Exhibit C

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

TEXTO VIGENTE

Nueva Ley publicada en el Diario Oficial de la Federación el 14 de noviembre de 2022

Al margen un sello con el Escudo Nacional, que dice: Estados Unidos Mexicanos.- Presidencia de la República.

ANDRÉS MANUEL LÓPEZ OBRADOR, Presidente de los Estados Unidos Mexicanos, a sus habitantes sabed:

Que el Honorable Congreso de la Unión, se ha servido dirigirme el siguiente

DECRETO

“EL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS DECRETA:

SE EXPIDE LA LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

Artículo Único. Se expide la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2023.

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

Capítulo I

De los Ingresos y el Endeudamiento Público

Artículo 1o. En el ejercicio fiscal de 2023, la Federación percibirá los ingresos provenientes de los conceptos y en las cantidades estimadas en millones de pesos que a continuación se enumeran:

CONCEPTO	Ingreso Estimado
TOTAL	8,299,647.8
1. Impuestos	4,623,583.1
11. Impuestos Sobre los Ingresos:	2,512,233.3
01. Impuesto sobre la renta.	2,512,233.3
12. Impuestos Sobre el Patrimonio.
13. Impuestos Sobre la Producción, el Consumo y las Transacciones:	1,921,070.7
01. Impuesto al valor agregado.	1,419,457.1
02. Impuesto especial sobre producción y servicios:	486,212.7
01. Combustibles automotrices:	278,412.8
01. Artículo 2o., fracción I, inciso D).	246,040.4

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

02. Artículo 2o.-A.	32,372.4
02. Bebidas con contenido alcohólico y cerveza:	72,854.9
01. Bebidas alcohólicas.	26,503.9
02. Cervezas y bebidas refrescantes.	46,351.0
03. Tabacos labrados.	50,114.5
04. Juegos con apuestas y sorteos.	3,373.3
05. Redes públicas de telecomunicaciones.	7,398.3
06. Bebidas energetizantes.	245.4
07. Bebidas saborizadas.	35,555.7
08. Alimentos no básicos con alta densidad calórica.	31,876.8
09. Plaguicidas.	2,050.8
10. Combustibles fósiles.	4,330.2
03. Impuesto sobre automóviles nuevos.	15,400.9
14. Impuestos al Comercio Exterior:	98,341.9
01. Impuestos al comercio exterior:	98,341.9
01. A la importación.	98,341.9
02. A la exportación.	0.0
15. Impuestos Sobre Nóminas y Asimilables.
16. Impuestos Ecológicos.
17. Accesorios de impuestos:	83,927.6
01. Accesorios de impuestos.	83,927.6
18. Otros impuestos:	7,676.6
01. Impuesto por la actividad de exploración y extracción de hidrocarburos.	7,676.6
02. Impuesto sobre servicios expresamente declarados de interés público por ley, en los que intervengan empresas concesionarias de bienes del dominio directo de la Nación.	0.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

19. Impuestos no comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	333.0
2. Cuotas y Aportaciones de Seguridad Social	470,845.4
21. Aportaciones para Fondos de Vivienda:	0.0
01. Aportaciones y abonos retenidos a trabajadores por patrones para el Fondo Nacional de la Vivienda para los Trabajadores.	0.0
22. Cuotas para la Seguridad Social:	470,845.4
01. Cuotas para el Seguro Social a cargo de patrones y trabajadores.	470,845.4
23. Cuotas de Ahorro para el Retiro:	0.0
01. Cuotas del Sistema de Ahorro para el Retiro a cargo de los patrones.	0.0
24. Otras Cuotas y Aportaciones para la Seguridad Social:	0.0
01. Cuotas para el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado a cargo de los citados trabajadores.	0.0
02. Cuotas para el Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas a cargo de los militares.	0.0
25. Accesorios de Cuotas y Aportaciones de Seguridad Social.	0.0
3. Contribuciones de Mejoras	34.6
31. Contribuciones de Mejoras por Obras Públicas:	34.6
01. Contribución de mejoras por obras públicas de infraestructura hidráulica.	34.6
39. Contribuciones de Mejoras no Comprendidas en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
4. Derechos	57,193.0
41. Derechos por el Uso, Goce, Aprovechamiento o Explotación de Bienes de Dominio Público:	46,184.3
01. Secretaría de Hacienda y Crédito Público.	386.7

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

02. Secretaría de la Función Pública.	0.0
03. Secretaría de Economía.	2,914.5
04. Secretaría de Infraestructura, Comunicaciones y Transportes.	9,373.7
05. Secretaría de Medio Ambiente y Recursos Naturales.	14,298.5
06. Secretaría de Agricultura y Desarrollo Rural.	62.6
07. Secretaría del Trabajo y Previsión Social.	0.0
08. Secretaría de Educación Pública.	0.0
09. Instituto Federal de Telecomunicaciones.	19,039.9
10. Secretaría de Cultura.	0.7
11. Secretaría de Salud.	0.0
12. Secretaría de Marina.	107.6
13. Secretaría de Seguridad y Protección Ciudadana.	0.1
43. Derechos por Prestación de Servicios:	11,008.7
01. Servicios que presta el Estado en funciones de derecho público:	11,008.7
01. Secretaría de Gobernación.	113.6
02. Secretaría de Relaciones Exteriores.	5,903.9
03. Secretaría de la Defensa Nacional.	301.1
04. Secretaría de Marina.	272.5
05. Secretaría de Hacienda y Crédito Público.	650.0
06. Secretaría de la Función Pública.	22.6
07. Secretaría de Energía.	0.0
08. Secretaría de Economía.	20.8
09. Secretaría de Agricultura y Desarrollo Rural.	39.1
10. Secretaría de Infraestructura, Comunicaciones y Transportes.	1,193.7

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

11. Secretaría de Medio Ambiente y Recursos Naturales:	122.3
01. Agencia Nacional de Seguridad Industrial y de Protección al Medio Ambiente del Sector Hidrocarburos.	0.0
02. Otros.	122.3
12. Secretaría de Educación Pública.	1,303.0
13. Secretaría de Salud.	0.1
14. Secretaría del Trabajo y Previsión Social.	0.5
15. Secretaría de Desarrollo Agrario, Territorial y Urbano.	57.9
16. Secretaría de Turismo.	0.0
17. Instituto Federal de Telecomunicaciones.	51.1
18. Comisión Nacional de Hidrocarburos.	0.0
19. Comisión Reguladora de Energía.	28.2
20. Comisión Federal de Competencia Económica.	0.0
21. Secretaría de Cultura.	844.5
22. Secretaría de Seguridad y Protección Ciudadana.	83.8
23. Secretaría de Bienestar.	0.0
44. Otros Derechos.	0.0
45. Accesorios de Derechos.	0.0
49. Derechos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
5. Productos	6,543.6
51. Productos:	6,543.6
01. Por los servicios que no correspondan a funciones de derecho público.	10.8
02. Derivados del uso, aprovechamiento o enajenación de bienes no sujetos al régimen de dominio público:	6,532.8
01. Explotación de tierras y aguas.	0.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

02. Arrendamiento de tierras, locales y construcciones.	0.4
03. Enajenación de bienes:	2,184.1
01. Muebles.	2,097.2
02. Inmuebles.	86.9
04. Intereses de valores, créditos y bonos.	3,806.2
05. Utilidades:	542.0
01. De organismos descentralizados y empresas de participación estatal.	0.0
02. De Lotería Nacional.	542.0
03. Otras.	0.0
06. Otros.	0.1
59. Productos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
6. Aprovechamientos	173,554.2
61. Aprovechamientos:	173,554.2
01. Multas.	2,687.9
02. Indemnizaciones.	1,427.5
03. Reintegros:	204.3
01. Sostenimiento de las escuelas artículo 123.	0.0
02. Servicio de vigilancia forestal.	0.1
03. Otros.	204.2
04. Provenientes de obras públicas de infraestructura hidráulica.	110.9
05. Participaciones en los ingresos derivados de la aplicación de leyes locales sobre herencias y legados expedidas de acuerdo con la Federación.	0.0
06. Participaciones en los ingresos derivados de la aplicación de leyes locales sobre donaciones expedidas de acuerdo con la Federación.	0.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

07. Aportaciones de los Estados, Municipios y particulares para el servicio del Sistema Escolar Federalizado.	0.0
08. Cooperación de la Ciudad de México por servicios públicos locales prestados por la Federación.	0.0
09. Cooperación de los Gobiernos de Estados y Municipios y de particulares para alcantarillado, electrificación, caminos y líneas telegráficas, telefónicas y para otras obras públicas.	0.0
10. 5 por ciento de días de cama a cargo de establecimientos particulares para internamiento de enfermos y otros destinados a la Secretaría de Salud.	0.0
11. Participaciones a cargo de los concesionarios de vías generales de comunicación y de empresas de abastecimiento de energía eléctrica.	1,053.5
12. Participaciones señaladas por la Ley Federal de Juegos y Sorteos.	1,103.5
13. Regalías provenientes de fondos y explotación minera.	0.0
14. Aportaciones de contratistas de obras públicas.	9.3
15. Destinados al Fondo para el Desarrollo Forestal:	0.6
01. Aportaciones que efectúen los Gobiernos de la Ciudad de México, Estatales y Municipales, los organismos y entidades públicas, sociales y los particulares.	0.0
02. De las reservas nacionales forestales.	0.0
03. Aportaciones al Instituto Nacional de Investigaciones Forestales y Agropecuarias.	0.0
04. Otros conceptos.	0.6
16. Cuotas Compensatorias.	174.7
17. Hospitales Militares.	0.0
18. Participaciones por la explotación de obras del dominio público señaladas por la Ley Federal del Derecho de Autor.	0.0
19. Provenientes de decomiso y de bienes que pasan a propiedad del Fisco Federal.	0.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

20. Provenientes del programa de mejoramiento de los medios de informática y de control de las autoridades aduaneras.	0.0
21. No comprendidos en los incisos anteriores provenientes del cumplimiento de convenios celebrados en otros ejercicios.	0.0
22. Otros:	166,782.0
01. Remanente de operación del Banco de México.	0.0
02. Utilidades por Recompra de Deuda.	0.0
03. Rendimiento mínimo garantizado.	0.0
04. Otros.	166,782.0
23. Provenientes de servicios en materia energética:	0.0
01. Agencia Nacional de Seguridad Industrial y de Protección al Medio Ambiente del Sector Hidrocarburos.	0.0
02. Comisión Nacional de Hidrocarburos.	0.0
03. Comisión Reguladora de Energía.	0.0
62. Aprovechamientos Patrimoniales:	0.0
01. Recuperaciones de capital:	0.0
01. Fondos entregados en fideicomiso, a favor de Entidades Federativas y empresas públicas.	0.0
02. Fondos entregados en fideicomiso, a favor de empresas privadas y a particulares.	0.0
03. Inversiones en obras de agua potable y alcantarillado.	0.0
04. Desincorporaciones.	0.0
05. Otros.	0.0
63. Accesorios de Aprovechamientos.	0.0
69. Aprovechamientos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

7. Ingresos por Ventas de Bienes, Prestación de Servicios y Otros Ingresos	1,303,977.5
71. Ingresos por Venta de Bienes y Prestación de Servicios de Instituciones Públicas de Seguridad Social:	78,495.9
01. Instituto Mexicano del Seguro Social.	28,526.0
02. Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.	49,969.9
72. Ingresos por Ventas de Bienes y Prestación de Servicios de Empresas Productivas del Estado:	1,225,481.6
01. Petróleos Mexicanos.	826,492.8
02. Comisión Federal de Electricidad.	398,988.8
73. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales y Fideicomisos No Empresariales y No Financieros.
74. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales No Financieras con Participación Estatal Mayoritaria.
75. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales Financieras Monetarias con Participación Estatal Mayoritaria.
76. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales Financieras No Monetarias con Participación Estatal Mayoritaria.
77. Ingresos por Venta de Bienes y Prestación de Servicios de Fideicomisos Financieros Públicos con Participación Estatal Mayoritaria.
78. Ingresos por Venta de Bienes y Prestación de Servicios de los Poderes Legislativo y Judicial, y de los Órganos Autónomos.
79. Otros Ingresos.
8. Participaciones, Aportaciones, Convenios, Incentivos Derivados de la Colaboración Fiscal y Fondos Distintos de Aportaciones
81. Participaciones.
82. Aportaciones.
83. Convenios.
84. Incentivos Derivados de la Colaboración Fiscal.
85. Fondos Distintos de Aportaciones.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

9. Transferencias, Asignaciones, Subsidios y Subvenciones, y Pensiones y Jubilaciones	487,742.6
91. Transferencias y Asignaciones.	0.0
93. Subsidios y Subvenciones.	0.0
95. Pensiones y jubilaciones.	0.0
97. Transferencias del Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo:	487,742.6
01. Ordinarias.	487,742.6
02. Extraordinarias.	0.0
0. Ingresos Derivados de Financiamientos	1,176,173.8
01. Endeudamiento interno:	1,210,347.0
01. Endeudamiento interno del Gobierno Federal.	1,168,313.9
02. Otros financiamientos:	42,033.1
01. Diferimiento de pagos.	42,033.1
02. Otros.	0.0
02. Endeudamiento externo:	0.0
01. Endeudamiento externo del Gobierno Federal.	0.0
03. Financiamiento Interno.
04. Déficit de organismos y empresas de control directo.	-34,173.2
05. Déficit de empresas productivas del Estado.	0.0
Informativo: Endeudamiento neto del Gobierno Federal (0.01.01+0.02.01)	1,168,313.9

Cuando una ley que establezca alguno de los ingresos previstos en este artículo, contenga disposiciones que señalen otros ingresos, estos últimos se considerarán comprendidos en el numeral que corresponda a los ingresos a que se refiere este precepto.

Se faculta al Ejecutivo Federal para que durante el ejercicio fiscal de 2023, otorgue los beneficios fiscales que sean necesarios para dar debido cumplimiento a las resoluciones derivadas de la aplicación de mecanismos internacionales para la solución de controversias legales que determinen una violación a un tratado internacional.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

El Ejecutivo Federal informará al Congreso de la Unión de los ingresos por contribuciones pagados en especie o en servicios, así como, en su caso, el destino de los mismos.

Derivado del monto de ingresos fiscales a obtener durante el ejercicio fiscal de 2023, se proyecta una recaudación federal participable por 4 billones 443 mil 267.6 millones de pesos.

Para el ejercicio fiscal de 2023, el gasto de inversión del sector público presupuestario aprobado en el Presupuesto de Egresos de la Federación, no se contabilizará para efectos del equilibrio presupuestario previsto en el artículo 17 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Se estima que durante el ejercicio fiscal de 2023, en términos monetarios, el pago en especie del impuesto sobre servicios expresamente declarados de interés público por ley, en los que intervengan empresas concesionarias de bienes del dominio directo de la Nación, previsto en la Ley que establece, reforma y adiciona las disposiciones relativas a diversos impuestos publicada en el Diario Oficial de la Federación el 31 de diciembre de 1968, ascenderá al equivalente de 455 millones de pesos.

La aplicación de los recursos a que se refiere el párrafo anterior, se hará de acuerdo a lo establecido en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal de 2023.

Con el objeto de que el Gobierno Federal continúe con la labor reconocida en el artículo Segundo Transitorio del “Decreto por el que se reforman y adicionan diversas disposiciones de la Ley que crea el Fideicomiso que administrará el fondo para el fortalecimiento de sociedades y cooperativas de ahorro y préstamo y de apoyo a sus ahorradores”, publicado en el Diario Oficial de la Federación el 28 de enero de 2004, y a fin de atender la problemática social de los ahorradores afectados por la operación irregular de las cajas populares de ahorro y préstamo a que se refiere dicho Transitorio, la Secretaría de Hacienda y Crédito Público, por conducto del área responsable de la banca y ahorro, continuará con la instrumentación, fortalecimiento y supervisión de las acciones o esquemas que correspondan para coadyuvar o intervenir en el resarcimiento de los ahorradores afectados.

En caso de que con base en las acciones o esquemas que se instrumenten conforme al párrafo que antecede sea necesaria la transmisión, administración o enajenación, por parte del Ejecutivo Federal, de los bienes y derechos del fideicomiso referido en el primer párrafo del artículo Segundo Transitorio del Decreto indicado en el párrafo anterior, las operaciones respectivas, en numerario o en especie, se registrarán en cuentas de orden, con la finalidad de no afectar el patrimonio o activos de los entes públicos federales que lleven a cabo esas operaciones.

El producto de la enajenación de los derechos y bienes decomisados o abandonados relacionados con los procesos judiciales y administrativos a que se refiere el artículo Segundo Transitorio del Decreto indicado en el párrafo precedente, se destinará en primer término, para cubrir los gastos de administración que eroguen los entes públicos federales que lleven a cabo las operaciones referidas en el párrafo anterior y, posteriormente, se destinarán para restituir al Gobierno Federal los recursos públicos aportados para el resarcimiento de los ahorradores afectados a que se refiere dicho precepto.

Los recursos que durante el ejercicio fiscal de 2023 se destinen al Fondo de Estabilización de los Ingresos de las Entidades Federativas en términos de las disposiciones aplicables, podrán utilizarse para cubrir las obligaciones derivadas de los esquemas que se instrumenten o se hayan instrumentado para potenciar los recursos de dicho fondo, en los términos dispuestos por la Secretaría de Hacienda y Crédito Público.

El gasto de inversión a que se refiere el párrafo sexto del presente artículo se reportará en los informes trimestrales que se presentan al Congreso de la Unión a que se refiere el artículo 107 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Para efectos de lo previsto en el artículo 107, fracción I de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Secretaría de Hacienda y Crédito Público deberá incluir en los Informes sobre la Situación Económica, las Finanzas Públicas y la Deuda Pública información del origen de los ingresos generados por los aprovechamientos a que se refiere el numeral 6.61.22.04 del presente artículo por concepto de otros aprovechamientos. Asimismo, deberá informar los destinos específicos que, en términos del artículo 19, fracción II, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en su caso tengan dichos aprovechamientos.

La Secretaría de Hacienda y Crédito Público deberá reportar en los Informes Trimestrales que se presenten al Congreso de la Unión en términos del artículo 107, fracción I de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la evolución del precio del petróleo observado respecto del cubierto mediante la Estrategia de Coberturas Petroleras para el ejercicio fiscal de 2023, así como de la subcuenta que se haya constituido como complemento en el Fondo de Estabilización de los Ingresos Presupuestarios.

El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado podrá transferir a la Reserva Financiera y Actuarial del Seguro de Salud, el excedente de la Reserva de Operación de Contingencias y Financiamiento sobre el monto establecido en el artículo 240 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado. El importe del gasto que realice dicho Instituto con cargo a los recursos acumulados en las Reservas a que se refieren los artículos 237 y 238 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, deberá ser registrado en los ingresos y en los egresos del flujo de efectivo autorizado para el ejercicio fiscal que corresponda.

Artículo 2o. Se autoriza al Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, para contratar y ejercer créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, en los términos de la Ley Federal de Deuda Pública y para el financiamiento del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal de 2023, por un monto de endeudamiento neto interno hasta por 1 billón 170 mil millones de pesos.

Asimismo, el Ejecutivo Federal podrá contratar obligaciones constitutivas de deuda pública interna adicionales a lo autorizado, siempre que el endeudamiento neto externo sea menor al establecido en el presente artículo en un monto equivalente al de dichas obligaciones adicionales. El Ejecutivo Federal queda autorizado para contratar y ejercer en el exterior créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, para el financiamiento del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal de 2023, así como para canjear o refinanciar obligaciones del sector público federal, a efecto de obtener un monto de endeudamiento neto externo de hasta 5 mil 500 millones de dólares de los Estados Unidos de América, el cual incluye el monto de endeudamiento neto externo que se ejercería con organismos financieros internacionales. De igual forma, el Ejecutivo Federal y las entidades podrán contratar obligaciones constitutivas de deuda pública externa adicionales a lo autorizado, siempre que el endeudamiento neto interno sea menor al establecido en el presente artículo en un monto equivalente al de dichas obligaciones adicionales. El cómputo de lo anterior se realizará, en una sola ocasión, el último día hábil bancario del ejercicio fiscal de 2023 considerando el tipo de cambio para solventar obligaciones denominadas en moneda extranjera pagaderas en la República Mexicana que publique el Banco de México en el Diario Oficial de la Federación, así como la equivalencia del peso mexicano con otras monedas que dé a conocer el propio Banco de México, en todos los casos en la fecha en que se hubieren realizado las operaciones correspondientes.

También se autoriza al Ejecutivo Federal para que, a través de la propia Secretaría de Hacienda y Crédito Público, emita valores en moneda nacional y contrate empréstitos para canje o refinanciamiento de obligaciones del erario federal, en los términos de la Ley Federal de Deuda Pública. Asimismo, el Ejecutivo Federal queda autorizado para contratar créditos o emitir valores en el exterior con el objeto de canjear o refinanciar endeudamiento externo.

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Secretaría General Secretaría de Servicios Parlamentarios

Las operaciones a las que se refiere el párrafo anterior no deberán implicar endeudamiento neto adicional al autorizado para el ejercicio fiscal de 2023.

Se autoriza al Instituto para la Protección al Ahorro Bancario a contratar créditos o emitir valores con el único objeto de canjear o refinanciar exclusivamente sus obligaciones financieras, a fin de hacer frente a sus obligaciones de pago, otorgar liquidez a sus títulos y, en general, mejorar los términos y condiciones de sus obligaciones financieras. Los recursos obtenidos con esta autorización únicamente se podrán aplicar en los términos establecidos en la Ley de Protección al Ahorro Bancario incluyendo sus artículos transitorios. Sobre estas operaciones de canje y refinanciamiento se deberá informar trimestralmente al Congreso de la Unión.

El Banco de México actuará como agente financiero del Instituto para la Protección al Ahorro Bancario, para la emisión, colocación, compra y venta, en el mercado nacional, de los valores representativos de la deuda del citado Instituto y, en general, para el servicio de dicha deuda. El Banco de México también podrá operar por cuenta propia con los valores referidos.

En el evento de que en las fechas en que corresponda efectuar pagos por principal o intereses de los valores que el Banco de México coloque por cuenta del Instituto para la Protección al Ahorro Bancario, éste no tenga recursos suficientes para cubrir dichos pagos en la cuenta que, para tal efecto, le lleve el Banco de México, el propio Banco deberá proceder a emitir y colocar valores a cargo del Instituto para la Protección al Ahorro Bancario, por cuenta de éste y por el importe necesario para cubrir los pagos que correspondan. Al determinar las características de la emisión y de la colocación, el citado Banco procurará las mejores condiciones para el mencionado Instituto dentro de lo que el mercado permita.

El Banco de México deberá efectuar la colocación de los valores a que se refiere el párrafo anterior en un plazo no mayor de 15 días hábiles contado a partir de la fecha en que se presente la insuficiencia de fondos en la cuenta del Instituto para la Protección al Ahorro Bancario. Excepcionalmente, la Junta de Gobierno del Banco de México podrá ampliar este plazo una o más veces por un plazo conjunto no mayor de tres meses, si ello resulta conveniente para evitar trastornos en el mercado financiero.

En cumplimiento de lo dispuesto por el artículo 45 de la Ley de Protección al Ahorro Bancario, se dispone que, en tanto se efectúe la colocación referida en el párrafo anterior, el Banco de México podrá cargar la cuenta corriente que le lleva a la Tesorería de la Federación, sin que se requiera la instrucción del Titular de dicha Tesorería, para atender el servicio de la deuda que emita el Instituto para la Protección al Ahorro Bancario. El Banco de México deberá abonar a la cuenta corriente de la Tesorería de la Federación el importe de la colocación de valores que efectúe en términos de este artículo.

Se autoriza a la banca de desarrollo, a la Financiera Nacional de Desarrollo Agropecuario, Rural, Forestal y Pesquero, a los fondos de fomento y al Instituto del Fondo Nacional para el Consumo de los Trabajadores un monto conjunto de déficit por intermediación financiera, definida como el Resultado de Operación que considera la Constitución Neta de Reservas Crediticias Preventivas, de cero pesos para el ejercicio fiscal de 2023.

El monto autorizado conforme al párrafo anterior podrá ser adecuado previa autorización del órgano de gobierno de la entidad de que se trate y con la opinión favorable de la Secretaría de Hacienda y Crédito Público.

Los montos establecidos en el artículo 1o., numeral 0 “Ingresos Derivados de Financiamientos” de esta Ley, así como el monto de endeudamiento neto interno consignado en este artículo, se verán, en su caso, modificados en lo conducente como resultado de la distribución, entre el Gobierno Federal y los organismos y empresas de control directo, de los montos autorizados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal de 2023.

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Secretaría General Secretaría de Servicios Parlamentarios

Se autoriza para Petróleos Mexicanos y sus empresas productivas subsidiarias la contratación y ejercicio de créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, así como el canje o refinanciamiento de sus obligaciones constitutivas de deuda pública, a efecto de obtener un monto de endeudamiento neto interno de hasta 27 mil 068.4 millones de pesos, y un monto de endeudamiento neto externo de hasta 142.2 millones de dólares de los Estados Unidos de América; asimismo, se podrán contratar obligaciones constitutivas de deuda pública interna o externa adicionales a lo autorizado, siempre que el endeudamiento neto externo o interno, respectivamente, sea menor al establecido en este párrafo en un monto equivalente al de dichas obligaciones adicionales. El uso del endeudamiento anterior deberá cumplir con la meta de balance financiero aprobado.

Se autoriza para la Comisión Federal de Electricidad y sus empresas productivas subsidiarias la contratación y ejercicio de créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, así como el canje o refinanciamiento de sus obligaciones constitutivas de deuda pública, a efecto de obtener un monto de endeudamiento neto interno de hasta 12 mil 750 millones de pesos, y un monto de endeudamiento neto externo de 397 millones de dólares de los Estados Unidos de América, asimismo se podrán contratar obligaciones constitutivas de deuda pública interna o externa adicionales a lo autorizado, siempre que el endeudamiento neto externo o interno, respectivamente, sea menor al establecido en este párrafo en un monto equivalente al de dichas obligaciones adicionales. El uso del endeudamiento anterior deberá cumplir con la meta de balance financiero aprobado.

El cómputo de lo establecido en los dos párrafos anteriores se realizará en una sola ocasión, el último día hábil bancario del ejercicio fiscal de 2023 considerando el tipo de cambio para solventar obligaciones denominadas en moneda extranjera pagaderas en la República Mexicana que publique el Banco de México en el Diario Oficial de la Federación, así como la equivalencia del peso mexicano con otras monedas que dé a conocer el propio Banco de México, en todos los casos en la fecha en que se hubieren realizado las operaciones correspondientes.

La Secretaría de Hacienda y Crédito Público informará al Congreso de la Unión de manera trimestral sobre el avance del Programa Anual de Financiamiento, destacando el comportamiento de los diversos rubros en el cual se haga referencia al financiamiento del Gasto de Capital y Refinanciamiento.

Artículo 3o. Se autoriza para la Ciudad de México la contratación y ejercicio de créditos, empréstitos y otras formas de crédito público para un endeudamiento neto de 3 mil millones de pesos para el financiamiento de obras contempladas en el Presupuesto de Egresos de la Ciudad de México para el Ejercicio Fiscal de 2023. Asimismo, se autoriza la contratación y ejercicio de créditos, empréstitos y otras formas de crédito público para realizar operaciones de canje, refinanciamiento o reestructura de la deuda pública de la Ciudad de México.

El ejercicio del monto de endeudamiento autorizado se sujetará a lo dispuesto en la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios.

Artículo 4o. En el ejercicio fiscal de 2023, la Federación percibirá los ingresos por proyectos de infraestructura productiva de largo plazo de inversión financiada directa y condicionada de la Comisión Federal de Electricidad por un total de 286,304.3 millones de pesos, de los cuales 140,923.0 millones de pesos corresponden a inversión directa y 145,381.3 millones de pesos a inversión condicionada.

Artículo 5o. Se autoriza al Ejecutivo Federal a contratar proyectos de inversión financiada de la Comisión Federal de Electricidad en los términos de los artículos 18 de la Ley Federal de Deuda Pública y 32, párrafos segundo a sexto, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, así como del Título Cuarto, Capítulo XIV, del Reglamento de este último ordenamiento, por un total de 984.3 millones de pesos que corresponde a cuatro proyectos de inversión directa.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Artículo 6o. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar las compensaciones que deban cubrir los organismos descentralizados y las empresas de participación estatal, por los bienes federales aportados o asignados a los mismos para su explotación o en relación con el monto de los productos o ingresos brutos que perciban.

Artículo 7o. Petróleos Mexicanos y sus empresas productivas subsidiarias deberán presentar las declaraciones, hacer los pagos y cumplir con las obligaciones de retener y enterar las contribuciones a cargo de terceros, ante la Tesorería de la Federación, a través del esquema para la presentación de declaraciones que para tal efecto establezca el Servicio de Administración Tributaria.

La Secretaría de Hacienda y Crédito Público queda facultada para establecer y, en su caso, modificar o suspender pagos a cuenta de los pagos provisionales mensuales del derecho por la utilidad compartida, previstos en el artículo 42 de la Ley de Ingresos sobre Hidrocarburos.

La Secretaría de Hacienda y Crédito Público informará y explicará las modificaciones a los montos que, por ingresos extraordinarios o una baja en los mismos, impacten en los pagos establecidos conforme al párrafo anterior, en un informe que se presentará a la Comisión de Hacienda y Crédito Público y al Centro de Estudios de las Finanzas Públicas, ambos de la Cámara de Diputados, dentro del mes siguiente a aquél en que se generen dichas modificaciones, así como en los Informes Trimestrales sobre la Situación Económica, las Finanzas Públicas y la Deuda Pública.

En caso de que la Secretaría de Hacienda y Crédito Público haga uso de las facultades otorgadas en el segundo párrafo de este artículo, los pagos correspondientes deberán ser transferidos y concentrados en la Tesorería de la Federación por el Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo, a más tardar el día siguiente de su recepción, a cuenta de la transferencia a que se refiere el artículo 16, fracción II, inciso g) de la Ley del Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo.

Los gastos de mantenimiento y operación de los proyectos integrales de infraestructura de Petróleos Mexicanos que, hasta antes de la entrada en vigor del “Decreto por el que se adicionan y reforman diversas disposiciones de la Ley Federal de Presupuesto y Responsabilidad Hacendaria”, publicado en el Diario Oficial de la Federación el 13 de noviembre de 2008, eran considerados proyectos de infraestructura productiva de largo plazo en términos del artículo 32 de dicha Ley, serán registrados como inversión.

Capítulo II

De las Facilidades Administrativas y Beneficios Fiscales

Artículo 8o. En los casos de prórroga para el pago de créditos fiscales se causarán recargos:

I.	Al 0.98 por ciento mensual sobre los saldos insolutos.

II.

Cuando de conformidad con el Código Fiscal de la Federación, se autorice el pago a plazos, se aplicará la tasa de recargos que a continuación se establece, sobre los saldos y durante el periodo de que se trate:

1.	Tratándose de pagos a plazos en parcialidades de hasta 12 meses, la tasa de recargos será del 1.26 por ciento mensual.

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Secretaría General Secretaría de Servicios Parlamentarios

2.	Tratándose de pagos a plazos en parcialidades de más de 12 meses y hasta de 24 meses, la tasa de recargos será de 1.53 por ciento mensual.

3.	Tratándose de pagos a plazos en parcialidades superiores a 24 meses, así como tratándose de pagos a plazo diferido, la tasa de recargos será de 1.82 por ciento mensual.

Las tasas de recargos establecidas en la fracción II de este artículo incluyen la actualización realizada conforme a lo establecido por el Código Fiscal de la Federación.

Artículo 9o. Se ratifican los acuerdos y disposiciones de carácter general expedidos en el Ramo de Hacienda, de las que hayan derivado beneficios otorgados en términos de la presente Ley, así como por los que se haya dejado en suspenso total o parcialmente el cobro de gravámenes y las resoluciones dictadas por la Secretaría de Hacienda y Crédito Público sobre la causación de tales gravámenes.

Se ratifican los convenios que se hayan celebrado entre la Federación por una parte y las entidades federativas, organismos autónomos por disposición constitucional de éstas, organismos públicos descentralizados de las mismas y los municipios, por la otra, en los que se finiquiten adeudos entre ellos. También se ratifican los convenios que se hayan celebrado o se celebren entre la Federación por una parte y las entidades federativas, por la otra, en los que se señalen los incentivos que perciben las propias entidades federativas y, en su caso, los municipios, por los bienes que pasen a propiedad del Fisco Federal, provenientes de comercio exterior, incluidos los sujetos a un procedimiento establecido en la legislación aduanera o fiscal federal, así como los abandonados a favor del Gobierno Federal.

En virtud de lo señalado en el párrafo anterior, no se aplicará lo dispuesto en el artículo 6 bis de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Artículo 10. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar los aprovechamientos que se cobrarán en el ejercicio fiscal de 2023, incluso por el uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación o por la prestación de servicios en el ejercicio de las funciones de derecho público por los que no se establecen derechos o que por cualquier causa legal no se paguen.

Para establecer el monto de los aprovechamientos se tomarán en consideración criterios de eficiencia económica y de saneamiento financiero y, en su caso, se estará a lo siguiente:

I.

La cantidad que deba cubrirse por concepto del uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios que tienen referencia internacional, se fijará considerando el cobro que se efectúe por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, de similares características, en países con los que México mantiene vínculos comerciales.

II.

Los aprovechamientos que se cobren por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, que no tengan referencia internacional, se fijarán considerando el costo de los mismos, siempre que se derive de una valuación de dichos costos en los términos de eficiencia económica y de saneamiento financiero.

III.

Se podrán establecer aprovechamientos diferenciales por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, cuando éstos respondan a estrategias de comercialización o racionalización y se otorguen de manera general.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Durante el ejercicio fiscal de 2023, la Secretaría de Hacienda y Crédito Público, mediante resoluciones de carácter particular, aprobará los montos de los aprovechamientos que cobren las dependencias de la Administración Pública Federal, salvo cuando su determinación y cobro se encuentre previsto en otras leyes. Para tal efecto, las dependencias interesadas estarán obligadas a someter para su aprobación, durante los meses de enero y febrero de 2023, los montos de los aprovechamientos que se cobren de manera regular. Los aprovechamientos que no sean sometidos a la aprobación de la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate a partir del 1 de marzo de 2023. Asimismo, los aprovechamientos cuya autorización haya sido negada por la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate, a partir de la fecha en que surta efectos la notificación de la resolución respectiva. Las solicitudes que formulen las dependencias y la autorización de los aprovechamientos por parte de la Secretaría de Hacienda y Crédito Público, se realizarán mediante la emisión de documentos con la firma autógrafa del servidor público facultado o certificados digitales, equipos o sistemas automatizados; para lo cual, en sustitución de la firma autógrafa, se emplearán medios de identificación electrónica y la firma electrónica avanzada, en términos de las disposiciones aplicables.

El uso de los medios de identificación electrónica a que se refiere el párrafo anterior producirá los mismos efectos que las disposiciones jurídicas otorgan a los documentos con firma autógrafa y, en consecuencia, tendrán el mismo valor vinculatorio.

Las autorizaciones para fijar o modificar las cuotas de los aprovechamientos que otorgue la Secretaría de Hacienda y Crédito Público durante el ejercicio fiscal de 2023, sólo surtirán sus efectos para ese año y, en su caso, dicha Secretaría autorizará el destino específico para los aprovechamientos que perciba la dependencia correspondiente.

Cuando la Secretaría de Hacienda y Crédito Público obtenga un aprovechamiento a cargo de las instituciones de banca de desarrollo o de las entidades paraestatales que formen parte del sistema financiero o de los fideicomisos públicos de fomento u otros fideicomisos públicos coordinados por dicha Secretaría, ya sea de los ingresos que obtengan o con motivo de la garantía soberana del Gobierno Federal, o tratándose de recuperaciones de capital o del patrimonio, según sea el caso, los recursos correspondientes se destinarán por la propia Secretaría prioritariamente a la capitalización de cualquiera de dichas entidades, incluyendo la aportación de recursos al patrimonio de cualquiera de dichos fideicomisos o a fomentar acciones que les permitan cumplir con sus respectivos mandatos, o a programas y proyectos de inversión, sin perjuicio de lo previsto en el último párrafo del artículo 12 de la presente Ley.

Cuando la Secretaría de Hacienda y Crédito Público obtenga un aprovechamiento a cargo de cualquier otra entidad paraestatal distinta de las señaladas en el párrafo anterior, dichos ingresos serán enterados a la Tesorería de la Federación bajo dicha naturaleza, a efecto de que sean destinados a programas presupuestarios que permitan cumplir con el Plan Nacional de Desarrollo y los programas que de él deriven.

Los ingresos excedentes provenientes de los aprovechamientos a que se refiere el artículo 1o., numerales 6.61.11, 6.61.22.04 y 6.62.01.04 de esta Ley por concepto de participaciones a cargo de los concesionarios de vías generales de comunicación y de empresas de abastecimiento de energía eléctrica, de otros aprovechamientos y de desincorporaciones distintos de entidades paraestatales, respectivamente, se podrán destinar, en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, a programas y proyectos de inversión.

En tanto no sean autorizados los aprovechamientos a que se refiere este artículo para el ejercicio fiscal de 2023, se aplicarán los vigentes al 31 de diciembre de 2022, multiplicados por el factor que corresponda según el mes en el que fueron autorizados o, en el caso de haberse realizado una modificación posterior, a partir de la última vez en la que fueron modificados en dicho ejercicio fiscal, conforme a la tabla siguiente:

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

MES	FACTOR
Enero	1.0771
Febrero	1.0707
Marzo	1.0619
Abril	1.0515
Mayo	1.0459
Junio	1.0440
Julio	1.0353
Agosto	1.0277
Septiembre	1.0232
Octubre	1.0184
Noviembre	1.0136
Diciembre	1.0053

En el caso de aprovechamientos que, en el ejercicio inmediato anterior, se hayan fijado en porcentajes, se continuarán aplicando durante el ejercicio fiscal de 2023 los porcentajes autorizados por la Secretaría de Hacienda y Crédito Público que se encuentren vigentes al 31 de diciembre de 2022 hasta en tanto dicha Secretaría no emita respuesta respecto de la solicitud de autorización para el ejercicio fiscal de 2023.

Los aprovechamientos por concepto de multas, sanciones, penas convencionales, cuotas compensatorias, recuperaciones de capital, aquéllos a que se refieren la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, la Ley Federal de Competencia Económica, y la Ley Federal de Telecomunicaciones y Radiodifusión, así como los accesorios de los aprovechamientos no requieren de autorización por parte de la Secretaría de Hacienda y Crédito Público para su cobro.

Tratándose de aprovechamientos que no hayan sido cobrados en el ejercicio inmediato anterior o que no se cobren de manera regular, las dependencias interesadas deberán someter para su aprobación a la Secretaría de Hacienda y Crédito Público el monto de los aprovechamientos que pretendan cobrar, en un plazo no menor a 10 días anteriores a la fecha de su entrada en vigor.

En aquellos casos en los que se incumpla con la obligación de presentar los comprobantes de pago de los aprovechamientos a que se refiere este artículo en los plazos que para tales efectos se fijen, el prestador del servicio o el otorgante del uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación de que se trate, procederá conforme a lo dispuesto en el artículo 3o. de la Ley Federal de Derechos.

El prestador del servicio o el otorgante del uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación, deberá informar a la Secretaría de Hacienda y Crédito Público, a más tardar en el mes de marzo de 2023, los conceptos y montos de los ingresos que hayan percibido por aprovechamientos, así como de los enteros efectuados a la Tesorería de la Federación por dichos conceptos, durante el ejercicio fiscal inmediato anterior.

Los sujetos a que se refiere el párrafo anterior deberán presentar un informe a la Secretaría de Hacienda y Crédito Público, durante los primeros 15 días del mes de julio de 2023, respecto de los ingresos y su concepto que hayan percibido por aprovechamientos durante el primer semestre del ejercicio fiscal en curso, así como de los que tengan programado percibir durante el segundo semestre del mismo.

Artículo 11. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar, mediante resoluciones de carácter particular, las cuotas de los productos que pretendan cobrar las dependencias durante el ejercicio fiscal de 2023, aun cuando su cobro se encuentre previsto en otras leyes.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Las autorizaciones para fijar o modificar las cuotas de los productos que otorgue la Secretaría de Hacienda y Crédito Público durante el ejercicio fiscal de 2023, sólo surtirán sus efectos para ese año y, en su caso, dicha Secretaría autorizará el destino específico para los productos que perciba la dependencia correspondiente.

Para los efectos del párrafo anterior, las dependencias interesadas estarán obligadas a someter para su aprobación, durante los meses de enero y febrero de 2023, los montos de los productos que se cobren de manera regular. Los productos que no sean sometidos a la aprobación de la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate a partir del 1 de marzo de 2023. Asimismo, los productos cuya autorización haya sido negada por la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate, a partir de la fecha en que surta efectos la notificación de la resolución respectiva. Las solicitudes que formulen las dependencias y la autorización de los productos por parte de la Secretaría de Hacienda y Crédito Público, se realizarán mediante la emisión de documentos con la firma autógrafa del servidor público facultado o certificados digitales, equipos o sistemas automatizados; para lo cual, en sustitución de la firma autógrafa, se emplearán medios de identificación electrónica y la firma electrónica avanzada, en términos de las disposiciones aplicables.

El uso de los medios de identificación electrónica a que se refiere el párrafo anterior producirá los mismos efectos que las disposiciones jurídicas otorgan a los documentos con firma autógrafa y, en consecuencia, tendrán el mismo valor vinculatorio.

En tanto no sean autorizados los productos a que se refiere este artículo para el ejercicio fiscal de 2023, se aplicarán los vigentes al 31 de diciembre de 2022, multiplicados por el factor que corresponda según el mes en que fueron autorizados o, en el caso de haberse realizado una modificación posterior, a partir de la última vez en la que fueron modificados en dicho ejercicio fiscal, conforme a la tabla siguiente:

MES	FACTOR
Enero	1.0771
Febrero	1.0707
Marzo	1.0619
Abril	1.0515
Mayo	1.0459
Junio	1.0440
Julio	1.0353
Agosto	1.0277
Septiembre	1.0232
Octubre	1.0184
Noviembre	1.0136
Diciembre	1.0053

En el caso de productos que, en el ejercicio inmediato anterior, se hayan fijado en porcentajes, se continuarán aplicando durante el ejercicio fiscal de 2023 los porcentajes autorizados por la Secretaría de Hacienda y Crédito Público que se encuentren vigentes al 31 de diciembre de 2022 hasta en tanto dicha Secretaría no emita respuesta respecto de la solicitud de autorización para el ejercicio fiscal de 2023.

Los productos por concepto de penas convencionales, los que se establezcan como contraprestación derivada de una licitación, subasta o remate, los intereses, así como aquellos productos que provengan de arrendamientos o enajenaciones efectuadas tanto por el Instituto de Administración y Avalúos de Bienes Nacionales como por el Instituto para Devolver al Pueblo lo Robado y los accesorios de los productos, no requieren de autorización por parte de la Secretaría de Hacienda y Crédito Público para su cobro.

19 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

De los ingresos provenientes de las enajenaciones realizadas por el Instituto para Devolver al Pueblo lo Robado, respecto de los bienes propiedad del Gobierno Federal que hayan sido transferidos por la Tesorería de la Federación, el Instituto para Devolver al Pueblo lo Robado deberá descontar los importes necesarios para financiar otras transferencias o mandatos de la propia Tesorería; del monto restante hasta la cantidad que determine la Junta de Gobierno de dicho organismo se depositará en un fondo, manteniéndolo en una subcuenta específica, que se destinará a financiar otras transferencias o mandatos y el remanente será enterado a la Tesorería de la Federación en los términos de las disposiciones aplicables.

De los ingresos provenientes de las enajenaciones realizadas por el Instituto para Devolver al Pueblo lo Robado, respecto de los bienes que pasan a propiedad del Fisco Federal conforme a las disposiciones fiscales, que hayan sido transferidos por el Servicio de Administración Tributaria, el Instituto para Devolver al Pueblo lo Robado deberá descontar los importes necesarios para financiar otras transferencias o mandatos de la citada entidad transferente; del monto restante hasta la cantidad que determine la Junta de Gobierno de dicho organismo se depositará en el fondo señalado en el párrafo anterior, manteniéndolo en una subcuenta específica, que se destinará a financiar otras transferencias o mandatos y el remanente será enterado a la Tesorería de la Federación en los términos de las disposiciones aplicables. Un mecanismo como el previsto en el presente párrafo, se podrá aplicar a los ingresos provenientes de las enajenaciones de bienes de comercio exterior que transfieran las autoridades aduaneras, incluso para el pago de resarcimientos de bienes procedentes de comercio exterior que, por mandato de autoridad administrativa o jurisdiccional, el Instituto para Devolver al Pueblo lo Robado deba realizar. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en los artículos 27, 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Para los efectos de los dos párrafos anteriores, el Instituto para Devolver al Pueblo lo Robado remitirá de manera semestral a la Cámara de Diputados y a su Coordinadora de Sector, un informe que contenga el desglose de las operaciones efectuadas por motivo de las transferencias de bienes del Gobierno Federal de las autoridades mencionadas en los párrafos citados.

Los ingresos netos provenientes de las enajenaciones realizadas por el Instituto para Devolver al Pueblo lo Robado se podrán destinar hasta en un 100 por ciento a financiar otras transferencias o mandatos de la misma entidad transferente, así como para el pago de los créditos que hayan sido otorgados por la banca de desarrollo para cubrir los gastos de operación de los bienes transferidos, siempre que en el acta de entrega recepción de los bienes transferidos o en el convenio que al efecto se celebre se señale dicha situación. Lo anterior no resulta aplicable a las enajenaciones de bienes decomisados a que se refiere el décimo tercer párrafo del artículo 13 de esta Ley. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en los artículos 27, 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Los ingresos provenientes de la enajenación de los bienes en proceso de extinción de dominio y de aquellos sobre los que sea declarada la extinción de dominio y de sus frutos, así como su monetización en términos de la Ley Nacional de Extinción de Dominio, serán destinados a una cuenta especial en los términos que establece el artículo 239 de la Ley Nacional de Extinción de Dominio, previa deducción de los conceptos previstos en los artículos 234 y 237 de la Ley Nacional de Extinción de Dominio.

Tratándose de productos que no se hayan cobrado en el ejercicio inmediato anterior o que no se cobren de manera regular, las dependencias interesadas deberán someter para su aprobación a la Secretaría de Hacienda y Crédito Público el monto de los productos que pretendan cobrar, en un plazo no menor a 10 días anteriores a la fecha de su entrada en vigor.

20 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Las dependencias de la Administración Pública Federal deberán informar a la Secretaría de Hacienda y Crédito Público, a más tardar en el mes de marzo de 2023, los conceptos y montos de los ingresos que hayan percibido por productos, así como de la concentración efectuada a la Tesorería de la Federación por dichos conceptos durante el ejercicio fiscal inmediato anterior.

Las dependencias a que se refiere el párrafo anterior deberán presentar un informe a la Secretaría de Hacienda y Crédito Público, durante los primeros 15 días del mes de julio de 2023 respecto de los ingresos y su concepto que hayan percibido por productos durante el primer semestre del ejercicio fiscal citado, así como de los que tengan programado percibir durante el segundo semestre del mismo.

Artículo 12. Los ingresos que se recauden durante el ejercicio fiscal de 2023 se concentrarán en términos del artículo 22 de la Ley de Tesorería de la Federación, salvo en los siguientes casos:

I.

Se concentrarán en la Tesorería de la Federación, a más tardar el día hábil siguiente al de su recepción, los derechos y aprovechamientos, por el uso, goce, aprovechamiento o explotación del espectro radioeléctrico y los servicios vinculados a éste, incluidos entre otros las sanciones, penas convencionales, cuotas compensatorias, así como los aprovechamientos por infracciones a la Ley Federal de Competencia Económica y a la Ley Federal de Telecomunicaciones y Radiodifusión;

II.

Las entidades de control directo, los poderes Legislativo y Judicial y los órganos autónomos por disposición constitucional, sólo registrarán los ingresos que obtengan por cualquier concepto en el rubro correspondiente de esta Ley, salvo por lo dispuesto en la fracción I de este artículo, y deberán conservar a disposición de los órganos revisores de la Cuenta Pública Federal, la documentación comprobatoria de dichos ingresos.

Para los efectos del registro de los ingresos a que se refiere esta fracción, se deberá presentar a la Secretaría de Hacienda y Crédito Público la documentación comprobatoria de la obtención de dichos ingresos, o bien, de los informes avalados por el órgano interno de control o de la comisión respectiva del órgano de gobierno, según sea el caso, especificando los importes del impuesto al valor agregado que hayan trasladado por los actos o las actividades que dieron lugar a la obtención de los ingresos;

III.

Las entidades de control indirecto deberán informar a la Secretaría de Hacienda y Crédito Público sobre sus ingresos, a efecto de que se esté en posibilidad de elaborar los informes trimestrales que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria y se reflejen dentro de la Cuenta Pública Federal;

IV.

Los ingresos provenientes de las aportaciones de seguridad social destinadas al Instituto Mexicano del Seguro Social, al Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado y al Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas, podrán ser recaudados por las oficinas de los propios institutos o por las instituciones de crédito que autorice la Secretaría de Hacienda y Crédito Público, debiendo cumplirse con los requisitos contables establecidos y reflejarse en la Cuenta Pública Federal, y

V.

Los ingresos que obtengan las instituciones educativas, planteles y centros de investigación de las dependencias que prestan servicios de educación media superior, superior, de posgrado, de investigación y de formación para el trabajo del sector público, por la prestación de servicios, venta de bienes derivados de sus actividades sustantivas o por cualquier otra vía, incluidos los que generen sus escuelas, centros y unidades de enseñanza y de investigación, formarán parte de su patrimonio, en su caso, serán administrados por las propias instituciones y se destinarán para sus finalidades y programas institucionales, de acuerdo con las disposiciones presupuestarias aplicables, sin perjuicio de la concentración en términos de la Ley de Tesorería de la Federación.

Las instituciones educativas, los planteles y centros de investigación de las dependencias que prestan servicios de educación media superior, superior, de posgrado, de investigación y de formación para el trabajo del sector público, deberán informar semestralmente a la Secretaría de Hacienda y Crédito Público el origen y aplicación de sus ingresos.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Los ingresos que provengan de proyectos de comercialización de certificados de reducción de gases de efecto invernadero, como dióxido de carbono y metano, se destinarán a las entidades o a las empresas productivas del Estado que los generen, para la realización del proyecto que los generó o proyectos de la misma naturaleza. Las entidades o las empresas productivas del Estado podrán celebrar convenios de colaboración con la iniciativa privada.

Las contribuciones, productos o aprovechamientos a los que las leyes de carácter no fiscal otorguen una naturaleza distinta a la establecida en las leyes fiscales, tendrán la naturaleza establecida en las leyes fiscales. Se derogan las disposiciones que se opongan a lo previsto en este artículo, en su parte conducente.

Los ingresos que obtengan las dependencias y entidades que integran la Administración Pública Federal, a los que las leyes de carácter no fiscal otorguen una naturaleza distinta a los conceptos previstos en el artículo 1o. de esta Ley, se considerarán comprendidos en el numeral que les corresponda conforme al citado artículo.

Lo señalado en el presente artículo se establece sin perjuicio de la obligación de concentrar los recursos públicos al final del ejercicio en la Tesorería de la Federación, en los términos del artículo 54, párrafo tercero, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Los recursos públicos que se reintegren de un fideicomiso, mandato o análogo, así como aquellos remanentes a la extinción o terminación de la vigencia de esos instrumentos jurídicos, deberán ser concentrados en la Tesorería de la Federación bajo la naturaleza de aprovechamientos, según su origen, y se podrán destinar a los fines que determine la Secretaría de Hacienda y Crédito Público, salvo aquéllos para los que esté previsto un destino distinto en el instrumento correspondiente. Asimismo, los ingresos excedentes provenientes de los aprovechamientos a que se refiere el numeral 6.62.01, con excepción del numeral 6.62.01.04 del artículo 1o. de esta Ley, por concepto de recuperaciones de capital, se podrán destinar por la Secretaría de Hacienda y Crédito Público a gasto de inversión, así como a programas que permitan cumplir con los objetivos del Plan Nacional de Desarrollo.

Artículo 13. Los ingresos que se recauden por concepto de bienes que pasen a ser propiedad del Fisco Federal se enterarán a la Tesorería de la Federación hasta el momento en que se cobre la contraprestación pactada por la enajenación de dichos bienes.

Tratándose de los gastos de ejecución que reciba el Fisco Federal, éstos se enterarán a la Tesorería de la Federación hasta el momento en el que efectivamente se cobren, sin clasificarlos en el concepto de la contribución o aprovechamiento del cual son accesorios.

Los ingresos que se enteren a la Tesorería de la Federación por concepto de bienes que pasen a ser propiedad del Fisco Federal o gastos de ejecución, serán los netos que resulten de restar al ingreso percibido las erogaciones efectuadas para realizar la enajenación de los bienes o para llevar a cabo el procedimiento administrativo de ejecución que dio lugar al cobro de los gastos de ejecución, así como las erogaciones a que se refiere el párrafo siguiente.

22 de 45

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Los ingresos netos por enajenación de acciones, cesión de derechos, negociaciones y desincorporación de entidades paraestatales son los recursos efectivamente recibidos por el Gobierno Federal, una vez descontadas las erogaciones realizadas tales como comisiones que se paguen a agentes financieros, contribuciones, gastos de administración, de mantenimiento y de venta, honorarios de comisionados especiales que no sean servidores públicos encargados de dichos procesos, así como pagos de las reclamaciones procedentes que presenten los adquirentes o terceros, por pasivos ocultos, fiscales o de otra índole, activos inexistentes y asuntos en litigio y demás erogaciones análogas a todas las mencionadas. Con excepción de lo dispuesto en el séptimo párrafo de este artículo para los procesos de desincorporación de entidades paraestatales, los ingresos netos a que se refiere este párrafo se enterarán o concentrarán, según corresponda, en la Tesorería de la Federación y deberán manifestarse tanto en los registros de la propia Tesorería como en la Cuenta Pública Federal.

Lo dispuesto en el párrafo anterior será aplicable a la enajenación de acciones y cesión de derechos cuando impliquen contrataciones de terceros para llevar a cabo tales procesos, las cuales deberán sujetarse a lo dispuesto por la Ley de Adquisiciones, Arrendamientos y Servicios del Sector Público.

Además de los conceptos señalados en los párrafos tercero y cuarto del presente artículo, a los ingresos que se obtengan por la enajenación de bienes, incluyendo acciones, por la enajenación y recuperación de activos financieros y por la cesión de derechos, todos ellos propiedad del Gobierno Federal, o de cualquier entidad transferente en términos de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, así como por la desincorporación de entidades, se les podrá descontar un porcentaje, por concepto de gastos indirectos de operación, que no podrá ser mayor del 7 por ciento, a favor del Instituto para Devolver al Pueblo lo Robado, cuando a éste se le haya encomendado la ejecución de dichos procedimientos. Este porcentaje será autorizado por la Junta de Gobierno de la citada entidad, y se destinará a financiar, junto con los recursos fiscales y patrimoniales del organismo, las operaciones de éste. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en los artículos 27, 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Los recursos remanentes de los procesos de desincorporación de entidades concluidos podrán destinarse para cubrir los gastos y pasivos derivados de los procesos de desincorporación de entidades deficitarios, directamente o por conducto del Fondo de Desincorporación de Entidades, siempre que se cuente con la opinión favorable de la Comisión Intersecretarial de Gasto Público, Financiamiento y Desincorporación, sin que sea necesario concentrarlos en la Tesorería de la Federación. Estos recursos deberán identificarse por el liquidador, fiduciario o responsable del proceso en una subcuenta específica.

Los pasivos a cargo de organismos descentralizados en proceso de desincorporación que tengan como acreedor al Gobierno Federal, con excepción de aquéllos que tengan el carácter de crédito fiscal, quedarán extinguidos de pleno derecho sin necesidad de autorización alguna, y los créditos quedarán cancelados de las cuentas públicas.

Los recursos remanentes de los procesos de desincorporación de entidades que se encuentren en el Fondo de Desincorporación de Entidades, podrán permanecer afectos a éste para hacer frente a los gastos y pasivos de los procesos de desincorporación de entidades deficitarios, previa opinión de la Comisión Intersecretarial de Gasto Público, Financiamiento y Desincorporación. No se considerará enajenación la transmisión de bienes y derechos al Fondo de Desincorporación de Entidades que, con la opinión favorable de dicha Comisión, efectúen las entidades en proceso de desincorporación, para concluir las actividades residuales del proceso respectivo.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Tratándose de los procesos de desincorporación de entidades constituidas o en las que participen entidades paraestatales no apoyadas u otras entidades con recursos propios, los recursos remanentes que les correspondan de dichos procesos ingresarán a sus respectivas tesorerías para hacer frente a sus gastos.

Los recursos disponibles de los convenios de cesión de derechos y obligaciones suscritos, como parte de la estrategia de conclusión de los procesos de desincorporación de entidades, entre el Instituto para Devolver al Pueblo lo Robado y las entidades cuyos procesos de desincorporación concluyeron, podrán ser utilizados por éste, para sufragar las erogaciones relacionadas al cumplimiento de su objeto, relativo a la atención de encargos bajo su administración, cuando éstos sean deficitarios. Lo anterior, estará sujeto, al cumplimiento de las directrices que se emitan para tal efecto, así como a la autorización de la Junta de Gobierno del Instituto para Devolver al Pueblo lo Robado, previa aprobación de los órganos colegiados competentes.

Los ingresos obtenidos por la venta de bienes asegurados a favor del Gobierno Federal, incluyendo numerario, así como de los que se obtengan de la conversión de divisas, cuya administración y destino hayan sido encomendados al Instituto para Devolver al Pueblo lo Robado, en términos de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, serán destinados a un fondo en los términos del artículo 89 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, previa deducción de los conceptos previstos en los artículos 90, 92 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público. Los recursos que se concentren en la Tesorería de la Federación se considerarán aprovechamientos y se destinarán a los fines que determine el Gabinete Social de la Presidencia de la República, en términos de las disposiciones aplicables.

Los ingresos provenientes de numerario, así como de los que se obtengan de la conversión de divisas y de la enajenación de bienes, activos o empresas que realice el Instituto para Devolver al Pueblo lo Robado, que hayan sido declarados abandonados por parte de las instancias competentes, distintos a los señalados en el párrafo décimo sexto del presente artículo y que se concentren a la Tesorería de la Federación, se considerarán aprovechamientos y se destinarán a los fines que determine el Gabinete Social de la Presidencia de la República, en términos de las disposiciones aplicables. Lo anterior sin perjuicio de lo dispuesto en los artículos 89, 92 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

El numerario decomisado y los ingresos provenientes de la enajenación de bienes decomisados y de sus frutos, a que se refiere la fracción I del artículo 1o. de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, una vez satisfecha la reparación a la víctima, y previa deducción de los gastos indirectos de operación que correspondan, se entregarán en partes iguales, al Poder Judicial de la Federación, a la Fiscalía General de la República, a la Comisión Ejecutiva de Atención a Víctimas para el pago de las ayudas, asistencia y reparación integral a víctimas, en términos de la Ley General de Víctimas y demás disposiciones aplicables, y al financiamiento de programas sociales conforme a los objetivos establecidos en el Plan Nacional de Desarrollo, u otras políticas prioritarias, conforme lo determine el Gabinete Social de la Presidencia de la República, con excepción de lo dispuesto en el párrafo décimo primero del artículo 1o. de la presente Ley.

Los ingresos que la Federación obtenga en términos del artículo 71 de la Ley General de Víctimas, serán destinados a la Comisión Ejecutiva de Atención a Víctimas conforme a lo señalado en el párrafo anterior.

Los ingresos provenientes de la enajenación que realice el Instituto para Devolver al Pueblo lo Robado de vehículos declarados abandonados por la Secretaría de Infraestructura, Comunicaciones y Transportes en depósito de guarda y custodia en locales permisionados por dicha dependencia, se destinarán de conformidad con lo establecido en el artículo 89 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público. De la cantidad restante a los permisionarios federales se les cubrirán los adeudos generados hasta con el 30 por ciento de los remanentes de los ingresos y el resto se enterará a la Tesorería de la Federación. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en el artículo 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Artículo 14. Se aplicará lo establecido en esta Ley a los ingresos que por cualquier concepto reciban las entidades de la Administración Pública Federal paraestatal que estén sujetas a control en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, de su Reglamento y del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal de 2023, entre las que se comprende de manera enunciativa a las siguientes:

I.	Instituto Mexicano del Seguro Social.

II.	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.

Las entidades a que se refiere este artículo deberán estar inscritas en el Registro Federal de Contribuyentes y llevar contabilidad en los términos de las disposiciones fiscales, así como presentar las declaraciones informativas que correspondan en los términos de dichas disposiciones.

Artículo 15. Durante el ejercicio fiscal de 2023, los contribuyentes a los que se les impongan multas por infracciones derivadas del incumplimiento de obligaciones fiscales federales distintas a las obligaciones de pago, entre otras, las relacionadas con el Registro Federal de Contribuyentes, con la presentación de declaraciones, solicitudes o avisos y con la obligación de llevar contabilidad, así como aquéllos a los que se les impongan multas por no efectuar los pagos provisionales de una contribución, de conformidad con lo dispuesto en el artículo 81, fracción IV del Código Fiscal de la Federación, con excepción de las impuestas por declarar pérdidas fiscales en exceso y las contempladas en el artículo 85, fracción I del citado Código, independientemente del ejercicio por el que corrijan su situación derivado del ejercicio de facultades de comprobación, pagarán el 50 por ciento de la multa que les corresponda si llevan a cabo dicho pago después de que las autoridades fiscales inicien el ejercicio de sus facultades de comprobación y hasta antes de que se le levante el acta final de la visita domiciliaria o se notifique el oficio de observaciones a que se refiere la fracción IV del artículo 48 del Código Fiscal de la Federación, siempre y cuando, además de dicha multa, se paguen las contribuciones omitidas y sus accesorios, cuando sea procedente.

Cuando los contribuyentes a los que se les impongan multas por las infracciones señaladas en el párrafo anterior corrijan su situación fiscal y paguen las contribuciones omitidas junto con sus accesorios, en su caso, después de que se levante el acta final de la visita domiciliaria, se notifique el oficio de observaciones a que se refiere la fracción IV del artículo 48 del Código Fiscal de la Federación o se notifique la resolución provisional a que se refiere el artículo 53-B, primer párrafo, fracción I del citado Código, pero antes de que se notifique la resolución que determine el monto de las contribuciones omitidas o la resolución definitiva a que se refiere el citado artículo 53-B, los contribuyentes pagarán el 60 por ciento de la multa que les corresponda siempre que se cumplan los demás requisitos exigidos en el párrafo anterior.

Artículo 16. Durante el ejercicio fiscal de 2023, se estará a lo siguiente:

A.	En materia de estímulos fiscales:

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I.

Se otorga un estímulo fiscal a las personas que realicen actividades empresariales, que obtengan en el ejercicio fiscal en el que adquieran el diésel o el biodiésel y sus mezclas, ingresos totales anuales para los efectos del impuesto sobre la renta menores a 60 millones de pesos y que para determinar su utilidad puedan deducir dichos combustibles cuando los importen o adquieran para su consumo final, siempre que se utilicen exclusivamente como combustible en maquinaria en general, excepto vehículos, consistente en permitir el acreditamiento de un monto equivalente al impuesto especial sobre producción y servicios que las personas que enajenen diésel o biodiésel y sus mezclas en territorio nacional hayan causado por la enajenación de dichos combustibles, en términos del artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o numeral 2, según corresponda al tipo de combustible, de la Ley del Impuesto Especial sobre Producción y Servicios, así como el acreditamiento del impuesto a que se refiere el numeral 1, subinciso c) o numeral 2 citados, que hayan pagado en su importación. El estímulo será aplicable únicamente cuando se cumplan con los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria. El estímulo no podrá ser aplicable por las personas morales que se consideran partes relacionadas de acuerdo con el artículo 179 de la Ley del Impuesto sobre la Renta. Para los efectos de este párrafo, no se considerarán dentro de los ingresos totales, los provenientes de la enajenación de activos fijos o activos fijos y terrenos de su propiedad que hubiesen estado afectos a su actividad.

El estímulo a que se refiere el párrafo anterior también será aplicable a los vehículos marinos siempre que se cumplan los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria.

Adicionalmente, para que proceda la aplicación del estímulo al biodiésel y sus mezclas, el beneficiario deberá contar con el pedimento de importación o con el comprobante fiscal correspondiente a la adquisición del biodiésel o sus mezclas, en el que se consigne la cantidad de cada uno de los combustibles que se contenga en el caso de las mezclas y tratándose del comprobante fiscal de adquisición, deberá contar también con el número del pedimento de importación con el que se llevó a cabo la importación del citado combustible y deberá recabar de su proveedor una copia del pedimento de importación citado en el comprobante. En caso de que en el pedimento de importación o en el comprobante fiscal de adquisición no se asienten los datos mencionados o que en este último caso no se cuente con la copia del pedimento de importación, no procederá la aplicación del estímulo al biodiésel y sus mezclas.

II.	Para los efectos de lo dispuesto en la fracción anterior, los contribuyentes estarán a lo siguiente:

1.

El monto que se podrá acreditar será el que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda conforme al artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, según corresponda al tipo de combustible, con los ajustes que, en su caso, correspondan, vigente en el momento en que se haya realizado la importación o adquisición del diésel o el biodiésel y sus mezclas, por el número de litros de diésel o de biodiésel y sus mezclas importados o adquiridos.

En ningún caso procederá la devolución de las cantidades a que se refiere este numeral.

2.

Las personas dedicadas a las actividades agropecuarias o silvícolas que se dediquen exclusivamente a estas actividades conforme al párrafo sexto del artículo 74 de la Ley del Impuesto sobre la Renta, que utilicen el diésel o el biodiésel y sus mezclas en dichas actividades, podrán acreditar un monto equivalente a la cantidad que resulte de multiplicar el valor en aduana del pedimento de importación o el precio consignado en el comprobante fiscal de adquisición del diésel o del biodiésel y sus mezclas en las estaciones de servicio, incluido el impuesto al valor agregado, por el factor de 0.355, en lugar de aplicar lo dispuesto en el numeral anterior. Para la determinación del estímulo en los términos de este párrafo, no se considerará el impuesto correspondiente al artículo 2o.-A de la Ley del Impuesto Especial sobre Producción y Servicios, incluido dentro del precio señalado.

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El acreditamiento a que se refiere la fracción anterior podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se importe o adquiera el diésel o biodiésel y sus mezclas, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

III.

Las personas morales que se dediquen exclusivamente a actividades agropecuarias o silvícolas en los términos del párrafo sexto del artículo 74 de la Ley del Impuesto sobre la Renta, que importen o adquieran diésel o biodiésel y sus mezclas para su consumo final en dichas actividades agropecuarias o silvícolas comprendidas en la fracción I del presente apartado podrán solicitar la devolución del monto del impuesto especial sobre producción y servicios que tuvieran derecho a acreditar en los términos de la fracción II que antecede, en lugar de efectuar el acreditamiento a que la misma se refiere, siempre que cumplan con lo dispuesto en esta fracción.

Las personas morales que cumplan con sus obligaciones fiscales en los términos de los artículos 74 y 75 del Capítulo VIII del Título II de la Ley del Impuesto sobre la Renta, que podrán solicitar la devolución a que se refiere esta fracción, serán aquéllas cuyos ingresos en el ejercicio inmediato anterior no hayan excedido el equivalente a veinte veces el valor anual de la Unidad de Medida y Actualización vigente en el año 2022, por cada uno de los socios o asociados, sin exceder de doscientas veces el valor anual de la Unidad de Medida y Actualización vigente en el año 2022. El monto de la devolución no podrá ser superior a 1,495.39 pesos mensuales, por cada uno de los socios o asociados, sin que exceda en su totalidad de 14,947.81 pesos mensuales.

El Servicio de Administración Tributaria emitirá las reglas necesarias para simplificar la obtención de la devolución a que se refiere el párrafo anterior.

La devolución correspondiente deberá ser solicitada trimestralmente en los meses de abril, julio y octubre de 2023 y enero de 2024.

Las personas a que se refiere el primer párrafo de esta fracción deberán llevar un registro de control de consumo de diésel o de biodiésel y sus mezclas, en el que asienten mensualmente la totalidad del diésel o del biodiésel y sus mezclas que utilicen para sus actividades agropecuarias o silvícolas en los términos de la fracción I de este artículo, en el que se deberá distinguir entre el diésel o el biodiésel y sus mezclas que se hubiera destinado para los fines a que se refiere dicha fracción, del diésel o del biodiésel y sus mezclas utilizado para otros fines. Este registro deberá estar a disposición de las autoridades fiscales por el plazo a que se esté obligado a conservar la contabilidad en los términos de las disposiciones fiscales.

La devolución a que se refiere esta fracción se deberá solicitar al Servicio de Administración Tributaria acompañando la documentación prevista en la presente fracción, así como aquélla que dicho órgano desconcentrado determine mediante reglas de carácter general.

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El derecho para la devolución del impuesto especial sobre producción y servicios tendrá una vigencia de un año contado a partir de la fecha en que se hubiere efectuado la importación o adquisición del diésel o del biodiésel y sus mezclas cumpliendo con los requisitos señalados en esta fracción, en el entendido de que quien no solicite oportunamente su devolución, perderá el derecho de realizarlo con posterioridad a dicho año.

Los derechos previstos en esta fracción y en la fracción II de este artículo no serán aplicables a los contribuyentes que utilicen el diésel o el biodiésel y sus mezclas en bienes destinados al autotransporte de personas o efectos a través de carreteras o caminos.

IV.

Se otorga un estímulo fiscal a los contribuyentes que importen o adquieran diésel o biodiésel y sus mezclas para su consumo final y que sea para uso automotriz en vehículos que se destinen exclusivamente al transporte público y privado, de personas o de carga, así como el turístico, consistente en permitir el acreditamiento de un monto equivalente al impuesto especial sobre producción y servicios que las personas que enajenen diésel o biodiésel y sus mezclas en territorio nacional hayan causado por la enajenación de estos combustibles en términos del artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o el numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, según corresponda al tipo de combustible, con los ajustes que en su caso correspondan, así como el acreditamiento del impuesto a que se refiere el numeral 1, subinciso c) o el numeral 2 citados, que hayan pagado en su importación.

Para los efectos del párrafo anterior, el monto que se podrá acreditar será el que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda según el tipo de combustible, conforme al artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o el numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, con los ajustes que, en su caso, correspondan, vigente en el momento en que se haya realizado la importación o adquisición del diésel o del biodiésel y sus mezclas, por el número de litros importados o adquiridos.

El acreditamiento a que se refiere esta fracción únicamente podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se importe o adquiera el diésel o biodiésel y sus mezclas, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

Para que proceda el acreditamiento a que se refiere esta fracción, el pago por la importación o adquisición de diésel o de biodiésel y sus mezclas a distribuidores o estaciones de servicio, deberá efectuarse con: monedero electrónico autorizado por el Servicio de Administración Tributaria; tarjeta de crédito, débito o de servicios, expedida a favor del contribuyente que pretenda hacer el acreditamiento; con cheque nominativo expedido por el importador o adquirente para abono en cuenta del enajenante, o bien, transferencia electrónica de fondos desde cuentas abiertas a nombre del contribuyente en instituciones que componen el sistema financiero y las entidades que para tal efecto autorice el Banco de México.

En ningún caso este beneficio podrá ser utilizado por los contribuyentes que presten preponderantemente sus servicios a otra persona moral residente en el país o en el extranjero, que se considere parte relacionada, de acuerdo al artículo 179 de la Ley del Impuesto sobre la Renta.

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Adicionalmente, para que proceda la aplicación del estímulo al biodiésel y sus mezclas, el beneficiario deberá contar con el pedimento de importación o con el comprobante fiscal correspondiente a la adquisición del biodiésel o sus mezclas, en el que se consigne la cantidad de cada uno de los combustibles que se contenga en el caso de las mezclas y tratándose del comprobante de adquisición, deberá contar también con el número del pedimento de importación con el que se llevó a cabo la importación del citado combustible y deberá recabar de su proveedor una copia del pedimento de importación citado en el comprobante. En caso de que en el pedimento de importación o en el comprobante fiscal de adquisición no se asienten los datos mencionados o que en este último caso no se cuente con la copia del pedimento de importación, no procederá la aplicación del estímulo al biodiésel y sus mezclas.

Los beneficiarios del estímulo previsto en esta fracción deberán llevar los controles y registros que mediante reglas de carácter general establezca el Servicio de Administración Tributaria.

Para los efectos de la presente fracción y la fracción V de este apartado, se entiende por transporte privado de personas o de carga, aquél que realizan los contribuyentes con vehículos de su propiedad o con vehículos que tengan en arrendamiento, incluyendo el arrendamiento financiero, para transportar bienes propios o su personal, o bienes o personal, relacionados con sus actividades económicas, sin que por ello se genere un cobro.

V.

Se otorga un estímulo fiscal a los contribuyentes que se dediquen exclusivamente al transporte terrestre público y privado, de carga o pasaje, así como el turístico, que utilizan la Red Nacional de Autopistas de Cuota, que obtengan en el ejercicio fiscal en el que hagan uso de la infraestructura carretera de cuota, ingresos totales anuales para los efectos del impuesto sobre la renta menores a 300 millones de pesos, consistente en permitir un acreditamiento de los gastos realizados en el pago de los servicios por el uso de la infraestructura mencionada hasta en un 50 por ciento del gasto total erogado por este concepto. El estímulo será aplicable únicamente cuando se cumplan con los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria. El estímulo no podrá ser aplicable por las personas morales que se consideran partes relacionadas de acuerdo con el artículo 179 de la Ley del Impuesto sobre la Renta. Para los efectos de este párrafo, no se considerarán dentro de los ingresos totales, los provenientes de la enajenación de activos fijos o activos fijos y terrenos de su propiedad que hubiesen estado afectos a su actividad.

El acreditamiento a que se refiere esta fracción únicamente podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se realicen los gastos a que se refiere la presente fracción, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

Se faculta al Servicio de Administración Tributaria para emitir las reglas de carácter general que determinen los porcentajes máximos de acreditamiento por tramo carretero y demás disposiciones que considere necesarias para la correcta aplicación del beneficio contenido en esta fracción.

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VI.

Se otorga un estímulo fiscal a los adquirentes que utilicen los combustibles fósiles a que se refiere el artículo 2o., fracción I, inciso H) de la Ley del Impuesto Especial sobre Producción y Servicios, en sus procesos productivos para la elaboración de otros bienes y que en su proceso productivo no se destinen a la combustión.

El estímulo fiscal señalado en esta fracción será igual al monto que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda, por la cantidad del combustible consumido en un mes, que no se haya sometido a un proceso de combustión.

El monto que resulte conforme a lo señalado en el párrafo anterior únicamente podrá ser acreditado contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se adquieran los combustibles a que se refiere la presente fracción, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

Se faculta al Servicio de Administración Tributaria para emitir las reglas de carácter general que determinen los porcentajes máximos de utilización del combustible no sujeto a un proceso de combustión por tipos de industria, respecto de los litros o toneladas, según corresponda al tipo de combustible de que se trate, adquiridos en un mes de calendario, así como las demás disposiciones que considere necesarias para la correcta aplicación de este estímulo fiscal.

VII.

Se otorga un estímulo fiscal a los contribuyentes titulares de concesiones y asignaciones mineras cuyos ingresos brutos totales anuales por venta o enajenación de minerales y sustancias a que se refiere la Ley Minera, sean menores a 50 millones de pesos, consistente en permitir el acreditamiento del derecho especial sobre minería a que se refiere el artículo 268 de la Ley Federal de Derechos que hayan pagado en el ejercicio de que se trate.

El acreditamiento a que se refiere esta fracción, únicamente podrá efectuarse contra el impuesto sobre la renta que tengan los concesionarios o asignatarios mineros a su cargo, correspondiente al mismo ejercicio en que se haya determinado el estímulo.

El Servicio de Administración Tributaria podrá expedir las disposiciones de carácter general necesarias para la correcta y debida aplicación de esta fracción.

VIII.

Se otorga un estímulo fiscal a las personas físicas y morales residentes en México que enajenen libros, periódicos y revistas, cuyos ingresos totales en el ejercicio inmediato anterior no hubieran excedido de la cantidad de 6 millones de pesos, y que dichos ingresos obtenidos en el ejercicio por la enajenación de libros, periódicos y revistas represente al menos el 90 por ciento de los ingresos totales del contribuyente en el ejercicio de que se trate.

El estímulo a que se refiere el párrafo anterior consiste en una deducción adicional para los efectos del impuesto sobre la renta, por un monto equivalente al 8 por ciento del costo de los libros, periódicos y revistas que adquiera el contribuyente.

Las personas físicas y morales no acumularán el monto del estímulo fiscal a que hace referencia esta fracción, para los efectos de la Ley del Impuesto sobre la Renta.

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Los beneficiarios de los estímulos fiscales previstos en las fracciones I, IV, V, VI y VII de este apartado quedarán obligados a proporcionar la información que les requieran las autoridades fiscales dentro del plazo que para tal efecto señalen.

Los beneficios que se otorgan en las fracciones I, II y III del presente apartado no podrán ser acumulables con ningún otro estímulo fiscal establecido en esta Ley.

Los estímulos establecidos en las fracciones IV y V de este apartado podrán ser acumulables entre sí, pero no con los demás estímulos establecidos en la presente Ley.

Los estímulos fiscales que se otorgan en el presente apartado están condicionados a que los beneficiarios de los mismos cumplan con los requisitos que para cada uno de ellos se establece en la presente Ley.

Los beneficiarios de los estímulos fiscales previstos en las fracciones I a VII de este apartado, considerarán como ingresos acumulables para los efectos del impuesto sobre la renta los estímulos fiscales a que se refieren las fracciones mencionadas en el momento en que efectivamente los acrediten.

B.	En materia de exenciones:

Se exime del pago del derecho de trámite aduanero que se cause por la importación de gas natural, en los términos del artículo 49 de la Ley Federal de Derechos.

Se faculta al Servicio de Administración Tributaria para emitir las reglas generales que sean necesarias para la aplicación del contenido previsto en este artículo.

Artículo 17. Se derogan las disposiciones que contengan exenciones, totales o parciales, o consideren a personas como no sujetos de contribuciones federales, otorguen tratamientos preferenciales o diferenciales en materia de ingresos y contribuciones federales, distintos de los establecidos en la presente Ley, en el Código Fiscal de la Federación, en la Ley de Ingresos sobre Hidrocarburos, ordenamientos legales referentes a empresas productivas del Estado, organismos descentralizados federales que prestan los servicios de seguridad social, decretos presidenciales, tratados internacionales y las leyes que establecen dichas contribuciones, así como los reglamentos de las mismas.

Lo dispuesto en el párrafo anterior también será aplicable cuando las disposiciones que contengan exenciones, totales o parciales, o consideren a personas como no sujetos de contribuciones federales, otorguen tratamientos preferenciales o diferenciales en materia de ingresos y contribuciones federales, se encuentren contenidas en normas jurídicas que tengan por objeto la creación o las bases de organización o funcionamiento de los entes públicos o empresas de participación estatal, cualquiera que sea su naturaleza.

Se derogan las disposiciones que establezcan que los ingresos que obtengan las dependencias u órganos por concepto de derechos, productos o aprovechamientos, tienen un destino específico, distintas de las contenidas en el Código Fiscal de la Federación, en la presente Ley y en las demás leyes fiscales.

Se derogan las disposiciones contenidas en leyes de carácter no fiscal que establezcan que los ingresos que obtengan las dependencias u órganos, incluyendo a sus órganos administrativos desconcentrados, o entidades, por concepto de derechos, productos o aprovechamientos, e ingresos de cualquier otra naturaleza, serán considerados como ingresos excedentes en el ejercicio fiscal en que se generen.

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Artículo 18. Los ingresos acumulados que obtengan en exceso a los previstos en el calendario que publique la Secretaría de Hacienda y Crédito Público de los ingresos contemplados en el artículo 1o. de esta Ley, los poderes Legislativo y Judicial de la Federación, los tribunales administrativos, los órganos autónomos por disposición constitucional, las dependencias del Ejecutivo Federal y sus órganos administrativos desconcentrados, así como las entidades, se deberán aplicar en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y su Reglamento, sin perjuicio de lo dispuesto en el artículo 12 de esta Ley.

Para determinar los ingresos excedentes de la unidad generadora de las dependencias a que se refiere el primer párrafo de este artículo, se considerará la diferencia positiva que resulte de disminuir los ingresos acumulados estimados de la dependencia en la Ley de Ingresos de la Federación, a los enteros acumulados efectuados por dicha dependencia a la Tesorería de la Federación, en el periodo que corresponda.

Se entiende por unidad generadora de los ingresos de la dependencia, cada uno de los establecimientos de la misma en los que se otorga o proporciona, de manera autónoma e integral, el uso, goce, aprovechamiento o explotación de bienes o el servicio por el cual se cobra el aprovechamiento o producto, según sea el caso.

Se faculta a la Secretaría de Hacienda y Crédito Público para que en términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y su Reglamento, emita dictámenes y reciba notificaciones, de ingresos excedentes que generen las dependencias, sus órganos administrativos desconcentrados y entidades.

Artículo 19. Los ingresos excedentes a que se refiere el artículo anterior, se clasifican de la siguiente manera:

I.

Ingresos inherentes a las funciones de la dependencia o entidad, los cuales se generan en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades relacionadas directamente con las funciones recurrentes de la institución.

II.

Ingresos no inherentes a las funciones de la dependencia o entidad, los cuales se obtienen en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades que no guardan relación directa con las funciones recurrentes de la institución.

III.

Ingresos de carácter excepcional, los cuales se obtienen en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades de carácter excepcional que no guardan relación directa con las atribuciones de la dependencia o entidad, tales como la recuperación de seguros, los donativos en dinero y la enajenación de bienes muebles.

IV.

Ingresos de los poderes Legislativo y Judicial de la Federación, así como de los tribunales administrativos y de los órganos constitucionales autónomos. No se incluyen en esta fracción los aprovechamientos por infracciones a la Ley Federal de Competencia Económica y a la Ley Federal de Telecomunicaciones y Radiodifusión ni aquéllos por concepto de derechos y aprovechamientos por el uso, goce, aprovechamiento o explotación del espectro radioeléctrico y los servicios vinculados a éste, los cuales se sujetan a lo dispuesto en el artículo 12, fracción I, de esta Ley.

La Secretaría de Hacienda y Crédito Público tendrá la facultad de fijar o modificar en una lista la clasificación de los ingresos a que se refieren las fracciones I, II y III de este artículo. Dicha lista se dará a conocer a las dependencias y entidades a más tardar el último día hábil de enero de 2023 y durante dicho ejercicio fiscal, conforme se modifiquen.

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Los ingresos a que se refiere la fracción III de este artículo se aplicarán en los términos de lo previsto en la fracción II y penúltimo párrafo del artículo 19 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Artículo 20. Quedan sin efecto las exenciones relativas a los gravámenes a bienes inmuebles previstas en leyes federales a favor de organismos descentralizados sobre contribuciones locales, salvo en lo que se refiere a bienes propiedad de dichos organismos que se consideren del dominio público de la Federación.

Artículo 21. Durante el ejercicio fiscal de 2023 la tasa de retención anual a que se refieren los artículos 54 y 135 de la Ley del Impuesto sobre la Renta será del 0.15 por ciento. La metodología para calcular dicha tasa es la siguiente:

I.	Se determinó la tasa de rendimiento promedio ponderado de los valores públicos por el periodo comprendido de noviembre de 2021 a julio de 2022, conforme a lo siguiente:

a)	Se tomaron las tasas promedio mensuales por instrumento, de los valores públicos publicados por el Banco de México.

b)

Se determinó el factor de ponderación mensual por instrumento, dividiendo las subastas mensuales de cada instrumento entre el total de las subastas de todos los instrumentos públicos efectuadas al mes.

c)

Para calcular la tasa ponderada mensual por instrumento, se multiplicó la tasa promedio mensual de cada instrumento por su respectivo factor de ponderación mensual, determinado conforme al inciso anterior.

d)	Para determinar la tasa ponderada mensual de valores públicos se sumó la tasa ponderada mensual por cada instrumento.

e)

La tasa de rendimiento promedio ponderado de valores públicos correspondiente al periodo de noviembre de 2021 a julio de 2022 se determinó con el promedio simple de las tasas ponderadas mensuales determinadas conforme al inciso anterior del mencionado periodo.

II.

Se tomaron las tasas promedio ponderadas mensuales de valores privados por instrumento publicadas por el Banco de México y se determinó el promedio simple de dichos valores correspondiente al periodo de noviembre de 2021 a julio de 2022.

III.

Se determinó un factor ponderado de los instrumentos públicos y privados en función al saldo promedio en circulación de los valores públicos y privados correspondientes al periodo de noviembre de 2021 a julio de 2022 publicados por el Banco de México.

IV.

Para obtener la tasa ponderada de instrumentos públicos y privados, se multiplicaron las tasas promedio ponderadas de valores públicos y privados, determinados conforme a las fracciones I y II de este artículo, por su respectivo factor de ponderación, determinado conforme a la fracción anterior, y posteriormente se sumaron dichos valores ponderados.

V.

Al valor obtenido conforme a la fracción anterior se disminuyó el valor promedio de la inflación mensual interanual del índice general correspondiente a cada uno de los meses del periodo de noviembre de 2021 a julio de 2022 del Índice Nacional de Precios al Consumidor, publicado por el Instituto Nacional de Estadística y Geografía.

VI.

La tasa de retención anual es el resultado de multiplicar el valor obtenido conforme a la fracción V de este artículo por la tasa correspondiente al último tramo de la tarifa del artículo 152 de la Ley del Impuesto sobre la Renta.

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Artículo 22. Para efectos de lo previsto en el artículo 39 de la Ley de Ingresos sobre Hidrocarburos, los Asignatarios pagarán el derecho por la utilidad compartida aplicando la tasa de 40 por ciento en sustitución de la tasa prevista en el citado artículo 39.

Artículo 23. Para los efectos del impuesto sobre la renta, se estará a lo siguiente:

I.

Las personas físicas que tengan su casa habitación en las zonas afectadas por los sismos ocurridos en México los días 7 y 19 de septiembre de 2017, que tributen en los términos del Título IV de la Ley del Impuesto sobre la Renta, no considerarán como ingresos acumulables para efectos de dicha Ley, los ingresos por apoyos económicos o monetarios que reciban de personas morales o fideicomisos autorizados para recibir donativos deducibles del impuesto sobre la renta, siempre que dichos apoyos económicos o monetarios se destinen para la reconstrucción o reparación de su casa habitación.

Para los efectos del párrafo anterior, se consideran zonas afectadas los municipios de los Estados afectados por los sismos ocurridos los días 7 y 19 de septiembre de 2017, que se listen en las declaratorias de desastre natural correspondientes, publicadas en el Diario Oficial de la Federación.

II.

Para los efectos de los artículos 82, fracción IV de la Ley del Impuesto sobre la Renta y 138 de su Reglamento, se considera que las organizaciones civiles y fideicomisos autorizados para recibir donativos deducibles en los términos de dicha Ley, cumplen con el objeto social autorizado para estos efectos, cuando otorguen donativos a organizaciones civiles o fideicomisos que no cuenten con autorización para recibir donativos de conformidad con la Ley del Impuesto sobre la Renta y cuyo objeto exclusivo sea realizar labores de rescate y reconstrucción en casos de desastres naturales, siempre que se cumpla con los siguientes requisitos:

a)	Tratándose de las organizaciones civiles y fideicomisos autorizados para recibir donativos, se deberá cumplir con lo siguiente:

1.

Contar con autorización vigente para recibir donativos al menos durante los 5 años previos al momento en que se realice la donación, y que durante ese periodo la autorización correspondiente no haya sido revocada o no renovada.

2.	Haber obtenido ingresos en el ejercicio inmediato anterior cuando menos de 5 millones de pesos.

3.	Auditar sus estados financieros.

4.

Presentar un informe respecto de los donativos que se otorguen a organizaciones o fideicomisos que no tengan el carácter de donatarias autorizadas que se dediquen a realizar labores de rescate y reconstrucción ocasionados por desastres naturales.

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5.	No otorgar donativos a partidos políticos, sindicatos, instituciones religiosas o de gobierno.

6.

Presentar un listado con el nombre, denominación o razón social y Registro Federal de Contribuyentes de las organizaciones civiles o fideicomisos que no cuenten con la autorización para recibir donativos a las cuales se les otorgó el donativo.

b)	Tratándose de las organizaciones civiles y fideicomisos que no cuenten con autorización para recibir donativos, a que se refiere el primer párrafo de esta fracción, deberán cumplir con lo siguiente:

1.	Estar inscritas en el Registro Federal de Contribuyentes.

2.	Comprobar que han efectuado operaciones de atención de desastres, emergencias o contingencias por lo menos durante 3 años anteriores a la fecha de recepción del donativo.

3.	No haber sido donataria autorizada a la que se le haya revocado o no renovado la autorización.

4.	Ubicarse en alguno de los municipios o en las demarcaciones territoriales de la Ciudad de México, de las zonas afectadas por el desastre natural de que se trate.

5.

Presentar un informe ante el Servicio de Administración Tributaria, en el que se detalle el uso y destino de los bienes o recursos recibidos, incluyendo una relación de los folios de los Comprobantes Fiscales Digitales por Internet y la documentación con la que compruebe la realización de las operaciones que amparan dichos comprobantes.

6.	Devolver los remanentes de los recursos recibidos no utilizados para el fin que fueron otorgados a la donataria autorizada.

7.	Hacer pública la información de los donativos recibidos en su página de Internet o, en caso de no contar con una, en la página de la donataria autorizada.

El Servicio de Administración Tributaria podrá expedir reglas de carácter general necesarias para la debida y correcta aplicación de esta fracción.

Capítulo III

De la Información, la Transparencia, la Evaluación de la Eficiencia Recaudatoria, la Fiscalización y el Endeudamiento

Artículo 24. Con el propósito de coadyuvar a conocer los efectos de la política fiscal en el ingreso de los distintos grupos de la población, la Secretaría de Hacienda y Crédito Público deberá realizar un estudio de ingreso-gasto con base en la información estadística disponible que muestre por decil de ingreso de las familias su contribución en los distintos impuestos y derechos que aporte, así como los bienes y servicios públicos que reciben con recursos federales, estatales y municipales.

La realización del estudio referido en el párrafo anterior será responsabilidad de la Secretaría de Hacienda y Crédito Público y deberá ser entregado a las comisiones de Hacienda y Crédito Público y de Presupuesto y Cuenta Pública de la Cámara de Diputados y publicado en la página de Internet de dicha Secretaría, a más tardar el 15 de marzo de 2023.

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Artículo 25. Los estímulos fiscales y las facilidades administrativas que prevea la Iniciativa de Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2024 se otorgarán con base en criterios de eficiencia económica, no discriminación, temporalidad definida y progresividad.

Para el otorgamiento de los estímulos fiscales deberá tomarse en cuenta si los objetivos pretendidos pudiesen alcanzarse de mejor manera con la política de gasto. Los costos para las finanzas públicas de las facilidades administrativas y los estímulos fiscales se especificarán en el documento denominado Renuncias Recaudatorias a que se refiere el apartado A del artículo 26 de esta Ley.

Artículo 26. La Secretaría de Hacienda y Crédito Público deberá publicar en su página de Internet y entregar a las comisiones de Hacienda y Crédito Público y de Presupuesto y Cuenta Pública de la Cámara de Diputados, así como al Centro de Estudios de las Finanzas Públicas de dicho órgano legislativo y a la Comisión de Hacienda y Crédito Público de la Cámara de Senadores lo siguiente:

A.

El documento denominado Renuncias Recaudatorias, a más tardar el 30 de junio de 2023, que comprenderá los montos que deja de recaudar el erario federal por conceptos de tasas diferenciadas en los distintos impuestos, exenciones, subsidios y créditos fiscales, condonaciones, facilidades administrativas, estímulos fiscales, deducciones autorizadas, tratamientos y regímenes especiales establecidos en las distintas leyes que en materia tributaria aplican a nivel federal.

El documento a que se refiere el párrafo anterior, tomará como base los datos estadísticos necesarios que el Servicio de Administración Tributaria está obligado a proporcionar, conforme a lo previsto en el artículo 22, fracción III de la Ley del Servicio de Administración Tributaria, y deberá contener los montos referidos estimados para el ejercicio fiscal de 2023 en los siguientes términos:

I.	El monto estimado de los recursos que dejará de percibir en el ejercicio el erario federal.

II.	La metodología utilizada para realizar la estimación.

III.	La referencia o sustento jurídico que respalde la inclusión de cada concepto o partida.

IV.	Los sectores o actividades beneficiados específicamente de cada concepto, en su caso.

V.	Los beneficios sociales y económicos asociados a cada una de las renuncias recaudatorias.

B.

Un reporte de las personas morales y fideicomisos autorizados para recibir donativos deducibles para los efectos del impuesto sobre la renta, a más tardar el 30 de septiembre de 2023, en el que se deberá señalar, para cada una la siguiente información:

I.	Ingresos por donativos recibidos en efectivo de nacionales.

II.	Ingresos por donativos recibidos en efectivo de extranjeros.

III.	Ingresos por donativos recibidos en especie de nacionales.

IV.	Ingresos por donativos recibidos en especie de extranjeros.

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V.	Ingresos obtenidos por arrendamiento de bienes.

VI.	Ingresos obtenidos por dividendos.

VII.	Ingresos obtenidos por regalías.

VIII.	Ingresos obtenidos por intereses devengados a favor y ganancia cambiaria.

IX.	Otros ingresos.

X.	Erogaciones efectuadas por sueldos, salarios y gastos relacionados.

XI.	Erogaciones efectuadas por aportaciones al Sistema de Ahorro para el Retiro, al Instituto del Fondo Nacional de la Vivienda para los Trabajadores, y jubilaciones por vejez.

XII.	Erogaciones efectuadas por cuotas al Instituto Mexicano del Seguro Social.

XIII.	Gastos administrativos.

XIV.	Gastos operativos.

XV.	Monto total de percepciones netas de cada integrante del Órgano de Gobierno Interno o de directivos análogos.

El reporte deberá incluir las entidades federativas en las que se ubiquen las mismas, clasificándolas por tipo de donataria de conformidad con los conceptos contenidos en los artículos 79, 82, 83 y 84 de la Ley del Impuesto sobre la Renta y en su Reglamento.

C.

Para la generación del reporte a que se refiere el Apartado B de este artículo, la información se obtendrá de aquélla que las donatarias autorizadas estén obligadas a presentar en la declaración de las personas morales con fines no lucrativos correspondiente al ejercicio fiscal de 2022, a la que se refiere el tercer párrafo del artículo 86 de la Ley del Impuesto sobre la Renta.

La información sobre los gastos administrativos y operativos, así como de las percepciones netas de cada integrante del Órgano de Gobierno Interno o de directivos análogos a que se refiere el Apartado B de este artículo, se obtendrá de los datos reportados a más tardar el 31 de julio de 2023, en la página de Internet del Servicio de Administración Tributaria en la Sección de Transparencia de Donatarias Autorizadas correspondiente al ejercicio fiscal de 2022, a que se refiere el artículo 82, fracción VI de la Ley del Impuesto sobre la Renta. Se entenderá por gastos administrativos y operativos lo siguiente:

I.

Gastos administrativos: los relacionados con las remuneraciones al personal, arrendamiento de bienes muebles e inmuebles, teléfono, electricidad, papelería, mantenimiento y conservación, los impuestos y derechos federales o locales, así como las demás contribuciones y aportaciones que en términos de las disposiciones legales respectivas deba cubrir la donataria siempre que se efectúen en relación directa con las oficinas o actividades administrativas, entre otros. No quedan comprendidos aquéllos que la donataria deba destinar directamente para cumplir con los fines propios de su objeto social.

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II.	Gastos operativos: aquéllos que la donataria deba destinar directamente para cumplir con los fines propios de su objeto social.

La información a que se refieren los Apartados B y C de este artículo, no se considerará comprendida dentro de las prohibiciones y restricciones que establecen los artículos 69 del Código Fiscal de la Federación y 2o., fracción VII de la Ley Federal de los Derechos del Contribuyente.

Artículo 27. En el ejercicio fiscal de 2023, toda iniciativa en materia fiscal, incluyendo aquéllas que se presenten para cubrir el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal de 2024, deberá incluir en su exposición de motivos el impacto recaudatorio de cada una de las medidas propuestas. Asimismo, en cada una de las explicaciones establecidas en dicha exposición de motivos se deberá incluir claramente el artículo del ordenamiento de que se trate en el cual se llevarían a cabo las reformas.

Toda iniciativa en materia fiscal que envíe el Ejecutivo Federal al Congreso de la Unión observará lo siguiente:

I.	Que se otorgue certidumbre jurídica a los contribuyentes.

II.	Que el pago de las contribuciones sea sencillo y asequible.

III.	Que el monto a recaudar sea mayor que el costo de su recaudación y fiscalización.

IV.	Que las contribuciones sean estables para las finanzas públicas.

Los aspectos anteriores deberán incluirse en la exposición de motivos de la iniciativa de que se trate, mismos que deberán ser tomados en cuenta en la elaboración de los dictámenes que emitan las comisiones respectivas del Congreso de la Unión. La Iniciativa de Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2024 incluirá las estimaciones de las contribuciones contempladas en las leyes fiscales.

La Iniciativa de Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2024 deberá especificar la memoria de cálculo de cada uno de los rubros de ingresos previstos en la misma, así como las proyecciones de estos ingresos para los próximos 5 años. Se deberá entender por memoria de cálculo los procedimientos descritos en forma detallada de cómo se realizaron los cálculos, con el fin de que puedan ser revisados por la Cámara de Diputados.

Transitorios

Primero. La presente Ley entrará en vigor el 1 de enero de 2023.

Segundo. Se aprueban las modificaciones a la Tarifa de los Impuestos Generales de Importación y de Exportación efectuadas por el Ejecutivo Federal a las que se refiere el informe que, en cumplimiento de lo dispuesto en el segundo párrafo del artículo 131 de la Constitución Política de los Estados Unidos Mexicanos, ha rendido el propio Ejecutivo Federal al Congreso de la Unión en el año 2022.

Tercero. Para los efectos de la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2023, cuando de conformidad con la Ley Orgánica de la Administración Pública Federal se modifique la denominación de alguna dependencia o entidad o las existentes desaparezcan, se entenderá que los ingresos estimados para éstas en la presente Ley corresponderán a las dependencias o entidades cuyas denominaciones hayan cambiado o que absorban las facultades de aquéllas que desaparezcan, según corresponda.

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Cuarto. Durante el ejercicio fiscal de 2023 el Fondo de Compensación del Régimen de Pequeños Contribuyentes y del Régimen de Intermedios creado mediante el Quinto transitorio de la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2014, publicada en el Diario Oficial de la Federación el 20 de noviembre de 2013 continuará destinándose en los términos del citado precepto.

Quinto. Durante el ejercicio fiscal de 2023 las referencias que en materia de administración, determinación, liquidación, cobro, recaudación y fiscalización de las contribuciones se hacen a la Comisión Nacional del Agua en la Ley Federal de Derechos, así como en los artículos 51 de la Ley de Coordinación Fiscal y Décimo Tercero de las Disposiciones Transitorias del Decreto por el que se reforman y adicionan diversas disposiciones de la Ley de Coordinación Fiscal y de la Ley General de Contabilidad Gubernamental, publicado en el Diario Oficial de la Federación el 9 de diciembre de 2013 y las disposiciones que emanen de dichos ordenamientos se entenderán hechas también al Servicio de Administración Tributaria.

Sexto. Para efectos de lo previsto en el artículo 107, fracción I de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Secretaría de Hacienda y Crédito Público deberá reportar en los Informes Trimestrales la información sobre los ingresos excedentes que, en su caso, se hayan generado con respecto al calendario de ingresos derivado de la Ley de Ingresos de la Federación a que se refiere el artículo 23 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria. En este reporte se presentará la comparación de los ingresos propios de las entidades paraestatales bajo control presupuestario directo, de las empresas productivas del Estado, así como del Gobierno Federal. En el caso de éstos últimos se presentará lo correspondiente a los ingresos provenientes de las transferencias del Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo.

Séptimo. Las entidades federativas y municipios que cuenten con disponibilidades de recursos federales destinados a un fin específico previsto en ley, en reglas de operación, convenios o instrumentos jurídicos, correspondientes a ejercicios fiscales anteriores al 2023, que no hayan sido devengados y pagados en términos de las disposiciones jurídicas aplicables, deberán concentrarlos a la Tesorería de la Federación, incluyendo los rendimientos financieros que hubieran generado. Los recursos correspondientes a los aprovechamientos que se obtengan, podrán destinarse por la Secretaría de Hacienda y Crédito Público, conforme a los términos establecidos en los convenios que, para tal efecto, suscriba con las entidades federativas que justifiquen un desequilibrio financiero que les imposibilite cumplir con obligaciones de pago de corto plazo del gasto de operación o, en su caso y, sujeto a la disponibilidad presupuestaria podrá destinarse para mejorar la infraestructura en las mismas. De igual manera se podrán destinar para atender desastres naturales.

Para efectos de lo anterior, los aprovechamientos provenientes de la concentración de recursos que realicen las entidades federativas y municipios en términos del presente transitorio, no se considerarán extemporáneos, por lo que no causan daño a la hacienda pública ni se cubrirán cargas financieras, siempre y cuando dichas disponibilidades hayan estado depositadas en cuentas bancarias de la entidad federativa y/o municipio.

Octavo. En el ejercicio fiscal de 2023, la Secretaría de Hacienda y Crédito Público a través del Servicio de Administración Tributaria deberá publicar estudios sobre la evasión fiscal en México. En la elaboración de dichos estudios deberán participar instituciones académicas de prestigio en el país, instituciones académicas extranjeras, centros de investigación, organismos o instituciones nacionales o internacionales que se dediquen a la investigación o que sean especialistas en la materia. Sus resultados deberán darse a conocer a las Comisiones de Hacienda y Crédito Público de ambas Cámaras del Congreso de la Unión, a más tardar 35 días después de terminado el ejercicio fiscal de 2023.

Noveno. El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, durante el ejercicio fiscal de 2023 y en ejercicio de las facultades que le confiere el artículo 22 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, requerirá a la Secretaría de Hacienda y Crédito Público los pagos correspondientes al incumplimiento de obligaciones que tengan las dependencias o entidades de los municipios o de las entidades federativas, con cargo a las participaciones y transferencias federales de las entidades federativas y los municipios que correspondan, de conformidad con lo establecido en el último párrafo del artículo 9o. de la Ley de Coordinación Fiscal.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

La Secretaría de Hacienda y Crédito Público determinará el monto de los pagos a que se refiere el párrafo anterior con cargo a las participaciones y transferencias federales, garantizando que las entidades federativas y municipios cuenten con solvencia suficiente.

El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, conforme a los modelos autorizados por su órgano de gobierno, podrá suscribir con las entidades federativas y, en su caso, los municipios, dependencias y entidades de los gobiernos locales que correspondan, los convenios para la regularización de los adeudos que tengan con dicho Instituto por concepto de cuotas, aportaciones y descuentos. El plazo máximo para cubrir los pagos derivados de dicha regularización será de 20 años. Asimismo, en adición a lo previsto en el artículo 22 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, en el marco de la celebración de los referidos convenios, dicho Instituto deberá otorgar descuentos en los accesorios generados a las contribuciones adeudadas excepto tratándose de los accesorios generados por las cuotas y aportaciones que deban ser depositadas en las cuentas individuales de los trabajadores. Para tal efecto, deberán adecuar los convenios de incorporación voluntaria al régimen obligatorio de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, para incluir en el mismo lo dispuesto en el párrafo cuarto del artículo 204 de dicha Ley.

Para los efectos del párrafo anterior, el Instituto podrá aceptar como fuente de pago bienes inmuebles que se considerarán como dación en pago para la extinción total o parcial de adeudos distintos de las cuotas y aportaciones que deban depositarse a las cuentas individuales de los trabajadores. El Instituto determinará si los bienes a los que se refiere este párrafo, resultan funcionales para el cumplimiento de su objeto, asegurándose que se encuentren libres de cualquier gravamen o proceso judicial y que el monto del adeudo no sea mayor al valor del avalúo efectuado por el Instituto de Administración y Avalúos de Bienes Nacionales. En estos casos, la entidad federativa, municipio, dependencia o entidad del gobierno local, según corresponda, deberá cubrir los gravámenes y demás costos de la operación respectiva, los cuales no computarán para el cálculo del importe del pago.

Décimo. Las unidades responsables de los fideicomisos, mandatos y análogos públicos, en términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones aplicables, serán responsables en todo momento de continuar con su obligación de verificar que los recursos fideicomitidos se apliquen a los fines de dichos instrumentos y que se cumplan dichos fines, incluyendo durante su proceso de extinción o terminación.

Décimo Primero. Las unidades responsables de los fideicomisos, mandatos o análogos públicos, deberán realizar los actos correspondientes para que las instituciones fiduciarias o mandatarias, concentren trimestralmente en la Tesorería de la Federación bajo la naturaleza de aprovechamientos, los rendimientos financieros generados por la inversión de los recursos públicos federales que forman parte del patrimonio fideicomitido o destinado para el cumplimiento de su objeto, salvo disposición de carácter general en contrario.

Las instituciones fiduciarias o mandatarias de fideicomisos, mandatos o análogos públicos, deberán concentrar de forma trimestral en la Tesorería de la Federación los intereses generados por los recursos públicos federales que forman parte del patrimonio fideicomitido o destinado para el cumplimiento de su objeto, salvo aquéllos que impliquen el pago de gastos de operación de dichos vehículos, bajo la naturaleza de aprovechamientos, y se destinarán por la Secretaría de Hacienda y Crédito Público en términos de lo establecido en el artículo 12, último párrafo, de esta Ley, lo anterior con excepción de aquellos vehículos financieros que por disposición expresa de ley, decreto o determinación de la Secretaría de Hacienda y Crédito Público, dichos recursos deban permanecer afectos a su patrimonio o destinados al objeto correspondiente.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Décimo Segundo. Con el fin de promover el saneamiento de los créditos adeudados por concepto de cuotas obrero patronales, capitales constitutivos y sus accesorios, con excepción de las cuotas del seguro de retiro, cesantía en edad avanzada y vejez, por parte de entidades federativas, municipios y organismos descentralizados que estén excluidas o no comprendidas en leyes o decretos como sujetos de aseguramiento, se autoriza al Instituto Mexicano del Seguro Social durante el ejercicio fiscal de 2023 a suscribir convenios de pago en parcialidades a un plazo máximo de hasta 6 años.

Para tal efecto, las participaciones que les corresponda recibir a las entidades federativas y los municipios, podrán compensarse de conformidad con lo establecido en el último párrafo del artículo 9o. de la Ley de Coordinación Fiscal.

Para los efectos del párrafo anterior, el Instituto podrá aceptar como fuente de pago bienes inmuebles que se considerarán como dación en pago para la extinción total o parcial de adeudos. El Instituto determinará si los bienes a los que se refiere este párrafo, resultan funcionales para el cumplimiento de su objeto, asegurándose que se encuentren libres de cualquier gravamen o proceso judicial y que el monto del adeudo no sea mayor al valor del avalúo efectuado por el Instituto de Administración y Avalúos de Bienes Nacionales. En estos casos, la entidad federativa, municipio, dependencia o entidad del gobierno local, según corresponda, deberá cubrir los gravámenes y demás costos de la operación respectiva, los cuales no computarán para el cálculo del importe del pago.

Décimo Tercero. Los recursos que obtenga Lotería Nacional que deban concentrarse en la Tesorería de la Federación en términos de las disposiciones aplicables, se considerarán ingresos excedentes por concepto de productos y se podrán destinar por la Secretaría de Hacienda y Crédito Público a programas para la asistencia pública y social, así como para los programas presupuestarios que determine el Ejecutivo Federal.

Décimo Cuarto. El Instituto de Salud para el Bienestar, instruirá a la institución fiduciaria del Fondo de Salud para el Bienestar para que, durante el primer semestre de 2023, concentre en la Tesorería de la Federación el remanente del patrimonio de ese Fideicomiso a que se refiere el artículo 77 bis 17 de la Ley General de Salud, salvo que la Secretaría de Hacienda y Crédito Público autorice que el remanente referido permanezca para el cumplimiento de los fines de dicho fondo.

Los recursos correspondientes a los aprovechamientos que se obtengan derivado del remanente que se concentren a la Tesorería de la Federación, se destinarán prioritariamente por la Secretaría de Hacienda y Crédito Público para la adquisición de vacunas y los gastos de operación asociados; para los requerimientos derivados de la atención a la enfermedad generada por el virus SARS-CoV2, así como para el fortalecimiento de los programas y acciones en materia de salud.

Décimo Quinto. Durante el ejercicio fiscal de 2023, para efectos del artículo 21 Bis, fracción VIII, inciso b) de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, referente al reintegro de recursos que las entidades federativas deben realizar al Fondo de Estabilización de los Ingresos de las Entidades Federativas, la Secretaría de Hacienda y Crédito Público compensará dicho reintegro en parcialidades contra las participaciones federales de la entidad federativa de que se trate, sin ninguna carga financiera adicional, dentro del término de seis meses contados a partir del día siguiente a aquél en el que se comunique a la entidad federativa el monto que deberá reintegrar.

Décimo Sexto. Las entidades federativas y municipios, que al día 29 de septiembre de 2021, hayan mantenido recursos públicos federales correspondientes al ejercicio fiscal 2021 que deban ser reintegrados a la Federación, en depósito en una cuenta correspondiente a una institución de banca múltiple cuya autorización para organizarse y operar como tal haya sido revocada a dicha fecha, deberán concentrarlos a la Tesorería de la Federación, a más tardar el 31 de diciembre de 2023, incluyendo los rendimientos financieros que hubieran generado.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Para efectos de lo anterior, los aprovechamientos provenientes de la concentración de los recursos que realicen las entidades federativas y municipios en términos del presente transitorio, no se considerarán extemporáneos, por lo que no causan daño a la hacienda pública ni se cubrirán cargas financieras.

Los aprovechamientos a que se refiere el presente artículo se destinarán conforme a lo establecido en el Transitorio Séptimo de esta Ley.

Décimo Séptimo. Para efectos de lo dispuesto en los artículos 24 de esta Ley y 31 de la Ley del Servicio de Administración Tributaria, se entenderán por cumplidas las obligaciones relativas a la entrega y publicación del estudio de ingreso-gasto para el ejercicio fiscal de 2023, con la publicación de dicho estudio correspondiente al año 2022 en la página de Internet de la Secretaría de Hacienda y Crédito Público.

Décimo Octavo. Para efectos de lo dispuesto en el artículo 26, apartado A de esta Ley, el documento denominado Renuncias Recaudatorias, será el correspondiente al publicado en la página de Internet de la Secretaría de Hacienda y Crédito Público el 30 de junio de 2022. En este supuesto, se entenderá por cumplida la obligación a que se refiere la citada disposición para dicha Secretaría.

Décimo Noveno. Para efectos de la fracción III del artículo 45 de la Ley de Coordinación Fiscal, las aportaciones federales con cargo al Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal, también podrán destinarse para la adquisición de equipos de radiocomunicación, vehículos y equipos terrestres para todas las instituciones de seguridad pública de las entidades federativas y municipios.

Las entidades federativas podrán destinar los recursos netos que se obtengan de los mecanismos a que se refiere el artículo 52, primer párrafo de la Ley de Coordinación Fiscal para la adquisición de los equipos y vehículos señalados en el párrafo anterior que requieran todas las instituciones de seguridad pública de las entidades federativas y municipios, para la ejecución de programas de seguridad pública y nacional, en términos de los convenios respectivos.

El Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública, en coordinación con las instancias competentes de las entidades federativas, realizará las acciones necesarias para dar cumplimiento a este artículo transitorio.

Vigésimo. Los recursos del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal, cuyo destino sea la adquisición de armamento y municiones, se considerarán devengados en el ejercicio en que se realice el requerimiento correspondiente a la Secretaría de la Defensa Nacional, siempre que realicen el pago respectivo antes del 31 de marzo del año siguiente, sin perjuicio del momento de la entrega material de dichos bienes.

Vigésimo Primero. Las entidades federativas podrán celebrar convenios de coordinación con el organismo público descentralizado de la Administración Pública Federal denominado Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar, con el objeto de que éste proporcione la atención integral gratuita médica y hospitalaria con medicamentos y demás insumos asociados a las personas sin afiliación a las instituciones de seguridad social. Los convenios señalados deberán observar, entre otros, lo siguiente:

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

I.

Las entidades federativas deberán, dentro de los cinco días hábiles contados a partir del día hábil siguiente al que reciban los recursos por parte de la Secretaría de Hacienda y Crédito Público, entregar los recursos del Fondo de Aportaciones para los Servicios de Salud que correspondan, incluyendo los intereses generados, al fideicomiso público federal sin estructura que se constituya para tales propósitos, lo anterior, para efectos de lo previsto en el artículo 49, segundo párrafo, de la Ley de Coordinación Fiscal.

II.

Las entidades federativas comprobarán el ejercicio de los recursos del Fondo de Aportaciones para los Servicios de Salud y de los intereses respectivos que sean entregados en términos de la fracción I, con la documentación que acredite la aportación de los mismos al fideicomiso antes referido, lo anterior, para efectos de lo establecido en la Ley de Coordinación Fiscal, en la Ley General de Contabilidad Gubernamental, y en las demás disposiciones aplicables.

Los recursos del Fondo de Aportaciones para los Servicios de Salud que no sean entregados por parte de las entidades federativas en términos de la fracción anterior, se sujetarán a las disposiciones relativas a la comprobación del gasto y a la presentación de informes sobre el ejercicio y destino de los mismos, conforme a lo establecido en las disposiciones señaladas en el párrafo anterior.

Los recursos del Fondo de Aportaciones para los Servicios de Salud que administren y ejerzan directamente las entidades federativas y que no sean entregados en términos de la fracción I del presente transitorio, se sujetarán a las disposiciones contenidas en el artículo 74 de la Ley General de Contabilidad Gubernamental.

III.

Los recursos del Fondo de Aportaciones para los Servicios de Salud que se entreguen al fideicomiso público federal referido en la fracción I del presente transitorio, deberán estar debidamente identificados en las cuentas o subcuentas específicas.

Vigésimo Segundo. La Secretaría de Salud federal o el Instituto de Salud para el Bienestar deberán, según corresponda, transferir al organismo público descentralizado de la Administración Pública Federal denominado Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar, hasta el 100 por ciento de los recursos a que se refieren los artículos 77 bis 12 y 77 bis 15 de la Ley General de Salud respecto de los montos que les correspondan a las entidades federativas, conforme a lo que se establezca en los convenios de coordinación a que se refiere el Vigésimo Primero Transitorio de esta Ley, mediante el mecanismo presupuestario que se establezca y previa autorización de la Secretaría de Hacienda y Crédito Público.

Las entidades federativas deberán entregar los recursos señalados en el artículo 77 bis 13 y, en su caso, los contemplados en el artículo 77 bis 14 de la Ley General de Salud al organismo público descentralizado denominado Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar o al fideicomiso público federal sin estructura referido en el Vigésimo Primero Transitorio de esta Ley, en términos de lo establecido en los convenios de coordinación mencionados en el párrafo anterior.

En los casos en que se celebren los convenios de coordinación a que se refiere el presente transitorio, la Secretaría de Salud federal, el Instituto de Salud para el Bienestar, o la institución pública federal que corresponda, deberán realizar las acciones respectivas para llevar a cabo la terminación de la vigencia de los acuerdos de coordinación que hayan celebrado previamente con las entidades federativas en términos de lo señalado en los artículos 77 bis 6 y 77 bis 16 A de la Ley General de Salud, para efectos de lo previsto en los artículos 77 bis 12, 77 bis 13, 77 bis 14, 77 bis 15 y 77 bis 16 de esa misma ley.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

En el caso de incumplimiento a la obligación que tengan las entidades federativas de entregar los recursos a que se refiere el artículo 77 bis 13 y, en su caso, los contemplados en el artículo 77 bis 14 de la Ley General de Salud o algunos otros propios o de libre disposición, conforme a lo que se establezca en los convenios de coordinación referidos en el presente transitorio, y para efectos de lo establecido en el artículo 9o., último párrafo, parte final, de la Ley de Coordinación Fiscal, la Secretaría de Hacienda y Crédito Público podrá compensar dicho incumplimiento con cargo a las participaciones federales de las entidades federativas, y entregar, conforme al procedimiento que establezca dicha dependencia, los recursos respectivos al organismo público descentralizado denominado Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar, o bien, al fideicomiso público sin estructura que se constituya referido en el Vigésimo Primero Transitorio de esta Ley.

Vigésimo Tercero. En el supuesto en que las entidades federativas celebren los convenios de coordinación referidos en el Vigésimo Primero Transitorio de esta Ley, los recursos del Fondo de Aportaciones para los Servicios de Salud podrán afectarse para garantizar, como fuente de pago, las obligaciones que se contraigan en términos de los convenios que celebren las entidades federativas con la Federación, a través de la Secretaría de Hacienda y Crédito Público, en los cuales se deberán establecer los mecanismos de potenciación, financiamiento o esquemas similares respecto de ese fondo.

En los convenios señalados en el párrafo anterior se establecerán los términos y condiciones de dichos esquemas, incluyendo el reconocimiento de la recepción anticipada de recursos correspondientes a ese fondo como resultado de los mecanismos referidos, así como su compensación a través del tiempo.

Los recursos netos que se obtengan de los mecanismos antes referidos, únicamente podrán destinarse a infraestructura directamente relacionada con los fines establecidos en el artículo 29 de la Ley de Coordinación Fiscal, en términos de los convenios de coordinación que las entidades federativas celebren con el organismo público descentralizado de la Administración Pública Federal denominado Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar conforme a lo referido en el Vigésimo Primero Transitorio de esta Ley.

Para las obligaciones que se adquieran al amparo de este artículo, no podrá destinarse más del 25 por ciento de los recursos que anualmente correspondan por concepto del Fondo de Aportaciones para los Servicios de Salud, para cumplir con dichas obligaciones, excepto por lo establecido en el párrafo siguiente.

Tratándose de obligaciones pagaderas en dos o más ejercicios fiscales, para cada año podrá destinarse al servicio de las mismas lo que resulte mayor entre aplicar el porcentaje a que se refiere el párrafo anterior a los recursos correspondientes al año de que se trate o a los recursos correspondientes al año en que las obligaciones hayan sido contratadas.

Para efectos de lo señalado en el presente transitorio, se podrán constituir los fideicomisos sin estructura que permitan operar los mecanismos de potenciación respectivos.

Vigésimo Cuarto. Los gastos de operación del Fondo de Aportaciones para los Servicios de Salud que, conforme a la comunicación que emita la Federación, reciban las entidades federativas para ser destinados o estar asociados a servicios personales, se deberán clasificar en el capítulo de gasto correspondiente a los servicios personales.

Para efectos de lo establecido en los artículos 10, fracción I, último párrafo, y 13, fracción V, de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, se podrá incrementar el techo de gasto de servicios personales de la entidad federativa respectiva siempre y cuando derive de la clasificación de los recursos federales etiquetados a que se refiere el párrafo anterior.

La disposición prevista en este transitorio será aplicable, en lo conducente, para los recursos del Fondo de Aportaciones para los Servicios de Salud que se entreguen al fideicomiso público sin estructura referido en el Vigésimo Primero Transitorio de esta Ley para sufragar los pagos relacionados con la atención integral gratuita médica y hospitalaria con medicamentos y demás insumos asociados a las personas sin afiliación a las instituciones de seguridad social.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 14-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Vigésimo Quinto. Para efectos de lo establecido en el artículo 9o., último párrafo, parte final, de la Ley de Coordinación Fiscal, el incumplimiento a las obligaciones contraídas por las entidades federativas relativas a la aportación de recursos propios o de libre disposición a fideicomisos públicos sin estructura o instrumentos financieros, en términos de los convenios que celebren con la Administración Pública Federal, se podrán compensar con cargo a las afectaciones que la Secretaría de Hacienda y Crédito Público realice a las participaciones federales que correspondan. Dicha Secretaría entregará los recursos respectivos al fideicomiso público o instrumento financiero que corresponda, en términos del procedimiento que establezca la misma.

Vigésimo Sexto. Las entidades federativas a que se refiere el “Decreto por el que se fomenta la regularización de vehículos usados de procedencia extranjera”, publicado en el Diario Oficial de la Federación el 19 de enero de 2022, y sus posteriores modificaciones, entregarán a sus municipios, en términos de las disposiciones emitidas por la Secretaría de Hacienda y Crédito Público, los subsidios federales derivados de los ingresos que se obtengan por los aprovechamientos que se hayan generado en el ejercicio fiscal de 2022, en términos de lo dispuesto por el artículo 9 del citado Decreto. Dichos recursos se podrán comprometer, devengar y pagar por parte de los municipios durante el ejercicio fiscal de 2023.

Los recursos que reciban los municipios conforme al párrafo anterior, que no hayan sido comprometidos, devengados y pagados durante el ejercicio fiscal de 2023, deberán ser concentrados en la Tesorería de la Federación incluyendo los rendimientos financieros que hubieran generado, conforme a lo establecido en la Ley de Ingresos de la Federación del ejercicio fiscal que corresponda, dentro de los 15 días naturales siguientes al término del citado ejercicio fiscal.

Durante el primer bimestre del ejercicio fiscal de 2023, la Secretaría de Hacienda y Crédito Público podrá convenir, así como entregar a los municipios, por conducto de las entidades federativas que correspondan, mediante el mecanismo de Adeudos de Ejercicios Fiscales Anteriores, los subsidios federales que deriven de los aprovechamientos que se hayan generado en el ejercicio fiscal de 2022, en términos del Decreto mencionado. En este supuesto, el ejercicio y aplicación de los recursos se sujetará a lo establecido en el primer párrafo del presente transitorio.

Para efectos de lo establecido en el párrafo anterior, la Secretaría de Seguridad y Protección Ciudadana, el Servicio de Administración Tributaria y la Agencia Nacional de Aduanas de México, deberán coordinarse para que, a más tardar el 20 de enero de 2023, se remita a la Secretaría de Hacienda y Crédito Público la información relativa a los ingresos excedentes que se obtengan por los aprovechamientos generados en el ejercicio fiscal de 2022, a fin de que la Secretaría de Hacienda y Crédito Público, durante el primer bimestre de 2023, realice los registros de dichos ingresos excedentes, de los recursos presupuestarios y demás registros contables correspondientes al ejercicio fiscal de 2022.

Ciudad de México, a 25 de octubre de 2022.- Dip. Santiago Creel Miranda, Presidente.- Sen. Alejandro Armenta Mier, Presidente.- Dip. Brenda Espinoza Lopez, Secretaria.- Sen. Verónica Noemí Camino Farjat, Secretaria.- Rúbricas.”

En cumplimiento de lo dispuesto por la fracción I del Artículo 89 de la Constitución Política de los Estados Unidos Mexicanos, y para su debida publicación y observancia, expido el presente Decreto en la Residencia del Poder Ejecutivo Federal, en la Ciudad de México, a 14 de noviembre de 2022.- Andrés Manuel López Obrador.- Rúbrica.- El Secretario de Gobernación, Lic. Adán Augusto López Hernández.- Rúbrica.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

TEXTO VIGENTE

Nuevo Presupuesto publicado en el Diario Oficial de la Federación el 28 de noviembre de 2022

Al margen un sello con el Escudo Nacional, que dice: Estados Unidos Mexicanos.- Presidencia de la República.

ANDRÉS MANUEL LÓPEZ OBRADOR, Presidente de los Estados Unidos Mexicanos, a sus habitantes sabed:

Que la Cámara de Diputados del Honorable Congreso de la Unión, se ha servido dirigirme el siguiente

DECRETO

“LA CÁMARA DE DIPUTADOS DEL HONORABLE CONGRESO DE LA UNIÓN, EN EJERCICIO DE LA FACULTAD QUE LE OTORGA LA FRACCIÓN IV DEL ARTÍCULO 74 DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS, D E C R E T A:

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

TÍTULO PRIMERO

DE LAS ASIGNACIONES DEL PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN

CAPÍTULO I

Disposiciones generales

Artículo 1. El ejercicio, el control y la evaluación del gasto público federal para el ejercicio fiscal de 2023, así como la contabilidad y la presentación de la información financiera correspondiente, se realizarán conforme a lo establecido en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Ley Federal de Austeridad Republicana, la Ley Federal de Remuneraciones de los Servidores Públicos, la Ley General de Contabilidad Gubernamental y en las disposiciones que, en el marco de dichas leyes, estén establecidas en otros ordenamientos y en este Presupuesto de Egresos.

La interpretación del presente Presupuesto de Egresos, para efectos administrativos y exclusivamente en el ámbito de competencia del Ejecutivo Federal, corresponde a la Secretaría y a la Función Pública, en el ámbito de sus atribuciones, conforme a las disposiciones y definiciones que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Para el ejercicio de los recursos aprobados en el presente Presupuesto de Egresos, las Dependencias y Entidades se sujetarán a las políticas y disposiciones rectoras en materia de control presupuestario que determine la Secretaría, de conformidad con las atribuciones conferidas en los artículos 6, primer párrafo, y 45, quinto párrafo, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

La información que, en términos del presente Decreto, deba remitirse a la Cámara de Diputados será enviada a la Mesa Directiva de la misma, la cual turnará dicha información a las comisiones competentes, preferentemente en formato electrónico de texto modificable o de base de datos según corresponda, con el nivel de desagregación que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones aplicables, y será publicada en las páginas de Internet que correspondan.

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En caso de que la fecha límite para presentar la información sea un día inhábil, la misma se recorrerá al día hábil siguiente.

En el ámbito de sus atribuciones, la Secretaría presentará la información presupuestaria comparable respecto del ejercicio fiscal anterior y de los diversos documentos presupuestarios.

La Secretaría reportará en los Informes Trimestrales la evolución de las erogaciones correspondientes a los Anexos Transversales a que se refiere el artículo 41, fracción II, incisos j), o), p), q), r), s), t), u) y v), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, y las correspondientes al Anexo Transversal Anticorrupción; así como las principales causas de variación del gasto neto total al trimestre que corresponda, respecto del presupuesto aprobado, por Ramo y Entidad.

CAPÍTULO II

De las erogaciones

Artículo 2. El gasto neto total previsto en el presente Presupuesto de Egresos importa la cantidad de $8,299,647,800,000, y corresponde al total de los ingresos aprobados en la Ley de Ingresos.

En términos del artículo 17 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, para el presente ejercicio fiscal se prevé un déficit presupuestario de $1,134,140,700,000.

Artículo 3. El gasto neto total se distribuye conforme a lo establecido en los Anexos de este Decreto y Tomos de este Presupuesto de Egresos, de acuerdo con lo siguiente:

I. Las erogaciones de los ramos autónomos, administrativos y generales, así como los capítulos específicos que incorporan los flujos de efectivo de las Entidades, se distribuyen conforme a lo previsto en el Anexo 1 del presente Decreto y los Tomos II a IX, de este Presupuesto de Egresos. En el Tomo I se incluye la información establecida en el artículo 41, fracción II, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

II. El gasto corriente estructural se incluye en el Anexo 2 de este Decreto;

III. El capítulo específico que incorpora las erogaciones correspondientes a los gastos obligatorios, se incluye en el Anexo 3 de este Decreto;

IV. El capítulo específico que incorpora los proyectos de inversión en infraestructura que cuentan con aprobación para realizar erogaciones plurianuales en términos del artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos, se incluye en el Anexo 4 de este Decreto, en términos de lo que se señala en el artículo 26 del mismo;

V. El capítulo específico que incorpora las erogaciones correspondientes a los compromisos plurianuales sujetos a la disponibilidad presupuestaria de los años subsecuentes, se incluye en el Anexo 5 de este Decreto;

VI. El capítulo específico que incorpora el monto máximo anual de gasto programable para atender los compromisos de pago requeridos para los nuevos proyectos de asociación público-privada y para aquellos autorizados en ejercicios fiscales anteriores, así como la información de cada uno de ellos, en términos del artículo 24 de la Ley de Asociaciones Público Privadas, se incluye en el Anexo 5.A de este Decreto y en el Tomo VIII de este Presupuesto de Egresos;

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VII. El capítulo específico que incorpora las erogaciones correspondientes a los compromisos derivados de proyectos de infraestructura productiva de largo plazo se incluye en el Anexo 6 de este Decreto y en el Tomo VII de este Presupuesto de Egresos;

VIII. El capítulo específico que incorpora las previsiones salariales y económicas, se incluye en los Anexos 7 y 24 de este Decreto y en los Tomos III a VI de este Presupuesto de Egresos.

Los montos y términos aprobados en este capítulo específico en dichos Anexos y Tomos del Presupuesto de Egresos, incluyendo las previsiones para contingencias y sus ampliaciones derivadas de adecuaciones presupuestarias y ahorros necesarios durante el ejercicio fiscal para cumplir, en su caso, con las disposiciones laborales aplicables, forman parte de la asignación global a que se refiere el artículo 33 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

IX. La suma de recursos destinados a cubrir el costo financiero de la deuda pública del Gobierno Federal; aquél correspondiente a la deuda de las empresas productivas del Estado incluidas en el Anexo 1, Apartado E, de este Decreto; las erogaciones derivadas de operaciones y programas de saneamiento financiero, así como aquéllas para programas de apoyo a ahorradores y deudores de la banca, se distribuyen conforme a lo establecido en el Anexo 8 de este Decreto;

X. Para los efectos de los artículos 42 de la Ley de Adquisiciones, Arrendamientos y Servicios del Sector Público, y 43 de la Ley de Obras Públicas y Servicios Relacionados con las Mismas, los montos máximos de adjudicación directa y los de adjudicación mediante invitación a cuando menos tres personas, de las adquisiciones, arrendamientos, prestación de servicios, obras públicas y servicios relacionados con éstas, serán los señalados en el Anexo 9 de este Decreto. Los montos establecidos deberán considerarse sin incluir el importe del impuesto al valor agregado;

XI. Los recursos para el desarrollo integral de los pueblos y comunidades indígenas se señalan en el Anexo 10 de este Decreto, en los términos del artículo 2o., Apartado B, de la Constitución Política de los Estados Unidos Mexicanos y conforme al artículo 41, fracción II, inciso j), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria; se presentan desglosados por ramo y programa presupuestario;

XII. Los recursos para el Programa Especial Concurrente para el Desarrollo Rural Sustentable se señalan en el Anexo 11 de este Decreto, en los términos de los artículos 16 y 69 de la Ley de Desarrollo Rural Sustentable y conforme al artículo 41, fracción II, inciso q), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

XIII. El monto total de los recursos previstos para el programa de ciencia, tecnología e innovación, previsto en el artículo 22 de la Ley de Ciencia y Tecnología, y conforme al artículo 41, fracción II, inciso r), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, se señala en el Anexo 12 de este Decreto;

XIV. Las erogaciones de los programas para la Igualdad entre Mujeres y Hombres, se señalan en el Anexo 13 de este Decreto, conforme al artículo 41, fracción II, inciso o), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

XV. El presupuesto consolidado de la Estrategia de Transición para Promover el Uso de Tecnologías y Combustibles más Limpios, conforme al artículo 24 de la Ley de Transición Energética, se señala en el Anexo 15 de este Decreto;

XVI. Las erogaciones para el Ramo General 23 Provisiones Salariales y Económicas se distribuyen conforme a lo previsto en el Anexo 20 de este Decreto;

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XVII. Las erogaciones para el Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos se distribuyen conforme a lo previsto en el Anexo 21 de este Decreto.

Las previsiones para servicios personales del Ramo General referido en el párrafo anterior, que se destinen para sufragar las medidas salariales y económicas, deberán ser ejercidas conforme a lo que establece el segundo párrafo de la fracción VIII anterior y el artículo 12 de este Decreto y serán entregadas a las entidades federativas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios y, solo en el caso de la Ciudad de México se ejercerán por medio del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos;

XVIII. Las erogaciones para el Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios se distribuyen conforme a lo previsto en el Anexo 22 de este Decreto.

En términos de lo establecido en el artículo 38 de la Ley de Coordinación Fiscal, la Secretaría continuará distribuyendo los recursos del Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal (FORTAMUN) a que se refiere el inciso a) del artículo 36 de esa Ley, en proporción directa al número de habitantes con que cuenta cada entidad federativa, de acuerdo con la información estadística más reciente que al efecto emita el Instituto Nacional de Estadística y Geografía. Por lo anterior, para el cálculo de la distribución deberá considerar la última información trimestral de población por entidad federativa dada a conocer por el Instituto referido, en la Encuesta Nacional de Ocupación y Empleo.

En términos de lo establecido en el artículo 46 de la Ley de Coordinación Fiscal, la Secretaría continuará distribuyendo a las entidades federativas los recursos del Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, con base en la fórmula señalada en ese artículo, sujetándose a lo siguiente:

a)

Para determinar la variable PIBpci, definida como la última información oficial del Producto Interno Bruto per cápita que hubiere dado a conocer el Instituto Nacional de Estadística y Geografía para la entidad i, en caso de no estar disponible esa información, se deberá tomar en cuenta la última información del Producto Interno Bruto por entidad federativa anual que dé a conocer el Instituto referido, misma que se dividirá entre la información de la última publicación de proyección de la población a mitad de año con información anual, que dé a conocer el Consejo Nacional de Población. Cabe señalar, que ambas variables deberán corresponder al mismo año para cada entidad federativa, y

b)

Con respecto a la variable ni, definida como la última información oficial de población que hubiere dado a conocer el Instituto Nacional de Estadística y Geografía para la entidad i, se deberá considerar la última información trimestral de población por entidad federativa, que dé a conocer el Instituto referido, en la Encuesta Nacional de Ocupación y Empleo.

La Secretaría, en relación al Fondo de Aportaciones para la Infraestructura Social y al Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, continuará transfiriendo a las entidades federativas que así lo soliciten a la Federación hasta el 100 por ciento de las aportaciones con cargo a cada fondo, en el fideicomiso o vehículo financiero que determinen procedente, siempre y cuando se encuentre previsto en su legislación local; y cuya administración y ejercicio de dichos recursos serán responsabilidad de los gobiernos de las entidades federativas, los cuales deberán destinarse exclusivamente para los objetivos y fines expresamente previstos en la Ley de Coordinación Fiscal y cumplir íntegramente con lo establecido en la misma y demás disposiciones aplicables.

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Asimismo, las entidades federativas en el fideicomiso o vehículo financiero que instrumenten conforme a su legislación local, podrán continuar afectando las aportaciones federales del Fondo de Aportaciones para la Infraestructura Social y del Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, en garantía o fuente de pago hasta por el 25 por ciento de los recursos que anualmente les correspondan por concepto de dichos fondos, dando cumplimiento a lo dispuesto en el artículo 50 de la Ley de Coordinación Fiscal.

El Fondo de Aportaciones Múltiples se asignará de conformidad con lo establecido en el artículo 40 de la Ley de Coordinación Fiscal, para lo cual la Secretaría de Educación Pública, por lo que se refiere al componente relativo a la construcción, equipamiento y rehabilitación de infraestructura física, podrá asignarlo prioritariamente de la manera siguiente: el 64 por ciento a educación básica; el 4.72 por ciento a educación media superior, y el 31.28 por ciento a educación superior en su modalidad universitaria; a fin de atender las necesidades de cada nivel educativo;

XIX. Los límites de las remuneraciones de los servidores públicos de la Federación se señalan en el Anexo 23 de este Decreto y en el Tomo IX de este Presupuesto de Egresos;

XX. Las previsiones para sufragar las erogaciones correspondientes a las medidas salariales y económicas para los Ramos Generales 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, y 33 Aportaciones Federales para Entidades Federativas y Municipios, se distribuyen conforme a lo establecido en el Anexo 24 de este Decreto;

XXI. Los programas sujetos a reglas de operación se señalan en el Anexo 25 de este Decreto;

XXII. Los principales programas previstos en este Presupuesto de Egresos se detallan en el Anexo 26 de este Decreto, y

XXIII. Los recursos para el Anexo Transversal Anticorrupción se señalan en el Anexo 31 de este Decreto.

Los Anexos 14, 16 al 19 y 28 al 30 de este Decreto, comprenden los recursos para la atención de grupos vulnerables; la adaptación y mitigación de los efectos del cambio climático; el desarrollo de los jóvenes; la atención de niñas, niños y adolescentes; la prevención del delito, combate a las adicciones, rescate de espacios públicos y promoción de proyectos productivos; la conservación y mantenimiento carretero; subsidios para organismos descentralizados estatales, y la distribución del programa hidráulico: subsidios para acciones en materia de agua.

Asimismo, en el Anexo 27 de este Decreto se consideran los recursos para el Programa Nacional de Reconstrucción, que tendrá por objeto atender a la población afectada por los sismos de septiembre de 2017 y febrero de 2018, con un enfoque de derechos humanos, de conformidad con las declaratorias correspondientes conforme a lo previsto en la Ley General de Protección Civil. La aplicación y erogación de los recursos que se otorgarán a través de este Programa, así como su seguimiento, control, rendición de cuentas y transparencia, se sujetarán a las reglas de operación que emita la Secretaría de Desarrollo Agrario, Territorial y Urbano.

Artículo 4. Para el ejercicio fiscal 2023 se aprueba para Petróleos Mexicanos una meta de balance financiero de $0 y un techo de gasto de servicios personales de $106,088,262,538. Asimismo, se aprueba para la Comisión Federal de Electricidad una meta de balance financiero de $0, y un techo de gasto de servicios personales de $69,947,194,605.

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Artículo 5. Conforme al artículo 272 de la Ley del Seguro Social, el gasto programable del Instituto Mexicano del Seguro Social será de $1,165,698,799,075. El Gobierno Federal aportará al Instituto la cantidad de $126,119,495,515, como aportaciones para los seguros; dispondrá de la cantidad de $558,929,467,872, para cubrir las pensiones en curso de pago derivadas del artículo Duodécimo Transitorio de la Ley del Seguro Social publicada en el Diario Oficial de la Federación el 21 de diciembre de 1995; aportará la cantidad de $6,666,278,036, para atender lo dispuesto en los artículos 141, 172 y 172 A de dicha Ley, y aportará la cantidad de $18,869,718, para atender lo dispuesto en el artículo segundo transitorio del “Decreto por el que se adicionan diversas disposiciones de la Ley del Seguro Social, de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado y de la Ley Federal del Trabajo”, publicado en el Diario Oficial de la Federación el 4 de junio de 2019.

Durante el ejercicio fiscal 2023, el Instituto Mexicano del Seguro Social deberá destinar a las Reservas Financieras y Actuariales de los seguros y a la Reserva General Financiera y Actuarial, así como al Fondo para el Cumplimiento de Obligaciones Laborales de Carácter Legal o Contractual, a que se refieren los artículos 280, fracciones III y IV, y 286 K, respectivamente, de la Ley del Seguro Social, la cantidad de $20,520,275,734, a fin de garantizar el debido y oportuno cumplimiento de las obligaciones que contraiga, derivadas del pago de beneficios y la prestación de servicios relativos a los seguros que se establecen en dicha Ley; así como para hacer frente a las obligaciones laborales que contraiga, ya sea por disposición legal o contractual con sus trabajadores.

Para los efectos del artículo 277 G de la Ley del Seguro Social, el Instituto Mexicano del Seguro Social deberá sujetarse a las normas de austeridad y disciplina presupuestaria contenidas en este Decreto, en los términos propuestos por el Consejo Técnico de dicho Instituto las cuales se aplicarán sin afectar el servicio público que está obligado a prestar a sus derechohabientes; asimismo, conforme al mismo artículo 277 G, dichas normas no deberán afectar las metas de constitución o incremento de reservas establecidas en este Decreto.

El uso de reservas de cualquier naturaleza y tipo deberá ser registrado invariablemente como gasto programable. Asimismo, las reservas del Seguro de Invalidez y Vida y de Riesgos de Trabajo, únicamente podrán destinarse para las prestaciones monetarias de esos seguros; y no para financiar gasto corriente del Instituto, salvo en los casos que así lo prevea la Ley del Seguro Social.

El titular y los servidores públicos competentes del Instituto Mexicano del Seguro Social serán responsables de que el ejercicio del gasto de dicho Instituto se sujete a los montos autorizados para cubrir su gasto programable, para las reservas y el fondo a que se refiere este artículo.

TÍTULO SEGUNDO

DEL FEDERALISMO

CAPÍTULO ÚNICO

De los recursos federales transferidos a las entidades federativas, a los municipios y a las demarcaciones territoriales de la Ciudad de México

Artículo 6. El ejercicio de los recursos federales aprobados en este Presupuesto de Egresos para ser transferidos a las entidades federativas y, por conducto de éstas, a los municipios y a las demarcaciones territoriales de la Ciudad de México, así como el de los recursos federales que se ejerzan de manera concurrente con recursos de dichos órdenes de gobierno, se sujetará a las disposiciones legales aplicables, al principio de anualidad y a lo siguiente:

I. El resultado de la distribución entre las entidades federativas de los recursos que integran los fondos del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios, se presenta en el Tomo IV de este Presupuesto de Egresos, con excepción del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal (FASP), cuya distribución se realizará conforme a lo dispuesto en el artículo 44 de la Ley de Coordinación Fiscal;

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II. Los recursos federales a que se refiere este artículo, distintos a los previstos en la Ley de Coordinación Fiscal, serán ministrados siempre y cuando las entidades federativas y, en su caso, los municipios y demarcaciones territoriales de la Ciudad de México, cumplan con lo previsto en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, la Ley General de Contabilidad Gubernamental, este Presupuesto de Egresos y las demás disposiciones jurídicas aplicables, así como, en su caso, los convenios correspondientes;

III. Los proyectos de infraestructura que realicen las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México, con cargo a los recursos de los fondos del Ramo General 23 Provisiones Salariales y Económicas, deberán incluir la leyenda siguiente: “Esta obra fue realizada con recursos públicos federales”, sin perjuicio de las demás que establezca el presente Decreto.

La Secretaría deberá publicar de forma trimestral, en el portal electrónico de transparencia en materia presupuestaria, la información relativa a los proyectos de infraestructura autorizados en el Ramo General 23 Provisiones Salariales y Económicas, incluyendo el monto aprobado y pagado, su ubicación geográfica, y los lineamientos aplicables a dichos recursos. Asimismo, deberá informar en dicho medio el avance financiero de los proyectos con base en los reportes que, de conformidad con la normatividad aplicable, realicen las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México. La información anterior, deberá estar disponible, a su vez, en formato de datos abiertos;

IV. Los programas que prevean la aportación de recursos por parte de las entidades federativas y, en su caso, municipios o demarcaciones territoriales de la Ciudad de México, para ser ejercidos de manera concurrente con recursos federales, se sujetarán a lo siguiente:

a)

El porcentaje o monto que corresponda aportar a las entidades federativas y, en su caso, a los municipios o demarcaciones territoriales de la Ciudad de México, será establecido por las Dependencias a cargo de los respectivos programas;

b)

Dichos órdenes de gobierno deberán realizar las aportaciones de recursos que les correspondan en las cuentas bancarias productivas específicas respectivas, en un periodo que no deberá exceder de 20 días hábiles contados a partir de la recepción de los recursos federales. Los recursos federales deberán ser ministrados de acuerdo con el calendario establecido en los convenios y de ninguna manera podrá iniciar ministraciones después del mes de marzo.

Antes del vencimiento del plazo a que se refiere el párrafo anterior, las entidades federativas y, en su caso, municipios o demarcaciones territoriales de la Ciudad de México, en casos debidamente justificados, podrán solicitar a la Dependencia o Entidad correspondiente una prórroga para realizar la aportación correspondiente de recursos locales, hasta por el mismo plazo a que se refiere el párrafo anterior;

c)

La entidad federativa, municipio o demarcación territorial que se vea afectado por situaciones que obliguen al Ejecutivo Federal a emitir declaratorias de emergencia o de desastre natural, en los términos de la Ley General de Protección Civil, contará con una prórroga de 20 días hábiles adicionales para efectuar el depósito de las aportaciones que le correspondan, una vez publicada la declaratoria;

d)	Las entidades federativas podrán cubrir hasta en dos exhibiciones durante el ejercicio fiscal su aportación a los programas concurrentes en materia educativa para todos los niveles, y

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e)

Las ministraciones de recursos federales podrán ser suspendidas cuando las entidades federativas y, en su caso, los municipios y demarcaciones territoriales de la Ciudad de México no aporten en los plazos previstos los recursos que les corresponden en las cuentas específicas;

V. La Secretaría de Educación Pública comunicará a las entidades federativas a más tardar el último día hábil del mes de marzo, el presupuesto para el subsidio para organismos descentralizados estatales que la Federación otorga, así como para los programas financiados con fondos concurrentes;

VI. En caso de que, en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, deban realizarse ajustes o adecuaciones al Presupuesto de Egresos durante el ejercicio fiscal, una vez que se realicen las compensaciones previstas en la misma y, en su caso, una vez utilizados los recursos de las reservas que correspondan en términos de dicha ley, los ajustes que fueran necesarios realizar a los recursos federales distintos a los contenidos en la Ley de Coordinación Fiscal destinados a las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México, deberán efectuarse de manera proporcional a los demás ajustes al Presupuesto de Egresos, informando de tales ajustes o adecuaciones a la Cámara de Diputados;

VII. Los recursos federales vinculados con ingresos excedentes que, en los términos de los artículos 19, fracción IV, inciso d), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 12, sexto párrafo, de su Reglamento, tengan como destino la realización de programas y proyectos de inversión en infraestructura y equipamiento de las entidades federativas, se sujetarán a los lineamientos para el ejercicio de los recursos del Fideicomiso para la Infraestructura en los Estados emitidos por la Secretaría, así como a las demás disposiciones aplicables. Dichos recursos se considerarán devengados al momento de su aportación al patrimonio de este Fideicomiso, y su ejercicio por parte de las entidades federativas se realizará conforme a los calendarios de ejecución de los programas y/o proyectos de inversión en infraestructura y equipamiento establecidos en los convenios celebrados para tal efecto con la Secretaría. En el caso de los subsidios que tengan el mismo destino, la Secretaría deberá entregar los recursos a las entidades federativas de acuerdo con un calendario establecido y podrá emitir las disposiciones correspondientes para su comprobación en términos de los artículos 34 y 79 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

VIII. Las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México deberán enviar a la Secretaría, a través del sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria la información de las evaluaciones que lleven a cabo sobre recursos federales transferidos, en los términos de las disposiciones aplicables. La Secretaría deberá reportar dicha información en los Informes Trimestrales;

IX. El Consejo Nacional de Seguridad Pública aprobará a más tardar en el mes de enero, los criterios de distribución de los recursos de los fondos de ayuda federal para la seguridad pública a que se refiere el artículo 21 de la Constitución Política de los Estados Unidos Mexicanos, en términos de lo establecido en el artículo 142 de la Ley General del Sistema Nacional de Seguridad Pública.

Para efectos del párrafo anterior, se promoverá que, por lo menos, el 20 por ciento de los recursos previstos en el Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal (FORTAMUN), se destinen a la atención de necesidades directamente vinculadas con la seguridad pública.

El Consejo Nacional de Seguridad Pública, al aprobar los criterios para la distribución de los recursos de los fondos de ayuda federal que se otorguen a las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México para la seguridad pública, promoverá y vigilará que su aplicación se oriente al cumplimiento de los ejes estratégicos y programas con prioridad nacional definidos por dicho Consejo, así como que su erogación se realice en términos de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios.

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Para tales efectos, los convenios relativos a estos fondos establecerán mecanismos que contribuyan a agilizar la recepción y el ejercicio de los recursos que reciban las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México.

Dicho Consejo promoverá que, por lo menos, el 20 por ciento de los recursos del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal (FASP) se distribuya entre los municipios y las demarcaciones territoriales de la Ciudad de México, conforme a criterios que integren el número de habitantes y el avance en la aplicación del Programa Estatal de Seguridad Pública en materia de profesionalización, equipamiento, modernización tecnológica e infraestructura.

Las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México, en el ejercicio de los recursos que les sean transferidos para seguridad pública, a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios deberán alinear, en su caso, la aplicación de los recursos para implementar y operar el modelo de desarrollo y operación policial previsto en la ley de la materia, conforme a los ejes estratégicos aprobados por el Consejo Nacional de Seguridad Pública, y

X. Durante los primeros 10 días naturales del mes de febrero, las entidades federativas deberán enviar a la Secretaría, en forma impresa y en formato electrónico de base de datos, el calendario de distribución y montos que de los fondos a los que se refieren los artículos 35 y 36 de la Ley de Coordinación Fiscal correspondan para el ejercicio fiscal 2023 a sus municipios o demarcaciones territoriales, según corresponda.

Artículo 7. Las entidades federativas y, en su caso, municipios y demarcaciones territoriales de la Ciudad de México, que realicen proyectos de infraestructura con recursos del Ramo General 23 deberán reportar a la Secretaría, en los términos que ésta determine y a través del sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la información del contrato bajo el cual se realicen dichos proyectos, su ubicación geográfica, informes sobre sus avances y, en su caso, evidencias de conclusión. Las entidades federativas serán responsables de la veracidad de la información reportada.

TÍTULO TERCERO

DE LOS LINEAMIENTOS GENERALES PARA EL EJERCICIO FISCAL

CAPÍTULO I

Disposiciones generales

Artículo 8. Los recursos correspondientes a los subejercicios que no sean subsanados en el plazo que establece el artículo 23, último párrafo, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, así como el importe de los ahorros que se obtengan como resultado de la instrumentación de las medidas de austeridad y disciplina presupuestaria, serán reasignados a los programas sociales y de inversión en infraestructura previstos en este Presupuesto de Egresos, así como en los términos de lo dispuesto en el artículo 61 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones jurídicas aplicables, según corresponda. Al efecto, la Secretaría informará trimestralmente a la Cámara de Diputados, a partir del 1o. de abril, sobre dichos subejercicios. En el caso de las economías generadas durante el ejercicio fiscal, éstas deberán canalizarse a los programas y Tomos aprobados en este Presupuesto de Egresos.

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La determinación de los subejercicios se realizará conforme a los calendarios autorizados, en los términos del artículo 23 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

CAPÍTULO II

De las disposiciones de austeridad y disciplina presupuestaria

Artículo 9. Las Dependencias y Entidades se sujetarán a las disposiciones de austeridad y disciplina presupuestaria que se establezcan en los términos del Título Tercero, Capítulo IV, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en la Ley Federal de Austeridad Republicana y en las disposiciones de austeridad republicana emitidas por el Ejecutivo Federal, así como por la Secretaría y la Función Pública en el ámbito de sus atribuciones. Sin perjuicio de lo anterior, las Dependencias y Entidades observarán las disposiciones siguientes:

I. No crear plazas, salvo que se cuente con la previsión presupuestaria aprobada para tal fin en este Presupuesto de Egresos, o que sean resultado del cumplimiento de reformas jurídicas; por determinación de la Secretaría en los supuestos en que las mismas generen los ingresos para cubrir su gasto respectivo, o bien, que tengan como finalidad atender situaciones de carácter emergente o contingente. Asimismo, la Secretaría podrá autorizar modificaciones al presupuesto para la creación de plazas para prestar los servicios de salud;

II. Los incrementos que, en su caso, se otorguen a los servidores públicos, se sujetarán a los recursos aprobados en los Anexos 7 y 24 de este Decreto y tendrán como objetivo exclusivamente mantener el poder adquisitivo respecto del año 2022;

III. Las Dependencias y Entidades no podrán crear estructuras orgánicas y ocupacionales excesivas, y se sujetarán a lo que establezca la Secretaría y la Función Pública, en el ámbito de sus respectivas competencias;

IV. El Instituto de Administración y Avalúos de Bienes Nacionales continuará las acciones para el mejor uso y aprovechamiento inmobiliario que considere, entre otras, la puesta a disposición de inmuebles desaprovechados, mismos que podrán ser utilizados para resolver necesidades de otras instituciones públicas o, en su defecto, para su desincorporación y enajenación. Para tal efecto, dicho Instituto actualizará el programa de aprovechamiento inmobiliario federal mismo que deberá publicarse en su página de Internet, así como podrá realizar verificaciones a los inmuebles que así considere, previo aviso a la institución pública de que se trate. Las acciones derivadas del programa deberán sujetarse al presupuesto aprobado para las Dependencias y Entidades;

V. Las contrataciones públicas se llevarán a cabo preferentemente de manera consolidada, siempre y cuando se asegure la obtención de ahorros y de las mejores condiciones para el Estado en cuanto a calidad, precio y oportunidad disponibles; para tal efecto, las Dependencias y Entidades podrán realizar las transferencias de recursos conforme a las disposiciones aplicables.

Adicionalmente, se utilizará la modalidad de ofertas subsecuentes de descuentos en las licitaciones públicas que se realicen cuando los bienes a adquirir o servicios por contratar satisfagan los requisitos y condiciones que establece la normatividad en la materia y se asegure con ello la obtención de las mejores condiciones para el Estado;

VI. Las Dependencias y Entidades que tengan contratadas pólizas de seguros sobre personas y bienes deberán llevar a cabo las acciones necesarias para incorporarse a las pólizas institucionales coordinadas por la Secretaría, siempre y cuando dicha incorporación represente una reducción en el gasto global y que se mantengan o mejoren las condiciones contratadas en la póliza, y

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VII. La Secretaría podrá establecer mecanismos financieros de cobertura de riesgos para atender obligaciones contingentes relacionadas con bienes culturales de las Dependencias y Entidades, considerando las asignaciones con las que cuenten para tal fin, así como de aquellas obras de arte que ingresen al territorio nacional para su exhibición al público en general.

Las Dependencias y Entidades proporcionarán a la Secretaría, en los términos que ésta determine, la información relacionada con los contratos que impliquen la erogación de recursos públicos, la cual será pública, en formato de datos abiertos. Para ello, se integrará la información que al respecto contenga el sistema CompraNet o, en su caso, el que determine la Secretaría, en términos de las disposiciones jurídicas aplicables.

La Secretaría, desde el ámbito del control presupuestario, podrá autorizar en casos excepcionales modalidades específicas de aplicación de las medidas de austeridad y disciplina presupuestaria referidas en las fracciones anteriores, o bien en los supuestos en que las Dependencias y Entidades sean objeto de reformas jurídicas, de nueva creación o cuando se realicen modificaciones a su estructura programática.

Las Dependencias y Entidades que reciban ampliaciones líquidas del Ramo General 23 Provisiones Salariales y Económicas, distintas de los ingresos excedentes que tengan un destino específico, únicamente deberán destinarlas a los fines autorizados por la Secretaría.

Los Poderes Legislativo y Judicial, así como los entes autónomos, deberán implantar medidas equivalentes a las aplicables en las Dependencias y Entidades, respecto de la reducción del gasto destinado a las actividades administrativas, de apoyo y del presupuesto regularizable de servicios personales, para lo cual publicarán en el Diario Oficial de la Federación y en sus respectivas páginas de Internet, a más tardar el último día hábil del mes de febrero, sus respectivos lineamientos y el monto correspondiente a la meta de ahorro. Asimismo, reportarán en los Informes Trimestrales las medidas que hayan adoptado y los montos de ahorros obtenidos. Dichos reportes serán considerados por la Comisión de Presupuesto y Cuenta Pública de la Cámara de Diputados en el proceso de análisis y aprobación de las erogaciones correspondientes al Presupuesto de Egresos para el siguiente ejercicio fiscal.

La Secretaría reportará en los Informes Trimestrales las variaciones en el gasto corriente estructural.

Artículo 10. En materia de comunicación social, los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, se sujetarán a la Ley General de Comunicación Social y a las demás disposiciones jurídicas aplicables. En el caso de las Dependencias y Entidades, adicionalmente, se sujetarán a la política de comunicación social del Gobierno Federal que formule la Oficina de la Presidencia de la República, con la intervención que corresponda a la Secretaría de Gobernación. Asimismo, los ejecutores de gasto deberán observar lo siguiente:

I. Podrán destinar recursos presupuestarios para la difusión de campañas de comunicación social, a través de la radio y la televisión, siempre y cuando hayan solicitado los tiempos oficiales, y dichos tiempos no estuvieran disponibles en los espacios y tiempos solicitados.

No podrán realizarse erogaciones en comunicación social en las entidades federativas en donde se lleven a cabo elecciones, durante el tiempo que comprendan las campañas electorales y hasta la conclusión de la jornada comicial. Solo podrán realizarse erogaciones en los tiempos a que se refiere el párrafo anterior, en los casos de excepción previstos en la Constitución Política de los Estados Unidos Mexicanos y en la legislación de la materia;

II. Las Dependencias y Entidades registrarán la información a la que se refiere el artículo 33 de la Ley General de Comunicación Social, en el sistema respectivo, de conformidad con las disposiciones generales que para tal efecto publique la Secretaría de Gobernación, en el Diario Oficial de la Federación, de conformidad con la Ley señalada;

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III. Las erogaciones que conforme a este artículo realicen las Entidades deberán ser autorizadas por el órgano de gobierno respectivo o su equivalente;

IV. Durante el ejercicio fiscal no podrán realizarse ampliaciones y/o traspasos de recursos de otros capítulos o conceptos de gasto, al concepto de gasto correspondiente a servicios de comunicación social y publicidad de los respectivos presupuestos, ni podrán incrementarse dichos conceptos de gasto, salvo que dichos recursos se destinen a mensajes para atender situaciones de carácter preventivo o contingente; que tengan como propósito mantener la prestación de servicios a la población que no se puedan atender de manera presencial derivado de situaciones emergentes; que se requieran para la promoción comercial de las Entidades para que generen mayores ingresos; que tengan como propósito promover a México como destino turístico en el extranjero, o que se realicen con cargo a los ingresos excedentes que obtenga el Instituto Nacional de Migración para mejorar los servicios migratorios. En dichos supuestos, los ejecutores de gasto deberán obtener de la Secretaría de Gobernación la autorización del programa de comunicación social o bien de la modificación respectiva, para lo cual señalarán el costo y su fuente de financiamiento y, posteriormente, deberán realizar el trámite de adecuación presupuestaria ante la Secretaría;

V. Una vez que las Dependencias y Entidades cuenten con los recursos autorizados conforme a la fracción anterior, el Ejecutivo Federal, por conducto de la Secretaría de Gobernación, presentará a la Cámara de Diputados a través de la Comisión competente, un informe con las razones que justifiquen la ampliación o traspaso correspondiente, así como su cuantía y modalidades de ejercicio.

Lo anterior, sin perjuicio de las obligaciones que, conforme a la Ley General de Comunicación Social, deban cumplir las Dependencias y Entidades;

VI. Las erogaciones realizadas en materia de comunicación social se acreditarán únicamente con órdenes de transmisión para medios electrónicos, con órdenes de inserción para medios impresos y con órdenes de servicio para medios complementarios. En todos los casos se deberá especificar la tarifa convenida, concepto, descripción del mensaje, destinatarios, cobertura geográfica, circulación certificada y pautas de difusión en relación con el medio de comunicación que corresponda;

VII. Los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, previo a la contratación de servicios de producción, espacios en radio y televisión comerciales, deberán atender la información de los medios sobre cobertura geográfica, audiencias, programación y métodos para medición de audiencias, así como su capacidad técnica para la producción, postproducción y copiado. La Secretaría de Gobernación dará seguimiento a la inclusión de los medios públicos en los programas y campañas de comunicación social y publicidad de las Dependencias y Entidades;

VIII. La Función Pública, en términos de lo dispuesto en la Ley General de Comunicación Social, a través del sistema respectivo dará seguimiento al registro que realicen las Dependencias y Entidades sobre las erogaciones en materia de comunicación social;

IX. El gasto en comunicación social aprobado en este Presupuesto de Egresos deberá destinarse, al menos, en un 5 por ciento a la contratación en medios impresos, conforme a las disposiciones aplicables, y

X. Los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, que cuenten con recursos en este Presupuesto de Egresos para comunicación social, deben elaborar sus respectivos Programas Anuales de Comunicación Social, de conformidad y en los términos de la legislación aplicable.

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Artículo 11. Para lograr una mayor transparencia en materia de contrataciones públicas, promover la reactivación económica y fortalecer las cadenas productivas, las Dependencias y Entidades que realicen adquisiciones de bienes y contratación de servicios o de obra pública, se sujetarán al Programa de Cadenas Productivas de Nacional Financiera, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, a fin de dar de alta en el mismo las cuentas por pagar a sus proveedores o contratistas, apegándose a las disposiciones generales aplicables a dicho Programa, las cuales serán emitidas por la Secretaría e interpretadas por la unidad administrativa de la misma que ejerza las facultades de coordinación con las instituciones de banca de desarrollo.

Con el propósito de fomentar la transparencia, tratándose de las empresas productivas del Estado, éstas podrán incorporarse al Programa de Cadenas Productivas, con el objeto de que sus proveedores y contratistas sean beneficiados con este programa.

El registro de las cuentas por pagar deberá realizarse de acuerdo con los plazos definidos en dichas disposiciones, con el propósito de dar mayor certidumbre, transparencia y eficiencia en los pagos.

Nacional Financiera, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, con el apoyo de dichas Dependencias y Entidades y, en su caso, las empresas productivas del Estado, promoverá la utilización del Programa de Cadenas Productivas con los proveedores y contratistas del sector público y reportará los avances que se presenten en los Informes Trimestrales.

CAPÍTULO III

De los servicios personales

Artículo 12. Los recursos previstos en los presupuestos de las Dependencias y Entidades en materia de servicios personales y, en su caso, en los ramos generales, incorporan la totalidad de las previsiones para sufragar las erogaciones correspondientes a las medidas salariales y económicas, y se sujetarán a lo siguiente:

I. Los incrementos a las percepciones se determinarán, conforme a:

a)	La estructura ocupacional autorizada;

b)

Las plazas registradas en el sistema de administración de nómina y demás elementos previstos en el caso del artículo 27-A de la Ley de Coordinación Fiscal y del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, para el caso del Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo;

c)	La plantilla de personal, tratándose del Fondo de Aportaciones para los Servicios de Salud (FASSA), y

d)

Las plantillas de personal, tratándose del Fondo de Aportaciones para la Educación Tecnológica y de Adultos (FAETA); y, en el caso de los servicios de educación para adultos, en los términos de la Ley de Coordinación Fiscal.

Las previsiones para el incremento a las percepciones, a que se refieren los Anexos 7 y 24 de este Decreto, incluyen la totalidad de los recursos para categorías y personal de confianza y sindicalizado, por lo que no deberá utilizarse la asignación prevista a un grupo para favorecer a otro;

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II. En el presente ejercicio fiscal en las Dependencias y Entidades no se crearán plazas en nivel alguno con excepción de los casos previstos en el artículo 9, fracción I, de este Decreto;

III. Las previsiones a que se refiere el Anexo 24 de este Decreto incluyen los recursos para la educación tecnológica y de adultos correspondientes a aquellas entidades federativas que no han celebrado los convenios establecidos en el artículo 42 de la Ley de Coordinación Fiscal. Una vez que dichas entidades celebren los convenios respectivos, dichos recursos serán entregados a éstas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios;

IV. Los recursos del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, incluyen las previsiones para cubrir:

a)

Las medidas salariales y económicas correspondientes al fondo previsto en los artículos 26, 26-A, 27 y 27-A de la Ley de Coordinación Fiscal y al Fondo para la Educación Tecnológica y de Adultos (FAETA), que serán cubiertas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios;

b)

Las medidas económicas que se requieran para la cobertura y el mejoramiento de la calidad del sistema educativo. Asimismo, las previsiones para incrementos a las percepciones incluyen las correspondientes a los sistemas de desarrollo profesional que, en su caso, correspondan en los términos de la ley de la materia, y

c)

Las plazas que sean creadas con cargo a los recursos establecidos en el rubro de previsiones salariales y económicas del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, para su aplicación a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios, de acuerdo con la normatividad aplicable, y

V. Las previsiones incluidas en el Fondo de Aportaciones para los Servicios de Salud (FASSA), incluyen los recursos para cubrir aquellas medidas económicas que se requieran para la cobertura y el mejoramiento de la calidad del sistema de salud.

Las Dependencias y Entidades reportarán en los Informes Trimestrales el impacto de los incrementos salariales en el presupuesto regularizable.

Artículo 13. Las remuneraciones autorizadas a los servidores públicos de la Federación se integran en términos de las percepciones previstas en el presente Decreto, en su Anexo 23 y en el Tomo IX de este Presupuesto de Egresos, conforme a lo dispuesto en el artículo 127 de la Constitución Política de los Estados Unidos Mexicanos y en la Ley Federal de Remuneraciones de los Servidores Públicos:

I. Las remuneraciones se integran, conforme a lo dispuesto en la referida disposición constitucional; los artículos 7 de la Ley Federal de Remuneraciones de los Servidores Públicos, y 2, fracciones XXXIII, XXXIV y XLVI, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, con la suma de la totalidad de percepciones ordinarias y extraordinarias que perciben los servidores públicos de la Federación.

Las percepciones ordinarias incluyen la totalidad de los elementos fijos de la remuneración. Las percepciones extraordinarias consideran los elementos variables de dicha remuneración, la cual solo podrá cubrirse conforme a los requisitos y la periodicidad establecidos en las disposiciones aplicables.

La Secretaría podrá autorizar, en términos de las disposiciones específicas que emita, el otorgamiento de compensaciones económicas para el personal que integra la Guardia Nacional como parte de su sistema de remuneraciones, así como de los sistemas complementarios de seguridad social, sin que lo anterior comprometa recursos de largo plazo mayores a los autorizados en los términos de este Decreto.

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Las contribuciones a cargo de los servidores públicos que se causen por las percepciones señaladas en la presente fracción, forman parte de su remuneración;

II. La remuneración total anual autorizada al Presidente de la República y los límites de remuneración mensual para la Administración Pública Federal se integran en términos de los artículos 7 y 12, inciso b), de la Ley Federal de Remuneraciones de los Servidores Públicos y de las percepciones previstas en el presente Decreto y, conforme a lo siguiente:

a)

Los límites mínimos y máximos de percepciones ordinarias brutas y netas mensuales para los servidores públicos de la Administración Pública Federal, las cuales incluyen la suma de la totalidad de pagos fijos, en efectivo y en especie, se presentan en el Anexo 23.1.1. de este Decreto y comprenden los conceptos que a continuación se señalan con sus respectivos montos:

i.	Los montos correspondientes a sueldos y salarios, y

ii.	Los montos correspondientes a las prestaciones.

Los montos de las percepciones ordinarias presentadas en el Anexo 23.1. no consideran los incrementos salariales que, en su caso, se autoricen para el presente ejercicio fiscal, las repercusiones que se deriven de la aplicación de las disposiciones de carácter fiscal, ni las adecuaciones a la curva salarial del tabulador;

b)	La remuneración ordinaria total líquida mensual neta autorizada al Presidente de la República para el ejercicio fiscal de 2023 se incluye en el Anexo 23.1.2. de este Decreto;

c)	La remuneración total anual de percepciones ordinarias autorizada al Presidente de la República para el ejercicio fiscal de 2023 se incluye en el Anexo 23.1.3. de este Decreto, y

d)

En el presente Presupuesto de Egresos se consideran recursos para el pago de percepciones extraordinarias que, en su caso, percibirán los servidores públicos que, conforme a las disposiciones aplicables, tengan derecho a recibirlas. Las percepciones extraordinarias que se paguen a los servidores públicos se informarán a la Secretaría, en términos del último párrafo del artículo 14 de este Decreto;

III. La remuneración total anual autorizada a los titulares de los ejecutores de gasto que a continuación se indican y los límites correspondientes a las percepciones ordinarias y extraordinarias de los servidores públicos de dichos ejecutores de gasto, conforme a lo dispuesto en la fracción I, primer párrafo, de este artículo, se presentan en los Anexos siguientes de este Decreto:

a)	Anexo 23.2. Ramo 01: Cámara de Senadores;

b)	Anexo 23.3. Ramo 01: Cámara de Diputados;

c)	Anexo 23.4. Ramo 01: Auditoría Superior de la Federación;

d)	Anexo 23.5. Ramo 03: Suprema Corte de Justicia de la Nación;

e)	Anexo 23.6. Ramo 03: Consejo de la Judicatura Federal;

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f)	Anexo 23.7. Ramo 03: Tribunal Electoral del Poder Judicial de la Federación;

g)	Anexo 23.8. Ramo 22: Instituto Nacional Electoral;

h)	Anexo 23.9. Ramo 35: Comisión Nacional de los Derechos Humanos;

i)	Anexo 23.10. Ramo 41: Comisión Federal de Competencia Económica;

j)	Anexo 23.11. Ramo 43: Instituto Federal de Telecomunicaciones;

k)	Anexo 23.12. Ramo 44: Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales;

l)	Anexo 23.13. Ramo 49: Fiscalía General de la República;

m)	Anexo 23.14. Ramo 40: Instituto Nacional de Estadística y Geografía, y

n)	Anexo 23.15. Ramo 32: Tribunal Federal de Justicia Administrativa, y

IV. El desglose de las percepciones por ejecutor de gasto, se presenta en el Tomo IX de este Presupuesto de Egresos.

Las Dependencias y Entidades podrán modificar las percepciones ordinarias de los puestos conforme a las disposiciones aplicables, sujetándose a los límites máximos establecidos en el Anexo 23.1. del presente Decreto, previa autorización y registro presupuestario en los términos de las disposiciones aplicables. Asimismo, podrán efectuarse ajustes en la composición de las percepciones ordinarias por concepto de sueldos y salarios, siempre y cuando no se incremente el monto mensual previsto en dicho Anexo para el puesto correspondiente, y no se aumente su presupuesto regularizable de servicios personales.

Las Entidades que cuenten con planes de compensación acordes con el cumplimiento de las expectativas de aumento en el valor agregado, podrán determinar las percepciones aplicables, sin generar costos adicionales y siempre que dichos planes sean autorizados por la Secretaría en lo que se refiere a que el presupuesto total de la Entidad no se incremente y no se afecten negativamente los objetivos y metas de sus programas, y por lo que se refiere a la Función Pública en cuanto a la congruencia del plan de compensación con la política de planeación y administración de personal de la Administración Pública Federal.

Ningún servidor público podrá recibir emolumentos extraordinarios, sueldos, compensaciones o gratificaciones por participar en consejos, órganos de gobierno o equivalentes en las Dependencias y Entidades o comités técnicos de fideicomisos públicos o análogos a éstos.

Los ejecutores de gasto público federal publicarán en sus respectivas páginas de Internet, de manera permanente, y reportarán en la Cuenta Pública, los tabuladores y las remuneraciones que se cubren a los servidores públicos a su cargo y, en los casos correspondientes, al personal militar; personal de enlace; así como personal operativo de base y confianza, y categorías, especificando los elementos fijos y variables, tanto en efectivo como en especie. Las Dependencias y Entidades deberán reportar a la Secretaría, a través del sistema que para tales efectos ésta determine, la información relativa a las plazas ocupadas de su plantilla autorizada, para efectos del control presupuestario de los servicios personales, en términos de las disposiciones específicas que emita la Secretaría.

Los Poderes Legislativo y Judicial, las Dependencias y Entidades, así como los entes autónomos, deberán abstenerse de cubrir cualquier tipo de estímulo, pago o compensación especial a los servidores públicos a su servicio, con motivo del término de su encargo, o bien por el término de la administración correspondiente.

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Artículo 14. Los servidores públicos de mando y personal de enlace de las Dependencias y Entidades solo podrán percibir las prestaciones establecidas en el manual a que se refieren los artículos 66 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 24 de la Ley Federal de Remuneraciones de los Servidores Públicos. Asimismo, las Dependencias y Entidades no podrán destinar recursos para cubrir prestaciones en adición a aquéllos previstos en el gasto de servicios personales aprobado en este Presupuesto de Egresos.

En los procesos de revisión de las condiciones generales de trabajo y de los contratos colectivos de trabajo que realicen las Dependencias y Entidades se deberán sujetar a su presupuesto autorizado.

Los titulares de las Entidades informarán a la Cámara de Diputados, así como a la Secretaría y a la Función Pública, sobre los resultados obtenidos en los procesos de revisión de las condiciones generales de trabajo, de los contratos colectivos de trabajo y de las revisiones de salario que, en su caso, realicen en el presente ejercicio fiscal. Dichos informes, incluyendo el reporte sobre el cumplimiento de lo dispuesto en el artículo 65, fracción XII, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, serán presentados, a más tardar a los 10 días hábiles posteriores a la conclusión de dichas negociaciones.

Las Dependencias y Entidades enviarán informes a la Secretaría con el detalle de todas las prestaciones y percepciones extraordinarias que perciben los servidores públicos a su cargo, así como el gasto total destinado al pago de las mismas en el periodo correspondiente, a fin de que se incluyan en los Informes Trimestrales.

Artículo 15. Las Dependencias y Entidades observarán las siguientes disposiciones en materia de servicios personales:

I. Solicitarán autorización presupuestaria de la Secretaría, respecto de sus tabuladores, para dar cumplimiento a lo dispuesto en la Base V del artículo 127 de la Constitución Política de los Estados Unidos Mexicanos;

II. El pago de remuneraciones por ocupación de plazas, cuando procedan, solo podrá comprender hasta un periodo de 45 días naturales anteriores a la fecha de autorización, siempre y cuando se acredite fehacientemente la asistencia y desempeño del servicio durante dicho periodo en la plaza respectiva;

III. Podrán traspasarse las plazas necesarias de las Dependencias y Entidades, que con motivo de una reestructura en la Administración Pública Federal, derivada de una reforma legal o a ordenamientos de carácter administrativo, asuman funciones de aquéllas que se transformen, compacten, eliminen o sean creadas, para lo cual se deberá contar con la autorización presupuestaria de la Secretaría, conforme al mecanismo presupuestario que establezca para dichos fines;

IV. Las Dependencias y Entidades deberán realizar las gestiones necesarias ante la Secretaría para que los recursos que correspondan del gasto de operación previstos en sus presupuestos autorizados se traspasen al capítulo de servicios personales, para cubrir las remuneraciones del personal que sea contratado con cargo a este capítulo de gasto, en cumplimiento a lo establecido en el “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Federal del Trabajo; de la Ley del Seguro Social; de la Ley del Instituto del Fondo Nacional de la Vivienda para los Trabajadores; del Código Fiscal de la Federación; de la Ley del Impuesto sobre la Renta; de la Ley del Impuesto al Valor Agregado; de la Ley Federal de los Trabajadores al Servicio del Estado, Reglamentaria del Apartado B) del Artículo 123 Constitucional; de la Ley Reglamentaria de la Fracción XIII Bis del Apartado B, del Artículo 123 de la Constitución Política de los Estados Unidos Mexicanos, en materia de Subcontratación Laboral”, publicado en el Diario Oficial de la Federación el 23 de abril de 2021, así como su Decreto de reforma publicado en el mismo órgano de difusión oficial el 31 de julio de 2021, y

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V. En los Anexos Informativos previstos en el artículo 41, fracción III, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria se presenta la información correspondiente a las jubilaciones, pensiones, compensaciones, haberes y demás prestaciones por retiro, a que se refiere el artículo 27 de la Ley Federal de Remuneraciones de los Servidores Públicos.

Artículo 16. La Secretaría, en el ámbito de su competencia, podrá establecer un mecanismo para cubrir una compensación económica a los servidores públicos por la terminación de la relación laboral como consecuencia de reestructuras o reorganización en la Administración Pública Federal; la desincorporación de Entidades; la cancelación de plazas, o la eliminación de unidades administrativas de las Dependencias o Entidades, en los términos de las disposiciones específicas que, al efecto, emita la propia Secretaría.

Dichas disposiciones específicas establecerán, entre otros aspectos, los montos de la compensación económica, los cuales se podrán cubrir con recursos del Ramo General 23 Provisiones Salariales y Económicas o conforme al mecanismo presupuestario y de pago que se determine; los tipos de personal que podrán acogerse al mismo, considerando no afectar la prestación de servicios públicos; así como el procedimiento que deberán seguir las Dependencias y Entidades correspondientes para su aplicación.

Artículo 17. En aquellos puestos de personal militar y, en su caso, en los que se establezcan en las disposiciones específicas que emita la Secretaría y la Función Pública, respecto de las Dependencias cuyo desempeño ponga en riesgo la seguridad o la salud del servidor público de mando, podrá otorgarse la potenciación del seguro de vida institucional, y la prima personal de riesgo a que se refiere el artículo 6, Apartado B, fracción V, de la Ley Federal de Remuneraciones de los Servidores Públicos, hasta por el 30 por ciento sobre la percepción ordinaria bruta mensual, por concepto de sueldos y salarios.

La Función Pública evaluará la gravedad del riesgo y determinará el porcentaje de la prima personal en función del riesgo y, en su caso, autorizará el pago, previo dictamen favorable de la Secretaría en el ámbito presupuestario.

Artículo 18. En términos del artículo 6, Apartado B, fracción II, de la Ley Federal de Remuneraciones de los Servidores Públicos y conforme a las disposiciones aplicables, se podrá otorgar al personal en activo de carrera y asignado a la Guardia Nacional, un apoyo económico mensual bruto por concepto de pago del arrendamiento de vivienda de uso habitacional cuando, en el desarrollo del trabajo que realizan para el cumplimiento de funciones oficiales reglamentadas y autorizadas, deba permanecer temporalmente en un área geográfica distinta de la que es originario o resida habitualmente, o bien, que sea objeto de cambio de adscripción o comisión, y que tenga la necesidad de arrendar una vivienda en el lugar donde fue asignado o donde se encuentre desplegado por necesidades y desarrollo de actos del servicio.

Artículo 19. Petróleos Mexicanos y la Comisión Federal de Electricidad deberán remitir a la Secretaría los tabuladores y la estructura ocupacional autorizados en términos de las disposiciones jurídicas aplicables y conforme a su presupuesto de servicios personales aprobado.

Artículo 20. Las instituciones de banca de desarrollo deberán remitir a la Secretaría para el registro correspondiente los tabuladores y la estructura ocupacional autorizados en términos de las disposiciones jurídicas aplicables.

Artículo 21. Los Poderes Legislativo y Judicial y los entes autónomos deberán publicar en el Diario Oficial de la Federación, a más tardar el último día hábil del mes de febrero, el manual que regule las remuneraciones para los servidores públicos a su servicio, incluyendo a los Diputados y Senadores del Congreso de la Unión; Ministros de la Suprema Corte de Justicia de la Nación; Magistrados y Jueces del Poder Judicial y Consejeros de la Judicatura Federal; Presidentes y miembros de los órganos de gobierno de los entes autónomos; así como a los demás servidores públicos; en el que se proporcione la información completa y detallada relativa a las remuneraciones que se cubran para cada uno de los niveles jerárquicos que los conforman.

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Adicionalmente, deberán publicar en el Diario Oficial de la Federación, en la fecha antes señalada, la estructura ocupacional que contenga la integración de los recursos aprobados en el capítulo de servicios personales, con la desagregación de su plantilla total, incluidas las plazas a que se refiere el párrafo anterior, junto con las del personal operativo, eventual y el contratado bajo el régimen de honorarios, en el que se identifiquen todos los conceptos de pago y aportaciones de seguridad social que se otorguen con base en disposiciones emitidas por sus órganos competentes, así como la totalidad de las plazas vacantes con que cuenten a dicha fecha.

En tanto no se publiquen en el Diario Oficial de la Federación las disposiciones y la estructura ocupacional a que se refieren los párrafos anteriores de este artículo, no procederá el pago de estímulos, incentivos, reconocimientos o gastos equivalentes a los mismos.

CAPÍTULO IV

De la Igualdad entre Mujeres y Hombres

Artículo 22. En cumplimiento a la Ley General para la Igualdad entre Mujeres y Hombres, y a la Ley General de Acceso de las Mujeres a una Vida Libre de Violencia, el Ejecutivo Federal impulsará, de manera transversal, la igualdad sustantiva entre mujeres y hombres a través de la incorporación de la perspectiva de género en el diseño, elaboración, aplicación, seguimiento y evaluación de resultados de los programas de la Administración Pública Federal. Para tal efecto, las Dependencias y Entidades deberán considerar lo siguiente:

I. Incorporar los principios de igualdad entre mujeres y hombres y reflejarla en el instrumento de seguimiento del desempeño de los programas bajo su responsabilidad;

II. Identificar y registrar la población objetivo y la atendida por dichos programas, diferenciada por sexo, grupo de edad, discapacidad, en su caso, región del país, entidad federativa, municipio o demarcación territorial de la Ciudad de México, y población indígena en los sistemas que disponga la Secretaría y en los padrones de beneficiarios que correspondan;

III. Fomentar la igualdad entre mujeres y hombres en el diseño y la ejecución de programas en los que, aun cuando no estén dirigidos a mitigar o solventar desigualdades de género, se puedan identificar de forma diferenciada los beneficios específicos para mujeres y hombres;

IV. Establecer o consolidar en los programas bajo su responsabilidad, las metodologías de evaluación y seguimiento que generen información relacionada con indicadores para resultados con perspectiva de género, y

V. Incorporar la perspectiva de género en las evaluaciones de los programas, con los criterios que emitan el Instituto Nacional de las Mujeres, la Secretaría y el Consejo Nacional de Evaluación de la Política de Desarrollo Social.

Las acciones contenidas en las fracciones anteriores serán obligatorias en lo relativo a los programas y acciones incorporadas en el Anexo 13 del presente Decreto y para los demás programas federales que correspondan.

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Las Dependencias y Entidades que tengan a su cargo programas dirigidos a mujeres y atribuciones para lograr la igualdad de género entre mujeres y hombres, así como las entidades federativas y municipios que reciban recursos etiquetados incluidos en el Anexo 13 de este Decreto, deberán suscribir los convenios respectivos durante el primer trimestre, así como informar sobre los resultados de los mismos, los publicarán y difundirán para darlos a conocer a la población e informarle, en las lenguas nacionales reconocidas por la Ley General de Derechos Lingüísticos de los Pueblos Indígenas, y existentes en la entidad federativa, sobre los beneficios y requisitos para acceder a ellos, en los términos de la normativa aplicable.

Para el seguimiento de los recursos destinados a la igualdad de género entre mujeres y hombres, todo programa federal que contenga padrones de beneficiarios, además de reflejar dicho enfoque en su instrumento de seguimiento del desempeño, generará información de manera desagregada, al menos por sexo y entidad federativa, debiendo observar las disposiciones aplicables en materia de protección de datos personales.

Las Dependencias y Entidades con presupuesto asignado dentro del Anexo 13, que realicen estudios y generen bases de datos o levantamientos de encuestas, deberán hacer públicos sus resultados en sus páginas de Internet con el propósito de poder realizar evaluaciones y análisis posteriores. Las Dependencias y Entidades responsables de la coordinación de los programas contenidos en el Anexo 13 del presente Decreto informarán trimestralmente a través del sistema de información desarrollado por la Secretaría, y en el Sistema de Evaluación de Desempeño en los términos y plazos establecidos en las disposiciones respectivas, sobre los aspectos presupuestarios de los programas y los resultados alcanzados en la materia a la que se refiere el presente Capítulo, medidos a través de los indicadores y sus metas contenidos en el instrumento de seguimiento respectivo. Asimismo, se detallarán los aspectos por cada programa presupuestario, contenido en el Anexo mencionado, la población objetivo y atendida, los indicadores utilizados, la programación y el avance en el ejercicio de los recursos.

La Secretaría presentará en los Informes Trimestrales los avances financieros y programáticos que le envíe el Instituto Nacional de las Mujeres con base en la información que a éste le proporcionen las Dependencias y Entidades responsables de los programas a través del sistema indicado en el párrafo anterior.

El Instituto Nacional de las Mujeres remitirá el informe mencionado anteriormente a la Cámara de Diputados, a más tardar a los 30 días naturales de concluido el trimestre que corresponda. Asimismo, deberá poner dicho informe a disposición del público en general a través de su página de Internet, en la misma fecha en que se publiquen los Informes Trimestrales.

La información que se publique trimestralmente servirá para las evaluaciones que se realicen en el marco de las disposiciones aplicables.

Los ejecutores del gasto público federal promoverán programas y acciones para cumplir con el Programa y las acciones derivadas del Sistema Nacional de Prevención, Atención, Sanción y Erradicación de la Violencia contra las Mujeres y del Sistema Nacional para la Igualdad entre Mujeres y Hombres, en los términos de la Ley General de Acceso de las Mujeres a una Vida Libre de Violencia y de la Ley General para la Igualdad entre Mujeres y Hombres, respectivamente.

Los resultados de los montos autorizados en los programas y actividades contenidas en el Anexo 13 de este Decreto se detallarán en un anexo específico dentro de la Cuenta Pública del ejercicio fiscal 2023.

La Comisión Nacional de Mejora Regulatoria en conjunción con el Instituto Nacional de las Mujeres revisará las reglas de operación de los programas del Anexo 13 a fin de garantizar el cumplimiento de los objetivos de la Política Nacional para la Igualdad entre Mujeres y Hombres, en los términos de las disposiciones aplicables.

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Las menciones realizadas en el presente Decreto con respecto a beneficiarios, así como a titulares y servidores públicos de los ejecutores de gasto, se entenderán referidas a las mujeres y los hombres que integren el grupo de personas correspondiente.

CAPÍTULO V

De la inclusión de las personas con discapacidad

Artículo 23. Las Dependencias y Entidades, en coordinación con la Secretaría de Bienestar, revisarán sus respectivos programas, con el objeto de incluir en aquellos que corresponda, acciones que promuevan la inclusión de las personas con discapacidad.

A más tardar el último día hábil de octubre, las Dependencias y Entidades entregarán un reporte a la Secretaría de Bienestar, en relación con las acciones señaladas en este artículo.

El reporte al que se refiere el párrafo anterior, deberá ser enviado a las Cámaras del Congreso de la Unión para su turno a las Comisiones competentes.

CAPÍTULO VI

Del desarrollo integral de los pueblos y comunidades indígenas

Artículo 24. El ejercicio de las erogaciones para el desarrollo integral de los pueblos y comunidades indígenas a que se refiere el Anexo 10 del presente Decreto, se dirigirá al cumplimiento de las obligaciones que señala el artículo 2o., Apartado B, fracciones I a IX, de la Constitución Política de los Estados Unidos Mexicanos.

Para tal efecto, de conformidad con los artículos 42, fracción VII, y 77 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, las Dependencias y Entidades, al ejecutar dichas erogaciones y emitir reglas de operación, se ajustarán a lo siguiente:

I. Las disposiciones para la operación de los programas que la Administración Pública Federal desarrolle en la materia considerarán la participación que, en su caso, tenga el Instituto Nacional de los Pueblos Indígenas, contando con la intervención que corresponda al Consejo Nacional de Pueblos Indígenas, y la Comisión para el Diálogo con los Pueblos Indígenas de México, para facilitar el acceso de los pueblos y comunidades indígenas a sus beneficios;

II. En la ejecución de los programas se considerará la participación de los pueblos y comunidades indígenas, con base en su cultura y formas de organización tradicionales;

III. El Ejecutivo Federal, por sí o a través de sus Dependencias y Entidades, podrá celebrar convenios de coordinación con los gobiernos de las entidades federativas, así como formalizar convenios de concertación de acciones con las comunidades indígenas, para proveer la mejor observancia de las previsiones del presente artículo. Cuando corresponda, los recursos a los que se refiere este artículo podrán ser transferidos directamente a los pueblos, municipios y comunidades indígenas, de conformidad con los convenios que para tal efecto se celebren en términos de las disposiciones aplicables.

La entidad federativa correspondiente participará en el ámbito de sus atribuciones en los convenios antes señalados, exclusivamente para que los recursos que se transfieran conforme a lo establecido en el presente párrafo, sean registrados por la entidad federativa en su Cuenta Pública;

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IV. Las reglas de operación de los programas operados por las Dependencias y Entidades que atiendan a la población indígena, deberán contener disposiciones que faciliten su acceso a los programas y procurarán reducir los trámites y requisitos existentes; las Comisiones de Presupuesto y Cuenta Pública y de Pueblos Indígenas y Afromexicanos de la Cámara de Diputados podrán integrar un grupo de trabajo encargado de analizar y darle seguimiento al ejercicio del presupuesto comprendido en el Anexo 10 Erogaciones para el Desarrollo Integral de los Pueblos y Comunidades Indígenas del presente Decreto;

V. Se dará preferencia en los programas de infraestructura a la conclusión de obras iniciadas en ejercicios anteriores, así como a las obras de mantenimiento y reconstrucción;

VI. Se buscará la inclusión financiera de las comunidades indígenas mediante programas de la banca de desarrollo y, en su caso, Financiera Nacional de Desarrollo Agropecuario, Rural, Forestal y Pesquero, y

VII. El Instituto Nacional de los Pueblos Indígenas podrá emitir opinión sobre los Programas previstos en el Anexo 10 Erogaciones para el Desarrollo Integral de los Pueblos y Comunidades Indígenas, para que la ejecución de los recursos sea debidamente focalizada, cuente con perspectiva de género, derechos indígenas y con pertinencia cultural.

Las disposiciones contenidas en el presente Presupuesto de Egresos referidas a los pueblos y comunidades indígenas serán aplicables, en lo conducente, para los pueblos y comunidades afromexicanas, de conformidad con lo establecido en el artículo 2o., Apartado C, de la Constitución Política de los Estados Unidos Mexicanos, y demás disposiciones aplicables.

CAPÍTULO VII

De la inversión pública

Artículo 25. En el presente ejercicio fiscal se podrán comprometer nuevos proyectos de infraestructura productiva de largo plazo de inversión directa y de inversión condicionada, a que se refieren los artículos 32 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 18 de la Ley Federal de Deuda Pública, por la cantidad señalada en el Anexo 6.A, de este Decreto, correspondientes a la Comisión Federal de Electricidad.

El monto autorizado a los proyectos de infraestructura productiva de largo plazo de inversión directa y condicionada, aprobados en ejercicios fiscales anteriores, asciende a la cantidad señalada en el Anexo 6.B, de este Decreto. Las variaciones en los compromisos de cada uno de dichos proyectos se detallan en el Tomo VII de este Presupuesto de Egresos.

La suma de los montos autorizados de proyectos aprobados en ejercicios fiscales anteriores y los montos para nuevos proyectos se presentan en el Anexo 6.C, de este Decreto.

Los compromisos correspondientes a proyectos de infraestructura productiva de largo plazo de inversión directa autorizados en ejercicios fiscales anteriores, se detallan en el Anexo 6.D, de este Decreto y comprenden exclusivamente los costos asociados a la adquisición de los activos, excluyendo los relativos al financiamiento en el periodo de operación de dichos proyectos.

Por lo que se refiere a los proyectos de infraestructura productiva de largo plazo de inversión condicionada, en caso de que conforme a lo dispuesto en el artículo 32 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en el presente ejercicio fiscal surja la obligación de adquirir los bienes en los términos del contrato respectivo, el monto máximo de compromiso de inversión será aquél establecido en el Anexo 6.E, de este Decreto.

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Las previsiones necesarias para cubrir las obligaciones de inversión física por concepto de amortizaciones y costo financiero de los proyectos de infraestructura productiva de largo plazo de inversión directa, que tienen efectos en el gasto del presente ejercicio en los términos de las disposiciones aplicables, se incluyen en el Anexo 6.F, de este Decreto. Dichas previsiones se especifican a nivel de flujo en el Tomo VII de este Presupuesto de Egresos y reflejan los montos presupuestarios autorizados, así como un desglose por proyecto.

Los montos de cada uno de los proyectos a que se refiere este artículo se detallan en el Tomo VII de este Presupuesto de Egresos.

En el último Informe Trimestral del ejercicio, adicionalmente se deberá incluir la información sobre los ingresos generados por cada uno de los proyectos de infraestructura productiva de largo plazo en operación; los proyectos que están en construcción, su monto ejercido y comprometido; el monto pendiente de pago de los proyectos concluidos, y la fecha de entrega y de entrada en operación de los proyectos. Esta información se deberá publicar en la página de Internet de la Comisión Federal de Electricidad.

Artículo 26. En el presente ejercicio fiscal no se comprometerán nuevos proyectos de inversión en infraestructura a los que se refiere el artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos, tal como se observa en el Anexo 4 de este Decreto.

CAPÍTULO VIII

De la evaluación del desempeño

Artículo 27. La evaluación de los programas presupuestarios a cargo de las Dependencias y Entidades, se sujetará a lo establecido en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, a los lineamientos emitidos por la Secretaría y el Consejo Nacional de Evaluación de la Política de Desarrollo Social, y a las demás disposiciones aplicables, y se llevará a cabo en los términos del Programa Anual de Evaluación, que emitan, de manera conjunta, dichas instituciones.

Las Dependencias y Entidades responsables de los programas, deberán observar lo siguiente:

I. Todos los programas presupuestarios deberán contar con un instrumento de seguimiento del desempeño actualizado, priorizando la inclusión de indicadores estratégicos.

Los referidos instrumentos consistirán en una Matriz de Indicadores para Resultados, o bien, en el caso de los programas que por virtud de su naturaleza o diseño no sean susceptibles de contar con dicha Matriz, la Secretaría o, en su caso, el Consejo Nacional de Evaluación de la Política de Desarrollo Social, podrán determinar que cuenten con Fichas de Indicadores del Desempeño, en las cuales estarán contenidos los objetivos, indicadores y metas de los mismos.

Para la actualización de los instrumentos de seguimiento del desempeño, se deberá considerar, al menos lo siguiente:

a)	Los avances y resultados obtenidos del seguimiento que se haga respecto del cumplimiento de las metas de los programas presupuestarios;

b)	Las evaluaciones y otros ejercicios de análisis realizados conforme al Programa Anual de Evaluación;

c)	Las disposiciones emitidas en las reglas o lineamientos de operación de los programas presupuestarios, según sea el caso;

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d)	Los criterios y recomendaciones que, en su caso, emitan la Secretaría y el Consejo Nacional de Evaluación de la Política de Desarrollo Social, en los términos de las disposiciones aplicables, y

e)	Los elementos contenidos en el diagnóstico a que refiere el numeral Vigésimo Primero de los Lineamientos generales para la evaluación de los Programas Federales de la Administración Pública Federal.

Los instrumentos de seguimiento del desempeño deberán considerar, en el caso de los programas presupuestarios que así lo requieran y sea factible, los enfoques transversales con perspectiva de género, juventud, discapacidad y etnicidad.

Las Dependencias y Entidades deberán hacer públicos sus instrumentos de seguimiento al desempeño en su página de Internet.

La Secretaría reportará en los Informes Trimestrales el avance en las metas de los indicadores registrados en los instrumentos de seguimiento del desempeño de los programas presupuestarios que conforman el gasto programable previsto en los ramos administrativos y generales y en las Entidades sujetas a control presupuestario directo, considerando la periodicidad de medición de dichos indicadores;

II. El seguimiento a los avances en las metas de los indicadores se reportará en los sistemas que disponga la Secretaría, y se utilizará en las evaluaciones que se realicen;

III. La evaluación se realizará de acuerdo con lo establecido en el Programa Anual de Evaluación y presentará los resultados de las evaluaciones de acuerdo con los plazos previstos en dicho programa, a la Cámara de Diputados, a la Auditoría, a la Secretaría y al Consejo Nacional de Evaluación de la Política de Desarrollo Social, de conformidad con las disposiciones aplicables.

Las Dependencias y Entidades deberán entregar los resultados de las evaluaciones de tipo complementarias a las que haga referencia el Programa Anual de Evaluación y los Lineamientos generales para la evaluación de los Programas Federales de la Administración Pública Federal, a más tardar 30 días posteriores a su realización, a la Cámara de Diputados, a la Auditoría, a la Secretaría y al Consejo Nacional de Evaluación de la Política de Desarrollo Social, de conformidad con las disposiciones aplicables.

Las Dependencias y Entidades deberán continuar y, en su caso, concluir con lo establecido en los programas anuales de evaluación de años anteriores, así como ejecutar lo relacionado con las evaluaciones para 2023;

IV. Elaborar un programa de trabajo para dar seguimiento a los principales hallazgos y resultados de las evaluaciones conforme al Mecanismo para el seguimiento de aspectos susceptibles de mejora vigente, definido por la Secretaría y el Consejo Nacional de Evaluación de la Política de Desarrollo Social.

Los compromisos se formalizarán mediante instrumentos específicos, se reportarán los avances y resultados que se alcancen mediante el Sistema de Evaluación del Desempeño y se publicarán en los términos de las disposiciones aplicables.

La información que se haya obtenido del seguimiento a los compromisos de mejora y de las evaluaciones, correspondiente al ejercicio fiscal 2022 y, en su caso, a ejercicios fiscales anteriores, se tomará en cuenta como parte de un proceso gradual y progresivo, durante 2023 y para los procesos presupuestarios subsecuentes;

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V. Efectuar las evaluaciones de los programas presupuestarios en los siguientes términos:

a)	Por sí mismas, o

b)

A través de personas físicas y morales especializadas y con experiencia probada en la materia que corresponda evaluar, instituciones académicas y de investigación, u organismos especializados, de carácter nacional o internacional, que cuenten con reconocimiento y experiencia en las respectivas materias de los programas.

La ejecución de la evaluación, así como la supervisión de la misma, se deberá realizar por una unidad administrativa ajena a la operación del programa a evaluar y al ejercicio de los recursos presupuestarios, en los términos de las disposiciones aplicables.

En el supuesto a que se refiere el inciso b) de la presente fracción, las Dependencias y Entidades, además de realizar la contratación correspondiente a través de una unidad administrativa ajena a la operación del programa a evaluar y al ejercicio de los recursos presupuestarios, deberán cubrir el costo de las evaluaciones con cargo a su presupuesto y conforme al mecanismo de pago que se determine. Asimismo, podrán realizar contrataciones para que las evaluaciones a que se refiere este párrafo abarquen varios ejercicios fiscales, en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

El total de las erogaciones que, en su caso, se efectúen para realizar las diferentes etapas de las evaluaciones se deberá registrar de manera específica para su plena transparencia y rendición de cuentas;

VI. Publicar y dar transparencia a las evaluaciones, en los términos de las disposiciones aplicables.

Las Dependencias y Entidades deberán reportar el avance en el cumplimiento de las metas de los programas, los resultados de las evaluaciones y el grado de cumplimiento de los aspectos que sean susceptibles de mejora derivados de las mismas, en los Informes Trimestrales que corresponda, de conformidad con las disposiciones de la Secretaría y del Consejo Nacional de Evaluación de la Política de Desarrollo Social.

Dicha información será publicada en las respectivas páginas de Internet de las Dependencias y Entidades.

Por su parte, la Secretaría integrará la información relativa al avance de cumplimiento de metas de los indicadores, a los resultados de las evaluaciones y al seguimiento a los aspectos que sean susceptibles de mejora. Asimismo, las Dependencias y Entidades publicarán dicha información en su página de Internet y la integrarán a los informes correspondientes en términos de las disposiciones aplicables.

La Secretaría deberá publicar trimestralmente en su página de Internet los avances en el cumplimiento de los aspectos que sean susceptibles de mejora que se deriven de las evaluaciones contempladas en los programas anuales de evaluación.

Para tal efecto, el Consejo Nacional para la Evaluación de la Política de Desarrollo Social remitirá a la Secretaría la información derivada de las evaluaciones que haya coordinado, dentro de los 10 días hábiles siguientes al término del trimestre que se informa, en la forma que para tal efecto determine la Secretaría.

La Secretaría y el Consejo Nacional de Evaluación de la Política de Desarrollo Social, establecerán los modelos de términos de referencia y demás elementos particulares que se requieran para las evaluaciones y coordinarán el proceso correspondiente, de conformidad con las disposiciones aplicables y sus competencias respectivas;

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VII. La Cámara de Diputados, a través de las comisiones, la Auditoría y los centros de estudios correspondientes que lo soliciten, en los términos previstos en las disposiciones aplicables, tendrán acceso a la información relativa a los instrumentos de seguimiento del desempeño de los programas, al seguimiento del avance de cumplimiento de las metas de los indicadores de los programas, y a las evaluaciones realizadas, misma que será pública y estará disponible en las respectivas páginas de Internet de las Dependencias o Entidades correspondientes.

La Secretaría definirá los criterios específicos a seguir al respecto y proporcionará capacitación y asistencia técnica para que las instancias de la Cámara de Diputados que lo soliciten puedan llevar a cabo directamente las consultas y la generación de los reportes que requieran, con base en la información disponible en el sistema correspondiente;

VIII. La Secretaría podrá apoyar a las entidades federativas y, por conducto de éstas, a los municipios y demarcaciones territoriales de la Ciudad de México, en materia de planeación, programación, presupuesto, contabilidad y sistemas, así como para instrumentar la evaluación del desempeño, de conformidad con los artículos 134 de la Constitución Política de los Estados Unidos Mexicanos, 85 y 110 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, 49 de la Ley de Coordinación Fiscal y 80 de la Ley General de Contabilidad Gubernamental;

IX. Implantar mecanismos para innovar y modernizar el funcionamiento organizacional y el proceso de presupuesto y gasto público, con el objeto de que la información obtenida del seguimiento del cumplimiento de las metas de los indicadores de los programas, de las evaluaciones realizadas a los programas, y del seguimiento a los resultados de éstas, se utilice gradualmente en las decisiones presupuestarias y en la gestión de los programas. Lo anterior será coordinado por la Secretaría;

X. Capacitar y coadyuvar a la especialización de los servidores públicos involucrados en las funciones de planeación, evaluación, coordinación de las políticas y programas, así como de programación y presupuesto, para impulsar una mayor calidad del gasto público con base en el presupuesto basado en resultados y la evaluación del desempeño;

XI. Publicar en las páginas de Internet de cada Dependencia o Entidad, para dar transparencia, todas las evaluaciones, estudios y encuestas, que con cargo a recursos fiscales hagan las Dependencias y Entidades, aun cuando no sean parte del Programa Anual de Evaluación, y

XII. Las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México, a más tardar a los 20 días naturales posteriores al término del segundo trimestre de 2023, deberán enviar, en los términos que establezca la Secretaría y mediante el sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, informes definitivos sobre el ejercicio, destino, resultados y, en su caso, reintegros, de los recursos federales que les fueron transferidos durante 2022. Lo anterior, sin perjuicio de la información que deben reportar al finalizar cada trimestre de 2023.

La Secretaría deberá incluir en el segundo Informe Trimestral la información definitiva anual a que hace referencia el párrafo anterior.

Las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México serán responsables de la información de su competencia que se entregue a la Secretaría, incluyendo su veracidad y calidad.

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TÍTULO CUARTO

DE LA OPERACIÓN DE LOS PROGRAMAS

CAPÍTULO I

Disposiciones Generales

Artículo 28. Los programas que deberán sujetarse a reglas de operación son aquéllos señalados en el Anexo 25 de este Decreto. El Ejecutivo Federal por conducto de la Secretaría, podrá incluir otros programas que, por razones de su impacto social, deban sujetarse a reglas de operación. Para tal efecto, se deberá observar lo siguiente:

I. Las reglas de operación de los programas federales deberán sujetarse a los siguientes criterios generales:

a)	Deberán ser simples, precisas y de fácil acceso para los beneficiarios;

b)

Se procurará que la ejecución de las acciones correspondientes a los programas federales que por su naturaleza así lo permitan, sea desarrollada por los órdenes de gobierno más cercanos a la población, debiendo reducir al mínimo indispensable los gastos administrativos y de operación del programa respectivo; los gobiernos municipales deberán llevar un registro de beneficiarios y realizar el seguimiento para verificar la efectividad y coadyuvar en la evaluación de las acciones;

c)	Se deberán tomar en cuenta las características de las diferentes regiones socioeconómicas del país;

d)	Se deberán considerar las características sociales, económicas y culturales de la población objetivo;

e)	Preverán que las aportaciones acordadas se realicen oportunamente y sean ejercidas de inmediato;

f)	Se promoverá una calendarización eficiente para el ejercicio de los recursos federales respectivos;

g)	Se asegurará la transparencia en la distribución, aplicación y comprobación de recursos;

h)

Se promoverán los principios de igualdad, no discriminación, interés superior de la niñez, integridad, integración familiar, igualdad de género, inclusión social de las personas con discapacidad, libre determinación de las comunidades indígenas, protección al medio ambiente, protección a la vida, salud e integridad de las personas, incluyendo el fomento a las condiciones necesarias para que la libertad e igualdad de las personas sean reales y efectivas, según corresponda;

i)	Darán prioridad en la asignación presupuestaria a las acciones para la atención de niñas, niños y adolescentes, personas con discapacidad permanente y a los pueblos indígenas;

j)	Se promoverán mecanismos para facilitar a los mexicanos repatriados, el acceso a los beneficios de los programas y garantizar su atención y protección de manera prioritaria;

k)

Deberán promover la eliminación de aquellos obstáculos que limiten el ejercicio de los derechos e impidan el pleno desarrollo de las personas, así como su efectiva participación en la vida política, económica, cultural y social del país y promoverán la participación de las autoridades de los demás órdenes de Gobierno y de los particulares en la eliminación de dichos obstáculos;

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l)	En ningún caso se podrá etiquetar o predeterminar de manera específica recursos a determinadas personas físicas o morales u otorgarles preferencias o ventajas sobre el resto de la población objetivo;

m)	Se promoverá la transparencia y acceso a la información pública, así como la eficiencia y eficacia de los recursos públicos, y

n)	Se promoverá el establecimiento de una estructura informática que permita homologar la información proveniente de los datos de los beneficiarios de los Programas, y

II. Las Dependencias y Entidades que tengan a su cargo dichos programas deberán observar las siguientes disposiciones para fomentar la transparencia de los mismos:

a)

La papelería y documentación oficial para los programas deberán incluir la siguiente leyenda: “Este programa es público, ajeno a cualquier partido político. Queda prohibido el uso para fines distintos a los establecidos en el programa”.

Todo el gasto en comunicación social relacionado con la publicidad que se adquiera para estos programas, por parte de las Dependencias y Entidades, así como aquél relacionado con los recursos presupuestarios federales que se transfieran a las entidades federativas, municipios y las demarcaciones territoriales de la Ciudad de México, que se aplique a través de anuncios en medios electrónicos, impresos, complementarios o de cualquier otra índole, deberá señalar que se realiza con los recursos federales aprobados en este Presupuesto de Egresos y restringirse a lo establecido en el artículo 10 de este Decreto;

b)

Publicar en sus respectivas páginas de Internet el padrón de beneficiarios para los programas sujetos a reglas de operación, que deberá incluir nombre o razón social del beneficiario, municipio, entidad federativa y monto del apoyo otorgado o bien entregado;

c)

Poner a disposición del público en general un medio de contacto directo, en el cual se proporcione asesoría sobre el llenado de los formatos y sobre el cumplimiento de los requisitos y trámite que deben observarse para obtener los recursos o los beneficios de los programas, y

d)

Las reglas de operación, los formatos, las solicitudes y demás requisitos que se establezcan para obtener los recursos o los beneficios de los programas; los indicadores de desempeño de los programas, y los medios de contacto de las unidades responsables de los mismos deberán estar disponibles en las páginas de Internet de las Dependencias y Entidades.

La Secretaría publicará en el portal electrónico de transparencia en materia presupuestaria la información que permita identificar las características de cada programa federal con base en sus reglas de operación. Para efecto de lo anterior, las Dependencias y Entidades remitirán a la Secretaría la información relacionada con las reglas de operación de los programas federales a su cargo, así como las modificaciones a las mismas, en los términos que la Secretaría determine.

Queda estrictamente prohibida la utilización de los programas de apoyo para promover o inducir la afiliación de la población objetivo a determinadas asociaciones o personas morales.

Para la entrega de los apoyos a la población objetivo de los programas de subsidios en numerario, las Dependencias y Entidades deberán promover la inclusión financiera mediante el uso de cuentas bancarias personales, preferentemente a través del Banco del Bienestar, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, de conformidad con lo previsto en el artículo 67 de la Ley General de Contabilidad Gubernamental.

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Artículo 29. Las Dependencias y Entidades que tengan a su cargo programas sujetos a reglas de operación deberán observar las siguientes disposiciones para asegurar la aplicación eficiente, eficaz, oportuna y equitativa de los recursos públicos asignados a los mismos:

I. Publicar en sus páginas de Internet los plazos de respuesta a las solicitudes que reciban. Los rechazos deberán estar fundados y motivados;

II. Tratándose de facultades concurrentes, cuando el Ejecutivo Federal por conducto de la Dependencia competente y las entidades federativas decidan suscribir convenios de coordinación en términos de la Ley de Planeación, éstos deberán celebrarse en condiciones de oportunidad y certeza para beneficio de la población objetivo. Dichos convenios especificarán como mínimo: los programas a que se refieren, las zonas dentro de la respectiva entidad federativa a que se destinarán los recursos, las aportaciones monetarias de cada parte y su calendarización.

El Gobierno Federal y los gobiernos estatales, previa opinión de los Comités de Planeación para el Desarrollo o su equivalente, y dentro del marco del Convenio de Coordinación respectivo, decidirán a qué orden de gobierno corresponde la ejecución de los programas de acuerdo con la naturaleza de cada uno de ellos y a las características de las zonas donde se van a aplicar los programas, para lograr el mejor desarrollo e impacto social de los mismos, y

III. Brindar asesoría a los municipios y demarcaciones territoriales de la Ciudad de México para la integración de los expedientes técnicos que, en su caso, requiera el programa, especialmente a los que se encuentran en condiciones de muy alta y alta marginación.

Artículo 30. Las Dependencias y Entidades que tengan a su cargo programas presupuestarios considerados por el Consejo Nacional de Evaluación de la Política de Desarrollo Social como programas o acciones federales de desarrollo social deberán enviar a la Secretaría, en los términos y plazos que esta disponga, información sobre su población potencial, población objetivo y población atendida, misma que hará pública en el portal electrónico de transparencia en materia presupuestaria.

CAPÍTULO II

De los criterios específicos para la operación de los programas

Artículo 31. Los programas de subsidios del Ramo Administrativo 20 Bienestar se destinarán, en las entidades federativas, en los términos de las disposiciones aplicables, exclusivamente a la población en condiciones de pobreza, de vulnerabilidad, de adultos mayores, de rezago y de marginación, de acuerdo con los criterios que defina el Consejo Nacional de Población y a las evaluaciones del Consejo Nacional de Evaluación de la Política de Desarrollo Social, en los programas que resulte aplicable y la Declaratoria de las Zonas de Atención Prioritaria formulada por la Cámara de Diputados, mediante acciones que promuevan la superación de la pobreza a través de la educación, la salud, la alimentación, la generación de empleo e ingreso, autoempleo y capacitación; protección social y programas asistenciales; y el fomento del sector social de la economía; conforme lo establece el artículo 14 de la Ley General de Desarrollo Social, y tomando en consideración los criterios que propongan las entidades federativas.

Para estos fines, el Ramo Administrativo 20 Bienestar considera los programas establecidos en el Anexo 25 para dicho ramo.

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En los términos de los convenios de coordinación suscritos entre el Ejecutivo Federal, a través de la Secretaría de Bienestar, y los gobiernos de las entidades federativas se impulsará el trabajo corresponsable en materia de superación de pobreza, vulnerabilidad, rezago y marginación y se promoverá el desarrollo humano, familiar, comunitario y productivo.

Estos instrumentos promoverán que las acciones y recursos dirigidos a la población en situación de pobreza se efectúen en un marco de coordinación de esfuerzos, manteniendo en todo momento el respeto a los órdenes de gobierno, así como el fortalecimiento del respectivo Comité de Planeación para el Desarrollo Estatal.

Derivado de estos instrumentos se suscribirán acuerdos y convenios específicos y anexos de ejecución en los que se establecerán: la distribución de los recursos de cada programa o región de acuerdo con sus condiciones de rezago, marginación y pobreza, indicando en lo posible la asignación correspondiente a cada municipio; las atribuciones y responsabilidades de la Federación, las entidades federativas y municipios, y las asignaciones presupuestarias de los órdenes de gobierno en que concurran en sujeción a los programas concertados.

Los convenios a que se refiere este artículo deberán ser publicados en el Diario Oficial de la Federación y en el correspondiente medio oficial de difusión de la entidad federativa que corresponda, dentro de los 15 días hábiles siguientes a la fecha en que queden íntegramente suscritos.

A efecto de fortalecer la formulación, ejecución e instrumentación de programas, acciones e inversiones en materia de desarrollo social, se promoverá la celebración de convenios, acuerdos o bases de coordinación interinstitucional entre las Dependencias y Entidades.

Las faltas de comprobación, desviaciones, incumplimiento a los convenios o acuerdos, o incumplimiento en la entrega oportuna de la información relativa a avances y metas alcanzadas, deberán ser informadas a la Función Pública o a la Secretaría de Bienestar en el ámbito de sus respectivas competencias. Esta última dependencia, después de escuchar la opinión del gobierno de la entidad federativa, podrá suspender la radicación de los recursos federales e inclusive solicitar su reintegro, sin perjuicio de lo establecido en las disposiciones aplicables.

Para el control de los recursos que se asignen a las entidades federativas, el Ejecutivo Federal convendrá con los gobiernos respectivos, los programas o las actividades que permitan garantizar el cumplimiento de las disposiciones aplicables.

Los ejecutores de los programas deberán informar trimestralmente a las entidades federativas y a la Secretaría de Bienestar los avances de ejecución físicos y financieros.

Artículo 32. El Programa Especial Concurrente para el Desarrollo Rural Sustentable se sujetará a los siguientes lineamientos para la distribución del gasto aprobado en este Presupuesto de Egresos:

I. Deberá abarcar políticas públicas orientadas a incrementar la producción, la productividad y la competitividad agroalimentaria y pesquera del país, a la generación del empleo rural y para las actividades pesqueras y acuícolas, a promover en la población campesina y de la pesca el bienestar, así como su incorporación al desarrollo nacional, dando prioridad a las zonas de alta y muy alta marginación y a poblaciones indígenas.

El presupuesto para el campo procurará fomentar el abasto de alimentos y productos básicos y estratégicos a la población, promoviendo su acceso a los grupos sociales menos favorecidos y dando prioridad a la producción nacional, a que se refiere el artículo 178 de la Ley de Desarrollo Rural Sustentable.

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El presupuesto dirigido al campo deberá tener las siguientes características:

a)	Mejorar e incrementar la productividad, cerrando las brechas existentes;

b)	Potenciar la contribución de la agricultura al desarrollo de los territorios rurales y al bienestar de las personas que los habitan;

c)

Mejorar la capacidad de la agricultura para adaptarse al cambio climático, mitigar la emisión de gases de efecto invernadero y mejorar la utilización y preservación de los recursos naturales y la biodiversidad;

d)	Incrementar la contribución de la agricultura nacional a la seguridad alimentaria de todas las personas;

e)	Que permita la complementariedad de acciones con las demás Dependencias y Entidades;

f)	Que permita el desarrollo de proyectos productivos por etapas;

g)	Que se oriente prioritariamente hacia las pequeñas unidades de producción y al apoyo de los pequeños productores;

h)

Una agricultura más incluyente, pero con políticas diferenciadas para cada una de las regiones del país, al tiempo que se oriente prioritariamente hacia las pequeñas unidades de producción y al apoyo de los pequeños productores, e

i)	Que procuren la progresividad en el otorgamiento de los incentivos;

II. Los ramos administrativos que participan en el Programa Especial Concurrente para el Desarrollo Rural Sustentable continuarán con el sistema de rendición de cuentas sobre el destino de los recursos fiscales de los programas concurrentes, el cual incorpora los siguientes elementos: región geográfica, entidad federativa, municipio y localidad, actividad productiva, eslabón de la cadena de valor, concepto de apoyo, monto fiscal y fecha de otorgamiento, y la estratificación correspondiente;

III. Establecer como prioridades, entre otras, las siguientes:

a)

Incrementar la productividad, la inocuidad y el ingreso de los productores, apoyar en el combate a la pobreza, contribuyendo con la agricultura de autoconsumo a las familias pobres que habitan principalmente en las zonas rurales, en un marco de sustentabilidad, generación de oportunidades y que contribuya a la seguridad alimentaria;

b)

Se procurará que los recursos destinados a competitividad se orienten principalmente a las pequeñas unidades de producción, que se dedican a los productos básicos y estratégicos a que se refiere el artículo 179 de la Ley de Desarrollo Rural Sustentable y otros productos básicos y estratégicos.

Dichos recursos se direccionarán una vez que se cuente con la estratificación de zonas y regiones productivas del país dando prioridad a las pequeñas unidades de producción;

c)

Apoyar a los productores para que apliquen las innovaciones y desarrollos tecnológicos disponibles y fortalezcan su vinculación con los centros de investigación, así como la transferencia de tecnología del país, mediante servicios de extensionismo que aseguren la incorporación del pequeño productor a las innovaciones tecnológicas que redunden en la mejora de la productividad;

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d)	Ampliar la oferta de bienes y servicios públicos, particularmente en materia de infraestructura, investigación y desarrollo, capacitación, extensionismo rural e información;

e)

Contribuir a adaptar las actividades agropecuarias, acuícolas y pesqueras mediante acciones para prevenir, mitigar y atender los impactos del fenómeno del cambio climático, así como la oportuna prevención, administración y atención a riesgos climáticos, sanitarios y de mercado, considerando los potenciales productivos de cada región;

f)	Contribuir a la sustentabilidad de las actividades agropecuarias, pesqueras y acuícolas en lo referente al aprovechamiento responsable del agua y la tierra, y

g)	Contribuir a la sustentabilidad de las actividades agropecuarias, pesqueras y acuícolas en lo referente a los recursos genéticos;

IV. Propiciar la competitividad de los productos básicos y estratégicos, a que se refiere el artículo 179 de la Ley de Desarrollo Rural Sustentable, así como estrategias especiales para otros sistemas producto de alto impacto social;

V. Coadyuvar al impulso de la producción primaria, de los productos básicos y estratégicos señalados en la Ley de Desarrollo Rural Sustentable, entre otros, para el aprovisionamiento de insumos básicos y apoyo a paquetes tecnológicos;

VI. Impulsar la producción y productividad en el sector mediante el fomento de proyectos integrales que consideren la tecnificación del riego y el uso de insumos (semillas, fertilizantes, biofertilizantes y prácticas agrícolas sustentables, entre otros);

VII. Los recursos destinados a fortalecer el medio ambiente buscarán que se beneficie prioritariamente a los territorios ejidales, comunales y privados de los pequeños productores;

VIII. Se fortalecerán las obras de tecnificación de riego para aumentar la producción y productividad, dando prioridad a las pequeñas unidades de producción, y

IX. Las autoridades fiscales pondrán a disposición de las Dependencias y Entidades encargadas del otorgamiento de subsidios y estímulos, herramientas tecnológicas que permitan la consulta sobre el cumplimiento de la obligación contenida dentro del artículo 32-D del Código Fiscal de la Federación. En las reglas de operación de los Programas Federales del Ramo 08 de la Secretaría de Agricultura y Desarrollo Rural, se deberá establecer que la consulta referida la hará directamente esta última dependencia y no el beneficiario.

Artículo 33. La ejecución y operación de la prestación gratuita de servicios de salud, medicamentos y demás insumos asociados para las personas sin seguridad social, deberá sujetarse a lo establecido por la Ley General de Salud, a las disposiciones reglamentarias de dicha Ley, a las disposiciones previstas en los transitorios Vigésimo Primero, Vigésimo Segundo, Vigésimo Tercero, y Vigésimo Cuarto de la Ley de Ingresos, así como, en su caso a las disposiciones de carácter general o lineamientos que emitan la Secretaría de Salud o las Entidades competentes.

La Secretaría queda facultada para realizar las adecuaciones presupuestarias que tengan como finalidad el cumplimiento de la estrategia para la atención de los servicios de salud a que se refieren los transitorios Vigésimo Primero, Vigésimo Segundo, Vigésimo Tercero, y Vigésimo Cuarto de la Ley de Ingresos.

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La Secretaría de Salud y el Instituto de Salud para el Bienestar, en el ámbito de sus respectivas competencias, deberán realizar las acciones conducentes para transferir del programa presupuestario U013 “Atención a la Salud y Medicamentos Gratuitos para la Población sin Seguridad Social Laboral” al organismo público descentralizado de la Administración Pública Federal denominado Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar los recursos que correspondan para la atención integral gratuita médica y hospitalaria con medicamentos y demás insumos asociados a las personas sin afiliación a las instituciones de seguridad social, de conformidad con los convenios de coordinación que hayan celebrado las entidades federativas con dicho organismo público en términos del transitorio Vigésimo Primero de la Ley de Ingresos.

Artículo 34. La Secretaría de Educación Pública será responsable de emitir las reglas de operación de sus programas sujetos a las mismas, de acuerdo con lo dispuesto en el artículo 77 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, las cuales contendrán, entre otras reglas, las siguientes:

I. Los recursos destinados a programas educativos deberán ser ejercidos exclusivamente por las autoridades educativas, tanto federales como estatales;

II. Las instituciones educativas contarán con un listado exhaustivo que contenga el personal comisionado a actividades sindicales. La Secretaría de Educación Pública enviará dichos listados a la Cámara de Diputados, y

III. En ningún caso podrán existir nóminas o partidas confidenciales. Los recursos públicos otorgados a las instituciones educativas que sean usados para el pago de nóminas deberán ejercerse en el marco de la transparencia y rendición de cuentas, por lo que los beneficiarios de dichos programas deberán reportar a la Secretaría de Educación Pública los montos pagados a cada trabajador.

La Secretaría de Educación Pública, antes del 31 de enero, emitirá las convocatorias para el concurso de los diversos fondos aprobados, respecto de los programas a que se refiere este artículo, con la excepción de los que estén sujetos a los calendarios escolares específicos.

Artículo 35. Los programas destinados a educación media superior y superior, deberán contener las siguientes disposiciones:

I. La Secretaría de Educación Pública al diseñar los programas deberá enviar a la Cámara de Diputados un informe sobre cómo dichos programas disminuirán los rezagos de cobertura y absorción en educación media superior y superior en las diversas regiones del país;

II. Las entidades federativas deberán enviar, de manera trimestral, informes tanto a la Cámara de Diputados, como a la Secretaría de Educación Pública, sobre la aplicación de fondos para la operación de los subsistemas de educación media superior y superior;

III. Las instituciones públicas de educación superior estarán obligadas a la práctica de auditoría externa de su matrícula, debiendo enviar los resultados de ésta, así como un informe semestral específico sobre la ampliación de la misma, tanto a la Cámara de Diputados como a la Secretaría de Educación Pública, y

IV. Las instituciones públicas federales y estatales de educación media superior y superior pondrán a disposición de la sociedad la información sobre la aplicación y uso de los recursos recibidos a través de este Presupuesto de Egresos. En el marco de la legislación en materia de transparencia y acceso a la información pública y, en su caso, la ley local respectiva, las instituciones incorporarán en su página de Internet la información relacionada con los proyectos y los montos autorizados. En particular, el registro, la asignación, los avances técnicos, académicos o ambos, y el seguimiento del ejercicio de recursos, manteniendo la información actualizada con periodicidad trimestral.

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La información a que se refiere este artículo deberá estar disponible de manera permanente y actualizada en la página de Internet de la Secretaría de Educación Pública, la cual deberá enviar dicha información a la Secretaría de manera trimestral.

De conformidad con los lineamientos operativos que sean emitidos por la Secretaría de Educación Pública, el otorgamiento de subsidios para organismos descentralizados estatales, conforme al programa presupuestario correspondiente, estará condicionado a que las entidades federativas aporten la parte que les corresponda con cargo a sus presupuestos autorizados.

TÍTULO QUINTO

OTRAS DISPOSICIONES PARA EL EJERCICIO FISCAL

CAPÍTULO ÚNICO

Artículo 36. Con el objeto de impulsar la cultura del pago por suministro de agua en bloque en los Distritos de Riego y mejorar la infraestructura de riego, el Ejecutivo Federal, a través de la Comisión Nacional del Agua, devolverá a los Distritos de Riego que estén al corriente en sus pagos, un importe de recursos equivalente a las cuotas que se generen en el presente ejercicio fiscal, los cuales se destinarán en un 65 por ciento a la conservación y mantenimiento de los canales y drenes menores; 25 por ciento a la conservación de la red mayor, canales y drenes principales; 8 por ciento al mantenimiento de las obras de cabeza, y 2 por ciento a la supervisión y gasto de operación.

Artículo 37. Los programas de la Secretaría de Educación Pública, destinados a fomentar la expansión de la oferta educativa Primera Infancia, Media Superior y Superior, establecerán mecanismos que permitan disminuir el rezago en el índice de cobertura en aquellas entidades federativas que estén por debajo del promedio nacional.

La Secretaría de Educación Pública deberá informar a la Cámara de Diputados, sobre la estructura de los programas destinados a fomentar la expansión de la oferta educativa a los que hace referencia el párrafo anterior, su distribución y metas de mediano y largo plazo, a más tardar el 31 de marzo.

Los recursos federales que reciban las universidades e instituciones públicas de educación media superior y superior, incluyendo subsidios, estarán sujetos a la fiscalización que realice la Auditoría en términos de lo establecido en la Ley de Fiscalización y Rendición de Cuentas de la Federación, y se rendirá cuenta sobre el ejercicio de los mismos en los términos de las disposiciones aplicables, detallando la información siguiente:

I. Los programas a los que se destinen los recursos y el cumplimiento de las metas correspondientes;

II. El costo de nómina del personal docente, no docente, administrativo y manual, identificando las distintas categorías y los tabuladores de remuneraciones por puesto, responsabilidad laboral y su lugar de ubicación;

III. Desglose del gasto corriente destinado a su operación;

IV. Los estados de situación financiera, analítico, así como el de origen y aplicación de recursos públicos federales, y

V. La información sobre matrícula de inicio y fin de cada ciclo escolar.

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De conformidad con la Ley General de Contabilidad Gubernamental, así como con los lineamientos que emita en la materia el Consejo Nacional de Armonización Contable, las universidades e instituciones públicas de educación media superior y superior llevarán el registro y la vigilancia de los activos, pasivos corrientes y contingentes, ingresos, gastos y patrimonio.

Las universidades e instituciones públicas de educación media superior y superior a que se refiere este artículo entregarán a la Secretaría de Educación Pública la información señalada en el mismo, a más tardar a los 15 días naturales posteriores a la conclusión del trimestre que corresponda. Dicha Secretaría entregará esta información a la Cámara de Diputados y la publicará en su página de Internet, a más tardar a los 30 días naturales posteriores al periodo correspondiente.

Las autoridades correspondientes para aplicar dichos recursos verificarán que el personal de cada una de las universidades e instituciones de educación media superior y superior públicas, cumplan con sus obligaciones en términos de los contratos laborales correspondientes realizándose, en su caso, la compulsa entre las nóminas y los registros de asistencia.

La Secretaría de Educación Pública enviará la información a que se refiere este artículo a la Secretaría dentro de los 10 días hábiles posteriores a que aquélla la reciba.

Artículo 38. Las sanciones económicas que, en su caso, aplique el Instituto Nacional Electoral derivado del régimen disciplinario de los partidos políticos durante 2023, serán concentradas a la Tesorería de la Federación dentro de los 30 días naturales siguientes a la fecha en que se realice el pago o se haga efectivo el descuento. Los recursos obtenidos por este concepto serán destinados en los términos de las disposiciones aplicables al Ramo 38 para el Consejo Nacional de Ciencia y Tecnología y deberán destinarse a actividades sustantivas; dichos recursos no podrán ejercerse en servicios personales y su ejercicio y destino deberá reportarse en los Informes Trimestrales.

Artículo 39. El Ejecutivo Federal, por conducto de la Secretaría, con la participación que corresponda al Consejo Nacional de Armonización Contable, establecerá los términos y condiciones para la distribución del fondo previsto en este Presupuesto de Egresos, para el otorgamiento de subsidios a las entidades federativas y a los municipios para la capacitación y profesionalización de las unidades administrativas competentes en materia de contabilidad gubernamental, así como para la modernización de tecnologías de la información y comunicaciones que permitan el cumplimiento de la armonización contable de los tres órdenes de gobierno conforme a lo dispuesto en la Ley General de Contabilidad Gubernamental.

Las disposiciones a que se refiere el párrafo anterior deberán ser publicadas en el Diario Oficial de la Federación, a más tardar dentro del primer trimestre del año.

El Consejo Nacional de Armonización Contable, a más tardar el último día hábil de diciembre, deberá publicar en su página de Internet un reporte especial sobre la aplicación de los recursos del fondo a que hace referencia el presente artículo, así como:

I. El monto de los subsidios otorgados a cada una de las entidades federativas y municipios;

II. El tipo y alcances de los subsidios federales otorgados, y

III. Los avances y resultados reportados por las entidades federativas y municipios.

Transitorios

Primero. El presente Decreto entrará en vigor el primero de enero del año 2023.

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Secretaría General Secretaría de Servicios Parlamentarios

Segundo. Las disposiciones administrativas emitidas con base en lo dispuesto en los Decretos de Presupuesto de Egresos de la Federación de ejercicios fiscales anteriores, que se encuentren vigentes hasta antes de la entrada en vigor del presente Decreto, continuarán aplicándose en lo que no se opongan a éste, hasta en tanto no se emitan nuevas disposiciones administrativas que las reformen o abroguen.

Tercero. Se faculta al Ejecutivo Federal, a través de la Secretaría, para que emita las autorizaciones que correspondan, a efecto de que las Dependencias y Entidades realicen las adecuaciones o los traspasos de recursos humanos, financieros y materiales, incluyendo bienes muebles e inmuebles, que sean necesarios como consecuencia de reformas jurídicas que tengan por objeto la creación o modificación de la estructura administrativa de cualquier Dependencia, Entidad, o cambio de sector en los casos que corresponda, reportando las mismas en los Informes Trimestrales.

Con la finalidad de garantizar y dar continuidad a las acciones de gobierno, las Dependencias, Entidades y unidades administrativas que se encuentren en proceso de readscripción o modificación de sus programas, podrán continuar su operación en la estructura organizacional y presupuestaria en la que se encuentren a la entrada en vigor del presente Decreto, hasta en tanto no se realice la transferencia de recursos humanos, financieros y materiales o se modifiquen sus programas.

Las Dependencias y Entidades deberán realizar las adecuaciones que sean necesarias para transferir los recursos fiscales y las estructuras orgánicas y ocupacionales respecto de las unidades responsables que cambiaron de adscripción o se encuentren en proceso de readscripción como consecuencia de reformas jurídicas.

Cuarto. Los recursos del Fondo de Aportaciones para la Educación Tecnológica y de Adultos correspondientes a las entidades federativas que no hayan suscrito los convenios a los que hace referencia el artículo 42 de la Ley de Coordinación Fiscal deberán ser transferidos del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios al Ramo 11 Educación, a fin de que a través de éste se transfieran para esos mismos fines a dichas entidades federativas. Lo anterior, hasta en tanto sean suscritos los convenios de coordinación respectivos.

Quinto. Las entidades federativas deberán notificar y realizar la entrega de los recursos federales que correspondan a los municipios o demarcaciones territoriales de la Ciudad de México, en los plazos y términos que establecen las leyes federales aplicables, el Presupuesto de Egresos, y en el caso de programas de subsidios o gasto reasignado, conforme a lo previsto en los convenios que celebren con las Dependencias y Entidades que les transfieran recursos federales.

Las entidades federativas no podrán establecer requisitos adicionales ni realizar acciones u omisiones que impidan el ejercicio eficiente, eficaz y oportuno de los recursos públicos que por su conducto se transfieran a los municipios y, en su caso, a las demarcaciones territoriales de la Ciudad de México.

Las entidades federativas, por conducto de sus secretarías de finanzas o sus equivalentes, deberán hacer pública la información relativa a la fecha y el monto de las transferencias de recursos federales que deriven de los proyectos aprobados en el Presupuesto de Egresos, realizadas a sus municipios o demarcaciones territoriales de la Ciudad de México, a través de sus respectivas páginas oficiales de Internet, dentro de los 10 días naturales siguientes a la fecha en que los recursos correspondientes hayan sido efectivamente depositados en las cuentas bancarias específicas de los municipios o demarcaciones, incluyendo el número de identificación de la transferencia.

El incumplimiento a lo previsto en el presente artículo, incluyendo el destino de los recursos correspondientes, será sancionado por las autoridades competentes en los términos de la legislación aplicable, sin perjuicio de las responsabilidades de carácter civil, administrativo o penal que, en su caso, se determinen.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Los municipios y, en su caso, las demarcaciones territoriales de la Ciudad de México serán responsables de la correcta integración de la información técnica, así como del destino, ejercicio, registro y comprobación de los recursos que les transfieran las entidades federativas respectivas, conforme a lo señalado en este artículo.

Sexto. Para el ejercicio 2023, en cumplimiento a lo establecido en las disposiciones jurídicas aplicables, la Secretaría de Bienestar publicará los Lineamientos del Fondo de Aportaciones para la Infraestructura Social, a más tardar el último día del mes de febrero, los cuales podrán determinar que hasta un 60 por ciento de los recursos que de dicho Fondo correspondan a las entidades federativas y los municipios o demarcaciones territoriales de la Ciudad de México, se destinen a la realización de acciones de carácter complementario en materia de obras de urbanización, pavimentación, caminos rurales, puentes, obras de reconstrucción y carreteras, conforme a los criterios que se establezcan en los referidos lineamientos.

Séptimo. Los ejecutores de gasto deberán cubrir con cargo a sus presupuestos autorizados los compromisos u obligaciones que deriven de las determinaciones o las resoluciones emitidas por autoridad jurisdiccional competente. Para efectos de lo anterior, los ejecutores de gasto deberán ajustar sus presupuestos para el cumplimiento de sus obligaciones, sin que ello implique ampliaciones a los mismos.

Octavo. Las Dependencias y Entidades llevarán a cabo las acciones que correspondan para que la entrega de los subsidios y apoyos a la población objetivo se realice de manera directa a través de la Tesorería de la Federación, en forma electrónica mediante transferencia de recursos para su depósito en las cuentas bancarias de los mismos, salvo que se esté en alguno de los supuestos de excepción regulados en la Ley de Tesorería de la Federación, su Reglamento y demás disposiciones aplicables, o bien, que la Secretaría autorice que se efectúe de manera distinta. Lo anterior, sin perjuicio de lo señalado en el artículo 28, último párrafo, del presente Decreto.

Noveno. Las Dependencias y Entidades que reciban recursos para llevar a cabo acciones preventivas y/o para la atención de los desastres naturales, continuarán siendo las responsables de destinar y ejercer los mismos para los fines para los cuales fueron autorizados; dar el seguimiento a la ejecución de las obras y acciones que éstas contraten y al cumplimiento del calendario de ejecución en los términos y plazos establecidos, y contar con la documentación justificativa y comprobatoria de las erogaciones. Asimismo, en la contratación de las obras de reconstrucción, los ejecutores de gasto deberán prever el establecimiento de medidas de mitigación que reduzcan su vulnerabilidad ante futuras amenazas.

Décimo. Los recursos del fondo a que se refiere el artículo 64 de la Ley General de Educación Superior, así como los del fondo referido en el Décimo Séptimo transitorio de la Ley General de Educación, este último en correlación con los diversos 113, fracción XXI, de la Ley General de Educación y 107 de la Ley General del Sistema para la Carrera de las Maestras y los Maestros se podrán administrar mediante los fideicomisos públicos federales sin estructura que respectivamente se constituyan para tales efectos, en términos de las disposiciones jurídicas aplicables.

Décimo Primero. La Secretaría podrá establecer mecanismos presupuestarios específicos para asignar recursos, con cargo a las disponibilidades de recursos del Ramo General 23 Provisiones Salariales y Económicas, para la implementación interinstitucional de planes de atención integral en zonas o regiones con carencias sociales por acceso a los servicios básicos en la vivienda; a la alimentación; a la seguridad social; a los servicios de salud, entre otros.

Décimo Segundo. Los recursos a que se refiere el Séptimo transitorio de la Ley de Ingresos deberán ser reportados en los Informes Trimestrales, en términos de las disposiciones aplicables.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

En el supuesto de que los recursos a que se refiere el párrafo anterior se destinen para mejorar la infraestructura de las entidades federativas en términos del Séptimo transitorio de la Ley de Ingresos, la Secretaría, con sujeción a las disposiciones aplicables, podrá establecer en los convenios que celebre con las mismas, la coparticipación en la aportación de recursos por parte de las entidades federativas y, en su caso, los municipios y/o demarcaciones territoriales de la Ciudad de México que resulten beneficiados para dar cumplimiento a los fines para los cuales se otorguen los recursos federales. Los porcentajes de coparticipación se establecerán en los convenios respectivos.

Décimo Tercero. Conforme a la naturaleza del programa presupuestario S282 La Escuela es Nuestra, las Reglas de Operación que emita la Secretaría de Educación Pública deberán tener claramente definidas la asignación presupuestal para los componentes:

1.	Infraestructura y Equipamiento,

2.	Horario extendido,

3.	Servicio de Alimentación.

Los recursos públicos del componente “Horario extendido” podrán ser hasta el veintiuno por ciento del presupuesto destinado al programa.

Décimo Cuarto. Este Presupuesto de Egresos incluye los recursos presupuestarios federales para dar cumplimiento a las disposiciones que deriven de la reforma al Artículo Quinto Transitorio del “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Constitución Política de los Estados Unidos Mexicanos, en materia de Guardia Nacional”, publicado en el Diario Oficial de la Federación el 26 de marzo de 2019.

Los recursos referidos en el párrafo anterior se presentan en el Anexo relativo a Ampliaciones al Ramo 36 Seguridad y Protección Ciudadana de este Decreto, y su ejercicio se sujetará a las disposiciones previstas en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, en la Ley General de Contabilidad Gubernamental, en este Decreto y a los lineamientos que para tal efecto emita el Ejecutivo Federal, por conducto del Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública.

Los lineamientos a que se refiere el párrafo anterior deberán ser publicados en el Diario Oficial de la Federación durante el primer trimestre de 2023; dar cumplimiento a lo establecido en las disposiciones a que se refiere el primer párrafo de este transitorio, y contemplar, entre otros aspectos, los siguientes:

I. La o las fórmulas de elegibilidad de los beneficiarios y de distribución de los recursos, las cuales, cuando corresponda, deberán atender los criterios establecidos en las disposiciones a que se refiere el primer párrafo de este transitorio;

II. Los porcentajes que se destinarán al cumplimiento de las obligaciones establecidas en las disposiciones señaladas en el primer párrafo de este transitorio;

III. Las obligaciones correspondientes a las entidades federativas;

IV. Los conceptos a los que, para el cumplimiento a las disposiciones referidas en el primer párrafo de este precepto, deberán destinarse los recursos, en alineación con los programas de prioridad nacional definidos por el Consejo Nacional de Seguridad Pública, y

V. La lista de beneficiarios y el monto de asignación correspondiente a cada uno.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Para efectos de lo previsto en este transitorio, el Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública deberá suscribir, en términos de las disposiciones aplicables, los convenios específicos y sus anexos técnicos con los beneficiarios de los recursos, a más tardar el último día hábil de abril de 2023.

El Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública, deberá publicar y actualizar trimestralmente en su página de Internet un reporte especial sobre el ejercicio de los recursos a que hace referencia la presente disposición, con base en la información que le proporcionen los beneficiarios de los recursos.

SALÓN DE SESIONES DE LA CÁMARA DE DIPUTADOS DEL HONORABLE CONGRESO DE LA UNIÓN. Ciudad de México, a 08 de noviembre de 2022.- Dip. Santiago Creel Miranda, Presidente.- Dip. Brenda Espinoza Lopez, Secretaria.- Rúbricas.”

En cumplimiento de lo dispuesto por la fracción I del Artículo 89 de la Constitución Política de los Estados Unidos Mexicanos, y para su debida publicación y observancia, expido el presente Decreto en la Residencia del Poder Ejecutivo Federal, en la Ciudad de México, a 28 de noviembre de 2022.- Andrés Manuel López Obrador.- Rúbrica.- El Secretario de Gobernación, Lic. Adán Augusto López Hernández.- Rúbrica.

ANEXO 1. GASTO NETO TOTAL (pesos)

A: RAMOS AUTÓNOMOS		137,878,403,400
Gasto Programable
01	Poder Legislativo	15,994,401,896
	Cámara de Senadores	4,728,651,347
	Cámara de Diputados	8,572,194,974
	Auditoría Superior de la Federación	2,693,555,575
03	Poder Judicial	77,544,491,126
	Suprema Corte de Justicia de la Nación	5,630,534,430
	Consejo de la Judicatura Federal	68,933,886,433
	Tribunal Electoral del Poder Judicial de la Federación	2,980,070,263
22	Instituto Nacional Electoral	20,221,367,571
35	Comisión Nacional de los Derechos Humanos	1,798,324,772
41	Comisión Federal de Competencia Económica	656,419,601
43	Instituto Federal de Telecomunicaciones	1,662,023,679
44	Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	1,047,186,948
49	Fiscalía General de la República	18,954,187,807
RAMO: 40 INFORMACIÓN NACIONAL ESTADÍSTICA Y GEOGRÁFICA		9,875,408,830
	Instituto Nacional de Estadística y Geografía	9,875,408,830
RAMO: 32 TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA		3,153,190,149
	Tribunal Federal de Justicia Administrativa	3,153,190,149
B: RAMOS ADMINISTRATIVOS		1,855,765,814,213
Gasto Programable
02	Oficina de la Presidencia de la República	875,520,230
04	Gobernación	7,868,628,691
05	Relaciones Exteriores	9,534,373,846
06	Hacienda y Crédito Público	25,202,085,876

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

07	Defensa Nacional	111,911,638,277
08	Agricultura y Desarrollo Rural	70,527,933,647
09	Infraestructura, Comunicaciones y Transportes	77,411,447,232
10	Economía	3,778,113,707
11	Educación Pública 4/ 5/	402,276,748,788
12	Salud 1/	209,616,460,086
13	Marina	41,878,142,593
14	Trabajo y Previsión Social	27,118,736,621
15	Desarrollo Agrario, Territorial y Urbano	15,264,743,748
16	Medio Ambiente y Recursos Naturales	75,627,265,287
18	Energía	49,401,949,404
20	Bienestar	414,632,268,616
21	Turismo	145,565,092,661
27	Función Pública	1,533,457,177
31	Tribunales Agrarios	897,825,576
36	Seguridad y Protección Ciudadana	100,028,568,587
37	Consejería Jurídica del Ejecutivo Federal	154,970,460
38	Consejo Nacional de Ciencia y Tecnología	31,655,085,408
45	Comisión Reguladora de Energía	269,291,646
46	Comisión Nacional de Hidrocarburos	233,949,815
47	Entidades no Sectorizadas	16,576,465,465
48	Cultura	15,925,050,769
C: RAMOS GENERALES		4,552,325,306,523
Gasto Programable
19	Aportaciones a Seguridad Social 2/ 3/	1,236,422,206,888
23	Provisiones Salariales y Económicas	161,324,744,980
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	72,782,670,302
33	Aportaciones Federales para Entidades Federativas y Municipios	924,331,682,390
Gasto No Programable
24	Deuda Pública	840,943,348,930
28	Participaciones a Entidades Federativas y Municipios	1,220,271,052,133
29	Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0
30	Adeudos de Ejercicios Fiscales Anteriores	42,033,100,000
34	Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	54,216,500,900
D: ENTIDADES SUJETAS A CONTROL PRESUPUESTARIO DIRECTO		1,604,743,189,121
Gasto Programable
GYN	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	439,044,390,046
GYR	Instituto Mexicano del Seguro Social	1,165,698,799,075
E: EMPRESAS PRODUCTIVAS DEL ESTADO		1,302,106,416,219
Gasto Programable
TYY	Petróleos Mexicanos (Consolidado)	678,406,767,255
TVV	Comisión Federal de Electricidad (Consolidado)	439,772,444,138
Gasto No Programable
	Costo Financiero, que se distribuye para erogaciones de:	183,927,204,826
TYY	Petróleos Mexicanos (Consolidado)	148,086,036,895

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

TVV	Comisión Federal de Electricidad (Consolidado)	35,841,167,931
Neteo: Resta de: a) aportaciones ISSSTE; y, b) subsidios, transferencias y apoyos fiscales a las entidades de control directo y empresas productivas del Estado.		1,166,199,928,455

GASTO NETO TOTAL		8,299,647,800,000

1/

Incluye recursos dentro del programa presupuestario U012.- “Fortalecimiento de los Servicios Estatales de Salud”, para cubrir el pago de las previsiones que permitan mantener la homologación salarial del personal que fue regularizado y formalizado, y serán transferidos a las entidades federativas a través del Fondo de Aportaciones para los Servicios de Salud del Ramo 33.

2/

Los recursos relativos a los Laudos y Prestaciones que no estén directamente vinculadas a obligaciones decretadas en materia de seguridad social, no serán cubiertas con cargo a los recursos del Ramo 19 “Aportaciones a Seguridad Social”.

3/

Incluye recursos que serán transferidos al Instituto Mexicano del Seguro Social, para dar cumplimiento a lo publicado en el Diario Oficial de la Federación el 13 de marzo de 2020, por el que se emitió el Decreto por el que se otorgan ayudas extraordinarias con motivo del incendio ocurrido en la Guardería ABC.

4/

Incluye recursos para el Fondo Federal Especial que asegure los recursos económicos necesarios para garantizar la obligatoriedad de los servicios de Educación Superior, de conformidad con lo establecido en la reforma del artículo 3o. Constitucional publicada en el Diario Oficial de la Federación el 15 de mayo de 2019.

5/	Incluye 200 millones de pesos para el fortalecimiento de los servicios personales para las acciones de la expansión de la educación inicial.

ANEXO 2. GASTO CORRIENTE ESTRUCTURAL (pesos) */

Gasto Corriente Estructural	3,219,839,488,891

*/	La asignación corresponde a montos estimados con base en las reasignaciones determinadas por la H. Cámara de Diputados.

ANEXO 3. GASTOS OBLIGATORIOS (millones de pesos) */

Previsiones para Gastos Obligatorios	5,356,299.8
Previsiones para Gastos Obligatorios con Pensiones y Jubilaciones	6,689,643.6

*/	La asignación corresponde a montos estimados con base en las reasignaciones determinadas por la H. Cámara de Diputados.

ANEXO 4. EROGACIONES PLURIANUALES PARA PROYECTOS DE INFRAESTRUCTURA (millones de pesos)

En el presente ejercicio fiscal no se comprometerán proyectos de inversión en infraestructura a los que se refiere el artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos.	0.0

ANEXO 5. COMPROMISOS PLURIANUALES (millones de pesos)

MONTO
Dependencias y Entidades (Recursos Fiscales)	101,648.07
Entidades de Control Directo	21,797.48
Empresas Productivas del Estado	338,857.70
Poder Judicial	2,866.70
Instituto Nacional Electoral	806.90
Comisión Nacional de los Derechos Humanos	81.37
Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	79.07

ANEXO 5.A. PROYECTOS DE ASOCIACIÓN PÚBLICO-PRIVADA (millones de pesos)

Con base en la fracción VI del artículo 3o. del Presupuesto de Egresos de la Federación, el monto máximo anual de gasto programable para los proyectos de asociación público-privada, asciende a la cantidad de $51,844.9 millones de pesos, de los cuales para el periodo 2023 se tiene estimado destinar un monto de $12,538.4 millones de pesos.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

PROYECTOS DE ASOCIACIÓN PÚBLICO-PRIVADA	ENTIDAD FEDERATIVA	MONTO TOTAL DE INVERSIÓN1/	MONTO DE INVERSIÓN 2023 2/	PAGO ANUAL ESTIMADO 2023 3/
PROYECTOS AUTORIZADOS EN EJERCICIOS ANTERIORES		42,505.5	0.0	12,538.4
SECRETARÍA DE SEGURIDAD Y PROTECCIÓN CIUDADANA		4,625.2	0.0	1,185.3
Construcción, rehabilitación, adecuación, equipamiento y amueblado del Complejo Penitenciario Federal Papantla.	Veracruz	4,625.2	0.0	1,185.3
SECRETARÍA DE INFRAESTRUCTURA, COMUNICACIONES Y TRANSPORTES		25,291.5	0.0	7,448.3
Libramiento de la Carretera La Galarza-Amatitlanes	Puebla	1,218.4	0.0	135.7
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Querétaro - San Luís Potosí)	Querétaro, Guanajuato y San Luis Potosí	2,196.0	0.0	695.0
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Coatzacoalcos - Villahermosa)	Tabasco y Veracruz	2,496.3	0.0	671.3
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Matehuala - Saltillo) para el periodo 2017-2027	Nuevo León	1,900.4	0.0	654.0
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Pirámides-Tulancingo-Pachuca) para el periodo 2017-2027	Estado de México e Hidalgo	2,414.1	0.0	569.8
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Saltillo Monterrey Nuevo Laredo) para el periodo 2017-2027	Coahuila y Nuevo León	2,597.0	0.0	786.2
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Texcoco -Zacatepec) para el periodo 2017-2027	Estado de México, Tlaxcala y Puebla	1,633.7	0.0	635.7
Programa Asociación Publico Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Arriaga-Tapachula) para el periodo 2018-2028.	Chiapas	4,313.8	0.0	1,341.6
Programa Asociación Publico Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Campeche - Merida) para el periodo 2018-2028.	Campeche y Yucatán	2,094.6	0.0	590.5
Programa Asociación Publico Privada de Conservación Plurianual de La Red Federal de Carreteras (APP San Luis Potosí - Matehuala) para el periodo 2018-2028.	San Luis Potosí	2,098.5	0.0	753.6
Programa Asociación Publico Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Tampico - Ciudad Victoria) para el periodo 2018-2028.	Tamaulipas	2,328.9	0.0	614.9
INSTITUTO MEXICANO DEL SEGURO SOCIAL		4,357.3	0.0	1,215.2
Construcción del Hospital General de Zona de 144 camas, en Bahía de Banderas, Nayarit	Nayarit	2,071.2	0.0	568.2
Construcción del Hospital General de Zona (HGZ) de 180 Camas en la localidad de Tapachula, en el Estado de Chiapas	Chiapas	2,286.1	0.0	647.0
INSTITUTO DE SEGURIDAD Y SERVICIOS SOCIALES DE LOS TRABAJADORES DEL ESTADO		8,231.4	0.0	2,689.6
Construcción de una nueva clínica hospital en Mérida, Yucatán	Yucatán	1,167.2	0.0	295.5
Sustitución del Hospital General Dr. Daniel Gurría Urgell en Villahermosa, Tabasco	Tabasco	1,724.3	0.0	469.0
Sustitución del actual Hospital General “Aquiles Calles Ramírez” en Tepic, Nayarit	Nayarit	1,858.6	0.0	697.6
Nuevo Hospital General en la Delegación Regional Sur de la Ciudad de México	Ciudad de México	3,481.2	0.0	1,227.5

TOTAL		42,505.5	0.0	12,538.4

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Cifras con IVA a pesos de 2023.

Montos de inversión contratados.

El monto de Inversión de los contratos de Asociación Público Privada se estableció en términos nominales.

Para los proyectos de Conservación Plurianual de la Red Federal de Carreteras de la Secretaría de Comunicaciones y Transportes se consideran pagos anuales desde el inicio del proyecto, toda vez que la ejecución y operación comienzan simultáneamente.

1/	Monto total estimado en gasto de inversión del sector privado en infraestructura.
2/	Inversión estimada prevista por el sector privado para el 2023.
3/	Pagos anuales estimados por el Sector Público.

Fuente: Secretaría de Hacienda y Crédito Público con base en información de las dependencias de la Administración Pública Federal.

ANEXO 6. PROYECTOS DE INFRAESTRUCTURA PRODUCTIVA DE LARGO PLAZO (pesos)

6.A. Monto autorizado para nuevos proyectos

	Inversión Directa	Inversión Condicionada	Suma
Comisión Federal de Electricidad	984,266,517	0	984,266,517

6.B. Monto autorizado para proyectos aprobados en ejercicios fiscales anteriores de inversión directa e inversión condicionada

	Inversión Directa	Inversión Condicionada	Suma
Comisión Federal de Electricidad	595,853,409,698	311,199,986,371	907,053,396,069

6.C. Monto autorizado para proyectos aprobados para ejercicios fiscales anteriores y para nuevos proyectos

	Inversión Directa	Inversión Condicionada	Suma
Comisión Federal de Electricidad	596,837,676,215	311,199,986,371	908,037,662,586

6.D. Monto comprometido de proyectos de inversión directa autorizados en ejercicios fiscales anteriores

	Monto Autorizado	Monto Contratado	Monto Comprometido
Comisión Federal de Electricidad	577,708,355,222	486,701,783,518	192,377,524,496

6.E. Monto máximo de compromiso de proyectos de inversión condicionada autorizados en ejercicios fiscales anteriores

	Monto Autorizado	Monto Contratado	Máximo Comprometido
Comisión Federal de Electricidad	263,807,802,110	181,644,764,488	114,022,248,725

6.F. Previsiones para pago de amortizaciones y costo financiero de proyectos de inversión directa

	Inversión Física (Amortizaciones)	Costo Financiero	Suma
Comisión Federal de Electricidad	11,744,235,910	6,782,667,335	18,526,903,245

Nota: Para estos anexos los totales pueden no sumar respecto al total debido al redondeo.

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ANEXO 7. PREVISIONES SALARIALES Y ECONÓMICAS (pesos)

		Incremento a las percepciones	Creación de plazas	Otras medidas de carácter económico, laboral y contingente	Total
		I	II	III
Ramos Administrativos
02	Oficina de la Presidencia de la República	19,842,424	0	2,751,188	22,593,612
04	Gobernación	135,910,004	43,395,079	26,538,409	205,843,491
05	Relaciones Exteriores	45,390,252	0	10,147,404	55,537,655
06	Hacienda y Crédito Público	570,555,665	0	111,988,789	682,544,454
07	Defensa Nacional	2,106,444,463	1,912,536,338	715,880,760	4,734,861,561
08	Agricultura y Desarrollo Rural	271,523,064	0	66,386,880	337,909,944
09	Infraestructura, Comunicaciones y Transportes	265,922,888	0	76,489,820	342,412,708
10	Economía	78,204,444	0	23,824,266	102,028,709
11	Educación Pública	3,761,700,068	181,456,951	2,518,699,181	6,461,856,199
12	Salud	1,303,440,571	1,290,609,943	204,110,680	2,798,161,193
13	Marina	748,663,950	450,000,000	347,318,544	1,545,982,494
14	Trabajo y Previsión Social	66,779,945	0	19,360,727	86,140,672
15	Desarrollo Agrario, Territorial y Urbano	64,597,133	0	19,794,971	84,392,104
16	Medio Ambiente y Recursos Naturales	232,959,281	0	97,809,081	330,768,362
18	Energía	54,378,743	0	3,363,333	57,742,076
20	Bienestar	59,998,270	0	20,816,184	80,814,454
21	Turismo	25,528,317	0	7,726,226	33,254,542
27	Función Pública	54,522,528	0	5,328,783	59,851,311
31	Tribunales Agrarios	21,857,328	0	5,608,623	27,465,952
36	Seguridad y Protección Ciudadana	931,201,670	0	214,897,449	1,146,099,119
37	Consejería Jurídica del Ejecutivo Federal	4,955,667	0	296,319	5,251,986
38	Consejo Nacional de Ciencia y Tecnología	203,698,600	0	90,740,784	294,439,384
45	Comisión Reguladora de Energía	5,996,889	0	345,444	6,342,332
46	Comisión Nacional de Hidrocarburos	6,136,316	0	193,200	6,329,516
47	Entidades no Sectorizadas	78,085,836	0	17,923,044	96,008,881
48	Cultura	200,563,074	0	15,214,799	215,777,873
Ramos Generales
23	Provisiones Salariales y Económicas */	19,490,529,113	1,000,000,000	4,369,671,843	24,860,200,956

*/	Para efectos de control presupuestario y eficiencia del gasto, la administración de estos recursos se considera en el Ramo General 23 Provisiones Salariales y Económicas.

ANEXO 8. COSTO FINANCIERO DE LA DEUDA Y OTRAS EROGACIONES (pesos)

MONTO
Costo financiero de la deuda del Gobierno Federal incluido en el Ramo General 24 Deuda Pública	840,943,348,930
Costo financiero de la deuda de las empresas incluidas en el Anexo 1.E de este Decreto	183,927,204,826
Erogaciones incluidas en el Ramo General 29 Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0
Erogaciones incluidas en el Ramo General 34 Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	54,216,500,900
Obligaciones incurridas a través de los programas de apoyo a deudores	900
Obligaciones surgidas de los programas de apoyo a ahorradores	54,216,500,000

Total	1,079,087,054,656

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ANEXO 9. MONTOS MÁXIMOS DE ADJUDICACIÓN MEDIANTE PROCEDIMIENTO DE ADJUDICACIÓN DIRECTA Y DE INVITACIÓN A CUANDO MENOS TRES PERSONAS, ESTABLECIDOS EN MILES DE PESOS, SIN CONSIDERAR EL IMPUESTO AL VALOR AGREGADO

Adquisiciones, Arrendamientos y Servicios
Presupuesto autorizado de adquisiciones, arrendamientos y servicios		Monto máximo total de cada operación que podrá adjudicarse directamente	Monto máximo total de cada operación que podrá adjudicarse mediante invitación a cuando menos tres personas
Mayor de	Hasta	Dependencias y Entidades	Dependencias y Entidades
	15,000	270	1,980
15,000	30,000	285	2,200
30,000	50,000	305	2,420
50,000	100,000	325	2,710
100,000	150,000	390	3,450
150,000	250,000	450	4,190
250,000	350,000	485	4,760
350,000	450,000	510	5,250
450,000	600,000	530	5,730
600,000	750,000	565	6,460
750,000	1,000,000	600	7,180
1,000,000	1,250,000	656	8,400
1,250,000	1,500,000	715	9,600
1,500,000	—	770	10,810

Obras Públicas y Servicios Relacionados con las Mismas
Presupuesto autorizado para realizar obras públicas y servicios relacionados con las mismas		Monto máximo total de cada obra pública que podrá adjudicarse directamente	Monto máximo total de cada servicio relacionado con obra pública que podrá adjudicarse directamente	Monto máximo total de cada obra pública que podrá adjudicarse mediante invitación a cuando menos tres personas	Monto máximo total de cada servicio relacionado con obra pública que podrá adjudicarse mediante invitación a cuando menos tres personas
Mayor de	Hasta	Dependencias y Entidades	Dependencias y Entidades	Dependencias y Entidades	Dependencias y Entidades
	15,000	435	195	3,290	2,500
15,000	30,000	490	245	3,710	2,690
30,000	50,000	550	290	4,120	3,230
50,000	100,000	625	335	4,680	3,760
100,000	150,000	815	390	6,060	4,480
150,000	250,000	965	435	7,320	5,370
250,000	350,000	1,075	530	8,160	5,910
350,000	450,000	1,180	580	9,000	6,430
450,000	600,000	1,290	675	9,840	7,700
600,000	750,000	1,450	775	11,100	8,790
750,000	1,000,000	1,615	875	12,350	9,850
1,000,000	1,250,000	1,885	975	14,500	11,100
1,250,000	1,500,000	2,155	1,100	16,500	12,450
1,500,000	2,700,000	2,425	1,230	18,700	13,950
2,700,000	—	2,720	1,380	20,200	15,630

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ANEXO 10. EROGACIONES PARA EL DESARROLLO INTEGRAL DE LOS PUEBLOS Y COMUNIDADES INDÍGENAS (pesos)

Ramo	Denominación	Monto
Total		141,809,212,483
	04 Gobernación	15,918,681
	Conducción de la política interior	13,719,029
	Protección y defensa de los derechos humanos	2,199,652
	08 Agricultura y Desarrollo Rural	10,291,802,597
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	299,059,237
	Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)	1,305,576,274
	Precios de Garantía a Productos Alimentarios Básicos	937,155,847
	Producción para el Bienestar	7,329,556,166
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	420,455,074
	09 Infraestructura, Comunicaciones y Transportes	2,824,289,143
	Proyectos de construcción de carreteras alimentadoras y caminos rurales	432,000,000
	Conservación de infraestructura de caminos rurales y carreteras alimentadoras	2,320,289,143
	Estudios y proyectos de construcción de caminos rurales y carreteras alimentadoras	72,000,000
	11 Educación Pública	17,471,805,156
	Educación para Adultos (INEA)	98,554,418
	Educación Inicial y Básica Comunitaria	1,112,479,896
	Normar los servicios educativos	116,244,382
	Programa de Becas de Educación Básica para el Bienestar Benito Juárez	9,778,195,132
	Programa de Becas Elisa Acuña	1,712,713
	La Escuela es Nuestra	1,271,484,406
	Jóvenes Escribiendo el Futuro	1,116,241,115
	Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	3,755,433,121
	Universidades para el Bienestar Benito Juárez García	221,459,973
12 Salud		9,231,561,522
	Rectoría en Salud	9,800,000
	Prevención y control de enfermedades	45,464,726
	Salud materna, sexual y reproductiva	18,314,627
	Fortalecimiento a la atención médica	312,224,933
	Atención a la Salud y Medicamentos Gratuitos para la Población sin Seguridad Social Laboral	8,845,757,236
	15 Desarrollo Agrario, Territorial y Urbano	766,006,404
	Procuración de justicia agraria	260,542,459
	Programa de Atención de Conflictos Agrarios	34,080,930
	Programa de Mejoramiento Urbano (PMU)	354,369,018
	Programa Nacional de Reconstrucción	117,013,997
	16 Medio Ambiente y Recursos Naturales	4,547,664,945
	Infraestructura de agua potable, alcantarillado y saneamiento	1,937,134,334
	Infraestructura para la modernización y rehabilitación de riego y temporal tecnificado	1,623,211,123
	Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	306,204

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Programa de Conservación para el Desarrollo Sostenible	44,354,014
Agua Potable, Drenaje y Tratamiento	402,383,524
Programa de Apoyo a la Infraestructura Hidroagrícola	221,883,181
Desarrollo Forestal Sustentable para el Bienestar	318,392,565
19 Aportaciones a Seguridad Social	7,195,312,480
Programa IMSS-BIENESTAR	7,195,312,480
20 Bienestar	71,611,221,452
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	515,973,385
Pensión para el Bienestar de las Personas Adultas Mayores	39,529,195,855
Sembrando Vida	31,566,052,213
33 Aportaciones Federales para Entidades Federativas y Municipios	13,624,613,742
FAIS Municipal y de las Demarcaciones Territoriales del Distrito Federal	9,964,392,078
FAM Asistencia Social	3,660,221,664
35 Comisión Nacional de los Derechos Humanos	17,900,418
Protección y defensa de los Derechos Humanos de los integrantes de pueblos y comunidades indígenas y afrodescendientes, así como de las personas indígenas y afrodescendientes privadas de la libertad.	17,900,418
38 Consejo Nacional de Ciencia y Tecnología	36,000,000
Becas de posgrado y apoyos a la calidad	36,000,000
47 Entidades no Sectorizadas	4,110,419,656
Actividades de apoyo Administrativo	178,256,286
Actividades de apoyo a la función pública y buen gobierno	12,458,364
Planeación y Articulación de la Acción Pública hacia los Pueblos Indígenas	1,034,833,115
Programa de Apoyo a la Educación Indígena	1,831,417,357
Programa para el Bienestar Integral de los Pueblos Indígenas	1,053,454,534
48 Cultura	64,696,287
Educación y cultura indígena	64,696,287

ANEXO 11. PROGRAMA ESPECIAL CONCURRENTE PARA EL DESARROLLO RURAL SUSTENTABLE (millones de pesos)

Vertiente	Programa PEC / Ramo / Componente / Subcomponente / Rama Productiva	Monto
	Total	404,149.0
Competitividad		49,130.6
	Programa de Fomento a la Inversión y Productividad	49,130.6
	Agricultura y Desarrollo Rural	49,130.6
	Fertilizantes	16,684.1
	Precios de Garantía a Productos Alimentarios Básicos	11,957.2
	Producción para el Bienestar	15,506.9
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	1,638.3
	Programa de Sanidad e Inocuidad Agroalimentaria	3,344.1
Medio Ambiente		2,063.2
	Programa de Sustentabilidad de los Recursos Naturales	2,063.2
	Agricultura y Desarrollo Rural	50.4
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	50.4

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	Medio Ambiente y Recursos Naturales	2,012.7
	Forestal	1,557.2
	Protección al medio ambiente en el medio rural	455.5
	Desarrollo Regional Sustentable	147.8
	PROFEPA	231.1
	Vida Silvestre	76.6
Educativa		60,323.3
	Programa de Educación e Investigación	60,323.3
	Agricultura y Desarrollo Rural	6,961.2
	Colegio de Postgraduados	1,607.7
	Colegio Superior Agropecuario del Estado de Guerrero (CSAEGRO)	109.1
	Instituto Nacional de Investigaciones Forestales, Agrícolas y Pecuarias (INIFAP)	1,416.0
	Instituto Nacional de Pesca y Acuacultura (INAPESCA)	485.9
	Universidad Autónoma Chapingo	3,342.5
	Educación Pública	53,362.2
	Desarrollo de Capacidades Educación	17,762.1
	Educación Básica para el Bienestar Benito Juárez	22,000.9
	Educación Tecnológica Agropecuaria y Ciencias del Mar	12,406.4
	Universidad Autónoma Agraria Antonio Narro	1,192.6
Social		129,927.7
	Programa de atención a la pobreza en el medio rural	122,763.9
	Relaciones Exteriores	75.0
	Atención a migrantes	75.0
	Bienestar	118,578.5
	Atención a la población agraria	118,578.5
	Pensión para el Bienestar de las Personas Adultas Mayores	81,441.9
	Sembrando Vida	37,136.5
	Entidades no Sectorizadas	4,110.4
	Atención a la población indígena y afromexicana (INPI)	4,110.4
	Programa de Derecho a la Alimentación	3,711.7
	Agricultura y Desarrollo Rural	3,711.7
	Programa de Abasto Rural a cargo de DICONSA S.A. de C.V.	2,352.4
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	1,359.4
	Programa de apoyo a la adquisición de leche	3,452.0
	Agricultura y Desarrollo Rural	3,452.0
	Adquisición de leche nacional	3,452.0
Infraestructura		89,619.9
	Programa de infraestructura en el medio rural	89,619.9
	Infraestructura, Comunicaciones y Transportes	5,774.3

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	Infraestructura	5,774.3
	Mantenimiento de Caminos Rurales	5,774.3
	Medio Ambiente y Recursos Naturales	4,573.6
	IMTA	220.8
	Infraestructura Hidroagrícola	1,159.4
	Programas Hidráulicos	3,193.4
	Aportaciones Federales para Entidades Federativas y Municipios	79,272.0
	Aportaciones Federales para Entidades Federativas y Municipios	79,272.0
Salud		62,931.9
	Programa de atención a las condiciones de salud en el medio rural	62,931.9
	Salud	41,996.5
	Salud en población rural	41,996.5
	Desarrollo de Capacidades Salud	568.6
	Sistema de Protección Social en Salud (SPSS)	41,427.9
	Programa de atención a la salud y medicamentos gratuitos para la población sin seguridad social laboral	41,427.9
	Aportaciones a Seguridad Social	20,935.4
	IMSS-BIENESTAR	20,628.2
	Seguridad Social Cañeros	307.2
Agraria		127.3
	Programa para la atención de aspectos agrarios	127.3
	Desarrollo Agrario, Territorial y Urbano	127.3
	Atención de aspectos agrarios	127.3
	Archivo General Agrario	127.3
Administrativa		10,025.1
	Gasto Administrativo	10,025.1
	Agricultura y Desarrollo Rural	7,221.9
	Comité Nacional para el Desarrollo Sustentable de la Caña de Azúcar	17.2
	CONAPESCA	633.7
	CONAZA	64.1
	Dependencia SADER	4,340.7
	FIRCO	280.4
	INCA RURAL	34.9
	SENASICA	1,698.0
	SIAP	96.4
	SNICS	56.4
	Desarrollo Agrario, Territorial y Urbano	1,905.4
	Dependencia SEDATU	1,905.4
	Tribunales Agrarios	897.8
	Tribunales Agrarios	897.8

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ANEXO 11.1 DISTRIBUCIÓN DE RECURSOS POR ENTIDAD FEDERATIVA (millones de pesos)

Entidad	Sanidad e Inocuidad Agroalimentaria
Aguascalientes	23.5
Baja California	31.6
Baja California Sur	30.8
Campeche	55.2
Coahuila	51.5
Colima	27.6
Chiapas	110.8
Chihuahua	76.2
Ciudad de México	3.9
Durango	58.2
Guanajuato	69.0
Guerrero	68.7
Hidalgo	53.4
Jalisco	110.1
Estado de México	47.7
Michoacán	121.3
Morelos	36.2
Nayarit	66.2
Nuevo León	50.8
Oaxaca	50.0
Puebla	69.3
Querétaro	27.5
Quintana Roo	28.9
San Luis Potosí	58.2
Sinaloa	227.5
Sonora	94.1
Tabasco	58.9
Tamaulipas	85.0
Tlaxcala	14.1
Veracruz	109.1
Yucatán	50.6
Zacatecas	45.6

Total	2,011.6

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ANEXO 12. PROGRAMA DE CIENCIA, TECNOLOGÍA E INNOVACIÓN (pesos)

Ramo Unidad Responsable		Recursos Fiscales	Recursos Propios	MONTO
Total		108,487,576,082	20,258,723,936	128,746,300,018
05	Relaciones Exteriores	5,300,000	0	5,300,000
K00	Agencia Mexicana de Cooperación Internacional para el Desarrollo	5,300,000		5,300,000
08	Agricultura y Desarrollo Rural	5,641,032,442	312,391,000	5,953,423,442
A1I	Universidad Autónoma Chapingo	2,793,335,584	3,600,000	2,796,935,584
D00	Colegio Superior Agropecuario del Estado de Guerrero	364,326		364,326
IZC	Colegio de Postgraduados	1,520,081,202	24,291,000	1,544,372,202
JAG	Instituto Nacional de Investigaciones Forestales, Agrícolas y Pecuarias	1,327,251,330	284,500,000	1,611,751,330
09	Infraestructura, Comunicaciones y Transportes	215,428,763	500,000	215,928,763
A00	Instituto Mexicano del Transporte	146,436,321		146,436,321
JZN	Agencia Espacial Mexicana	68,992,442	500,000	69,492,442
10	Economía	392,291,860	1,314,528,511	1,706,820,371
K2H	Centro Nacional de Metrología	165,759,992	105,748,174	271,508,166
K8V	Instituto Mexicano de la Propiedad Industrial		236,525,984	236,525,984
LAT	Procuraduría Federal del Consumidor		5,648,785	5,648,785
LAU	Servicio Geológico Mexicano	226,531,868	966,605,568	1,193,137,436
11	Educación Pública	48,070,914,886	1,823,635,265	49,894,550,151
511	Dirección General de Educación Superior Universitaria e Intercultural	9,322,417,657		9,322,417,657
514	Dirección General de Universidades Tecnológicas y Politécnicas	712,990,632		712,990,632
600	Subsecretaría de Educación Media Superior	1,579,227		1,579,227
611	Dirección General de Educación Tecnológica Industrial y de Servicios	1,262,424		1,262,424
A00	Universidad Pedagógica Nacional	118,170,415		118,170,415
A2M	Universidad Autónoma Metropolitana	4,098,785,614	79,928,953	4,178,714,567
A3Q	Universidad Nacional Autónoma de México	17,172,699,416	931,528,380	18,104,227,796
B00	Instituto Politécnico Nacional	5,018,938,843		5,018,938,843
K00	Universidad Abierta y a Distancia de México	31,261,549		31,261,549
L3P	Centro de Enseñanza Técnica Industrial	161,842,370	149,536	161,991,906
L4J	Centro de Investigación y de Estudios Avanzados del Instituto Politécnico Nacional	2,735,882,153	566,231,241	3,302,113,394
L6H	Comisión de Operación y Fomento de Actividades Académicas del Instituto Politécnico Nacional	98,758,934	94,277,723	193,036,657
L8K	El Colegio de México, A.C.	672,678,120	145,229,506	817,907,626
M00	Tecnológico Nacional de México	6,837,281,893		6,837,281,893
MGH	Universidad Autónoma Agraria Antonio Narro	1,086,365,639	6,289,926	1,092,655,565
12	Salud	10,281,641,056	311,234,318	10,592,875,374
100	Secretaría	30,941,766		30,941,766
610	Dirección General de Calidad y Educación en Salud	6,261,493,714		6,261,493,714
M7A	Centro Regional de Alta Especialidad de Chiapas	6,857,036		6,857,036
M7F	Instituto Nacional de Psiquiatría Ramón de la Fuente Muñiz	119,360,528	12,066,120	131,426,648
M7K	Centros de Integración Juvenil, A.C.	28,819,686	390,190	29,209,876
N00	Servicios de Atención Psiquiátrica	388,912		388,912
NAW	Hospital Juárez de México	272,244,204	250,000	272,494,204

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

NBB	Hospital General “Dr. Manuel Gea González”	115,617,360		115,617,360
NBD	Hospital General de México “Dr. Eduardo Liceaga”	273,057,380	5,548,063	278,605,443
NBG	Hospital Infantil de México Federico Gómez	244,914,640	4,000,000	248,914,640
NBQ	Hospital Regional de Alta Especialidad del Bajío	12,838,125	311,790	13,149,915
NBR	Hospital Regional de Alta Especialidad de Oaxaca	7,714,248	313,000	8,027,248
NBS	Hospital Regional de Alta Especialidad de la Península de Yucatán	145,741,314	5,300,000	151,041,314
NBT	Hospital Regional de Alta Especialidad de Ciudad Victoria “Bicentenario 2010”	1,623,395	1,833,607	3,457,002
NBU	Hospital Regional de Alta Especialidad de Ixtapaluca	8,585,803	1,727,024	10,312,827
NBV	Instituto Nacional de Cancerología	136,230,920		136,230,920
NCA	Instituto Nacional de Cardiología Ignacio Chávez	202,311,293	30,779,635	233,090,928
NCD	Instituto Nacional de Enfermedades Respiratorias Ismael Cosío Villegas	252,630,084	23,015,535	275,645,619
NCE	Instituto Nacional de Geriatría	68,910,238	8,000,000	76,910,238
NCG	Instituto Nacional de Ciencias Médicas y Nutrición Salvador Zubirán	416,415,041	54,266,810	470,681,851
NCH	Instituto Nacional de Medicina Genómica	212,520,533	29,650,000	242,170,533
NCK	Instituto Nacional de Neurología y Neurocirugía Manuel Velasco Suárez	125,182,326	12,305,205	137,487,531
NCZ	Instituto Nacional de Pediatría	306,450,149	3,705,000	310,155,149
NDE	Instituto Nacional de Perinatología Isidro Espinosa de los Reyes	250,359,447	7,058,660	257,418,107
NDF	Instituto Nacional de Rehabilitación Luis Guillermo Ibarra Ibarra	176,914,755	27,815,817	204,730,572
NDY	Instituto Nacional de Salud Pública	530,479,293	59,606,021	590,085,314
NEF	Laboratorios de Biológicos y Reactivos de México, S.A. de C.V.		23,291,841	23,291,841
NHK	Sistema Nacional para el Desarrollo Integral de la Familia	73,038,866		73,038,866
13	Marina	14,700,000	0	14,700,000
122	Unidad de Investigación y Desarrollo Tecnológico	14,700,000		14,700,000
16	Medio Ambiente y Recursos Naturales	406,673,632	200,000,000	606,673,632
RJE	Instituto Mexicano de Tecnología del Agua	220,751,899	200,000,000	420,751,899
RJJ	Instituto Nacional de Ecología y Cambio Climático	185,921,733		185,921,733
18	Energía	8,182,861,073	8,947,200,272	17,130,061,345
211	Dirección General de Energías Limpias	273,016,786		273,016,786
300	Subsecretaría de Electricidad	7,000,000,000		7,000,000,000
T0K	Instituto Nacional de Electricidad y Energías Limpias	308,682,392	708,979,878	1,017,662,270
T0O	Instituto Mexicano del Petróleo		7,892,605,112	7,892,605,112
T0Q	Instituto Nacional de Investigaciones Nucleares	601,161,895	345,615,282	946,777,177
21	Turismo	17,668,118	0	17,668,118
416	Dirección General de Profesionalización y Competitividad Turística	17,668,118		17,668,118

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

23	Provisiones Salariales y Económicas	3,170,300,000	0	3,170,300,000
411	Unidad de Política y Control Presupuestario	3,170,300,000		3,170,300,000
36	Seguridad y Protección Ciudadana	75,339,895	0	75,339,895
E00	Centro Nacional de Prevención de Desastres	75,339,895		75,339,895
38	Consejo Nacional de Ciencia y Tecnología	31,655,085,408	3,982,093,114	35,637,178,522
90A	Centro de Investigación en Ciencias de Información Geoespacial, A.C.	68,550,716.00	8,118,939	76,669,655
90C	Centro de Investigación en Matemáticas, A.C.	211,092,957	22,466,126	233,559,083
90E	Centro de Investigación en Materiales Avanzados, S.C.	214,806,003	25,227,586	240,033,589
90G	CIATEC, A.C. “Centro de Innovación Aplicada en Tecnologías Competitivas”	212,747,424	66,792,699	279,540,123
90I	Centro de Investigación y Asistencia en Tecnología y Diseño del Estado de Jalisco, A.C.	218,317,934	53,627,750	271,945,684
90K	Centro de Investigación y Desarrollo Tecnológico en Electroquímica, S.C.	128,646,250	28,996,504	157,642,754
90M	Centro de Investigación y Docencia Económicas, A.C.	431,124,753	45,980,690	477,105,443
90O	Centro de Investigaciones Biológicas del Noroeste, S.C.	535,185,657	22,633,594	557,819,251
90Q	Centro de Investigación Científica de Yucatán, A.C.	308,465,724	46,479,358	354,945,082
90S	Centro de Investigaciones en Óptica, A.C.	207,187,879	7,054,791	214,242,670
90U	Centro de Investigación en Química Aplicada	216,858,423	35,273,794	252,132,217
90W	Centro de Investigaciones y Estudios Superiores en Antropología Social	351,350,910	6,226,926	357,577,836
90X	Consejo Nacional de Ciencia y Tecnología	24,602,585,953	2,000,000	24,604,585,953
90Y	CIATEQ, A.C. Centro de Tecnología Avanzada	312,995,536	212,215,760	525,211,296
91A	Corporación Mexicana de Investigación en Materiales, S.A. de C.V.		1,149,335,738	1,149,335,738
91C	El Colegio de la Frontera Norte, A.C.	358,503,281	38,982,012	397,485,293
91E	El Colegio de la Frontera Sur	408,656,429	40,797,986	449,454,415
91I	El Colegio de Michoacán, A.C.	166,788,224	2,710,494	169,498,718
91K	El Colegio de San Luis, A.C.	131,954,476	12,000,000	143,954,476
91M	INFOTEC Centro de Investigación e Innovación en Tecnologías de la Información y Comunicación		1,183,608,926	1,183,608,926
91O	Fondo para el Desarrollo de Recursos Humanos	95,092,591	252,596,711	347,689,302
91Q	Instituto de Ecología, A.C.	315,302,544	64,444,142	379,746,686
91S	Instituto de Investigaciones “Dr. José María Luis Mora”	209,954,212	4,536,795	214,491,007
91U	Instituto Nacional de Astrofísica, Óptica y Electrónica	398,467,813	36,082,800	434,550,613
91W	Instituto Potosino de Investigación Científica y Tecnológica, A.C.	159,111,631	103,904,285	263,015,916
9ZU	Centro de Ingeniería y Desarrollo Industrial	346,965,700	373,215,316	720,181,016
9ZW	Centro de Investigación Científica y de Educación Superior de Ensenada, Baja California	619,052,201	85,599,937	704,652,138
9ZY	Centro de Investigación en Alimentación y Desarrollo, A.C.	425,320,187	51,183,455	476,503,642
48	Cultura	149,042,031	0	149,042,031
D00	Instituto Nacional de Antropología e Historia	149,042,031		149,042,031
49	Fiscalía General de la República	126,844,006	45,000,000	171,844,006
SKC	Instituto Nacional de Ciencias Penales	126,844,006	45,000,000	171,844,006
	Instituto Mexicano del Seguro Social	0	945,707,700	945,707,700
GYR	Instituto Mexicano del Seguro Social		945,707,700	945,707,700
	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	82,452,912	50,065,731	132,518,643
GYN	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	82,452,912	50,065,731	132,518,643
	Comisión Federal de Electricidad	0	2,326,368,025	2,326,368,025
TVV	CFE Consolidado		2,326,368,025	2,326,368,025

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 13. EROGACIONES PARA LA IGUALDAD ENTRE MUJERES Y HOMBRES (pesos)

Ramo	Denominación	Monto
TOTAL		348,362,409,335
01 Poder Legislativo		6,000,000
	Actividades derivadas del trabajo legislativo	6,000,000
	H. Cámara de Senadores	6,000,000
04 Gobernación		1,138,657,952
	Promover la atención y prevención de la violencia contra las mujeres	342,171,103
	Planeación demográfica del país	3,000,000
	Protección y defensa de los derechos humanos	1,532,783
	Promover la Protección de los Derechos Humanos y Prevenir la Discriminación	10,000,000
	Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas (PAIMEF)	318,638,252
	Programa de Apoyo para Refugios Especializados para Mujeres Víctimas de Violencia de Género, sus hijas e hijos	463,315,814
05 Relaciones Exteriores		17,000,000
	Atención, protección, servicios y asistencia consulares	12,000,000
	Actividades de apoyo Administrativo	4,000,000
	Promoción y defensa de los intereses de México en el ámbito multilateral	1,000,000
06 Hacienda y Crédito Público		4,000,000
	Actividades de apoyo Administrativo	4,000,000
07 Defensa Nacional		140,925,546
	Programa de igualdad entre mujeres y hombres SDN	140,925,546
08 Agricultura y Desarrollo Rural		14,813,503,356
	Adquisición de leche nacional	552,324,996
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	802,022,500
	Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)	1,458,481,603
	Precios de Garantía a Productos Alimentarios Básicos	3,348,010,067

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

	Fertilizantes	4,065,751,105
	Producción para el Bienestar	4,206,131,439
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	380,781,646
09 Infraestructura, Comunicaciones y Transportes		14,452,276
	Definición, conducción y supervisión de la política de comunicaciones y transportes	14,452,276
10 Economía		209,243
	Actividades de apoyo Administrativo	209,243
11 Educación Pública		90,775,455,574
	Servicios de Educación Media Superior	3,808,376,242
	Servicios de Educación Superior y Posgrado	14,068,668,871
	Investigación Científica y Desarrollo Tecnológico	5,001,026,850
	Políticas de igualdad de género en el sector educativo	891,733
	Actividades de apoyo Administrativo	1,052,864
	Programa de Becas de Educación Básica para el Bienestar Benito Juárez	27,817,979,470
	Programa de Becas Elisa Acuña	881,059,798
	Programa para el Desarrollo Profesional Docente	17,741,944
	Programa de Cultura Física y Deporte	844,494,386
	Programa Nacional de Inglés	695,139,618
	La Escuela es Nuestra	12,985,372,656
	Jóvenes Escribiendo el Futuro	5,581,205,574
	Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	18,777,165,606
	Universidades para el Bienestar Benito Juárez García	295,279,963
12 Salud		5,370,220,264
	Formación y capacitación de recursos humanos para la salud	22,553,108
	Investigación y desarrollo tecnológico en salud	183,316,039
	Atención a la Salud	1,295,646,058
	Prevención y atención contra las adicciones	56,802,214
	Programa de vacunación	834,000,000
	Prevención y atención de VIH/SIDA y otras ITS	432,414,417
	Salud materna, sexual y reproductiva	2,115,941,499
	Prevención y Control de Sobrepeso, Obesidad y Diabetes	429,546,929
13 Marina		6,860,000
	Sistema Educativo naval y programa de becas	6,860,000
14 Trabajo y Previsión Social		11,211,181,961
	Procuración de justicia laboral	40,000,000
	Ejecución de los programas y acciones de la Política Laboral	27,407,834
	Jóvenes Construyendo el Futuro	11,143,774,127
15 Desarrollo Agrario, Territorial y Urbano		8,752,858,536
	Política de Desarrollo Urbano y Ordenamiento del Territorio	12,627,541
	Programa de Vivienda Social	2,096,996,752
	Programa de Mejoramiento Urbano (PMU)	6,350,699,250
	Programa Nacional de Reconstrucción	292,534,993
16 Medio Ambiente y Recursos Naturales		137,961,760
	Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	359,890
	Programa de Conservación para el Desarrollo Sostenible	73,923,357
	Desarrollo Forestal Sustentable para el Bienestar	63,678,513

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

18 Energía	5,180,156
Regulación y supervisión de actividades nucleares y radiológicas	99,760
Actividades de apoyo Administrativo	4,930,396
Gestión, promoción, supervisión y evaluación del aprovechamiento sustentable de la energía	150,000
19 Aportaciones a Seguridad Social	278,000
Apoyo Económico a Viudas de Veteranos de la Revolución Mexicana	278,000
20 Bienestar	208,024,225,863
Articulación de Políticas Integrales de Juventud	23,593,968
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	2,692,368,842
Pensión para el Bienestar de las Personas Adultas Mayores	193,424,572,808
Sembrando Vida	11,883,690,245
21 Turismo	5,500,000
Planeación y conducción de la política de turismo	5,500,000
22 Instituto Nacional Electoral	54,093,335
Gestión Administrativa	1,048,600
Capacitación y educación para el ejercicio democrático de la ciudadanía	28,929,664
Actualización del padrón electoral y expedición de la credencial para votar	2,000,014
Dirección, soporte jurídico electoral y apoyo logístico	9,485,592
Otorgamiento de prerrogativas a partidos políticos, fiscalización de sus recursos y administración de los tiempos del estado en radio y televisión	9,241,982
Vinculación con la sociedad	733,542
Tecnologías de información y comunicaciones	2,653,941
35 Comisión Nacional de los Derechos Humanos	38,343,575
Realizar la promoción y observancia en el monitoreo, seguimiento y evaluación del impacto de la política nacional en materia de igualdad entre mujeres y hombres	33,253,355
Actividades relacionadas a la Igualdad de Género Institucional.	5,090,220
36 Seguridad y Protección Ciudadana	3,854,560
Implementar las políticas, programas y acciones tendientes a garantizar la seguridad pública de la Nación y sus habitantes	3,854,560
38 Consejo Nacional de Ciencia y Tecnología	6,511,183,751
Becas de posgrado y apoyos a la calidad	6,511,183,751
40 Información Nacional Estadística y Geográfica	55,193,293
Producción y difusión de información estadística y geográfica	55,193,293
43 Instituto Federal de Telecomunicaciones	9,105,947
Fortalecimiento e innovación institucional para el desarrollo de los sectores de Telecomunicaciones y Radiodifusión	2,570,000
Regulación de los servicios de Telecomunicaciones y Radiodifusión y fortalecimiento de los derechos de sus usuarios y audiencias	120,000
Actividades de apoyo Administrativo	6,415,947

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

145 Comisión Reguladora de Energía	285,000
Regulación y permisos de electricidad	92,500
Regulación y permisos de Hidrocarburos	92,500
Actividades de apoyo Administrativo	100,000
47 Entidades no Sectorizadas	1,158,080,973
Atención a Víctimas	47,950,338
Actividades de apoyo administrativo	13,832,663
Actividades de apoyo a la función pública y buen gobierno	8,850,561
Fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	503,730,588
Programa para el Adelanto, Bienestar e Igualdad de las Mujeres	400,274,999
Programa para el Bienestar Integral de los Pueblos Indígenas	183,441,824
48 Cultura	31,937,153
Desarrollo Cultural	27,972,617
Programa Nacional de Becas Artísticas y Culturales	3,964,536
49 Fiscalía General de la República	75,861,261
Investigar y perseguir los delitos cometidos en materia de derechos humanos	67,407,715
Realizar investigación académica en el marco de las ciencias penales	500,589
Investigar, perseguir y prevenir delitos del orden electoral	2,000,000
Promover la formación profesional y capacitación del capital humano	1,300,000
Actividades de apoyo Administrativo	4,652,957
18 Energía 1/	125,000
Dirección, coordinación y control de la operación del Sistema Eléctrico Nacional	125,000
Instituto Mexicano del Seguro Social 1/	25,283,369,667
Prevención y Control de Enfermedades	2,379,737,819
Servicios de guardería	14,638,599,366
Atención a la Salud	8,265,032,482
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado 1/	3,462,551,957
Equidad de Género	1,501,109
Prevención y control de enfermedades	3,461,050,848
Petróleos Mexicanos 1/	12,700,000
Actividades de apoyo Administrativo	12,700,000
Comisión Federal de Electricidad 1/	5,443,186
Operación y mantenimiento de las centrales generadoras de energía eléctrica	2,684,850
Operación y mantenimiento de la Red Nacional de Transmisión	283,475
Operación y mantenimiento de la infraestructura del proceso de distribución de energía eléctrica	1,200,000
Comercialización de energía eléctrica y productos asociados	520,000
Prestación de servicios corporativos	519,861
Funciones en relación con Estrategias de Negocios Comerciales, así como potenciales nuevos negocios	85,000
Actividades de apoyo Administrativo	90,000
Planeación Estratégica de la Comisión Federal de Electricidad	60,000

1/	El presupuesto no suma en el total, por ser recursos propios.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 14. RECURSOS PARA LA ATENCIÓN DE GRUPOS VULNERABLES (pesos)

Ramo	Denominación	Monto
Total		490,488,382,627
	04 Gobernación	469,582,926
	Consejo Nacional para Prevenir la Discriminación	150,944,674
	Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas (PAIMEF)	318,638,252
	05 Relaciones Exteriores	129,000,000
	Atención, protección, servicios y asistencia consulares	129,000,000
	11 Educación Pública	44,454,972,489
	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	28,503,887
	Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	7,510,866,242
	Educación para Adultos (INEA)	312,088,990
	Fortalecimiento de los Servicios de Educación Especial (PFSEE)	725,690,403
	Jóvenes Escribiendo el Futuro	2,232,482,229
	La Escuela es Nuestra	25,700,216,716
	Programa de Becas de Educación Básica para el Bienestar Benito Juárez	6,984,425,094
	Programa de Becas Elisa Acuña	1,039,046
	Universidades para el Bienestar Benito Juárez García	959,659,881
	12 Salud	12,900,657,965
	Asistencia social y protección del paciente	558,206,119
	Atención a la Salud	8,736,085,710
	Formación y capacitación de recursos humanos para la salud	111,024,977
	Investigación y desarrollo tecnológico en salud	131,697,566
	Prevención y atención de VIH/SIDA y otras ITS	493,113,788
	Programa de Atención a Personas con Discapacidad	28,231,259
	Programa Nacional de Reconstrucción	277,777,778
	Salud materna, sexual y reproductiva	978,877,315
	Servicios de asistencia social integral	1,585,643,453
	14 Trabajo y Previsión Social	14,514,314,199
	Ejecución de los programas y acciones de la Política Laboral	27,407,834
	Jóvenes Construyendo el Futuro	14,486,906,365
	15 Desarrollo Agrario, Territorial y Urbano	1,818,597,487
	Programa de Vivienda Social	1,233,527,501
	Programa Nacional de Reconstrucción	585,069,986
	19 Aportaciones a Seguridad Social	17,018,847,189
	Programa IMSS-BIENESTAR	17,018,847,189
	20 Bienestar	394,967,910,148
	Articulación de Políticas Integrales de Juventud	23,593,968
	Desarrollo integral de las personas con discapacidad	33,018,714
	Pensión para el Bienestar de las Personas Adultas Mayores	329,161,115,130
	Pensión para el Bienestar de las Personas con Discapacidad Permanente	25,514,708,767

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	2,780,163,478
Sembrando Vida	37,136,532,015
Servicios a grupos con necesidades especiales	318,778,076
35 Comisión Nacional de los Derechos Humanos	39,045,368
Atender asuntos relacionados con víctimas del delito y de violaciones a derechos humanos	23,727,177
Atender asuntos relativos a la aplicación del Mecanismo Independiente de Monitoreo Nacional de la Convención sobre los Derechos de las Personas con Discapacidad	15,318,191
47 Entidades no Sectorizadas	4,110,419,656
Actividades de apoyo a la función pública y buen gobierno	12,458,364
Actividades de apoyo administrativo	178,256,286
Planeación y Articulación de la Acción Pública hacia los Pueblos Indígenas	1,034,833,115
Programa para el Bienestar Integral de los Pueblos Indígenas	1,053,454,534
Programa de Apoyo a la Educación Indígena	1,831,417,357
48 Cultura	64,696,287
Educación y cultura indígena	64,696,287
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	338,914
Atención a Personas con Discapacidad	338,914

ANEXO 15. ESTRATEGIA DE TRANSICIÓN PARA PROMOVER EL USO DE TECNOLOGÍAS Y COMBUSTIBLES MÁS LIMPIOS (pesos)

Ramo	Denominación	MONTO
Total		10,288,251,108
04 Gobernación		973,764
12 Salud		6,776,998
16 Medio Ambiente y Recursos Naturales		2,015,438
	Procuraduría Federal de Protección al Ambiente	2,015,438
18 Energía		356,012,681
	Secretaría de Energía	273,016,786
	Comisión Nacional para el Uso Eficiente de la Energía	82,595,895
	Instituto Nacional de Electricidad y Energías Limpias	400,000
Petróleos Mexicanos		359,643,129
	Pemex Exploración y Producción	45,315,769
	Pemex Transformación Industrial	314,327,360
Comisión Federal de Electricidad		9,562,829,099
	CFE Consolidado*	9,562,829,099

*	Incluye la Inversión Financiada de los Proyectos de Infraestructura Productiva de Largo Plazo.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 16. RECURSOS PARA LA ADAPTACIÓN Y MITIGACIÓN DE LOS EFECTOS DEL CAMBIO CLIMÁTICO (pesos)

Ramo	Denominación	Monto
TOTAL		187,968,487,439
	08 Agricultura y Desarrollo Rural	2,002,670,308
	Desarrollo, aplicación de programas educativos e investigación en materia agroalimentaria	7,566,842
	Generación de Proyectos de Investigación	993,040
	Actividades de apoyo administrativo	7,354,975
	Diseño y Aplicación de la Política Agropecuaria	10,267,809
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	394,214,449
	Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)	940,955,873
	Sanidad e Inocuidad Agroalimentaria	97,723,562
	Producción para el Bienestar	539,999,994
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	3,593,764
	09 Infraestructura, Comunicaciones y Transportes	105,000,000
	Reconstrucción y Conservación de Carreteras	105,000,000
	10 Economía	7,315,280
	Estudios de preinversión 1/	7,315,280
	11 Educación Pública	3,286,151,485
	Servicios de Educación Media Superior	1,535,250,562
	Servicios de Educación Superior y Posgrado	278,157,169
	Investigación Científica y Desarrollo Tecnológico	1,448,571,591
	Programa de Becas Elisa Acuña	2,965,387
	Subsidios para organismos descentralizados estatales	21,206,776
	12 Salud	377,097,689
	Protección Contra Riesgos Sanitarios	13,243,124
	Vigilancia epidemiológica	363,854,565
13 Marina		13,005,275
	Emplear el Poder Naval de la Federación para salvaguardar la soberanía y seguridad nacionales	13,005,275
	15 Desarrollo Agrario, Territorial y Urbano	676,187,508
	Programa de Vivienda Social	41,117,583
	Programa de Mejoramiento Urbano (PMU)	635,069,925
	16 Medio Ambiente y Recursos Naturales	7,000,717,956
	Capacitación Ambiental y Desarrollo Sustentable	4,294,319
	Investigación científica y tecnológica	204,197,496
	Protección Forestal	1,416,184,853
	Investigación en Cambio Climático, Sustentabilidad y Crecimiento Verde	169,960,631
	Conservación y Manejo de Áreas Naturales Protegidas	65,700,328
	Regulación Ambiental	79,833,666
	Inspección y Vigilancia del Medio Ambiente y Recursos Naturales	60,073,263
	Gestión integral y sustentable del agua	1,238,300,000
	Normativa Ambiental e Instrumentos para el Desarrollo Sustentable	64,632,281
	Actividades de apoyo administrativo	12,613,851
	Actividades de apoyo a la función pública y buen gobierno	3,747,359
	Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	143,654,540
	Programa de Conservación para el Desarrollo Sostenible	147,846,714
	Agua Potable, Drenaje y Tratamiento	710,160,524

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Programa de Apoyo a la Infraestructura Hidroagrícola	1,706,793,700
Desarrollo Forestal Sustentable para el Bienestar	861,967,125
Programa para la Protección y Restauración de Ecosistemas y Especies Prioritarias	110,757,305
18 Energía	408,856,112
Actividades de apoyo administrativo	7,113,183
Conducción de la política energética	51,994,513
Coordinación de la política energética en electricidad	4,391,726
Coordinación de la política energética en hidrocarburos	8,017,530
Gestión, promoción, supervisión y evaluación del aprovechamiento sustentable de la energía	64,322,374
Recursos destinados a la transición e investigación en materia energética	273,016,786
20 Bienestar	34,264,979,602
Sembrando Vida	34,264,979,602
21 Turismo	98,874,713,632
Servicios Turísticos en APIs concesionadas 1/	43,578,353
Escalas náuticas en Mar de Cortés y otras unidades de negocios 1/	211,259,910
Desarrollo y promoción de proyectos turísticos sustentables	700,000
Mantenimiento de infraestructura	70,000,000
Proyectos de Transporte Masivo de Pasajeros	98,549,175,369
23 Provisiones Salariales y Económicas	17,374,635,852
Fondo de Desastres Naturales (FONDEN)	17,156,826,205
Fondo de Prevención de Desastres Naturales (FOPREDEN)	217,809,647
36 Seguridad y Protección Ciudadana	154,033,466
Coordinación del Sistema Nacional de Protección Civil	154,033,466
38 Consejo Nacional de Ciencia y Tecnología	284,147,634
Investigación científica, desarrollo e innovación	142,650,990
Becas de posgrado y apoyos a la calidad	141,496,644
47 Entidades no Sectorizadas	32,674,622
Operación y conservación de infraestructura ferroviaria 1/	759,569
Programa para el Bienestar Integral de los Pueblos Indígenas	31,915,053
Petróleos Mexicanos 1/	1,583,651,725
Operación y mantenimiento de la infraestructura en ecología	1,150,000
Proyectos de infraestructura económica de hidrocarburos	1,557,136,725
Mantenimiento de infraestructura	25,365,000
Comisión Federal de Electricidad 1/	21,522,649,293
Servicio de transporte de gas natural	20,786,919,389
Promoción de medidas para el ahorro y uso eficiente de la energía eléctrica	1,867,000
Proyectos de infraestructura económica de electricidad	404,509,581
Mantenimiento de infraestructura	329,353,323

1_/	Recursos Propios.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 17. EROGACIONES PARA EL DESARROLLO DE LOS JÓVENES (pesos)

Ramo	Denominación	Monto
Total		515,946,391,751
07 Defensa Nacional		2,397,545,337
	Sistema educativo militar	2,397,545,337
08 Agricultura y Desarrollo Rural		2,597,350,902
	Desarrollo, aplicación de programas educativos e investigación en materia agroalimentaria	1,485,862,068
	Precios de Garantía a Productos Alimentarios Básicos	585,722,404
	Producción para el Bienestar	525,766,430
11 Educación Pública		298,283,192,060
	Educación Básica	25,805,318,761
	Producción y distribución de libros y materiales educativos	1,011,520,696
	Producción y transmisión de materiales educativos	386,241,407
	Educación para Adultos (INEA)	377,791,935
	Educación Inicial y Básica Comunitaria	4,449,919,585
	Normar los servicios educativos	26,216,188
	Programa de Becas de Educación Básica para el Bienestar Benito Juárez	12,222,743,915
	Programa para el Desarrollo Profesional Docente	26,612,916
	La Escuela es Nuestra	7,304,272,119
	Educación Media Superior	127,811,212,732
	Servicios de Educación Media Superior	53,496,755,351
	Investigación Científica y Desarrollo Tecnológico	2,841,651
	Normalización y certificación en competencias laborales	2,378,279,615
	Programa de mantenimiento e infraestructura física educativa	43,020,459
	Educación Física de Excelencia	174,856,770
	Programa de Becas Elisa Acuña	122,217,953
	Programa para el Desarrollo Profesional Docente	22,623,524
	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	28,503,887
	Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	36,427,701,276
	Subsidios para organismos descentralizados estatales	35,047,504,247
	Apoyos a centros y organizaciones de educación	66,907,999
	Educación Superior	143,155,673,297
	Servicios de Educación Superior y Posgrado	53,751,027,637
	Investigación Científica y Desarrollo Tecnológico	6,177,972,244
	Programa de Becas Elisa Acuña	1,623,773,025
	Programa para el Desarrollo Profesional Docente	144,707,483
	Programa de Cultura Física y Deporte	1,876,654,191
	Jóvenes Escribiendo el Futuro	9,488,049,475
	Fortalecimiento a la Excelencia Educativa	761,670,482
	Subsidios para organismos descentralizados estatales	68,844,575,923
	Apoyos a centros y organizaciones de educación 1_/, 2_/	487,242,838
	Posgrado	1,510,987,270
	Programa de Becas Elisa Acuña	147,301,215
	Subsidios para organismos descentralizados estatales	1,363,686,055
12 Salud		1,272,153,520
	Prevención y atención contra las adicciones	902,007,588
	Prevención y atención de VIH/SIDA y otras ITS	370,145,932

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

13 Marina	639,541,505
Sistema Educativo naval y programa de becas	639,541,505
14 Trabajo y Previsión Social	22,287,548,254
Jóvenes Construyendo el Futuro	22,287,548,254
16 Medio Ambiente y Recursos Naturales	267,941
Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	267,941
19 Aportaciones a Seguridad Social	6,606,535,155
Seguro de Enfermedad y Maternidad 3_/	6,606,535,155
20 Bienestar	122,023,000
Instituto Mexicano de la Juventud	122,023,000
25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	1,287,533,159
Servicios de educación normal en la Ciudad de México	1,287,533,159
33 Aportaciones Federales para Entidades Federativas y Municipios	120,491,982,351
Educación Básica	113,651,997,856
FAM Infraestructura Educativa Básica	3,653,670,881
FAETA Educación de Adultos	396,880,392
FONE Servicios Personales	99,843,081,294
FONE Otros de Gasto Corriente	2,708,010,920
FONE Gasto de Operación	4,100,218,994
FONE Fondo de Compensación	2,950,135,375
Educación Media Superior	730,741,793
FAM Infraestructura Educativa Media Superior y Superior	92,185,504
FAETA Educación Tecnológica	638,556,289
Educación Superior	6,109,242,702
FAM Infraestructura Educativa Media Superior y Superior	6,109,242,702
38 Consejo Nacional de Ciencia y Tecnología	44,083,133
Investigación científica, desarrollo e innovación	44,083,133
47 Entidades no Sectorizadas 4_/	246,592,012
Programa de Apoyo a la Educación Indígena	246,592,012
48 Cultura	13,338,748
Programa Nacional de Becas Artísticas y Culturales	13,338,748
Instituto Mexicano del Seguro Social	46,874,682,783
Prevención y control de enfermedades	773,247,253
Atención a la Salud	46,101,435,530
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.	12,782,021,891
Prevención y Control de Enfermedades	1,404,697,891
Atención a la Salud	11,377,324,000

1_/ Incluye 150 millones de pesos para la Universidad Autónoma de la Ciudad de México.
2_/ Incluye subsidios para operación de la Academía Mexicana de la Historia.
3_/ Considera los recursos asignados al componente del Seguro de Salud para Estudiantes.
4_/ Programa operado por el Instituto Nacional de los Pueblos Indígenas.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 18. RECURSOS PARA LA ATENCIÓN DE NIÑAS, NIÑOS Y ADOLESCENTES (pesos)

Ramo	Denominación	Monto
Total		899,521,864,435
	04 Gobernación	161,288,963
	Atención a refugiados en el país	5,092,014
	Coordinación con las instancias que integran el Sistema Nacional de Protección Integral de Niñas, Niños y Adolescentes	73,449,570
	Promover la Protección de los Derechos Humanos y Prevenir la Discriminación	40,836,787
	Registro e Identificación de Población	41,910,592
	05 Relaciones Exteriores	4,000,000
	Atención, protección, servicios y asistencia consulares	4,000,000
	08 Agricultura y Desarrollo Rural	1,860,697,199
	Desarrollo, aplicación de programas educativos e investigación en materia agroalimentaria	1,023,238,785
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V._/1	837,458,414
	11 Educación Pública	205,347,513,254
	Apoyos a centros y organizaciones de educación	9,238,437,542
	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	28,503,887
	Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	31,921,181,530
	Educación Física de Excelencia	175,323,055
	Educación Inicial y Básica Comunitaria	5,562,399,481
	Educación para Adultos (INEA)	180,683,099
	Expansión de la Educación Inicial	801,795,478
	Fortalecimiento de los Servicios de Educación Especial (PFSEE)	725,690,403
	Investigación Científica y Desarrollo Tecnológico	2,841,651
	La Escuela es Nuestra	27,052,859,701
	Normalización y certificación en competencias laborales	751,035,668
	Normar los servicios educativos	26,216,188
	Producción y distribución de libros y materiales educativos	3,587,937,951
	Producción y transmisión de materiales educativos	386,241,407
	Programa de Becas de Educación Básica para el Bienestar Benito Juárez	34,922,125,472
	Programa de Becas Elisa Acuña	110,799,864
	Programa de Cultura Física y Deporte	519,645,545
	Programa de mantenimiento e infraestructura física educativa	195,106,016
	Programa Nacional de Inglés	716,638,781
	Programa para el Desarrollo Profesional Docente	111,333,244
	Servicios de Educación Media Superior	53,283,213,044
	Subsidios para organismos descentralizados estatales	35,047,504,247
	12 Salud	44,476,064,475
	Atención a la Salud	9,965,643,417
	Atención a la Salud y Medicamentos Gratuitos para la Población sin Seguridad Social Laboral	24,426,758,018
	Formación y capacitación de recursos humanos para la salud	275,350,339

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Fortalecimiento a la atención médica	263,158,449
Investigación y desarrollo tecnológico en salud	276,187,547
Prevención y atención contra las adicciones	780,809,135
Prevención y atención de VIH/SIDA y otras ITS	1,720,020
Prevención y Control de Sobrepeso, Obesidad y Diabetes	195,307,929
Programa de Atención a Personas con Discapacidad	6,110,938
Programa de vacunación	5,601,725,740
Protección y restitución de los derechos de las niñas, niños y adolescentes	98,744,709
Salud materna, sexual y reproductiva	1,216,682,089
Servicios de asistencia social integral	1,367,866,143
14 Trabajo y Previsión Social	4,923,899
Ejecución de los programas y acciones de la Política Laboral	4,923,899
15 Desarrollo Agrario, Territorial y Urbano	1,403,750,330
Programa de Vivienda Social	1,225,303,984
Programa Nacional de Reconstrucción	178,446,346
19 Aportaciones a Seguridad Social	7,699,364,944
Programa IMSS-BIENESTAR	7,699,364,944
20 Bienestar	2,677,260,344
Articulación de Políticas Integrales de Juventud	14,156,381
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	2,663,103,964
22 Instituto Nacional Electoral	7,526,797
Capacitación y educación para el ejercicio democrático de la ciudadanía	7,526,797
25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	45,810,832,271
Becas para la población atendida por el sector educativo	189,880,461
Servicios de educación básica en la Ciudad de México	45,620,951,810
33 Aportaciones Federales para Entidades Federativas y Municipios	510,734,334,939
FAETA Educación de Adultos	261,279,591
FAETA Educación Tecnológica	4,750,104,378
FAM Asistencia Social	10,788,518,329
FAM Infraestructura Educativa Básica	12,499,729,323
FAM Infraestructura Educativa Media Superior y Superior	829,669,534
FASSA	24,932,339,686
FONE Fondo de Compensación	12,292,230,731
FONE Gasto de Operación	17,084,245,808
FONE Otros de Gasto Corriente	11,283,378,835
FONE Servicios Personales	416,012,838,724
35 Comisión Nacional de los Derechos Humanos	8,929,263
Atender asuntos relacionados con niñas, niños y adolescentes	8,929,263
43 Instituto Federal de Telecomunicaciones	6,565,373
Regulación de los servicios de Telecomunicaciones y Radiodifusión y fortalecimiento de los derechos de sus usuarios y audiencias	3,819,373
Regulación para el desarrollo del nuevo ecosistema digital	2,746,000
47 Entidades no Sectorizadas	1,459,927,104
Programa de Apoyo a la Educación Indígena	1,459,927,104

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

48 Cultura	41,831,907
Desarrollo Cultural	16,746,348
Producción y distribución de libros y materiales artísticos y culturales	2,013,560
Servicios Cinematográficos	894,594
Servicios educativos culturales y artísticos	22,177,404
49 Fiscalía General de la República	5,679,673
Actividades de apoyo administrativo	2,829,673
Investigar y perseguir los delitos cometidos en materia de derechos humanos	2,200,000
Investigar, perseguir y prevenir delitos del orden electoral	650,000
Instituto Mexicano del Seguro Social	54,512,244,663
Atención a la Salud	34,609,543,061
Prestaciones sociales	225,280,185
Prevención y control de enfermedades	5,038,822,051
Servicios de guardería	14,638,599,366
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	23,299,129,038
Atención a la Salud	17,348,813,882
Prevención y control de enfermedades	3,323,413,486
Servicios de Estancias de Bienestar y Desarrollo Infantil	2,626,901,670

1_/	Se considera un incremento en el porcentaje de participación del Programa de Abasto Social de Leche a cargo de Liconsa, S. A. de C.V., respecto al presupuesto aprobado al mismo programa.

ANEXO 19. ACCIONES PARA LA PREVENCIÓN DEL DELITO, COMBATE A LAS ADICCIONES, RESCATE DE ESPACIOS PÚBLICOS Y PROMOCIÓN DE PROYECTOS PRODUCTIVOS (pesos)

Ramo	Denominación	Monto
Total		312,103,544,133
	04 Gobernación	644,478,260
	Conducción de la política interior	34,847,249
	Coordinación con las instancias que integran el Sistema Nacional de Protección Integral de Niñas, Niños y Adolescentes	73,449,570
	Impulso a la democracia participativa y fomento a la construcción de paz en México	15,991,861
	Promover la atención y prevención de la violencia contra las mujeres	342,171,103
	Promover la Protección de los Derechos Humanos y Prevenir la Discriminación	149,585,303
	Protección y defensa de los derechos humanos	28,433,174
	06 Hacienda y Crédito Público	181,267,797
	Detección y prevención de ilícitos financieros	181,267,797
	07 Defensa Nacional	7,573,446,544
	Derechos humanos	69,967,033
	Programa de igualdad entre mujeres y hombres SDN	140,925,546
	Programa de la Secretaría de la Defensa Nacional en Apoyo a la Seguridad Pública	4,965,008,628
	Sistema educativo militar	2,397,545,337

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

11 Educación Pública	186,153,155,365
Atención al deporte	634,163,899
Beca Universal para Estudiantes de Educación Media Superior Benito Juárez	28,165,748,409
Desarrollo Cultural	4,248,282,906
Educación Física de Excelencia	4,662,847
Educación para Adultos (INEA)	32,851,473
Jóvenes Escribiendo el Futuro	7,925,311,914
La Escuela es Nuestra	19,478,058,985
Producción y distribución de libros y materiales culturales	125,069,975
Producción y transmisión de materiales educativos	577,466,966
Programa de Becas de Educación Básica para el Bienestar Benito Juárez	34,922,125,472
Programa de Becas Elisa Acuña	1,847,619,837
Programa de Cultura Física y Deporte	144,314,707
Programa de mantenimiento e infraestructura física educativa	189,728,459
Servicios de Educación Media Superior	49,092,807,252
Servicios de Educación Superior y Posgrado	29,222,732,469
Subsidios para organismos descentralizados estatales	9,542,209,795
12 Salud	2,589,202,179
Prevención y atención contra las adicciones	1,536,180,743
Prevención y control de enfermedades	35,542,181
Salud materna, sexual y reproductiva	1,017,479,255
13 Marina	6,451,720,602
Operación y desarrollo de los cuerpos de seguridad de las Fuerzas Armadas	5,373,659,347
Sistema Educativo naval y programa de becas	1,078,061,255
14 Trabajo y Previsión Social	23,093,451,801
Capacitación para Incrementar la Productividad	1,000,000
Ejecución a nivel nacional de acciones de promoción y vigilancia de los derechos laborales	1,000,000
Ejecución de los programas y acciones de la Política Laboral	1,000,000
Jóvenes Construyendo el Futuro	23,090,451,801
15 Desarrollo Agrario, Territorial y Urbano	5,715,629,325
Programa de Mejoramiento Urbano (PMU)	5,715,629,325
20 Bienestar	14,205,665,184
Actividades de apoyo a la función pública y buen gobierno	1,917,119
Actividades de apoyo administrativo	20,885,716
Articulación de Políticas Integrales de Juventud	23,593,968
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	2,646,943,457
Sembrando Vida	11,512,324,925
33 Aportaciones Federales para Entidades Federativas y Municipios	15,338,125,901
FAETA Educación Tecnológica	858,778,891
FASP	8,786,854,724
FORTAMUN	5,692,492,286
36 Seguridad y Protección Ciudadana	48,021,503,947

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Actividades de apoyo administrativo	10,196,703,750
Coordinación con las instancias que integran el Sistema Nacional de Seguridad Pública	306,565,645
Operación de la Guardia Nacional para la prevención, investigación y persecución de delitos	34,525,322,208
Servicios de protección, custodia, vigilancia y seguridad de personas, bienes e instalaciones	1,992,912,344
Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública 1_/	1,000,000,000
48 Cultura	2,135,897,229
Desarrollo Cultural	1,471,141,595
Educación y cultura indígena	64,696,287
Estímulos a la creación artística, reconocimientos a las trayectorias y apoyo al desarrollo de proyectos culturales	600,059,347

1_/

Recursos para dar cumplimiento a las disposiciones que deriven de la reforma al Artículo Quinto Transitorio del “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Constitución Política de los Estados Unidos Mexicanos, en materia de Guardia Nacional”, publicado en el Diario Oficial de la Federación el 26 de marzo de 2019.

ANEXO 20. RAMO 23 PROVISIONES SALARIALES Y ECONÓMICAS (pesos)

MONTO
Previsiones Salariales	16,495,367,578
Situaciones laborales supervenientes	16,495,367,578
Provisiones Económicas	17,468,902,064
Fondo de Desastres Naturales (FONDEN)	17,156,826,205
Fondo de Prevención de Desastres Naturales (FOPREDEN)	217,809,647
Comisiones y pago a CECOBAN	94,266,212
Provisiones Salariales y Económicas	24,860,200,956
Desarrollo Regional	54,779,733
Provisión para la Armonización Contable	54,779,733
Otras Provisiones Económicas	77,720,394,649
Programa de Separación Laboral	1,095,594,649
Subsidios a las Tarifas Eléctricas	76,624,800,000
Gastos asociados a ingresos petroleros	24,725,100,000

TOTAL	161,324,744,980

ANEXO 21. RAMO 25 PREVISIONES Y APORTACIONES PARA LOS SISTEMAS DE EDUCACIÓN BÁSICA, NORMAL, TECNOLÓGICA Y DE ADULTOS (pesos)

MONTO
Previsiones para servicios personales para los servicios de educación básica en en la Ciudad de México, para el Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE) y para el Fondo de Aportaciones para la Educación Tecnológica y de Adultos	25,394,460,540
Aportaciones para los servicios de educación básica y normal en la Ciudad de México	47,388,209,762

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 22. RAMO 33 APORTACIONES FEDERALES PARA ENTIDADES FEDERATIVAS Y MUNICIPIOS (pesos)

MONTO
Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE):	456,672,694,098
Servicios Personales	416,012,838,724
Otros de Gasto Corriente 1/	11,283,378,835
Gasto de Operación	17,084,245,808
Fondo de Compensación	12,292,230,731
Fondo de Aportaciones para los Servicios de Salud	125,564,335,251
Fondo de Aportaciones para la Infraestructura Social, que se distribuye en:	112,388,010,675
Entidades	13,623,058,462
Municipal y de las Demarcaciones Territoriales del Distrito Federal	98,764,952,213
Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal	113,849,845,715
Fondo de Aportaciones Múltiples, que se distribuye para erogaciones de:	36,168,198,264
Asistencia Social	16,637,371,201
Infraestructura Educativa	19,530,827,063
Fondo de Aportaciones para la Educación Tecnológica y de Adultos, que se distribuye para erogaciones de:	8,695,997,263
Educación Tecnológica	5,388,660,667
Educación de Adultos	3,307,336,596
Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal	8,786,854,724
Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas	62,205,746,400

TOTAL 2/ 3/	924,331,682,390

1/

Incluye recursos para las plazas subsidiadas a las entidades federativas incluidas en el Fondo de Aportaciones para la Educación Básica y Normal, conforme a los registros que se tienen en las secretarías de Educación Pública y de Hacienda y Crédito Público.

2/

Incluye los recursos para dar cumplimiento al artículo 49, fracción IV, de la Ley de Coordinación Fiscal. Con respecto a lo previsto en el artículo 49, fracción V, de la Ley de Coordinación Fiscal, no se considera transferencia de recursos al Fideicomiso para la Evaluación de los Fondos de Aportaciones Federales (FIDEFAF), toda vez que el patrimonio contable con que cuenta el Fideicomiso resulta suficiente para efectuar la contratación de las evaluaciones de los Fondos de Aportaciones Federales, de conformidad con el marco jurídico aplicable.

3/

Las Dependencias de la Administración Pública Federal coordinadoras de los Fondos de Aportaciones Federales, son las responsables de establecer la distribución entre las entidades federativas de los recursos correspondientes a las Aportaciones Federales, con base en lo establecido en la normatividad aplicable.

ANEXO 23. REMUNERACIONES DE LOS SERVIDORES PÚBLICOS DE LA FEDERACIÓN

ANEXO 23.1. ADMINISTRACIÓN PÚBLICA FEDERAL

ANEXO 23.1.1. LÍMITES MÍNIMOS Y MÁXIMOS DE LAS PERCEPCIONES ORDINARIAS BRUTAS Y NETAS MENSUALES PARA LOS SERVIDORES PÚBLICOS DE LA ADMINISTRACIÓN PÚBLICA FEDERAL (pesos)

Grupo / Tipo de Personal	Percepción Ordinaria Bruta						Percepción Ordinaria Neta Total
	Sueldos y salarios		Prestaciones		Total
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando 1/
G Secretario de Estado		172,383		40,543		212,926		151,958
H Subsecretario de Estado u Oficial Mayor		171,015		40,059		211,074		150,735
J Jefe de Unidad	155,968	166,912	36,099	38,087	192,067	204,999	137,825	146,358
K Director General	130,147	147,757	29,919	33,414	160,066	181,171	116,246	130,265
L Director General Adjunto	102,610	124,498	24,308	28,678	126,918	153,176	94,181	111,633

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

M Coordinador o Director	60,197	118,266	14,607	26,967	74,804	145,233	58,170	106,211
N Subdirector	35,448	58,829	10,179	14,303	45,627	73,132	37,686	56,980
O Jefe de Departamento	23,274	34,750	7,871	9,964	31,145	44,714	26,538	36,966
P Personal de Enlace	12,602	22,229	5,897	7,619	18,499	29,848	16,567	25,526
Personal Operativo	9,323	13,843	11,344	12,494	20,667	26,337	18,435	23,039

Personal de Categorías:
Del Servicio Exterior Mexicano	14,217	136,813	6,144	31,128	20,361	167,941	18,028	121,442
De Educación	388	108,592	14,618	79,784	15,006	188,376	13,397	134,505
De las Ramas Médica, Paramédica y Grupos Afines	13,853	79,736	20,659	41,460	34,512	121,196	29,507	88,165
De Investigación Científica y Desarrollo Tecnológico	10,117	44,226	20,222	87,021	30,339	131,247	28,734	104,747
De Seguridad Pública	12,534	171,016	11,618	36,779	24,152	207,795	21,686	148,494
De las Fuerzas Armadas	8,602	175,453	12,463	43,513	21,065	218,966	18,462	156,390

La percepción ordinaria incluye todos los ingresos que reciben los servidores públicos por sueldos y salarios, y por prestaciones ordinarias, independientemente de que se reciba en forma periódica o en fechas definidas. Los montos netos mensuales corresponden a la cantidad que perciben los servidores públicos, una vez aplicadas las disposiciones fiscales vigentes. Los montos indicados no incluyen las prestaciones extraordinarias. Los rangos de las remuneraciones del personal operativo y de categorías, varían conforme a las Condiciones Generales de Trabajo y los Contratos Colectivos de Trabajo.

1/ Las denominaciones de Secretario de Estado, Subsecretario de Estado u Oficial Mayor y Jefe de Unidad son exclusivas de las Dependencias del Ejecutivo Federal. Los titulares de los Órganos Administrativos Desconcentrados y Entidades adoptan como denominación el de Director General, Vocal, Comisionado, etc., independientemente de que el rango tabular pudiera ser coincidente con el de las Dependencias para las denominaciones de uso exclusivo.

ANEXO 23.1.2. REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA DEL PRESIDENTE DE LA REPÚBLICA (pesos)

Remuneración total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	121,549
Impuesto sobre la renta retenido y deducciones personales *	53,963
Percepción ordinaria bruta líquida mensual	175,511
a) Sueldos y salarios:	174,026
i) Sueldo base	48,048
ii) Compensación garantizada	125,978
b) Prestaciones:	1,485
vi) Prima quinquenal (antigüedad)	235
vii) Ayuda para despensa	1,215
ix) Seguro colectivo de retiro	35

*	Deducciones personales de seguridad social y seguros

La remuneración ordinaria total líquida mensual neta del Presidente de la República se actualizará conforme a la Remuneración Total Anual de Percepciones Ordinarias prevista en el Anexo 23.1.3 del presente Decreto y a la política salarial general aplicable para la Administración Pública Federal.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.1.3. REMUNERACIÓN TOTAL ANUAL DE PERCEPCIONES ORDINARIAS DEL PRESIDENTE DE LA REPÚBLICA (pesos)

Remuneración recibida
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	1,864,625
Impuesto sobre la renta retenido	737,861
Percepción ordinaria bruta anual	2,602,486
a) Sueldos y salarios:	2,088,312
i) Sueldo base	576,576
ii) Compensación garantizada	1,511,736
b) Prestaciones:	514,174
i) Aportaciones a seguridad social	76,883
ii) Ahorro solidario	22,515
iii) Prima vacacional	16,016
iv) Aguinaldo (sueldo base)	95,580
v) Gratificación (compensación garantizada)	256,119
vi) Prima quinquenal (antigüedad)	2,820
vii) Ayuda para despensa	14,580
viii) Seguro de vida institucional	29,236
ix) Seguro colectivo de retiro	425

En términos del artículo 10, fracciones IV y V, de la Ley Federal de Remuneraciones de los Servidores Públicos, la Remuneración Anual Máxima es la referencia del monto máximo en términos brutos a que tiene derecho el Presidente de la República por concepto de Remuneración Anual de Referencia, la cual asciende para el ejercicio fiscal de 2023 a $2,503,088.00.

De conformidad con lo dispuesto en los artículos 7, fracción I, inciso a), último párrafo, de la Ley Federal de Remuneraciones de los Servidores Públicos, y 13, fracción II, inciso a), último párrafo, de este Decreto, la Remuneración Anual de Referencia para el Presidente de la República no considera los incrementos salariales que se autoricen durante el ejercicio fiscal de 2023, en términos de lo establecido en el artículo 9, fracción II, de este mismo Decreto, las repercusiones que se deriven de la aplicación de las disposiciones de carácter fiscal, ni las adecuaciones a la curva salarial del tabulador.

La Remuneración Total Anual del Presidente de la República que se integra en el presente Presupuesto de Egresos de la Federación es adecuada al no exceder el monto de la Remuneración Anual de Referencia ni el de la Remuneración Anual Máxima, y las prestaciones de seguridad social otorgadas son las que se determinaron conforme a lo establecido en la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, lo anterior en términos del artículo 11 de la Ley Federal de Remuneraciones de los Servidores Públicos; y es determinada conforme a lo señalado en el artículo 12, inciso b), y Quinto transitorio del mismo ordenamiento legal.

ANEXO 23.2. CÁMARA DE SENADORES

ANEXO 23.2.1. A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios (1)		Prestaciones (1)		Percepción ordinaria total (1)(2)
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Secretario General		111,339		29,579		140,918
Coordinador / Contralor / Tesorero / Secretario Técnico Órgano de Gobierno	105,549	108,639	24,477	25,023	130,026	133,662
Director General	88,868	105,311	21,238	24,124	110,106	129,435
Jefe de Unidad	72,479	85,450	17,904	20,166	90,383	105,616
Director de Área	49,420	75,405	13,457	17,971	62,877	93,376

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Subdirector de Área	35,630	48,909	10,638	12,832	46,268	61,741
Jefe de Departamento	24,355	34,369	10,033	11,589	34,388	45,958
Personal de Servicio Técnico de Carrera	13,253	48,028	7,423	11,550	20,676	59,578
Personal operativo de confianza	29,219	30,938	14,981	15,464	44,200	46,402
Personal operativo de base	6,905	17,871	37,012	41,501	43,917	59,372

1)	La remuneración neta mensual corresponde a la cantidad que perciben los servidores públicos de la Cámara de Senadores, una vez aplicadas las disposiciones fiscales y deducciones de seguridad social.
2)	En la Percepción Ordinaria Total se incluyen los importes que se cubren anualmente; divididos entre doce meses, por concepto de: aguinaldo y prima vacacional.

Los importes de las percepciones mensuales plasmadas en este documento, corresponden a los tabuladores vigentes para el ejercicio 2022 a esta fecha.

Incrementos a las percepciones o ajustes salariales en el presente ejercicio; así como incrementos en la unidad de medida y actualización (UMA) o efectos inflacionarios, actualizarán este documento durante el segundo semestre de 2022, cuando estos se autoricen.

ANEXO 23.2.1. B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios (1)		Prestaciones (1)		Percepción ordinaria total (1)(2)
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Secretario General		159,940		35,799		195,739
Coordinador / Contralor / Tesorero / Secretario Técnico Órgano de Gobierno	150,790	155,471	34,148	34,991	184,938	190,462
Director General	125,305	150,220	29,159	33,645	154,464	183,865
Jefe de Unidad	100,398	119,813	24,073	27,568	124,471	147,381
Director de Área	66,635	104,420	17,440	24,243	84,075	128,663
Subdirector de Área	46,616	65,586	13,255	16,604	59,871	82,190
Jefe de Departamento	31,236	44,496	12,093	14,353	43,329	58,849
Personal de Servicio Técnico de Carrera	16,219	63,661	8,479	14,901	24,698	78,562
Personal operativo de confianza	36,989	39,281	18,347	19,010	55,336	58,291
Personal operativo de base	9,687	24,087	50,668	62,340	60,355	86,427

1)	La remuneración bruta mensual corresponde a la cantidad que perciben los servidores públicos de la Cámara de Senadores, antes de aplicar las disposiciones fiscales o deducciones de seguridad social.
2)	En la Percepción Ordinaria Total se incluyen los importes que se cubren anualmente; divididos entre doce meses, por concepto de: aguinaldo y prima vacacional.

Los importes de las percepciones mensuales plasmadas en este documento, corresponden a los tabuladores vigentes para el ejercicio 2022 a esta fecha.

Incrementos a las percepciones o ajustes salariales en el presente ejercicio; así como incrementos en la unidad de medida y actualización (UMA) o efectos inflacionarios, actualizarán este documento durante el segundo semestre de 2022, cuando estos se autoricen.

ANEXO 23.2.2. REMUNERACIÓN TOTAL ANUAL DEL PUESTO DE ELECCIÓN SENADOR DE LA REPÚBLICA (pesos)

Remuneración recibida [1]_/
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,769,863
Impuesto sobre la renta retenido *_/	712,948
Percepción bruta anual	2,482,810
I. Percepciones ordinarias:	2,482,810

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

a) Sueldos y salarios:	2,057,400
i) Sueldo base [2]_/	2,057,400
ii) Compensación garantizada	—
b) Prestaciones:	425,410
i) Aportaciones a seguridad social	56,462
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	—
iii) Prima vacacional	—
iv) Aguinaldo (sueldo base)	344,877
v) Gratificación de fin de año (compensación garantizada)	—
vi) Prima quinquenal (antigüedad)	—
vii) Ayuda para despensa	—
viii) Seguro de vida institucional	24,072
ix) Seguro colectivo de retiro	—
x) Seguro de gastos médicos mayores	—
xi) Seguro de separación individualizado	—
xii) Apoyo económico para adquisición de vehículo	—
II. Percepciones extraordinarias:	—
a) Pago por riesgo y potenciación de seguro de vida	—

*_/	Cálculo obtenido conforme al articulo 152 de la Ley del Impuesto Sobre la Renta.
1_/	Corresponde a las percepciones para 2022.
2_/	Dieta.

ANEXO 23.2.3. REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL DEL PUESTO DE ELECCIÓN SENADOR DE LA REPÚBLICA (pesos)

Remuneración recibida
REMUNERACIÓN LÍQUIDA MENSUAL NETA	121,727
Impuesto sobre la renta retenido y deducciones de seguridad social	49,723
Percepción ordinaria bruta mensual	171,450
I. Percepciones ordinarias:	171,450
a) Sueldos y salarios:	171,450
i) Sueldo base	171,450
ii) Compensación garantizada	—
b) Prestaciones:	—
i) Prima quinquenal	—
ii) Ayuda para despensa	—
iii) Seguro colectivo de retiro	—

ANEXO 23.2.4. REMUNERACIÓN TOTAL ANUAL DEL PUESTO DE ESTRUCTURA ORGÁNICA DE SECRETARIO GENERAL (pesos)

Remuneración total
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,698,359
Impuesto sobre la renta retenido *_/	662,047
Percepción bruta anual	2,360,406
I. Percepciones ordinarias:	2,360,406
a) Sueldos y salarios:	1,919,286
i) Sueldo base	314,400
ii) Compensación garantizada	1,604,886

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

b) Prestaciones:	441,120
i) Aportaciones a seguridad social	63,336
ii) Ahorro solidario	20,436
iii) Prima vacacional	13,100
iv) Aguinaldo (sueldo base)	52,686
v) Gratificación de fin de año (compensación garantizada)	268,940
viii) Seguro de vida institucional	22,456
ix) Seguro colectivo de retiro	166

(*)	El importe neto puede variar en función de las modificaciones de la tabla de impuestos.

ANEXO 23.2.5. REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL DEL PUESTO DE ESTRUCTURA ORGÁNICA DE SECRETARIO GENERAL (pesos)

Remuneración total
REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL NETA	111,339
Impuesto sobre la renta retenido y deducciones de seguridad social	48,601
Percepción bruta mensual	159,940
a) Sueldos y salarios:	159,940
i) Sueldo base	26,200
ii) Compensación garantizada	133,740

(*)	El importe neto puede variar en función de las modificaciones de la tabla de impuestos.

ANEXO 23.3. CÁMARA DE DIPUTADOS

ANEXO 23.3.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios	Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
CÁMARA DE DIPUTADOS
Personal de base:
2	9,214		10,801		20,015
3	9,282		10,986		20,268
4	9,474		11,052		20,526
5	9,631		11,175		20,806
6	9,821		11,241		21,062
7	10,554		11,289		21,843
8	11,058		11,277		22,335
9	11,617		11,300		22,917
10	12,389		11,576		23,965
11	14,347		11,558		25,905
12	15,580		11,550		27,130
13	17,712		11,508		29,220

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Secretaría General Secretaría de Servicios Parlamentarios

Personal de base sindicalizado:
2	9,214	16,843	26,058
3	9,282	17,021	26,303
4	9,474	17,080	26,554
5	9,631	17,196	26,826
6	9,821	17,254	27,076
7	10,554	17,281	27,835
8	11,058	17,256	28,313
9	11,617	17,270	28,886
10	12,389	17,545	29,934
11	14,347	17,527	31,874
12	15,580	17,519	33,099
13	17,712	17,424	35,136
14	18,303	17,394	35,697
15	18,313	17,398	35,710
16	19,727	17,247	36,974
17	20,579	17,158	37,737
18	22,501	16,952	39,453

Personal de confianza:
0	4,883	7,036	11,919
00	6,543	6,831	13,374
2	9,214	9,719	18,933
3	9,282	9,856	19,138
4	9,474	9,902	19,376
5	9,631	9,992	19,622
6	9,821	10,038	19,859
7	10,554	10,064	20,618
8	11,058	10,050	21,107
9	11,617	10,066	21,683
10	12,389	10,290	22,679
11	14,347	10,263	24,610
12	15,580	10,248	25,828
13	17,712	10,202	27,914
14	18,303	10,215	28,518

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas, y vigentes (al mes de agosto) para el ejercicio fiscal 2022 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

ANEXO 23.3.1.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
CÁMARA DE DIPUTADOS
Personal de base:
2		10,057		13,562		23,619
3		10,138		13,803		23,941
4		10,366		13,902		24,268
5		10,553		14,072		24,625

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

6	10,780	14,171	24,951
7	11,663	14,281	25,944
8	12,277	14,292	26,569
9	12,958	14,360	27,318
10	13,922	14,766	28,688
11	16,411	14,814	31,225
12	17,979	14,847	32,826
13	20,690	14,869	35,559

Personal de base sindicalizado:
2	10,057	21,367	31,424
3	10,138	21,608	31,746
4	10,366	21,707	32,073
5	10,553	21,877	32,430
6	10,780	21,976	32,756
7	11,663	22,086	33,749
8	12,277	22,097	34,374
9	12,958	22,165	35,123
10	13,922	22,571	36,493
11	16,411	22,619	39,030
12	17,979	22,652	40,631
13	20,690	22,675	43,365
14	21,442	22,725	44,167
15	21,454	22,732	44,186
16	23,253	22,738	45,991
17	24,336	22,745	47,081
18	26,780	22,752	49,532

Personal de confianza:
0	5,186	8,140	13,326
00	7,035	8,140	15,175
2	10,057	12,187	22,244
3	10,138	12,366	22,504
4	10,366	12,440	22,806
5	10,553	12,567	23,120
6	10,780	12,641	23,421
7	11,663	12,723	24,386
8	12,277	12,731	25,008
9	12,958	12,782	25,740
10	13,922	13,085	27,007
11	16,411	13,121	29,532
12	17,979	13,146	31,125
13	20,690	13,162	33,852
14	21,442	13,200	34,642

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas, y vigentes (al mes de agosto) para el ejercicio fiscal 2022 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3.1.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

CÁMARA DE DIPUTADOS

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Secretario General		114,085		716		114,801
Secretario de Servicios/Contralor Interno/Coordinador		109,864		716		110,580
Director General	102,331	108,160	716	716	103,047	108,876
Secretario de Enlace		103,228		716		103,944
Director General y Homólogos		102,331		716		103,047
Director de Área y Homólogos	65,515	93,814	738	716	66,253	94,530
Subdirector de Área y Homólogos	44,277	59,561	760	760	45,037	60,321
Jefe de Departamento y Homólogos	30,341	36,774	830	760	31,171	37,534

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto), para el ejercicio fiscal 2022 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales, el impuesto correspondiente.

ANEXO 23.3.1.D. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

CÁMARA DE DIPUTADOS

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Secretario General		159,871		1,085		160,956
Secretario de Servicios/Contralor Interno/Coordinador		153,476		1,085		154,561
Director General	142,061	150,894	1,085	1,085	143,146	151,979
Secretario de Enlace		143,421		1,085		144,506
Director General y Homólogos		142,061		1,085		143,146
Director de Área y Homólogos	86,927	129,157	1,085	1,085	88,012	130,242
Subdirector de Área y Homólogos	56,424	78,258	1,085	1,085	57,509	79,343
Jefe de Departamento y Homólogos	37,025	45,705	1,085	1,085	38,110	46,790

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto), para el ejercicio fiscal 2022 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3.2.A LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORIA SUPERIOR DE LA FEDERACIÓN

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de confianza:
8E		10,933		10,023		20,956
9E		12,299		9,986		22,285
10E		14,619		10,108		24,726
12E		19,506		9,980		29,485
13E		19,807		9,978		29,785
14E		22,499		9,906		32,405
15E		31,158		5,986		37,144

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas, y vigentes (al mes de agosto) para el ejercicio fiscal 2022 y podrán ser actualizados con base en la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

ANEXO 23.3.2.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA ASF

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de confianza:
8E		12,125		12,691		24,816
9E		13,807		12,699		26,506
10E		16,757		12,927		29,684
12E		22,971		12,936		35,907
13E		23,354		12,944		36,298
14E		26,777		12,947		39,724
15E		38,094		8,140		46,234

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas, y vigentes (al mes de agosto) para el ejercicio fiscal 2022 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.2.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Jefe de la Unidad		109,865		716		110,581
Director de Área		102,331		716		103,047
Secretario Técnico		67,928		738		68,666
Subdirector de Área		62,466		738		63,204
Coordinador		54,657		759		55,416
Especialista		39,876		759		40,635

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto), para el ejercicio fiscal 2022 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales, el impuesto correspondiente.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3.2.D. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Jefe de la Unidad		153,476		1,085		154,561
Director de Área		142,061		1,085		143,146
Secretario Técnico		90,476		1,085		91,561
Subdirector de Área		82,443		1,085		83,528
Coordinador		71,252		1,085		72,337
Especialista		50,136		1,085		51,221

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto), para el ejercicio fiscal 2022 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.3.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS. (OPERATIVO)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de confianza canal del congreso:
8		11,058		10,050		21,107
9		11,617		10,066		21,683
10		12,389		10,290		22,679
11		14,347		10,263		24,610
12		15,580		10,248		25,828
13		17,712		10,202		27,914
14		18,303		10,215		28,518

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas, y vigentes (al mes de agosto) para el ejercicio fiscal 2022 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3.3.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS. (OPERATIVO)

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total

Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de confianza canal del congreso:
8		12,277		12,731		25,008
9		12,958		12,782		25,740
10		13,922		13,085		27,007
11		16,411		13,121		29,532
12		17,979		13,146		31,125
13		20,690		13,162		33,852
14		21,442		13,200		34,642

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas, y vigentes (al mes de agosto) para el ejercicio fiscal 2022 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.3.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS.

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total

Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Director General del Canal del Congreso		108,160		716		108,876
Director de Área		93,814		716		94,530
Homólogo a Director de Área		93,814		716		94,530
Homólogo a Jefe de Departamento		36,774		760		37,534

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto), para el ejercicio fiscal 2022 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales, el impuesto correspondiente.

ANEXO 23.3.3.D. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS.

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Director General del Canal del Congreso		150,894		1,085		151,979
Director de Área		129,157		1,085		130,242
Homólogo a Director de Área		129,157		1,085		130,242
Homólogo a Jefe de Departamento		45,705		1,085		46,790

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto), para el ejercicio fiscal 2022 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3.4. REMUNERACIÓN TOTAL ANUAL DEL PUESTO DE ELECCIÓN DIPUTADO FEDERAL (pesos)

Remuneración recibida 2022
REMUNERACIÓN TOTAL ANUAL NETA (RTA) (1)	1,169,542
Impuesto sobre la renta retenido (2)	397,099
Percepción Bruta Anual	1,566,641
I. Percepciones Ordinarias:	1,566,641
a) Sueldos y salarios:	1,264,536
i) Sueldo Base (3)	1,264,536
ii) Compensación Garantizada	—
b) Prestaciones:	302,105
i) Aportaciones a seguridad social	69,781
ii) Ahorro solidario (art. 100 ISSSTE)	22,515
iii) Prima vacacional	—
iv) Aguinaldo	—
v) Aguinaldo	140,504
vi) Prima quincenal	—
vii) Ayuda para despensa	—
viii) Seguro de vida institucional	—
ix) Seguro colectivo de retiro	—
x) Seguro de gastos médicos mayores	—
xi) Seguro de Separación Individualizado	—
xii) Apoyo económico para la adquisición de vehículo	—
xiii) Otras prestaciones (4)	69,305
II. Percepciones extraordinarias:	—
a) Pago por riesgo y potencialización de seguro de vida

(1)	Corresponde a las percepciones 2022.
(2)	Conforme lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.
(3)	Dieta.
(4)	Prestación I.S.R. de aguinaldo.

ANEXO 23.4. AUDITORÍA SUPERIOR DE LA FEDERACIÓN

ANEXO 23.4.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO
AUDITOR SUPERIOR DE LA FEDERACIÓN		121,799		32,259		154,058
AUDITOR ESPECIAL		120,682		32,009		152,691
TITULAR DE UNIDAD		119,566		31,758		151,324
DIRECTOR GENERAL Y HOMÓLOGOS	117,050	118,449	27,992	31,507	145,042	149,956
DIRECTOR GENERAL ADJUNTO	103,954	107,282	25,394	28,979	129,348	136,261
DIRECTOR DE ÁREA Y HOMÓLOGOS	98,420	100,227	23,860	26,949	122,280	127,176
SECRETARIO TÉCNICO COORDINADOR DE SERVICIOS ESPECIALIZADOS ASESOR ESPECIALIZADO	77,780	88,430	19,879	24,301	97,659	112,731
SUBDIRECTOR DE ÁREA Y HOMÓLOGOS	62,239	66,665	16,696	19,431	78,935	86,096
JEFE DE DEPARTAMENTO Y HOMÓLOGOS	45,404	48,244	13,255	15,216	58,659	63,460

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Secretaría General Secretaría de Servicios Parlamentarios

PERSONAL OPERATIVO DE CONFIANZA
COORDINADOR DE AUDITORES DE FISCALIZACIÓN	28,642	29,796	10,523	12,470	39,165	42,266
COORDINADOR DE AUDITORES JURÍDICOS	28,642	29,796	10,523	12,470	39,165	42,266
COORDINADOR DE AUDITORES ADMINISTRATIVOS	28,642	29,796	10,523	12,470	39,165	42,266
AUDITOR DE FISCALIZACIÓN “A”	25,247	26,253	10,369	12,420	35,616	38,673
AUDITOR JURÍDICO “A”	25,247	26,253	10,369	12,420	35,616	38,673
AUDITOR ADMINISTRATIVO “A”	25,247	26,253	10,369	12,420	35,616	38,673
AUDITOR DE FISCALIZACIÓN “B”	20,473	23,527	10,159	12,160	30,632	35,687
AUDITOR JURÍDICO “B”	20,473	23,527	10,159	12,160	30,632	35,687
AUDITOR ADMINISTRATIVO “B”	20,473	23,527	10,159	12,160	30,632	35,687
COORDINADOR DE ANALISTAS “A”		22,223		11,437		33,660
SECRETARIA PARTICULAR “A”		29,161		13,382		42,543
OPERADOR SUPERVISOR “A”	22,764	24,998	11,954	15,460	34,718	40,458
SECRETARIA PARTICULAR “B”		23,348		13,685		37,033
OPERADOR SUPERVISOR “B”		20,689		15,630		36,319
OPERADOR SUPERVISOR “C”		19,232		15,631		34,863
SUPERVISOR DE ÁREA ADMINISTRATIVA		18,011		15,632		33,643
SUPERVISOR DE ÁREA TÉCNICA		18,011		15,632		33,643
OPERADOR SUPERVISOR “D”		18,011		15,632		33,643
VIGILANTE DE LA ASF		18,011		15,632		33,643
SECRETARIA DE DIRECTOR DE ÁREA		15,756		14,987		30,743
PERSONAL OPERATIVO DE BASE
TÉCNICO SUPERIOR		12,087		26,206		38,293
COORDINADOR DE PROYECTOS ESPECIALES		11,967		26,138		38,105
JEFE DE SECCIÓN DE ESPECIALISTAS HACENDARIOS		11,605		25,926		37,531
ANALISTA ESPECIALIZADO EN PROYECTOS		10,887		25,677		36,564
ESPECIALISTA TÉCNICO		10,492		25,504		35,996
ESPECIALISTA EN PROYECTOS TÉCNICOS		10,090		25,331		35,421
ESPECIALISTA HACENDARIO		9,707		25,184		34,891
TÉCNICO MEDIO		9,306		25,024		34,330
ANALISTA CONTABLE		8,894		24,859		33,753
TÉCNICO CONTABLE		8,461		24,716		33,177
TÉCNICO MEDIO CONTABLE		8,025		24,575		32,600
AUXILIAR TÉCNICO CONTABLE		7,594		24,435		32,029

1.-	Los límites de percepción ordinaria neta mensual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
3.-	No se considera el incremento en la medida de fin de año para el personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
4.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de base, en términos del Reglamento Interior de las Condiciones Generales de Trabajo de la Contaduría Mayor de Hacienda, para el presente ejercicio fiscal.

5.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de confianza, en términos de los Lineamientos para Otorgar Estímulos y Gratificación a los Servidores Públicos Operativos de Base y de Confianza de la ASF, para el presente ejercicio fiscal.

6.-	En el ejercicio de los importes aquí señalados, se estará a lo dispuesto en las disposiciones aplicables, incluida la Ley Federal de Remuneraciones de los Servidores Públicos.

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.4.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN, BRUTOS MENSUALES (pesos).

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO
AUDITOR SUPERIOR DE LA FEDERACIÓN		171,559		44,194		215,753
AUDITOR ESPECIAL		169,867		43,829		213,696
TITULAR DE UNIDAD		168,175		43,464		211,639
DIRECTOR GENERAL Y HOMÓLOGOS	164,364	166,483	37,791	43,099	202,155	209,582
DIRECTOR GENERAL ADJUNTO	144,520	149,563	34,040	39,427	178,560	188,990
DIRECTOR DE ÁREA Y HOMÓLOGOS	136,135	138,873	32,018	36,675	168,153	175,548
SECRETARIO TÉCNICO COORDINADOR DE SERVICIOS ESPECIALIZADOS ASESOR ESPECIALIZADO	104,964	121,000	26,160	32,820	131,124	153,820
SUBDIRECTOR DE ÁREA Y HOMÓLOGOS	82,110	88,619	21,419	25,389	103,529	114,008
JEFE DE DEPARTAMENTO Y HOMÓLOGOS	58,034	62,091	16,449	19,221	74,483	81,312
PERSONAL OPERATIVO DE CONFIANZA
COORDINADOR DE AUDITORES DE FISCALIZACIÓN	34,804	36,312	12,880	15,802	47,684	52,114
COORDINADOR DE AUDITORES JURÍDICOS	34,804	36,312	12,880	15,802	47,684	52,114
COORDINADOR DE AUDITORES ADMINISTRATIVOS	34,804	36,312	12,880	15,802	47,684	52,114
AUDITOR DE FISCALIZACIÓN “A”	30,365	31,681	12,577	15,370	42,942	47,051
AUDITOR JURÍDICO “A”	30,365	31,681	12,577	15,370	42,942	47,051
AUDITOR ADMINISTRATIVO “A”	30,365	31,681	12,577	15,370	42,942	47,051
AUDITOR DE FISCALIZACIÓN “B”	24,201	28,116	12,274	14,968	36,475	43,084
AUDITOR JURÍDICO “B”	24,201	28,116	12,274	14,968	36,475	43,084
AUDITOR ADMINISTRATIVO “B”	24,201	28,116	12,274	14,968	36,475	43,084
COORDINADOR DE ANALISTAS “A”		26,427		14,136		40,563
SECRETARIA PARTICULAR “A”		35,483		17,194		52,677
OPERADOR SUPERVISOR “A”	27,118	30,039	14,595	19,485	41,713	49,524

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Secretaría General Secretaría de Servicios Parlamentarios

SECRETARIA PARTICULAR “B”	27,881	16,983	44,864
OPERADOR SUPERVISOR “B”	24,476	19,331	43,807
OPERADOR SUPERVISOR “C”	22,623	19,279	41,902
SUPERVISOR DE ÁREA ADMINISTRATIVA	21,070	19,236	40,306
SUPERVISOR DE ÁREA TÉCNICA	21,070	19,236	40,306
OPERADOR SUPERVISOR “D”	21,070	19,236	40,306
VIGILANTE DE LA ASF	21,070	19,236	40,306
SECRETARIA DE DIRECTOR DE ÁREA	18,203	18,399	36,602
PERSONAL OPERATIVO DE BASE
TÉCNICO SUPERIOR	13,537	31,163	44,700
COORDINADOR DE PROYECTOS ESPECIALES	13,385	31,077	44,462
JEFE DE SECCIÓN DE ESPECIALISTAS HACENDARIOS	12,943	30,794	43,737
ANALISTA ESPECIALIZADO EN PROYECTOS	12,068	30,436	42,504
ESPECIALISTA TÉCNICO	11,588	30,196	41,784
ESPECIALISTA EN PROYECTOS TÉCNICOS	11,100	29,954	41,054
ESPECIALISTA HACENDARIO	10,644	29,736	40,380
TÉCNICO MEDIO	10,166	29,502	39,668
ANALISTA CONTABLE	9,676	29,260	38,936
TÉCNICO CONTABLE	9,187	29,017	38,204
TÉCNICO MEDIO CONTABLE	8,697	28,775	37,472
AUXILIAR TÉCNICO CONTABLE	8,213	28,533	36,746

1.-	Los límites de percepción ordinaria bruta mensual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
3.-	No se considera el incremento en la medida de fin de año para el personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
4.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de base, en términos del Reglamento Interior de las Condiciones Generales de Trabajo de la Contaduría Mayor de Hacienda, para el presente ejercicio fiscal.

5.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de confianza, en términos de los Lineamientos para Otorgar Estímulos y Gratificación a los Servidores Públicos Operativos de Base y de Confianza de la ASF, para el presente ejercicio fiscal.

6.-	En el ejercicio de los importes aquí señalados, se estará a lo establecido en las disposiciones aplicables, incluida la Ley Federal de Remuneraciones de los Servidores Públicos.

ANEXO 23.4.2. LÍMITES DE LA PERCEPCIÓN EXTRAORDINARIA NETA TOTAL (pesos)

TIPOS DE PERSONAL	Plazas	Pago extraordinario anual unitario
		Hasta
PERSONAL DE MANDO
AUDITOR SUPERIOR DE LA FEDERACIÓN	1	0
AUDITOR ESPECIAL	4	0
TITULAR DE UNIDAD	5	0

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Secretaría General Secretaría de Servicios Parlamentarios

DIRECTOR GENERAL Y HOMÓLOGOS	38	0
DIRECTOR GENERAL ADJUNTO	5	0
DIRECTOR DE ÁREA Y HOMÓLOGOS	148	0
SECRETARIO TÉCNICO COORDINADOR DE SERVICIOS ESPECIALIZADOS ASESOR ESPECIALIZADO	3	0
SUBDIRECTOR DE ÁREA Y HOMÓLOGOS	310	0
JEFE DE DEPARTAMENTO Y HOMÓLOGOS	456	0
PERSONAL OPERATIVO DE CONFIANZA
COORDINADOR DE AUDITORES DE FISCALIZACIÓN	177	63,808
COORDINADOR DE AUDITORES JURÍDICOS	19	63,808
COORDINADOR DE AUDITORES ADMINISTRATIVOS	84	63,808
AUDITOR DE FISCALIZACIÓN “A”	242	57,302
AUDITOR JURÍDICO “A”	92	57,302
AUDITOR ADMINISTRATIVO “A”	89	57,302
AUDITOR DE FISCALIZACIÓN “B”	154	54,222
AUDITOR JURÍDICO “B”	3	54,222
AUDITOR ADMINISTRATIVO “B”	55	54,222
COORDINADOR DE ANALISTAS “A”	1	53,438
SECRETARIA PARTICULAR “A”	14	62,596
OPERADOR SUPERVISOR “A”	2	35,203
SECRETARIA PARTICULAR “B”	37	52,450
OPERADOR SUPERVISOR “B”	8	32,940
OPERADOR SUPERVISOR “C”	19	32,791
SUPERVISOR DE ÁREA ADMINISTRATIVA	88	31,603
SUPERVISOR DE ÁREA TÉCNICA	12	31,603
OPERADOR SUPERVISOR “D”	9	31,603
VIGILANTE DE LA ASF	16	31,603
SECRETARIA DE DIRECTOR DE ÁREA	1	29,390
PERSONAL OPERATIVO DE BASE
TÉCNICO SUPERIOR	37	29,725
COORDINADOR DE PROYECTOS ESPECIALES	7	29,601
JEFE DE SECCIÓN DE ESPECIALISTAS HACENDARIOS	7	29,238
ANALISTA ESPECIALIZADO EN PROYECTOS	6	28,531
ESPECIALISTA TÉCNICO	7	28,140
ESPECIALISTA EN PROYECTOS TÉCNICOS	7	27,743
ESPECIALISTA HACENDARIO	4	27,373
TÉCNICO MEDIO	12	26,985
ANALISTA CONTABLE	26	26,587
TÉCNICO CONTABLE	36	26,189
TÉCNICO MEDIO CONTABLE	41	25,799
AUXILIAR TÉCNICO CONTABLE	51	25,416

1.-	Los límites de percepción extraordinaria neta anual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y base, el cual será dado a conocer por la SHCP.

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.4.3. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN (pesos)

AUDITOR SUPERIOR DE LA FEDERACIÓN	Remuneración recibida
REMUNERACIÓN TOTAL ANUAL NETA (RTA) 1/	1,848,703
Impuesto sobre la renta retenido 2/	740,328
Percepción bruta anual	2,589,031
I. Percepciones ordinarias:	2,589,031
a) Sueldos y salarios:	2,058,704
i) Sueldo base	482,296
ii) Compensación garantizada	1,576,408
b) Prestaciones:	530,327
i) Aportaciones a seguridad social	69,781
ii) Prima vacacional	57,186
iii) Aguinaldo (sueldo base)	82,444
iv) Gratificación de fin de año (compensación garantizada)	267,918
v) Prima quinquenal (antigüedad)	3,420
vi) Ayuda para despensa	14,580
vii) Seguro de vida institucional	34,998
viii) Seguro de gastos médicos mayores	0
ix) Seguro de separación individualizado	0
x) Revisión Médica	0
xi) Vales de Despensa	0
II. Percepciones extraordinarias:	0
a) Estímulo por Resultado de la Evaluación del Desempeño	0

1/	Los límites de percepción ordinaria neta mensual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

ANEXO 23.5. SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

ANEXO 23.5.1.LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN (cifras en pesos)

	NIVEL	SUELDOS Y SALARIOS
		MÍNIMO		MÁXIMO
PUESTO		BRUTO	NETO	BRUTO	NETO
MINISTRO (DE CONFORMIDAD CON EL ARTICULO TERCERO TRANSITORIO DEL DECRETO POR EL QUE SE REFORMA EL ARTÍCULO 127 CONSTITUCIONAL)	1			297,404	205,599
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO GENERAL DE LA PRESIDENCIA, COORDINADOR GENERAL DE ASESORES DE LA PRESIDENCIA, OFICIAL MAYOR, CONTRALOR	2			176,486	126,046
COORDINADOR	3			174,505	124,738
SUBSECRETARIO GENERAL DE ACUERDOS	4			173,921	124,352
DIRECTOR GENERAL, TITULAR DE UNIDAD GENERAL, SECRETARIO DE LA SECCIÓN DE TRÁMITE DE CONTROVERSIAS CONSTITUCIONALES Y DE ACCIONES DE INCONSTITUCIONALIDAD, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR DE PONENCIA, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR	5			171,736	122,911

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SECRETARIO DE ACUERDO DE SALA	6			172,299	123,282
SECRETARIO DE ESTUDIO Y CUENTA (DE PONENCIA), SECRETARIO DE ESTUDIO Y CUENTA	7	158,556	114,212	169,435	121,392
SECRETARIO PARTICULAR DE MANDO SUPERIOR	8	146,344	105,689	167,023	119,800
SECRETARIO DE ESTUDIO Y CUENTA ADJUNTO	9	121,683	89,876	141,394	102,885
SUBDIRECTOR GENERAL	10	112,193	83,613	152,717	110,358
ASESOR, COODINADOR ADMINISTRATIVO I, DICTAMINADOR I Y SECRETARIO AUXILIAR I	11	115,500	85,504	152,717	110,358
SECRETARIO DE SEGUIMIENTO DE COMITÉS	12	117,357	87,020	152,717	110,358
INVESTIGADOR JURISPRUDENCIAL	13	119,907	88,413	141,674	103,070
SUBSECRETARIA DE ACUERDOS DE SALA	14			115,500	85,504
SECRETARIO AUXILIAR DE PONENCIA	15	76,911	59,086	106,729	79,481
DIRECTOR DE ÁREA, SECRETARIO AUXULIAR DE SEGUIMIENTO DE COMITÉS	16	54,546	43,425	106,729	79,481
COORDINADOR ADMINISTRATIVO II, DICTAMINADOR II, SECRETARIO AUXILIAR II	17	54,546	43,425	85,826	65,266
SECRETARIO AUXILIAR DE ACUERDOS	18	54,546	43,425	85,766	65,225
ACTUARIO	19	48,503	39,192	60,990	47,933
ASISTENTE DE GESTIÓN Y SEGUIMIENTO	20	39,814	32,834	60,358	47,493
SUBDIRECTOR DE AREA	21	54,546	43,425	60,358	47,493
ASISTENTE DE MANDO SUPERIOR	22	44,695	36,895	46,717	38,360
JEFE DE DEPARTAMENTO, AYUDANTE DE COMEDOR	23			50,726	40,748
TAQ. JUDICIAL PARLAMENTARIA	24	37,422	31,333	49,731	40,470
PROFESIONAL OPERATIVO	25	32,330	27,438	49,731	40,470
AUXILIAR DE MANDO MEDIOS	26	40,438	33,639	44,591	36,815
SECRETARIA	27	19,783	17,605	40,656	33,806
TÉCNICO EN SEGURIDAD	28	22,638	19,868	40,652	33,803
TÉCNICO OPERATIVO	29	19,783	17,605	40,652	33,803
CHOFER DE SERVICIOS	30	18,284	16,468	40,652	33,803
TÉCNICO EN PREVISIÓN SOCIAL, TÉCNICO EN ALIMENTOS	31	18,284	16,468	40,652	33,803
TÉCNICO ADMINISTRATIVO	32	19,783	17,605	37,422	31,333
OFICIAL DE SERVICIOS	33	16,391	14,970	19,783	17,605

ANEXO 23.5.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL NETA DE LOS SERVIDORES PÚBLICOS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN (cifras en pesos)

PUESTO	NIVEL	AGUINALDO - PRIMA VACACIONAL		PAGO POR RIESGO	ASIGNACIONES ADICIONALES
		MÍNIMO	MÁXIMO
MINISTRO (DE CONFORMIDAD CON EL ARTICULO TERCERO TRANSITORIO DEL DECRETO POR EL QUE SE REFORMA EL ARTÍCULO 127 CONSTITUCIONAL)	1		444,724	416,242
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO GENERAL DE LA PRESIDENCIA, COORDINADOR GENERAL DE ASESORES DE LA PRESIDENCIA, OFICIAL MAYOR, CONTRALOR	2		265,312		348,686
COORDINADOR	3		263,012		344,883
SUBSECRETARIO GENERAL DE ACUERDOS	4		262,104		343,760

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DIRECTOR GENERAL, TITULAR DE UNIDAD GENERAL, SECRETARIO DE LA SECCIÓN DE TRÁMITE DE CONTROVERSIAS CONSTITUCIONALES Y DE ACCIONES DE INCONSTITUCIONALIDAD, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR DE PONENCIA, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR	5		259,487	339,566
SECRETARIO DE ACUERDO DE SALA	6		255,702	340,648
SECRETARIO DE ESTUDIO Y CUENTA (DE PONENCIA), SECRETARIO DE ESTUDIO Y CUENTA	7	232,217	251,254	335,149
SECRETARIO PARTICULAR DE MANDO SUPERIOR	8	220,708	247,506	330,517
SECRETARIO DE ESTUDIO Y CUENTA ADJUNTO	9	177,244	205,857	279,960
SUBDIRECTOR GENERAL	10	162,200	223,147	302,380
ASESOR, COODINADOR ADMINISTRATIVO I, DICTAMINADOR I Y SECRETARIO AUXILIAR I	11	172,307	223,147	302,380
SECRETARIO DE SEGUIMIENTO DE COMITÉS	12	168,221	223,147	302,380
INVESTIGADOR JURISPRUDENCIAL	13	179,152	205,993	280,514
SUBSECRETARIA DE ACUERDOS DE SALA	14		172,307	228,690
SECRETARIO AUXILIAR DE PONENCIA	15	114,394	159,528	211,511
DIRECTOR DE ÁREA, SECRETARIO AUXILIAR DE SEGUIMIENTO DE COMITÉS	16	79,525	159,528	211,511
COORDINADOR ADMINISTRATIVO II, DICTAMINADOR II, SECRETARIO AUXILIAR II	17	79,525	127,498	171,376
SECRETARIO AUXILIAR DE ACUERDOS	18	79,525	127,406	171,261
ACTUARIO	19	70,101	89,664	124,995
ASISTENTE DE GESTIÓN Y SEGUIMIENTO	20	56,764	88,890	123,821
SUBDIRECTOR DE AREA	21	79,525	88,890	123,821
ASITENTE DE MANDO SUPERIOR	22	64,640	67,493	97,548
JEFE DE DEPARTAMENTO, AYUDANTE DE COMEDOR	23		73,584	105,403
TAQ. JUDICIAL PARLAMENTARIA	24	54,768	72,804	103,516
PROFESIONAL OPERATIVO	25	46,139	72,804	103,516
AUXILIAR DE MANDO MEDIOS	26	58,580	64,811	93,508
SECRETARIA	27	27,342	59,622	86,311
TÉCNICO EN SEGURIDAD	28	31,745	59,603	86,304
TÉCNICO OPERATIVO	29	27,342	59,603	86,304
CHOFER DE SERVICIOS	30	31,745	59,603	86,304
TÉCNICO EN PREVISIÓN SOCIAL, TÉCNICO EN ALIMENTOS	31	24,635	59,603	86,304
TÉCNICO ADMINISTRATIVO	32	27,342	54,768	80,150
OFICIAL DE SERVICIOS	33	21,685	27,342	46,040

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.5.3. REMUNERACIÓN NOMINAL ANUAL DE LOS MINISTROS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN (3o TRANSITORIO) (cifras en pesos)

REMUNERACIÓN NOMINAL ANUAL DE LOS MINISTROS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN DE CONFORMIDAD CON EL ARTÍCULO 3o TRANSITORIO DEL DECRETO POR EL QUE SE REFORMAN Y ADICIONAN LOS ARTÍCULOS 75, 115, 116, 122, 123 Y 127 DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS PARA EL EJERCICIO FISCAL 2023

MINISTRO (De conformidad con el artículo 3 transitorio del decreto por el que se reforma el artículo 127 constitucional)
REMUNERACIÓN NOMINAL ANUAL NETA	3,773,995
IMPUESTOS SOBRE LA RENTA RETENIDO	1,755,456
REMUNERACIÓN NOMINAL ANUAL BRUTA	5,529,451
A) SUELDOS Y SALARIOS	3,568,845
I) SUELDO BASE	651,241
II) COMPENSACIÓN GARANTIZADA	2,785,845
III) PRESTACIONES DE PREVISIÓN SOCIAL E INHERENTES AL CARGO	131,759
B) PRESTACIONES	1,320,689
I) APORTACIONES DE SEGURIDAD SOCIAL	N/A
II) AHORRO SOLIDARIO (ART. 100 LEY DEL ISSSTE)	N/A
III) PRIMA VACACIONAL	95,475
IV) AGUINALDO (SUELDO BASE Y COMPENSACIÓN GARANTIZADA)	585,505
V) GRATIFICACIÓN DEL FIN DE AÑO (COMP. GARANTIZADA)	N/A
VI) PRIMA QUINQUENAL (ANTIGÜEDAD)	N/A
VII) AYUDA DE DESPENSA	N/A
VIII) SEGURO DE VIDA INSTITUCIONAL	37,808
IX) SEGURO COLECTIVO DE RETIRO	N/A
X) SEGURO DE GASTOS MÉDICOS MAYORES	36,906
XI) SEGURO DE SEPARACIÓN INDIVIDUALIZADO	523,314
XII) APOYO ECONÓMICO PARA ADQUISICIÓN DE VEHÍCULO	N/A
XIII) ESTÍMULO POR ANTIGÜEDAD	41,681
XIV) ESTÍMULO DEL DÍA DE LA MADRE/PADRE	N/A
C) PAGO POR RIESGO	639,917

N/A: No Aplicable.

ANEXO 23.6. CONSEJO DE LA JUDICATURA FEDERAL

ANEXO 23.6.1. LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS DEL CONSEJO DE LA JUDICATURA FEDERAL (cifras en pesos)

PUESTO	NIVEL	SUELDOS Y SALARIOS
		MÍNIMO		MÁXIMO
		BRUTO	NETO	BRUTO	NETO
CONSEJERA/ CONSEJERO	2			293,783	205,599
TITULAR DE ÓRGANO AUXILIAR	3			168,848	121,200
VISITADORA/ VISITADOR JUDICIAL A	5			168,174	120,755
MAGISTRADA/ MAGISTRADO DE CIRCUITO	6			212,340	151,056
TITULAR DE UNIDAD	6A			167,721	121,306
VOCAL, SECRETARIA EJECUTIVA/ SECRETARIO EJECUTIVO, COORDINADORA/ COORDINADOR DE ASESORAS(ES), SECRETARIA/ SECRETARIO GENERAL DE LA PRESIDENCIA DEL CJF	6B			166,498	121,140
COORDINADORA ACADÉMICA/ COORDINADOR ACADÉMICO, COORDINADORA/ COORDINADOR DE SEGURIDAD, COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN REGIONAL	7A			165,163	120,922
JUEZA/ JUEZ DE DISTRITO	7			192,157	137,736
SECRETARIA TÉCNICA COORDINADORA/ SECRETARIO TÉCNICO COORDINADOR DE PONENCIA DE CONSEJERO	8A			163,984	120,603
DIRECTORA/ DIRECTOR GENERAL, COORDINADORA/ COORDINADOR GENERAL, COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN REGIONAL.	8			162,846	120,770
SECRETARIA TÉCNICA/ SECRETARIO TÉCNICO DE PONENCIA DE CONSEJERA(O)	9B	151,201	110,018
SECRETARIA TÉCNICA/ SECRETARIO TÉCNICO AA DE COMISIÓN PERMANENTE	9C	145,604	106,324
TITULAR DE UNIDAD ADMINISTRATIVA	9			154,149	112,378
VISITADORA/ VISITADOR JUDICIAL B	10			152,325	110,760
REPRESENTANTE DEL CJF ANTE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, REPRESENTANTE DE STPJF ANTE LA COMISIÓN COMISIÓN DE CONFLICTOS LABORALES DEL PJF, SECRETARIA TÉCNICA/ SECRETARIO TÉCNICO A	11	129,776	96,225	141,314	103,841
COORDINADORA/ COORDINADOR DE ÁREAS, ADMINISTRADORA/ ADMINISTRADOR REGIONAL A, ADMINISTRADOR/ ADMINISTRADOR DE CENTRO DE JUSTICIA PENAL FEDERAL	12	108,012	80,777	125,402	92,317
RESPONSABLE DE ARCHIVOS JUDICIALES	12A			106,729	79,904
SECRETARIA/ SECRETARIO TRIBUNAL, ASISTENTE DE CONSTANCIAS Y REGISTRO DE TRIBUNAL DE ALZADA, DELEGADA/ DELEGADO, SECRETARIA/ SECRETARIO PROYECTISTA DE JUZGADO	13A			103,262	77,547
EVALUADORA/ EVALUADOR	13B			99,661	75,098
ASISTENTE DE CONSTANCIAS Y REGISTRO DE JUEZA/ JUEZ DE CONTROL O JUEZA/ JUEZ DE ENJUICIAMIENTO, SECRETARIA/ SECRETARIO DE JUZGADO, SECRETARIA/ SECRETARIO PROYECTISTA DE JURADO SECRETARIA/ SECRETARIO DE INSTRUCCIÓN DE LOS JUZGADOS LABORALES	13C			94,627	71,675
SUPERVISORA/ SUPERVISOR, DIRECTORA/ DIRECTOR DE ÁREA, SECRETARIA/ SECRETARIO DE APOYO B	13			90,780	69,059
ADMINISTRADORA/ ADMINISTRADOR REGIONAL	14			90,780	69,059
SECRETARIA/ SECRETARIO DE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, ASESORA/ ASESOR ESPECIALIZADO, COORDINADORA/ COORDINADOR ESPECIALIZADO	15			86,779	66,339
SECRETARIA/ SECRETARIO PARTICULAR COORDINADORA/ COORDINADOR DE GESTIÓN	16			86,094	65,872
DEFENSORA PÚBLICA/ DEFENSOR PÚBLICO, ASESORA JURÍDICA/ ASESOR JURÍDICO	16A			82,342	63,286
ASESORA/ ASESOR, COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO DE PROYECTOS LIDERESA/ LÍDER DE PROYECTO, COORDINADORA TÉCNICA/ COORDINADOR TÉCNICO DIRECTORA/ DIRECTOR DE CENDI	20	61,064	48,391	71,993	56,042
DELEGADA ADMINISTRATIVA/ DELEGADO ADMINISTRATIVO	20A			61,064	48,391
COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN Y RESGUARDADO DE ARCHIVOS JUDICIALES	21B			60,358	47,897
SUBDIRECTORA/ SUBDIRECTOR DE ÁREA, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN A, JEFA/ JEFE DE UNIDAD DE NOTIFICADORES COMÚN, COORDINADORA/ COORDINADOR TÉCNICO A, ACTUARIA/ ACTUARIO JUDICIAL PERITA/ PERITO MÉDICO ACTUARIA/ ACTUARIO DE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF	21	46,651	38,302	57,981	46,233

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

SECRETARIA/ SECRETARIO PARTICULAR DE MAGISTRADA/ MAGISTRADO DE CIRCUITO, SECRETARIA/ SECRETARIO PARTICULAR DE JUEZA/ JUEZ DE DISTRITO	21A			44,586	36,802
COORDINADORA/ COORDINADOR DE ORGANIZACIÓN DE ARCHIVOS JUDICIALES, COORDINADORA/ COORDINADOR DE PROTECCIÓN CIVIL COORDINADORA/ COORDINADOR DE MANTENIMIENTO DEL CENTRO ARCHIVÍSTICO JUDICIAL	21C	37,103	31,078	44,079	36,414
JEFA/ JEFE DE DEPARTAMENTO, JEFA/ JEFE DE SEGURIDAD REGIONAL, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN B, AUDITORA/ AUDITOR, DICTAMINADORA/ DICTAMINADOR, COORDINADORA TÉCNICA/ COORDINADOR TÉCNICO B, COORDINADORA/ COORDINADOR DE AYUDA Y SEGURIDAD	24	36,950	30,962	39,205	32,687
COORDINADORA TÉCNICA/ COORDINADOR TÉCNICO ADMINISTRATIVO	24A			38,295	31,991
PROFESIONAL OPERATIVA/ OPERATIVO	25A	32,330	27,429
PROFESIONAL OPERATIVA/ OPERATIVO	25A M1			36,441	30,573
PROFESIONAL OPERATIVA/ OPERATIVO	25A M2	33,030	27,964
SECRETARIA/ SECRETARIO	25B	28,610	24,556
TAQUÍGRAFA/ TAQUÍGRAFO JUDICIAL PARLAMENTARIA(O), TÉCNICA/ TÉCNICO DE ENLACE ADMINISTRATIVO OCC, ASISTENTE ADMINISTRATIVA/ ADMINISTRATIVO, TÉCNICA/ TÉCNICO DE ENLACE, JEFA/ JEFE DE GRUPO DE SEGURIDAD, OFICIAL JUDICIAL A	25			35,887	30,149
AUXILIAR DE ACTUARIA/ ACTUARIO, NOTIFICADORA/ NOTIFICADOR DE UNC AUXILIAR DE SALA, OFICIAL JUDICIAL B	26			33,709	28,484
TÉCNICA/ TÉCNICO EN PROTECCIÓN CIVIL, OFICIAL JUDICIAL D	27A			32,330	27,429
OFICIAL ADMINISTRATIVA/ ADMINISTRATIVO, OFICIAL DE PARTES, ANALISTA ESPECIALIZADA/ ESPECIALIZADO, TÉCNICA/ TÉCNICO DE VIDEOGRABACIÓN, ENFERMERA ESPECIALIZADA/ ENFERMERO ESPECIALIZADO, EDUCADORA/ EDUCADOR, OFICIAL JUDICIAL C	27			31,657	26,914
TÉCNICA/ TÉCNICO EN SEGURIDAD	28A	22,638	19,860	28,538	24,500
SECRETARIA EJECUTIVA A/ SECRETARIO EJECUTIVO A, AUXILIAR DE EDUCACIÓN, CONDUCTORA/ CONDUCTOR DE FUNCIONARIA/ FUNCIONARIO, CONDUCTORA/ CONDUCTOR DE SERVICIOS, OFICIAL DE SEGURIDAD, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS CENDI, TÉCNICA/ TÉCNICO DE SERVICIO A	28			27,982	24,063
TÉCNICA OPERATIVA/ TÉCNICO OPERATIVO	28B	19,783	17,605	25,598	22,188
ANALISTA A	29A			22,614	19,841
SECRETARIA/ SECRETARIO A, ANALISTA	29			22,095	19,433
TÉCNICA ESPECIALIZADA/ TÉCNICO ESPECIALIZADO, TÉCNICA ADMINISTRATIVA/ TÉCNICO ADMINISTRATIVO OFICIAL JUDICIAL E	30			21,332	18,833
ANALISTA ADMINISTRATIVA/ ADMINISTRATIVO	31			20,511	18,188
AUXILIAR DE SERVICIOS GENERALES, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS, TÉCNICA/ TÉCNICO DE SERVICIO B, OFICIAL DE SERVICIOS Y MANTENIMIENTO	32			19,209	17,205
CONDUCTORA/ CONDUCTOR	33A			18,284	16,468
OFICIAL DE SERVICIOS	33B			16,846	15,374

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.6.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL NETA DE LOS SERVIDORES PÚBLICOS DEL CONSEJO DE LA JUDICATURA FEDERAL (cifras en pesos)

PUESTO	NIVEL	AGUINALDO Y PRIMA VACACIONAL		PAGO POR RIESGO	ASIGNACIONES ADICIONALES
		MÍNIMO	MÁXIMO
CONSEJERA/ CONSEJERO	2		444,758	416,242
TITULAR DE ÓRGANO AUXILIAR	3		257,331		350,308
VISITADORA/ VISITADOR JUDICIAL A	5		256,285		349,014
MAGISTRADA/ MAGISTRADO DE CIRCUITO	6		291,337	473,050
TITULAR DE UNIDAD	6A		251,695		348,219
VOCAL, SECRETARIA EJECUTIVA/ SECRETARIO EJECUTIVO, COORDINADORA/ COORDINADOR DE ASESORAS(ES), SECRETARIA/ SECRETARIO GENERAL DE LA PRESIDENCIA DEL CJF	6B		245,914		345,928
COORDINADORA ACADÉMICA/ COORDINADOR ACADÉMICO, COORDINADORA/ COORDINADOR DE SEGURIDAD, COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN REGIONAL	7A		240,035		343,424
JUEZA/ JUEZ DE DISTRITO	7		261,610	423,013
SECRETARIA TÉCNICA COORDINADORA/ SECRETARIO TÉCNICO COORDINADOR DE PONENCIA DE CONSEJERO	8A		232,999		341,201
DIRECTORA/ DIRECTOR GENERAL, COORDINADORA/ COORDINADOR GENERAL, COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN REGIONAL.	8		225,329		338,955
SECRETARIA TÉCNICA/ SECRETARIO TÉCNICO DE PONENCIA DE CONSEJERA(O)	9B	209,281			336,670
SECRETARIA TÉCNICA/ SECRETARIO TÉCNICO AA DE COMISIÓN PERMANENTE	9C	209,281			322,229
TITULAR DE UNIDAD ADMINISTRATIVA	9		207,088		321,735
VISITADORA/ VISITADOR JUDICIAL B	10		219,720		301,603
REPRESENTANTE DEL CJF ANTE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, REPRESENTANTE DE STPJF ANTE LA COMISIÓN COMISIÓN DE CONFLICTOS LABORALES DEL PJF, SECRETARIA TÉCNICA/ SECRETARIO TÉCNICO A	11	185,850	200,599		279,802
COORDINADORA/ COORDINADOR DE ÁREAS, ADMINISTRADORA/ ADMINISTRADOR REGIONAL A, ADMINISTRADOR/ ADMINISTRADOR DE CENTRO DE JUSTICIA PENAL FEDERAL	12	156,705	180,550		248,297

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

RESPONSABLE DE ARCHIVOS JUDICIALES	12A		159,643	211,590
SECRETARIA/ SECRETARIO TRIBUNAL, ASISTENTE DE CONSTANCIAS Y REGISTRO DE TRIBUNAL DE ALZADA, DELEGADA/ DELEGADO, SECRETARIA/ SECRETARIO PROYECTISTA DE JUZGADO	13A		150,535	204,933
EVALUADORA/ EVALUADOR	13B		146,074	198,019
ASISTENTE DE CONSTANCIAS Y REGISTRO DE JUEZA/ JUEZ DE CONTROL O JUEZA/ JUEZ DE ENJUICIAMIENTO, SECRETARIA/ SECRETARIO DE JUZGADO, SECRETARIA/ SECRETARIO PROYECTISTA DE JURADO SECRETARIA/ SECRETARIO DE INSTRUCCIÓN DE LOS JUZGADOS LABORALES	13C		138,417	188,353
SUPERVISORA/ SUPERVISOR, DIRECTORA/ DIRECTOR DE ÁREA, SECRETARIA/ SECRETARIO DE APOYO B	13		131,175	180,968
ADMINISTRADORA/ ADMINISTRADOR REGIONAL	14		131,175	180,968
SECRETARIA/ SECRETARIO DE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, ASESORA/ ASESOR ESPECIALIZADO, COORDINADORA/ COORDINADOR ESPECIALIZADO	15		125,120	173,286
SECRETARIA/ SECRETARIO PARTICULAR COORDINADORA/ COORDINADOR DE GESTIÓN	16		124,036	171,971
DEFENSORA PÚBLICA/ DEFENSOR PÚBLICO, ASESORA JURÍDICA/ ASESOR JURÍDICO	16A		113,431	164,873
ASESORA/ ASESOR, COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO DE PROYECTOS LIDERESA/ LÍDER DE PROYECTO, COORDINADORA TÉCNICA/ COORDINADOR TÉCNICO DIRECTORA/ DIRECTOR DE CENDI	20	87,280	103,836	145,623
DELEGADA ADMINISTRATIVA/ DELEGADO ADMINISTRATIVO	20A		87,280	125,296
COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN Y RESGUARDADO DE ARCHIVOS JUDICIALES	21B		88,888	123,983
SUBDIRECTORA/ SUBDIRECTOR DE ÁREA, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN A, JEFA/ JEFE DE UNIDAD DE NOTIFICADORES COMÚN, COORDINADORA/ COORDINADOR TÉCNICO A, ACTUARIA/ ACTUARIO JUDICIAL PERITA/ PERITO MÉDICO ACTUARIA/ ACTUARIO DE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF	21	65,309	82,477	119,561
SECRETARIA/ SECRETARIO PARTICULAR DE MAGISTRADA/ MAGISTRADO DE CIRCUITO, SECRETARIA/ SECRETARIO PARTICULAR DE JUEZA/ JUEZ DE DISTRITO	21A		62,182	93,489
COORDINADORA/ COORDINADOR DE ORGANIZACIÓN DE ARCHIVOS JUDICIALES, COORDINADORA/ COORDINADOR DE PROTECCIÓN CIVIL COORDINADORA/ COORDINADOR DE MANTENIMIENTO DEL CENTRO ARCHIVÍSTICO JUDICIAL	21C	54,692	63,878	92,583

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

JEFA/ JEFE DE DEPARTAMENTO, JEFA/ JEFE DE SEGURIDAD REGIONAL, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN B, AUDITORA/ AUDITOR, DICTAMINADORA/ DICTAMINADOR, COORDINADORA TÉCNICA/ COORDINADOR TÉCNICO B, COORDINADORA/ COORDINADOR DE AYUDA Y SEGURIDAD	24	52,402	55,595	83,540
COORDINADORA TÉCNICA/ COORDINADOR TÉCNICO ADMINISTRATIVO	24A		54,153	81,806
PROFESIONAL OPERATIVA/ OPERATIVO	25A	46,138
PROFESIONAL OPERATIVA/ OPERATIVO	25A M1		53,336	78,272
PROFESIONAL OPERATIVA/ OPERATIVO	25A M2	46,283		71,772
SECRETARIA/ SECRETARIO	25B	40,758		78,272
TAQUÍGRAFA/ TAQUÍGRAFO JUDICIAL PARLAMENTARIA(O), TÉCNICA/ TÉCNICO DE ENLACE ADMINISTRATIVO OCC, ASISTENTE ADMINISTRATIVA/ ADMINISTRATIVO, TÉCNICA/ TÉCNICO DE ENLACE, JEFA/ JEFE DE GRUPO DE SEGURIDAD, OFICIAL JUDICIAL A	25		51,529	77,217
AUXILIAR DE ACTUARIA/ ACTUARIO, NOTIFICADORA/ NOTIFICADOR DE UNC AUXILIAR DE SALA, OFICIAL JUDICIAL B	26		44,987	73,066
TÉCNICA/ TÉCNICO EN PROTECCIÓN CIVIL, OFICIAL JUDICIAL D	27A		46,138	70,439
OFICIAL ADMINISTRATIVA/ ADMINISTRATIVO, OFICIAL DE PARTES, ANALISTA ESPECIALIZADA/ ESPECIALIZADO, TÉCNICA/ TÉCNICO DE VIDEOGRABACIÓN, ENFERMERA ESPECIALIZADA/ ENFERMERO ESPECIALIZADO, EDUCADORA/ EDUCADOR, OFICIAL JUDICIAL C	27		44,987	69,156
TÉCNICA/ TÉCNICO EN SEGURIDAD	28A	31,746	40,468	63,300
SECRETARIA EJECUTIVA A/ SECRETARIO EJECUTIVO A, AUXILIAR DE EDUCACIÓN, CONDUCTORA/ CONDUCTOR DE FUNCIONARIA/ FUNCIONARIO, CONDUCTORA/ CONDUCTOR DE SERVICIOS, OFICIAL DE SEGURIDAD, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS CENDI, TÉCNICA/ TÉCNICO DE SERVICIO A	28		39,349	62,276
TÉCNICA OPERATIVA/ TÉCNICO OPERATIVO	28B	27,342	36,146	57,886
ANALISTA A	29A		31,614	52,356
SECRETARIA/ SECRETARIO A, ANALISTA	29		30,552	51,198
TÉCNICA ESPECIALIZADA/ TÉCNICO ESPECIALIZADO, TÉCNICA ADMINISTRATIVA/ TÉCNICO ADMINISTRATIVO OFICIAL JUDICIAL E	30		29,361	49,498
ANALISTA ADMINISTRATIVA/ ADMINISTRATIVO	31		28,079	47,667
AUXILIAR DE SERVICIOS GENERALES, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS, TÉCNICA/ TÉCNICO DE SERVICIO B, OFICIAL DE SERVICIOS Y MANTENIMIENTO	32		25,958	44,640
CONDUCTORA/ CONDUCTOR	33A		24,571	42,605
OFICIAL DE SERVICIOS	33B		22,071	39,291

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.6.3. REMUNERACIÓN TOTAL ANUAL DE LOS CONSEJEROS DEL CONSEJO DE LA JUDICATURA FEDERAL (pesos)

CONSEJERO
REMUNERACIÓN NOMINAL ANUAL NETA 2023	3,800,790
IMPUESTO SOBRE LA RENTA	1,728,661
REMUNERACIÓN NOMINAL ANUAL BRUTA 2022	5,529,451
A) SUELDOS Y SALARIOS:	3,525,393
I) SUELDO BASE	620,230
II) COMPENSACIÓN GARANTIZADA	2,816,856
III) PRESTACIONES NOMINALES	88,307
B) PRESTACIONES	1,364,141
I) APORTACIONES A SEGURIDAD SOCIAL	69,781
II) AHORRO SOLIDARIO (ART. 100 DE LEY DEL ISSSTE)	22,515
III) PRIMA VACACIONAL	95,475
IV) AGUINALDO (SUELDO BASE Y COMPENSACIÓN GARANTIZADA)	584,415
V) GRATIFICACIÓN DE FIN DE AÑO (COMP. GARANTIZADA)	N/A
VI) PRIMA QUINQUENAL	18,360
VII) AYUDA PARA DESPENSA	N/A
VIII) SEGURO DE VIDA INSTITUCIONAL	37,808
IX) SEGURO DE VIDA COLECTIVO	146
X) SEGURO DE GASTOS MÉDICOS MAYORES	9,536
XI) SEGURO DE SEPARACIÓN INDIVIDUALIZADO	522,515
XII) AYUDA ECONÓMICA PARA PROTECCIÓN Y SEGURIDAD EN EL TRASLADO DE TITULARES DE ÓRGANOS JURISDICCIONALES	N/A
XIII) ESTÍMULO POR ANTIGÜEDAD	3,590
XIV) ESTÍMULO DEL DÍA DE LA MADRE / PADRE	N/A
C) PAGO POR RIESGO	639,917

N/A: No Aplica.

ANEXO 23.7. TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN

ANEXO 23.7.1. LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN (cifras en pesos)

DESCRIPCIÓN	SUELDOS Y SALARIOS
	NIVEL	MÍNIMO		MÁXIMO
		BRUTO	NETO	BRUTO	NETO
MAGISTRADO DE SALA SUPERIOR	1			294,407	203,861
MAGISTRADO DE SALA REGIONAL	3			219,054	154,160
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO ADMINISTRATIVO Y COORDINADOR GENERAL DE ASESORES DE LA PRESIDENCIA	4			177,236	126,561
SECRETARIO INSTRUCTOR Y SUBSECRETARIO GENERAL DE ACUERDOS	5			174,858	124,991
SECRETARIO TÉCNICO DE LA PRESIDENCIA, DIRECTOR GENERAL, TITULAR DE LA DEFENSORÍA PÚBLICA ELECTORAL, VISITADOR, CONTRALOR INTERNO DEL T.E.P.J.F., DIRECTOR DE LA ESCUELA JUDICIAL ELECTORAL Y SECRETARIO TÉCNICO DE ESTUDIOS CONSTITUCIONALES ELECTORALES	6			172,577	123,486

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Secretaría General Secretaría de Servicios Parlamentarios

SECRETARIO DE ESTUDIO Y CUENTA	7	118,335	87,686	160,033	115,207
SECRETARIO DE TESIS	8			143,112	104,038
JEFE DE UNIDAD, SECRETARIO TÉCNICO DE COMISIONADO Y SECRETARIO TÉCNICO DEL SECRETARIO ADMINISTRATIVO	9	105,744	79,264	143,112	104,038
SECRETARIO PARTICULAR DE MAGISTRADO DE SALA SUPERIOR	10			140,723	102,462
SECRETARIO TÉCNICO DE MANDO SUPERIOR, PROFESOR INVESTIGADOR I Y DICTAMINADOR	11	108,741	81,303	123,227	90,915
SECRETARIO DE ACUERDOS DE SALA REGIONAL, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL COORDINADOR, TITULAR DE ARCHIVO JURISDICCIONAL, TITULAR DE OFICIALIA DE PARTES Y TITULAR DE OFICINA DE ACTUARIOS	12	95,790	72,497	126,071	92,791
SECRETARIO EJECUTIVO REGIONAL, DIRECTOR DE ÁREA, TITULAR DE LA UNIDAD ESPECIALIZADA EN INTEGRACIÓN DE EXPEDIENTES, DEFENSOR Y DELEGADO ADMINISTRATIVO	13	72,550	56,460	100,751	75,870
PROFESOR INVESTIGADOR II	14			81,059	62,417
SECRETARIO DE APOYO, CAPACITADOR, PEDAGOGO, ESPECILISTA TICS, COMUNICÓLOGO, TITULAR DEL SECRETARIADO TÉCNICO REGIONAL, SECRETARIO PARTICULAR DE MAGISTRADO DE SALA REGIONAL, SECRETARIO AUXILIAR DE PLENO DE LA SALA REGIONAL, INVESTIGADOR, AUDITOR ESPECIALIZADO, COORDINADOR ADMINISTRATIVO I	15	51,520	41,739	77,120	59,659
SECRETARIO AUXILIAR	16			58,520	46,640
ACTUARIO	17			57,596	45,992
SUBDIRECTOR DE ÁREA, TITULAR DE ARCHIVO JURISDICCIONAL REGIONAL, TITULAR DE OFICIALÍA DE PARTES REGIONAL Y TITULAR DE OFICINA DE ACTUARIOS REGIONAL, COORDINADOR ADMINISTRATIVO II	18	45,754	37,703	56,918	45,518
ACTUARIO REGIONAL Y SECRETARIO DE APOYO JURÍDICO REGIONAL	19			51,318	41,598
AUXILIAR JURÍDICO. JEFE DE DEPARTAMENTO, SECRETARIA DE OFICINA DE MAGISTRADO, AUDITOR ADMINISTRATIVO, COORDINADOR ADMINISTRATIVO III	20	37,140	31,129	43,754	36,189
AUXILIAR DE MANDOS MEDIOS, DISEÑADOR WEB Y AUXILIAR DE MANDO SUPERIOR	21	37,140	31,129	41,175	34,216
PROFESIONAL OPERATIVO	22	31,673	26,950	41,867	34,746
SECRETARIA DE MAGISTRADO REGIONAL Y SECRETARIA DE PONENCIA	23	35,719	30,043	41,920	34,785
SECRETARÍA	24	23,205	20,326	36,167	30,386
TÉCNICO OPERATIVO, AUXILIAR DE AUDITOR Y OFICIAL DE PARTES REGIONAL	25	21,526	19,006	36,145	30,369
TÉCNICO EN ALIMENTOS Y OFICIAL	26	17,312	15,692	30,813	26,292
TÉCNICO EN PREVISIÓN SOCIAL	27	19,513	17,423	27,246	23,505
OFICIAL DE APOYO Y CHOFER DE SERVICIOS	28	17,312	15,692	27,246	23,505
OFICIAL DE SERVICIOS	29	15,895	14,562	18,701	16,785

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.7.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA NETA ANUAL DE LOS SERVIDORES PÚBLICOS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN (cifras en pesos)

DESCRIPCIÓN	NIVEL	AGUINALDO - PRIMA VACACIONAL		PAGO POR RIESGO	ASIGNACIONES ADICIONALES
		MÍNIMO	MÁXIMO
MAGISTRADO DE SALA SUPERIOR	1		443,128	357,132
MAGISTRADO DE SALA REGIONAL	3		313,624	430,419
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO ADMINISTRATIVO Y COORDINADOR GENERAL DE ASESORES DE LA PRESIDENCIA	4		275,193		346,998
SECRETARIO INSTRUCTOR Y SUBSECRETARIO GENERAL DE ACUERDOS	5		271,499		342,432
SECRETARIO TÉCNICO DE LA PRESIDENCIA, DIRECTOR GENERAL, TITULAR DE LA DEFENSORÍA PÚBLICA ELECTORAL, VISITADOR, CONTRALOR INTERNO DEL T.E.P.J.F., DIRECTOR DE LA ESCUELA JUDICIAL ELECTORAL Y SECRETARIO TÉCNICO DE ESTUDIOS CONSTITUCIONALES ELECTORALES	6		267,956		338,052
SECRETARIO DE ESTUDIO Y CUENTA	7	171,756	236,528		313,824
SECRETARIO DE TESIS	8		210,243		280,320
JEFE DE UNIDAD, SECRETARIO TÉCNICO DE COMISIONADO Y SECRETARIO TÉCNICO DEL SECRETARIO ADMINISTRATIVO	9	152,419	210,243		280,320
SECRETARIO TÉCNICO DE MAGISTRADO DE SALA SUPERIOR	10		204,832		275,590
SECRETARIO TÉCNICO DE MANDO SUPERIOR, PROFESOR INVESTIGADOR I Y DICTAMINADOR	11	161,925	184,551		240,949
SECRETARIO DE ACUERDOS DE SALA REGIONAL, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL COORDINADOR, TITULAR DE ARCHIVO JURISDICCIONAL, TITULAR DE OFICIALIA DE PARTES Y TITULAR DE OFICINA DE ACTUARIOS	12	143,070	184,915		246,579
SECRETARIO EJECUTIVO REGIONAL, DIRECTOR DE ÁREA, TITULAR DE LA UNIDAD ESPECIALIZADA EN INTEGRACIÓN DE EXPEDIENTES Y DEFENSOR Y DELEGADO ADMINISTRATIVO	13	107,915	150,616		197,075
PROFESOR INVESTIGADOR II	14		120,236		159,456
SECRETARIO DE APOYO, CAPACITADOR, PEDAGOGO, ESPECILISTA TICS, COMUNICÓLOGO, TITULAR DEL SECRETARIADO TÉCNICO REGIONAL, SECRETARIO PARTICULAR DE MAGISTRADO DE SALA REGIONAL, SECRETARIO AUXILIAR DE PLENO DE LA SALA REGIONAL, INVESTIGADOR, AUDITOR ESPECIALIZADO, COORDINADOR ADMINISTRATIVO I	15	75,036	114,248		152,128
SECRETARIO AUXILIAR	16		86,025		117,533
ACTUARIO	17		84,590		115,814
SUBDIRECTOR DE ÁREA, TITULAR DE ARCHIVO JURISDICCIONAL REGIONAL, TITULAR DE OFICIALÍA DE PARTES REGIONAL Y TITULAR DE OFICINA DE ACTUARIOS REGIONAL, COORDINADOR ADMINISTRATIVO II	18	66,038	83,514		114,553
ACTUARIO REGIONAL Y SECRETARIO DE APOYO JURÍDICO REGIONAL	19		74,740		108,798
AUXILIAR JURÍDICO, JEFE DE DEPARTAMENTO, SRIA. DE OFICINA DE MAGISTRADO, AUDITOR ADMINISTRATIVO, COORDINADOR ADMINISTRATIVO III	20	53,955	63,877		89,166
AUXILIAR DE MANDOS, MEDIOS, DISEÑADOR WEB Y ASISTENTE DE MANDO SUPERIOR	21	53,955	60,169		84,559

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Secretaría General Secretaría de Servicios Parlamentarios

PROFESIONAL OPERATIVO	22	45,941	61,202	85,796
SECRETARIA DE MAGISTRADO REGIONAL Y SECRETARIA DE PONENCIA	23	51,843	61,310	85,889
SECRETARIA	24	32,500	53,078	75,084
TÉCNICO OPERATIVO, AUXILIAR DE AUDITOR Y OFICIAL DE PARTES REGIONAL	25	30,278	53,045	75,044
TÉCNICO EN ALIMENTOS, OFICIAL	26	23,550	44,576	64,883
TÉCNICO EN PREVISIÓN SOCIAL	27	27,066	39,029	58,262
OFICIAL DE APOYO Y CHOFER DE SERVICIOS	28	23,550	39,029	58,262
OFICIAL DE SERVICIOS	29	21,514	25,770	41,534

ANEXO 23.7.3. REMUNERACIÓN TOTAL ANUAL DE LOS MAGISTRADOS ELECTORALES DE LA SALA SUPERIOR (cifras en pesos)

MAGISTRADO DE SALA SUPERIOR
REMUNERACIÓN NOMINAL ANUAL NETA	3,804,353
IMPUESTO SOBRE LA RENTA RETENIDO	1,725,098
REMUNERACIÓN NOMINAL ANUAL BRUTA	5,529,451
A) SUELDOS Y SALARIOS	3,532,888
I) SUELDO BASE	651,242
II) COMPENSACIÓN GARANTIZADA	2,785,845
III) PRESTACIONES DE PREVISIÓN SOCIAL E INHERENTES AL CARGO	95,802
B) PRESTACIONES	1,386,103
I) APORTACIONES A SEGURIDAD SOCIAL	69,781
II) AHORRO SOLIDARIO (ART. 100 DE ISSSTE)	22,515
III) PRIMA VACACIONAL	95,475
IV) AGUINALDO (SUELDO BASE Y COMPENSACIÓN GARANTIZADA	587,536
V) GRATIFICACIÓN DE FIN DE AÑO (COMPENSACIÓN GARANTIZADA)	NA
VI) PRIMA QUINQUENAL (ANTIGÜEDAD)	18,360
VII) AYUDA PARA DESPENSA	0
VIII) SEGURO DE VIDA INSTITUCIONAL	37,808
IX) SEGURO COLECTIVO DE RETIRO	146
X) SEGURO DE GASTOS MÉDICOS MAYORES	25,769
XI) SEGURO DE SEPARACIÓN INDIVIDUALIZADO	528,713
XII) APOYO ECONÓMICO PARA ADQUISICIÓN DE VEHÍCULO	NA
XIII) ESTÍMULO POR ANTIGÜEDAD	0
XIV) ESTÍMULO DEL DÍA DE LA MADRE/PADRE	0
C) PAGO POR RIESGO	610,460

N/A: No Aplica.

ANEXO 23.8. INSTITUTO NACIONAL ELECTORAL

ANEXO 23.8.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL ELECTORAL (NETOS MENSUALES) (pesos)

			Prestaciones		Percepción ordinaria
	Sueldos y salarios		(Efectivo y Especie)		total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO
CONSEJERO PRESIDENTE/CONSEJEROS ELECTORALES 1/	180,920	182,041	44,920	72,768	225,840	254,809
SECRETARIO EJECUTIVO	170,892	171,029	42,766	69,255	213,658	240,284

1/	Miembros permanentes del Consejo General del Instituto de acuerdo a la Ley General Federal de Instituciones y Procedimientos Electorales (LEGIPE)

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.8.1.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL ELECTORAL (NETOS MENSUALES) (pesos)

Grupo Jerárquico	Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
				(Efectivo y Especie)
		Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
1	Consejero Presidente, Consejeros Electorales, Secretario Ejecutivo	170,892	182,041	42,766	72,768	213,658	254,809
2	Titular del Órgano Interno de Control, Directores Ejecutivos, Titulares de Unidad Técnica, Titulares de Unidad (OIC) y puestos homólogos	126,428	169,738	32,864	68,816	159,292	238,554
3	Coordinadores del Registro Federal de Electores, Titulares de Unidad Técnica, Vocales Ejecutivos Locales, Directores de Área y puestos homólogos	106,932	124,492	28,296	50,808	135,228	175,300
4	Directores de Área, Coordinadores y puestos homólogos	75,549	105,938	21,351	44,325	96,900	150,262
5	Vocales Secretarios en JL, Vocales Locales, Vocales Ejecutivos y Secretarios Distritales, Subdirectores de Área y puestos homólogos	49,054	73,922	15,589	32,239	64,644	106,161
6	Vocales Distritales, Jefes de Departamento y puestos homólogos	30,510	48,261	11,344	22,103	41,854	70,364
Personal operativo:
7	Técnico Operativo	10,996	30,358	4,918	15,621	15,914	45,978

ANEXO 23.8.1.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL ELECTORAL (BRUTOS MENSUALES) (pesos)

Grupo Jerárquico	Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
				(Efectivo y Especie)
		Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
1	Consejero Presidente, Consejeros Electorales, Secretario Ejecutivo	245,942	262,834	57,112	102,168	303,054	365,002
2	Titular del Órgano Interno de Control, Directores Ejecutivos, Titulares de Unidad Técnica, Titulares de Unidad (OIC) y puestos homólogos	178,572	244,194	43,162	95,835	221,734	340,029
3	Coordinadores del Registro Federal de Electores, Titulares de Unidad Técnica, Vocales Ejecutivos Locales, Directores de Área y puestos homólogos	149,033	175,639	36,875	70,136	185,908	245,775
4	Directores de Área, Coordinadores y puestos homólogos	101,683	147,526	26,986	60,595	128,669	208,121
5	Vocales Secretarios en JL, Vocales Locales, Vocales Ejecutivos y Secretarios Distritales, Subdirectores de Área y puestos homólogos	63,248	99,290	18,608	42,961	81,856	142,251
6	Vocales Distritales, Jefes de Departamento y puestos homólogos	37,246	62,115	12,621	27,899	49,867	90,014
Personal operativo:
7	Técnico Operativo	12,202	37,047	5,269	19,534	17,471	56,581

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Secretarĺa General Secretarĺa de Servicios Parlamentarios

ANEXO 23.8.2. LÍMITES DE PAGOS EXTRAORDINARIOS ANUALES NETOS (pesos)

		Pago extraordinario anual unitario
Denominación	Plazas	Mínimo	Máximo
Total Puestos	7,158
PLAZAS TÉCNICO OPERATIVO NIVEL GA1 AL KC4	7,158	0	14,200

Corresponde a la prestación de vales de fin de año del ejercicio 2022 para el personal técnico operativo, en razón de que es la única que se tiene la absoluta certeza de que lo recibirá.

El resto de las prestaciones que se otorgan, es para el personal que se hace acreedor a las mismas o bien, que pueden ejercer el derecho a su obtención. Por ejemplo, el apoyo que se otorgá para la adquisición de anteojos cada tres años y el apoyo a becas para estudios de licenciatura, maestría y doctorado.

Acumular todos los posibles conceptos puede generar una lectura equivocada, ya que se podría interpretar que son percepciones extraordinarias que efectivamente recibe el personal, cuando no es así.

Derivado del punto anterior, la H. Cámara de Diputados, la sociedad en general y los propios funcionarios del Instituto, podrían tener una percepción que no corresponde con la realidad.

ANEXO 23.8.3.A REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL ELECTORAL (pesos)

CONSEJERO PRESIDENTE / CONSEJEROS ELECTORALES

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	3,057,711
Impuesto sobre la renta retenido (35%) *_/	1,319,914
Percepción bruta anual	4,377,625
a) Sueldos y salarios:	3,151,608
i) Sueldo base	588,408
ii) Compensación garantizada	2,563,200
b) Prestaciones:	1,226,017
i) Aportaciones a seguridad social	69,781
ii) Ahorro solidario	22,515
iii) Prima vacacional	16,345
iv) Aguinaldo ó Gratificación de fin de año	532,862
vi) Prima quinquenal (antigüedad)	2,400
vii) Ayuda para despensa	0
viii) Seguro de vida institucional	61,456
ix) Seguro colectivo de retiro	110
x) Seguro de gastos médicos mayores	43,032
xi) Seguro de separación individualizado	477,516

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.8.3.B REMUNERACIÓN TOTAL MENSUAL DEL CONSEJERO PRESIDENTE (REMUNERACIONES TABULADOR)

REMUNERACIÓN TOTAL MENSUAL DEL CONSEJERO PRESIDENTE 2022

(Remuneraciones Tabulador 2022)

Descripción	Remuneración Total
REMUNERACIÓN ORDINARIA TOTAL LIQUIDA MENSUAL NETA	224,266
Impuesto sobre la renta retenido y deducciones personales *	94,769
Percepción ordinaria bruta líquida mensual	319,035
a) Sueldos y salarios:	262,634
i) Sueldo base	49,034
ii) Compensación garantizada	213,600
b) Prestaciones:	56,401
i) Aportaciones a seguridad social	5,815
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	1,876
v) Prima quinquenal (antigüedad)	200
viii) Seguro de vida institucional	5,121
ix) Seguro colectivo de retiro	9
x) Seguro de gastos médicos mayores	3,586
xi) Seguro de separación individualizado	39,793

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

ANEXO 23.8.3.C REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL ELECTORAL (pesos)

SECRETARIO EJECUTIVO

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,883,409
Impuesto sobre la renta retenido (35%) *_/	1,225,901
Percepción bruta anual	4,109,310
a) Sueldos y salarios:	2,951,304
i) Sueldo base	498,264
ii) Compensación garantizada	2,453,040
b) Prestaciones:	1,158,006
i) Aportaciones a seguridad social	69,781
ii) Ahorro solidario	22,515
iii) Prima vacacional	13,841
iv) Aguinaldo ó Gratificación de fin de año	497,410
vi) Prima quinquenal (antigüedad)	2,400
vii) Ayuda para despensa	4,200
viii) Seguro de vida institucional	57,550
ix) Seguro colectivo de retiro	110
x) Seguro de gastos médicos mayores	43,032
xi) Seguro de separación individualizado	447,167

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.8.3.D REMUNERACIÓN TOTAL MENSUAL DEL SECRETARIO EJECUTIVO (pesos)

REMUNERACIÓN TOTAL MENSUAL DEL SECRETARIO EJECUTIVO 2022

(Remuneraciones Tabulador 2022)

Descricpción	Remuneración Total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	211,804
Impuesto sobre la renta retenido y deducciones personales *	88,034
Percepción ordinaria bruta líquida mensual	299,838
a) Sueldos y salarios:	245,942
i) Sueldo base	41,522
ii) Compensación garantizada	204,420
b) Prestaciones:	53,896
i) Aportaciones a seguridad social	5,815
ii) Ahorro solidario	1,876
v) Prima quinquenal (antigüedad)	200
vii) Ayuda para despensa	350
viii) Seguro de vida institucional	4,796
ix) Seguro colectivo de retiro	9
x) Seguro de gastos médicos mayores	3,586
xi) Seguro de separación individualizado	37,264
Otras prestaciones (piramidación del ISR del Aguinaldo)

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

ANEXO 23.9. COMISIÓN NACIONAL DE LOS DERECHOS HUMANOS

ANEXO 23.9.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
PRESIDENTA DE LA CNDH	0	114,377	0	31,288		145,665
VISITADOR/A GENERAL, VISITADOR/A GENERAL ESPECIAL, DIRECCIÓN EJECUTIVA DEL MNPT, COORDINADOR/A GENERAL DE SRAJ, SECRETARIO/A TÉCNICO/A DEL CONSEJO CONSULTIVO Y SECRETARIO/A EJECUTIVO/A	0	113,149	0	31,020		144,169
COORDINADORA GRAL DE ADMINISTRACION Y FINANZAS	0	112,387	0	30,854		143,241
TITULAR DEL ÓRGANO INTERNO DE CONTROL	0	111,253	0	31,124		142,377
DIRECTOR/A GENERAL Y HOMÓLOGOS/AS	108,475	110,528	30,160	30,874	138,635	141,402
DIRECTOR/A DE ÁREA Y HOMÓLOGOS/AS	63,104	91,043	15,602	25,063	78,706	116,106
VISITADOR/A ADJUNTO/A	44,864	61,894	11,560	16,386	56,423	78,280
SUBDIRECTOR/A DE ÁREA Y HOMÓLOGOS/AS	41,520	56,468	11,167	16,344	52,686	72,812
JEFE/A DE DEPARTAMENTO Y HOMÓLOGOS/AS	32,678	39,005	9,277	12,203	41,954	51,209
Personal operativo:
OPERATIVO/A	15,922	28,573	9,046	11,076	24,968	39,649
SUPERVISOR/A OPERATIVO/A DE LIMPIEZA	0	12,277	0	7,132		19,409
OPERATIVO/A DE LIMPIEZA	0	8,549	0	6,245		14,794

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Este anexo refleja los límites de percepciones ordinarias netas mensuales aplicables a las personas servidoras públicas durante 2023, en función del puesto que ocupen. Contemplan las cuotas de seguridad social a cargo del trabajador/a.

A fin de cumplir con el desglose de remuneraciones que establece el artículo 75 Constitucional, se presentan los límites mínimos y máximos en términos netos por concepto de sueldos y salarios y de prestaciones, diferenciados por el tipo de servidores/as públicos/as a los que aplican los límites correspondientes.

Nota: Dirección Ejecutiva del Mecanismo Nacional de Prevención de la Tortura (MNPT). Coordinador/a General de Seguimiento de Recomendaciones y de Asuntos Jurídicos (CGSRAJ).

ANEXO 23.9.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA COMISIÓN NACIONAL DE DERECHOS HUMANOS (MONTOS BRUTOS) (pesos)

	Percepción Ordinaria Bruta Mensual		Prestaciones
Tipo de personal	Mínimos	Máximos	Mínimos	Máximos
Personal de mando:
PRESIDENTA DE LA CNDH		159,228		39,157
VISITADOR/A GENERAL, VISITADOR/A GENERAL ESPECIAL, DIRECCIÓN EJECUTIVA DE MNPT, COORDINADOR/A GENERAL DE SRAJ, SECRETARIO/A TÉCNICO/A DEL CONSEJO CONSULTIVO Y SECRETARIO/A EJECUTIVO/A		157,428	38,674	40,516
COORDINADOR/A GENERAL DE ADMINISTRACIÓN Y FINANZAS		156,312		40,274
TITULAR DEL ÓRGANO INTERNO DE CONTROL		154,650		37,738
DIRECTOR/A GENERAL Y HOMÓLOGOS/AS	150,579	153,587	37,515	39,403
DIRECTOR/A DE ÁREA Y HOMÓLOGOS/AS	81,750	123,645	19,929	30,725
VISTADOR/A ADJUNTO/A	57,696	81,700	14,918	18,993
SUBDIRECTOR/A DE ÁREA Y HOMÓLOGOS/AS	51,286	75,607	14,930	20,530
JEFE/A DE DEPARTAMENTO Y HOMÓLOGOS/AS	39,510	50,643	12,295	14,120
Personal operativo:
OPERATIVO	16,020	36,258	8,305	10,457
SUPERVISOR/A OPERATIVO/A DE LIMPIEZA		14,889		9,725
OPERATIVO/A DE LIMPIEZA		9,866		3,903

Nota: Dirección Ejecutiva del Mecanismo Nacional de Prevención de la Tortura (MNPT) . Coordinador/a General de Seguimiento de Recomendaciones y de Asuntos Jurídicos (CGSRAJ).

ANEXO 23.9.2. LÍMITES DE PAGOS EXTRAORDINARIOS ANUALES NETOS (pesos)

Denominación	Plazas	Pago Extraordinario Anual Unitario Máximo
Total Puestos	1,882
Personal de mando:	1,061
PRESIDENTA DE LA CNDH	1	0
VISITADOR/A GENERAL, VISITADOR/A GENERAL ESPECIAL, DIRECCIÓN EJECUTIVA DEL MNPT, COORDINADOR/A GENERAL DE SRAJ, SECRETARIO/A TÉCNICO/A DEL CONSEJO CONSULTIVO Y SECRETARIO/A EJECUTIVO/A	10	0
COORDINADORA GENERAL DE ADMINISTRACION Y FINANZAS	1	0
TITULAR DEL ÓRGANO INTERNO DE CONTROL	1	0
DIRECTOR/A GENERAL Y HOMÓLOGOS/AS	31	0
DIRECTOR/A DE ÁREA Y HOMÓLOGOS/AS	123	21,712
VISITADOR/A ADJUNTO/A	529	16,834

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

SUBDIRECTOR/A DE ÁREA Y HOMÓLOGOS/AS	207	16,834
JEFE/A DE DEPARTAMENTO Y HOMÓLOGOS/AS	158	14,782
Personal operativo:	821
OPERATIVO/A	724	21,246
SUPERVISOR/A OPERATIVO/A DE LIMPIEZA	8	18,863
OPERATIVO/A DE LIMPIEZA	89	17,873

Nota: Dirección Ejecutiva del Mecanismo Nacional de Prevención de la Tortura (MNPT). Coordinador/a General de Seguimiento de Recomendaciones y de Asuntos Jurídicos (CGSRAJ).

ANEXO 23.9.3. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DE LA COMISIÓN NACIONAL DE LOS DERECHOS HUMANOS 2023 (pesos)

Remuneración recibida
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,707,949
Impuesto sobre la renta retenido	676,269
Percepción bruta anual	2,384,218
I. Percepciones ordinarias:	2,384,218
a) Sueldos y salarios:	1,910,734
Sueldo base	360,308
Compensación Garantizada	1,550,426
b) Prestaciones:	473,484
i) Aportaciones a seguridad social	69,781
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	0
iii) Prima vacacional	53,076
iv) Gratificación de fin de año	286,610
v) Prima quinquenal	0
vi) Ayuda para despensa	3,600
vii) Seguro de vida	60,417
II. Percepciones extraordinarias:	0
a) Pago extraordinario	0

ANEXO 23.10. COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA

ANEXO 23.10.1.A. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA (NETOS MENSUALES) (pesos)

Tipo de personal	Banda Salarial Nivel		Sueldos y Salarios		Prestaciones en efectivo y en especie		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Comisionado Presidente		CP1		150,991		40,673		191,664
Comisionado		CM1		150,496		40,542		191,038
Jefe de Unidad		TU1		149,662		40,349		190,011
Director General		DG1		135,084		37,334		172,418
Director Ejecutivo	DE1A	DE1D	78,832	114,663	26,489	33,118	105,321	147,781
Coordinador General	CG1A	CG2E	49,328	82,837	18,468	26,243	67,796	109,080
Subcoordinador General	SG1A	SG2D	34,771	46,680	13,432	15,990	48,203	62,670
Jefe de Área	JA1A	JA2D	22,534	29,882	10,570	11,826	33,104	41,708
Personal de Enlace	EN1A	EN2D	13,420	19,980	8,777	9,926	22,197	29,906
Personal Operativo	OP1A	OP2D	8,766	10,518	10,327	10,585	19,093	21,103

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.10.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA (BRUTOS MENSUALES) (pesos)

Tipo de personal	Banda Salarial		Sueldos y Salarios		Prestaciones en efectivo y en especie		Percepción Ordinaria Total
	Nivel
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Comisionado Presidente		CP1		215,788		53,357		269,145
Comisionado		CM1		215,039		53,163		268,202
Jefe de Unidad		TU1		213,775		52,881		266,656
Director General		DG1		191,688		48,628		240,316
Director Ejecutivo	DE1A	DE1D	106,511	160,747	32,998	42,688	139,509	203,435
Coordinador General	CG1A	CG2E	63,639	112,525	22,037	33,058	85,676	145,583
Subcoordinador General	SG1A	SG2D	42,843	59,856	15,933	19,329	58,776	79,185
Jefe de Área	JA1A	JA2D	26,822	36,425	11,896	13,594	38,718	50,019
Personal de Enlace	EN1A	EN2D	15,233	23,574	9,580	11,055	24,813	34,629
Personal Operativo	OP1A	OP2D	9,529	11,619	11,423	11,848	20,952	23,467

ANEXO 23.10.2. REMUNERACIÓN TOTAL ANUAL DEL COMISIONADO PRESIDENTE DE LA COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA 2023 (pesos)

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	2,322,683
Impuesto sobre la renta retenido 1/	941,476
Percepción bruta anual	3,264,159
a) Sueldos y salarios:	2,589,460
i) Sueldo base	553,037
ii) Compensación garantizada	2,036,423
b) Prestaciones:	674,699
i) Aportaciones a seguridad social	69,782
ii) Ahorro solidario	22,515
iii) Prima vacacional	15,362
iv) Aguinaldo (sueldo base)	89,100
v) Gratificación de fin de año (compensación garantizada)	330,353
vi) Prima quinquenal (antigüedad)	3,420
vii) Ayuda para despensa	9,420
viii) Seguro de vida institucional	37,806
ix) Seguro colectivo de retiro	425
x) Vales de despensa	33,600
xi) Seguro de gastos médicos mayores	28,500
xii) Estímulos *	34,416

1/	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2022.
*	Sujeto a disponibilidad presupuestaria y de aprobación del Pleno.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.10.3. LÍMITES DE PERCEPCIÓN EXTRAORDINARIA TOTAL EN LA COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA (NETOS ANUALES) (pesos)

	Banda Salarial		Pago Extraordinario Anual Unitario
	Nivel
Tipo de personal	Mínimo	Máximo	Mínimo	Máximo
Comisionado Presidente		CP1	22,715	85,452
Comisionado		CM1	22,636	85,155
Jefe de Unidad		TU1	22,503	84,655
Director General		DG1	16,142	75,908
Director Ejecutivo	DE1A	DE2D	6,727	63,656
Coordinador General	CG1A	CG2E	4,263	44,560
Subcoordinador General	SG1A	SG2D	2,870	25,140
Jefe de Área	JA1A	JA2D	1,963	15,298
Personal de Enlace	EN1A	EN2D	1,146	10,818
Personal Operativo 1/	OP1A	OP2D	18,304	23,069

El pago de la percepción extraordinaria incluye:

- El importe correspondiente al estímulo al desempeño sobresaliente, de conformidad con lo establecido en el artículo 73 fracción II de las Disposiciones Generales y Políticas de Recursos Humanos de la Comisión Federal de Competencia Económica y a lo establecido en los artículos 5, 12 y 25 del Manual que regula las remuneraciones de los servidores públicos, y por el que se aprueba la estructura ocupacional de la Comisión Federal de Competencia Económica, siempre y cuando se cuente con la suficiencia presupuestaria.

1/	Para el personal operativo se incluye el pago de las prestaciones denominadas: medidas de fin de año (vales de despensa) y ayuda de útiles escolares.

ANEXO 23.11. INSTITUTO FEDERAL DE TELECOMUNICACIONES

ANEXO 23.11.1.A. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO FEDERAL DE TELECOMUNICACIONES (NETOS MENSUALES) (pesos)

Denominación	Banda Salarial (Nivel)		Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
					(Efectivo y Especie)
	Mínimo	Máximo	Mínimo neto	Máximo neto	Mínimo neto	Máximo neto	Mínimo neto	Máximo neto
Presidente	0	27	0	142,140	0	67,251	0	209,391
Comisionado	0	26	0	139,005	0	66,103	0	205,108
Coordinador Ejecutivo	0	25	0	137,706	0	65,100	0	202,806
Titular de Unidad	0	25	0	126,724	0	60,614	0	187,338
Secretario Técnico del Pleno	0	25	0	126,724	0	60,614	0	187,338
Coordinador General	0	25	0	125,462	0	57,460	0	182,922
Director General	23	23	99,647	111,767	48,228	52,562	147,875	164,329
Director General Adjunto	21	22	65,167	84,547	30,163	36,402	95,330	120,949
Investigador	21	22	65,167	84,547	30,163	36,402	95,330	120,949
Director de Área	18	21	34,532	72,052	18,934	32,016	53,466	104,068
Subdirector de Área	16	18	21,247	42,568	13,924	20,869	35,171	63,437
Jefe de Departamento	14	16	14,557	29,286	11,341	16,624	25,898	45,910
Técnico	10	17	5,821	33,598	8,282	21,751	14,103	55,349
Enlace	11	13	7,634	15,745	8,522	11,430	8,522	27,175

1/ El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2022.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Que el Anteproyecto de Presupuesto del Instituto para el ejercicio 2023, es acorde a lo establecido en la suspensión decretada en la Resolución de 10 de noviembre de 2021 dictada por la Primera Sala de la SCJN, en lo relativo al Recurso de Reclamación 74/2021-CA derivado del incidente de suspensión de la controversia constitucional 81/2021, cuyos resolutivos a la letra se indica:

“PRIMERO. Es procedente y fundado el presente recurso de reclamación.

SEGUNDO. Se revoca el auto recurrido de siete de julio de dos mil veintiuno, dictado en el incidente de suspensión de la controversia constitucional 81/2021.

TERCERO. Se concede la suspensión solicitada respecto de los actos señalados en la demanda principal de la controversia constitucional 81/2021, en términos del último considerando de esta sentencia”.

Adicionalmente, en el considerando Séptimo de la resolución del recurso de reclamación 74/2021-CA, derivado del incidente de suspensión de la controversia constitucional 81/2021, se advierte, en la parte conducente, las siguientes consideraciones de derecho:

“60. En ese sentido, como se realizó en los aludidos precedentes, conviene recordar que la suspensión en las controversias constitucionales, tiende a prevenir el daño trascendente que pudiera ocasionarse a las partes y a la sociedad en general, en tanto se resuelve el juicio principal, vinculando a las autoridades contra las que se concede a cumplirla, en aras de proteger el bien jurídico de que se trate y sujetándolas a un régimen de responsabilidades cuando no la acaten. Aplicadas las anteriores consideraciones a este caso, si se obligara a cumplir con lo que establece el artículo 14 párrafo segundo de la Ley Reglamentaria, el juicio podría quedar sin materia por ser, precisamente, ese el tema a decidir en el fondo, de manera que de continuar con su aplicación, la obtención de un fallo favorable, no convalidaría la afectación a los derechos humanos afectados hasta el dictado de la sentencia, ya que la violación alegada se habría consumado en ese lapso.

61. Es decir, de no concederse la medida precautoria se les estaría entregando a los servidores públicos un salario menor al que les corresponde de acuerdo con las funciones que realizan y la responsabilidad que conlleva el prestar el servicio público correspondiente con la calidad e independencia necesarias, permitiendo con ello que sus efectos se consumen irreparablemente en perjuicio de los sujetos obligados que ahí se refieren, lo cual resultaría contrario a la naturaleza jurídica de la medida precautoria de que se trata.

[…]

65. Por lo tanto, con el fin de preservar la materia del juicio y evitar que se cause un daño irreparable, procede conceder la suspensión solicitada para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de preceptos impugnados de la Ley Federal de Remuneraciones de los Servidores Públicos, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve.

[…]

80. Debe concluirse que no se actualizan ninguna de las referidas prohibiciones, pues la concesión de la suspensión se concede para que no se apliquen las normas al Instituto actor y, en su lugar, se mantengan las remuneraciones vigentes con anterioridad a la entrada en vigor de las normas impugnadas, esto es, se mantenga vigente una previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano. En otras palabras, no se otorga la suspensión para que deje de aplicarse algún acto que tenga por objeto o finalidad la protección de alguno de los bienes jurídicos previsto en el artículo 15 de la legislación, sino para que no se aplique en contra del Instituto actor una política de reducción salarial, sobre emolumentos que ya se venía contemplando.

[…]

82. Por tanto, habiéndose acreditado que no se actualiza ninguno de los criterios negativos y, por el contrario, habiendo constatado que se colman los criterios positivos establecidos por jurisprudencia del Pleno de esta Suprema Corte, debe revocarse el acuerdo impugnado y concederse la suspensión solicitada por la parte actora en la controversia constitucional 81/2021; para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de la ley reclamada, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve”.

Lo anterior, para el efecto de que se mantenga la previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano, esto es, que se contemplen las cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018.

Con base en lo señalado en lo anterior y dado que el Instituto es un órgano constitucional autónomo, que cuenta con un sistema de servicio profesional que incorpora condiciones generales de trabajo, y cuyo personal desarrolla un trabajo técnico calificado y de especialización en su función, actualiza los supuestos establecidos en la fracción III del artículo 127 constitucional.

Por lo anterior, apegándose estrictamente a las mismas cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018 se da cumplimiento a lo dispuesto en el artículo 127, fracción III de la Constitución Política de los Estados Unidos Mexicanos.

ANEXO 23.11.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO FEDERAL DE TELECOMUNICACIONES (BRUTOS MENSUALES) (pesos)

Denominación	Banda Salarial (Nivel)		Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
					(Efectivo y Especie)
	Mínimo	Máximo	Mínimo neto	Máximo neto	Mínimo neto	Máximo neto	Mínimo neto	Máximo neto
Presidente	—	27	—	206,337	—	83,693	—	290,030
Comisionado	—	26	—	201,587	—	82,229	—	283,816
Coordinador Ejecutivo	—	25	—	199,619	—	81,096	—	280,715
Titular de Unidad	—	25	—	182,862	—	75,499	—	258,361
Secretario Técnico del Pleno	—	25	—	182,862	—	75,499	—	258,361
Coordinador General	—	25	—	180,374	—	71,706	—	252,080
Director General	23	23	141,259	159,623	59,880	65,432	201,139	225,055
Director General Adjunto	21	22	89,324	118,132	36,042	44,751	125,366	162,883
Investigador	21	22	89,324	118,132	36,042	44,751	125,366	162,883
Director de Área	18	21	44,589	99,169	21,198	38,491	65,787	137,660
Subdirector de Área	16	18	26,518	55,578	14,766	23,608	41,284	79,186
Jefe de Departamento	14	16	17,899	36,956	11,885	17,722	29,784	54,678
Técnico	10	17	7,164	44,869	8,497	24,030	15,661	68,899
Enlace	11	13	9,086	19,298	8,768	12,004	17,854	31,302

1/	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2022.

Que el Anteproyecto de Presupuesto del Instituto para el ejercicio 2023, es acorde a lo establecido en la suspensión decretada en la Resolución de 10 de noviembre de 2021 dictada por la Primera Sala de la SCJN, en lo relativo al Recurso de Reclamación 74/2021-CA derivado del incidente de suspensión de la controversia constitucional 81/2021, cuyos resolutivos a la letra se indica:

“PRIMERO. Es procedente y fundado el presente recurso de reclamación.

SEGUNDO. Se revoca el auto recurrido de siete de julio de dos mil veintiuno, dictado en el incidente de suspensión de la controversia constitucional 81/2021.

TERCERO. Se concede la suspensión solicitada respecto de los actos señalados en la demanda principal de la controversia constitucional 81/2021, en términos del último considerando de esta sentencia”.

Adicionalmente, en el considerando Séptimo de la resolución del recurso de reclamación 74/2021-CA, derivado del incidente de suspensión de la controversia constitucional 81/2021, se advierte, en la parte conducente, las siguientes consideraciones de derecho:

“60. En ese sentido, como se realizó en los aludidos precedentes, conviene recordar que la suspensión en las controversias constitucionales, tiende a prevenir el daño trascendente que pudiera ocasionarse a las partes y a la sociedad en general, en tanto se resuelve el juicio principal, vinculando a las autoridades contra las que se concede a cumplirla, en aras de proteger el bien jurídico de que se trate y sujetándolas a un régimen de responsabilidades cuando no la acaten. Aplicadas las anteriores consideraciones a este caso, si se obligara a cumplir con lo que establece el artículo 14 párrafo segundo de la Ley Reglamentaria, el juicio podría quedar sin materia por ser, precisamente, ese el tema a decidir en el fondo, de manera que de continuar con su aplicación, la obtención de un fallo favorable, no convalidaría la afectación a los derechos humanos afectados hasta el dictado de la sentencia, ya que la violación alegada se habría consumado en ese lapso.

61. Es decir, de no concederse la medida precautoria se les estaría entregando a los servidores públicos un salario menor al que les corresponde de acuerdo con las funciones que realizan y la responsabilidad que conlleva el prestar el servicio público correspondiente con la calidad e independencia necesarias, permitiendo con ello que sus efectos se consumen irreparablemente en perjuicio de los sujetos obligados que ahí se refieren, lo cual resultaría contrario a la naturaleza jurídica de la medida precautoria de que se trata.

[…]

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

65. Por lo tanto, con el fin de preservar la materia del juicio y evitar que se cause un daño irreparable, procede conceder la suspensión solicitada para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de preceptos impugnados de la Ley Federal de Remuneraciones de los Servidores Públicos, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve.

[…]

80. Debe concluirse que no se actualizan ninguna de las referidas prohibiciones, pues la concesión de la suspensión se concede para que no se apliquen las normas al Instituto actor y, en su lugar, se mantengan las remuneraciones vigentes con anterioridad a la entrada en vigor de las normas impugnadas, esto es, se mantenga vigente una previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano. En otras palabras, no se otorga la suspensión para que deje de aplicarse algún acto que tenga por objeto o finalidad la protección de alguno de los bienes jurídicos previsto en el artículo 15 de la legislación, sino para que no se aplique en contra del Instituto actor una política de reducción salarial, sobre emolumentos que ya se venía contemplando.

[…]

82. Por tanto, habiéndose acreditado que no se actualiza ninguno de los criterios negativos y, por el contrario, habiendo constatado que se colman los criterios positivos establecidos por jurisprudencia del Pleno de esta Suprema Corte, debe revocarse el acuerdo impugnado y concederse la suspensión solicitada por la parte actora en la controversia constitucional 81/2021; para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de la ley reclamada, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve”.

Lo anterior, para el efecto de que se mantenga la previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano, esto es, que se contemplen las cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018.

Con base en lo señalado en lo anterior y dado que el Instituto es un órgano constitucional autónomo, que cuenta con un sistema de servicio profesional que incorpora condiciones generales de trabajo, y cuyo personal desarrolla un trabajo técnico calificado y de especialización en su función, actualiza los supuestos establecidos en la fracción III del artículo 127 constitucional.

Por lo anterior, apegándose estrictamente a las mismas cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018 se da cumplimiento a lo dispuesto en el artículo 127, fracción III de la Constitución Política de los Estados Unidos Mexicanos.

ANEXO 23.11.2. LÍMITES DE PERCEPCIONES EXTRAORDINARIAS NETAS TOTALES (pesos)

Nivel	Banda Salarial		Pago Extraordinario Anual Unitario
	Nivel
	Mínimo	Máximo	Mínimo	Máximo
Presidente	0	27	0	—
Comisionado	0	26	0	—
Coordinador Ejecutivo	0	25	0	82,624
Titular de Unidad	0	25	0	76,034
Secretario Técnico del Pleno	0	25	0	76,034
Coordinador General	0	25	0	75,277
Director General	23	23	59,788	67,060
Director General Adjunto	21	22	39,100	50,728
Investigador	21	22	39,100	50,728
Director de Área	18	21	20,719	43,231
Subdirector de Área	16	18	89,237	178,786
Jefe de Departamento	14	16	61,139	123,001
Técnico	10	17	24,448	141,112
Enlace	11	13	32,063	66,129

El pago de la percepción extraordinaria incluye:

- El importe correspondiente al estímulo al desempeño sobresaliente, contenida en el artículo 34, inciso c), de las Disposiciones por las que se establece el Sistema de Servicio Profesional del Instituto Federal de Telecomunicaciones y;

- El importe correspondiente al pago extraordinario por riesgo, que el Instituto podrá otorgar al personal con nivel de enlace; técnico; jefe de departamento y subdirector, que realice labores en campo, cuyo desempeño ponga en riesgo su seguridad.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.11.3. REMUNERACIÓN TOTAL ANUAL DEL COMISIONADO PRESIDENTE DEL INSTITUTO FEDERAL DE TELECOMUNICACIONES (pesos)

Nivel Jerárquico : Comisionado (Grado 27)	Remuneración Total
REMUNERACION TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,513,537
Impuesto sobre la renta retenido 1	966,815
Percepción bruta anual	3,480,352
I. Percepciones ordinarias:	3,480,352
a) Sueldos y salarios:	2,476,041
i) sueldo base	312,318
ii) Compensación garantizada	2,163,723
b) Prestaciones:	1,004,311
i) Aportaciones de seguridad social	62,917
ii) Ahorro Solidario	20,301
iii) Prima Vacacional	34,389
iv) Aguinaldo (sueldo base)	45,113
v) Gratificación de fin a de año (compensación garantizada)	312,538
vi) Prima quinquenal (antigüedad)	2,100
vii) Ayuda para despensa	6,780
viii) Vales de despensa	18,000
ix) Seguro de vida institucional	34,665
x) Seguro Colectivo de Retiro	425
xi) Seguro de Gastos Médicos Mayores	28,198
xii) Seguro de Separación Individualizado	321,885
xiii) Apoyo económico para adquisición de vehículo	117,000
II. Percepciones extraordinarias:
a) Componente salarial variable asociado a la gestión del desempeño

1/	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2022.

Que el Anteproyecto de Presupuesto del Instituto para el ejercicio 2023, es acorde a lo establecido en la suspensión decretada en la Resolución de 10 de noviembre de 2021 dictada por la Primera Sala de la SCJN, en lo relativo al Recurso de Reclamación 74/2021-CA derivado del incidente de suspensión de la controversia constitucional 81/2021, cuyos resolutivos a la letra se indica:

“PRIMERO. Es procedente y fundado el presente recurso de reclamación.

SEGUNDO. Se revoca el auto recurrido de siete de julio de dos mil veintiuno, dictado en el incidente de suspensión de la controversia constitucional 81/2021.

TERCERO. Se concede la suspensión solicitada respecto de los actos señalados en la demanda principal de la controversia constitucional 81/2021, en términos del último considerando de esta sentencia”.

Adicionalmente, en el considerando Séptimo de la resolución del recurso de reclamación 74/2021-CA, derivado del incidente de suspensión de la controversia constitucional 81/2021, se advierte, en la parte conducente, las siguientes consideraciones de derecho:

“60. En ese sentido, como se realizó en los aludidos precedentes, conviene recordar que la suspensión en las controversias constitucionales, tiende a prevenir el daño trascendente que pudiera ocasionarse a las partes y a la sociedad en general, en tanto se resuelve el juicio principal, vinculando a las autoridades contra las que se concede a cumplirla, en aras de proteger el bien jurídico de que se trate y sujetándolas a un régimen de responsabilidades cuando no la acaten. Aplicadas las anteriores consideraciones a este caso, si se obligara a cumplir con lo que establece el artículo 14 párrafo segundo de la Ley Reglamentaria, el juicio podría quedar sin materia por ser, precisamente, ese el tema a decidir en el fondo, de manera que de continuar con su aplicación, la obtención de un fallo favorable, no convalidaría la afectación a los derechos humanos afectados hasta el dictado de la sentencia, ya que la violación alegada se habría consumado en ese lapso.

61. Es decir, de no concederse la medida precautoria se les estaría entregando a los servidores públicos un salario menor al que les corresponde de acuerdo con las funciones que realizan y la responsabilidad que conlleva el prestar el servicio público correspondiente con la calidad e independencia necesarias, permitiendo con ello que sus efectos se consumen irreparablemente en perjuicio de los sujetos obligados que ahí se refieren, lo cual resultaría contrario a la naturaleza jurídica de la medida precautoria de que se trata.

[…]

65. Por lo tanto, con el fin de preservar la materia del juicio y evitar que se cause un daño irreparable, procede conceder la suspensión solicitada para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de preceptos impugnados de la Ley Federal de Remuneraciones de los Servidores Públicos, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve.

[…]

80. Debe concluirse que no se actualizan ninguna de las referidas prohibiciones, pues la concesión de la suspensión se concede para que no se apliquen las normas al Instituto actor y, en su lugar, se mantengan las remuneraciones vigentes con anterioridad a la entrada en vigor de las normas impugnadas, esto es, se mantenga vigente una previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano. En otras palabras, no se otorga la suspensión para que deje de aplicarse algún acto que tenga por objeto o finalidad la protección de alguno de los bienes jurídicos previsto en el artículo 15 de la legislación, sino para que no se aplique en contra del Instituto actor una política de reducción salarial, sobre emolumentos que ya se venía contemplando.

[…]

82. Por tanto, habiéndose acreditado que no se actualiza ninguno de los criterios negativos y, por el contrario, habiendo constatado que se colman los criterios positivos establecidos por jurisprudencia del Pleno de esta Suprema Corte, debe revocarse el acuerdo impugnado y concederse la suspensión solicitada por la parte actora en la controversia constitucional 81/2021; para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de la ley reclamada, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve”.

Lo anterior, para el efecto de que se mantenga la previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano, esto es, que se contemplen las cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018.

Con base en lo señalado en lo anterior y dado que el Instituto es un órgano constitucional autónomo, que cuenta con un sistema de servicio profesional que incorpora condiciones generales de trabajo, y cuyo personal desarrolla un trabajo técnico calificado y de especialización en su función, actualiza los supuestos establecidos en la fracción III del artículo 127 constitucional.

Por lo anterior, apegándose estrictamente a las mismas cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018 se da cumplimiento a lo dispuesto en el artículo 127, fracción III de la Constitución Política de los Estados Unidos Mexicanos.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.12. INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES

ANEXO 23.12.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES (NETOS MENSUALES) (pesos)

Tipo de personal	Nivel		Sueldos y Salarios		Prestaciones en Efectivo y en Especie		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO Y ENLACE/HOMÓLOGOS
Comisionada Presidente/ Comisionados		HB1		111,587		20,357		131,944
Secretario		KB2		101,869		20,586		122,455
Director General/Jefe de Ponencia/ Contralor		KA4		95,536		19,224		114,760
Secretario de Ponencia	MD1	MD5	74,488	91,502	14,897	18,357	89,385	109,859
Director de Área	MC2	MC5	62,672	78,905	12,943	15,689	75,615	94,594
Subdirector de Área	NC2	MB2	40,041	56,200	8,451	11,437	48,492	67,637
Jefe de Departamento/ Consultor/ Auditor	OC3	NB2	25,290	34,699	6,177	7,340	31,467	42,039
Enlace/ Proyectista/ Asesor	PC1	OB6	15,576	23,066	4,438	6,083	20,014	29,149
Secretaría	PC3	OD3	17,748	25,671	4,863	6,933	22,611	32,604
Chofer	OB1	OB5	14,130	22,040	4,155	6,244	18,285	28,284
Auxiliar Administrativo	PA1	PA6	12,445	17,279	3,826	5,469	16,271	22,748

1/

La percepción ordinaria neta mensual corresponde a la cantidad que perciben los servidores públicos del Instituto Nacional de Transparencia, Acceso a la Información y Portección de Datos Personales, una vez aplicadas las disposiciones fiscales vigentes para el ejercicio 2022.

109 de 131

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.12.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES (Brutos Mensuales/Pesos) 2023.

Tipo de personal	Nivel		Sueldos y Salarios		Prestaciones en Efectivo y en Especie		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO Y ENLACE/HOMÓLOGOS
Comisionada Presidente/ Comisionados		HB1		156,086		30,843		186,929
Secretario		KB2		141,362		31,191		172,552
Director General/Jefe de Ponencia/ Contralor		KA4		131,766		29,128		160,894
Secretario de Ponencia	MD1	MD5	100,122	125,654	22,324	27,813	122,446	153,467
Director de Área	MC2	MC5	82,746	106,618	19,034	23,721	101,780	130,339
Subdirector de Área	NC2	MB2	50,372	73,456	12,073	16,591	62,445	90,047
Jefe de Departamento/ Consultor/ Auditor	OC3	NB2	30,421	42,741	8,077	10,487	38,498	53,227
Enlace/ Proyectista/ Asesor	PC1	OB6	17,975	27,513	5,643	7,954	23,618	35,467
Secretaría	PC3	OD3	20,736	30,919	6,183	9,066	26,919	39,985
Chofer	OB1	OB5	16,136	26,194	5,284	8,142	21,420	34,336
Auxiliar Administrativo	PA1	PA6	13,993	20,140	4,865	6,958	18,858	27,098
Auxiliar Administrativo	PA1	PA6	13,993	20,140	4,865	6,958	18,858	27,098

1/	La percepción ordinaria bruta mensual corresponde a la cantidad que perciben los servidores públicos del Instituto Nacional de Transparencia, Acceso a la Información y Portección de Datos Personales.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.12.2. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS. COMISIONADA PRESIDENTE / COMISIONADOS 2023 (pesos)

Descripción	Remuneración total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPIONES ORDINARIAS	1,671,881
Impuesto sobre la renta retenido*	654,056
Percepción ordinaria bruta anual	2,325,937
a) Sueldos y salarios:	1,873,031
i) Sueldo base	292,526.00
ii) Compensación garantizada	1,580,505.00
b) Prestaciones:	452,906
i) Aportaciones a seguridad social	63,770.00
ii) Ahorro solidario	19,014.00
iii) Prima vacacional	104,057.00
iv) Aguinaldo (sueldo base)	36,566.00
v) Gratificación de fin de año (compensación garantizada)	197,563.00
vi) Prima quinquenal (antigüedad)	—
vii) Ayuda para despensa y comedor	10,620.00
viii) Seguro de vida institucional	14,048.00
ix) Seguro colectivo de retiro	425.00
x) Prestaciones de seguridad social y otras prestaciones	6,843.00

*	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2022.

ANEXO 23.12.3. REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES. COMISIONADA PRESIDENTE / COMISIONADOS 2023 (pesos)

Descripción	Remuneración total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	109,589
Impuesto sobre la renta retenido*	47,417
Percepciones ordinarias	157,006
a) Sueldos y salarios:	156,086
i) Sueldo base	24,377
ii) Compensación garantizada	131,709
b) Prestaciones:	920
vi) Prima quinquenal (antigüedad)	0
vii) Ayuda para despensa y comedor	885
ix) Seguro colectivo de retiro	35

*	Deducciones personales de seguridad social y seguros

111 de 131

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.12.4. PERCEPCIÓN EXTRAORDINARIA EN EL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES (netos mensuales/pesos)

Tipo de personal	Nivel		Percepción Extraordinaria
	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO Y ENLACE/HOMÓLOGOS			0	0
Comisionada Presidente/Comisionados		HB1	0	0
Secretario		KB2	0	0
Director General/Jefe de Ponencia/Contralor		KA4	0	0
Secretario de Ponencia	MD1	MD5	0	0
Director de Área	MC2	MC5	0	0
Subdirector de Área	NC2	MB2	0	0
Jefe de Departamento/Consultor/Auditor	OC3	NB2	0	0
Enlace/Proyectista/Asesor	PC1	OB6	0	0
Secretaría	PC3	OD3	0	0
Chofer	OB1	OB5	0	0
Auxiliar Administrativo	PA1	PA6	0	0

ANEXO 23.13. FISCALÍA GENERAL DE LA REPÚBLICA

ANEXO 23.13.1. A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN LA FISCALÍA GENERAL DE LA REPÚBLICA (NETOS MENSUALES) (pesos) (Remuneraciones Tabulador 2022)

Tipo de personal	Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
			(En efectivo y en especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Directivo
Fiscales	33,206	122,343	8,231	31,033	41,437	153,376
Titulares Sustantivos	98,867	121,440	22,338	30,696	121,205	152,136
Titulares Administrativos	98,867	121,440	22,338	30,696	121,205	152,136
Mando
Sustantivo	19,744	90,739	5,733	22,116	25,477	112,855
Administrativo	19,744	90,739	5,733	22,116	25,477	112,855
Agentes del Ministerio Público de la Federación	37,616	77,966	8,671	17,724	46,287	95,690
Agentes de la Policía Federal Ministerial	29,926	53,602	6,492	12,031	36,418	65,633
Peritos	32,392	53,116	7,140	13,244	39,532	66,360
Analistas	18,635	52,068	5,045	11,742	23,680	63,810
Facilitadores	28,527	28,527	6,566	7,403	35,093	35,930
Especializado
Pilotos	32,147	81,932	16,814	19,757	48,961	101,689
Apoyo Aéreo	15,375	34,591	4,339	8,290	19,714	42,881
Apoyo a la Investigación	17,530	60,700	4,123	15,366	21,653	76,066
Apoyo al Proceso Sustantivo	14,974	46,845	4,077	11,063	19,051	57,908
Ventanilla Única	14,974	22,548	4,077	6,438	19,051	28,986
Instructores	36,352	44,925	7,926	10,988	44,278	55,913
Desarrolladores	31,948	42,672	6,764	10,481	38,712	53,153
Traductores	21,687	31,838	5,486	8,175	27,173	40,013

112 de 131

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Profesional
Coordinadores de Proyectos	19,537	73,031	5,142	16,458	24,679	89,489
Abogados	20,615	76,179	5,034	18,403	25,649	94,582
Evaluadores	16,210	38,874	4,327	9,452	20,537	48,326
Técnico
Protección a Personas	37,253	58,320	7,914	12,800	45,167	71,120
De Protección a Instalaciones Estratégicas	11,914	32,115	3,593	8,246	15,507	40,361
Administrativo
Apoyo Administrativo	11,325	18,922	4,174	6,322	15,499	25,244
Operativo Confianza	9,814	12,327	8,943	10,255	18,757	22,582
Operativo Base	9,916	11,400	8,971	10,072	18,887	21,472

Nota:

Las cantidades:

a)	Incluyen los ingresos que reciben las personas servidoras públicas independientemente de su periodicidad o fecha de pago.
b)	Consideran la aplicación de las disposiciones fiscales y de seguridad social.

ANEXO 23.13.1. B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN LA FISCALÍA GENERAL DE LA REPÚBLICA (BRUTOS MENSUALES) (pesos) (Remuneraciones Tabulador 2022)

Tipo de personal	Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
			(En efectivo y en especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Directivo
Fiscales	40,771	172,383	8,555	31,934	49,326	204,317
Titulares Sustantivos	136,813	171,015	22,962	31,529	159,775	202,544
Titulares Administrativos	136,813	171,015	22,962	31,529	159,775	202,544
Mando
Sustantivo	23,274	124,498	6,014	22,831	29,288	147,329
Administrativo	23,274	124,498	6,014	22,831	29,288	147,329
Agentes del Ministerio Público de la Federación	46,908	105,237	8,822	18,001	55,730	123,238
Agentes de la Policía Federal Ministerial	36,482	69,745	6,584	12,253	43,066	81,998
Peritos	39,707	69,050	7,239	13,504	46,946	82,554
Analistas	21,865	67,554	5,138	11,964	27,003	79,518
Facilitadores	34,654	34,654	6,666	7,571	41,320	42,225
Especializado
Pilotos	39,387	111,155	16,919	20,094	56,306	131,249
Apoyo Aéreo	17,719	42,586	4,428	8,502	22,147	51,088
Apoyo a la Investigación	20,459	79,885	4,567	15,653	25,026	95,538
Apoyo al Proceso Sustantivo	17,209	60,092	4,160	11,292	21,369	71,384
Ventanilla Única	17,209	26,840	4,160	6,603	21,369	33,443
Instructores	45,102	57,350	8,057	11,225	53,159	68,575
Desarrolladores	39,126	54,131	6,855	10,715	45,981	64,846
Traductores	25,744	38,983	5,578	8,348	31,322	47,331
Profesional
Coordinadores de Proyectos	23,011	97,980	5,234	16,724	28,245	114,704

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Abogados	24,382	102,609	5,245	18,710	29,627	121,319
Evaluadores	18,780	48,705	4,411	9,675	23,191	58,380
Técnico
Protección a Personas	46,390	76,486	8,039	13,020	54,429	89,506
De Protección a Instalaciones Estratégicas	13,320	39,345	3,674	8,419	16,994	47,764
Administrativo
Apoyo Administrativo	12,602	22,229	4,423	6,663	17,025	28,892
Operativo Confianza	10,771	13,843	10,407	12,106	21,178	25,949
Operativo Base	10,893	12,694	10,147	11,411	21,040	24,105

Las cantidades:

a)	Incluyen los ingresos que reciben las personas servidoras públicas independientemente de su periodicidad o fecha de pago.
b)	Consideran las remuneraciones mensuales brutas conforme al Artículo 7, fracción I, inciso a) de la Ley Federal de Remuneraciones de los Servidores Públicos.

ANEXO 23.13.2. REMUNERACIÓN TOTAL ANUAL DEL FISCAL GENERAL DE LA REPÚBLICA 2022 (pesos) (Remuneraciones Tabulador 2022)

Descripción	Remuneración total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	1,840,518.00
Impuesto sobre la renta retenido	730,375.00
Percepción ordinaria bruta anual	2,570,893.00
a) Sueldos y salarios:	2,068,596.00
i) Sueldo base	464,100.00
ii) Compensaciones adicionales por servicios especiales	1,604,496.00
b) Prestaciones:	502,297.00
i) Aportaciones a seguridad social	69,776.00
ii) Ahorro Solidario	22,515.00
iii) Prima vacacional	12,892.00
iv) Aguinaldo (sueldo base)	76,644.00
v) Gratificación de fin de año (Compensaciones adicionales por servicios especiales)	273,085.00
vi) Prima quinquenal (antigüedad)	3,420.00
vii) Ayuda para despensa	14,580.00
viii) Seguro de vida institucional	28,960.00
ix) Seguro colectivo de retiro	425.00

Notas:

El impuesto se determinó conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

Se proyectan 5 quinquenios.

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.13.3. REMUNERACIÓN TOTAL LÍQUIDA MENSUAL DEL FISCAL GENERAL DE LA REPÚBLICA 2022 (pesos) (Remuneraciones Tabulador 2022)

Descripción	Remuneración total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	120,287.08
Impuesto sobre la renta retenido y deducciones personales *	53,631.37
Percepción ordinaria bruta mensual	173,918.45
a) Sueldos y salarios:	172,383.00
i) Sueldo base	38,675.00
ii) Compensaciones adicionales por servicios especiales	133,708.00
b) Prestaciones:	1,535.45
i) Prima quinquenal (antigüedad)	285.00
ii) Ayuda para despensa	1,215.00
iii) Seguro colectivo de retiro	35.45

*	Deducciones personales de seguridad social y seguros

La remuneración ordinaria total líquida mensual neta del Fiscal General de la República, se ajusta a las políticas salariales adoptadas por el estado mexicano.

ANEXO 23.14. INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA

ANEXO 23.14.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (NETOS MENSUALES) (pesos)

Tipo de personal	Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Presidencia del Instituto		118,373		14,141		132,514
Vicepresidencia		118,373		14,141		132,514
Jefatura de Unidad		116,094		13,750		129,844
Dirección General	114,384	115,638	13,565	13,700	127,949	129,338
Coordinación General / Dirección General Adjunta / Dirección Regional	93,254	112,814	11,148	13,275	104,402	126,089
Dirección de Área	53,025	92,566	6,804	11,029	59,829	103,595
Subdirección de Área	32,634	49,452	4,677	6,334	37,311	55,786
Jefatura de Departamento	22,706	32,389	3,781	4,664	26,487	37,053
Personal de Enlace	15,683	20,434	3,129	3,565	18,812	23,999
Personal Operativo	9,505	12,554	5,825	5,913	15,330	18,467

La percepción ordinaria neta incluye los ingresos que reciben los servidores públicos independientemente de su periodicidad o fecha de pago. Así mismo contempla la aplicación de las disposiciones fiscales y de seguridad social.

Los límites de percepción ordinaria no consideran los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del impuesto sobre la renta del aguinaldo de sueldo base y aguinaldo de la compensación garantizada.

ANEXO 23.14.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (BRUTOS MENSUALES) (pesos)

Tipo de personal	Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Presidencia del Instituto		171,015		21,342		192,357
Vicepresidencia		171,015		21,342		192,357
Jefatura de Unidad		166,912		20,736		187,648
Dirección General	164,322	166,222	20,448	20,659	184,770	186,881
Coordinación General / Dirección General Adjunta / Dirección Regional	131,654	161,289	16,705	19,998	148,359	181,287
Dirección de Área	71,521	130,384	9,923	16,525	81,444	146,909

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Secretaría General Secretaría de Servicios Parlamentarios

Subdirección de Área	41,803	65,826	6,501	9,182	48,304	75,008
Jefatura de Departamento	28,675	41,414	5,012	6,443	33,687	47,857
Personal de Enlace	19,487	25,581	3,948	4,636	23,435	30,217
Personal Operativo	11,423	15,419	7,223	7,435	18,646	22,854

La percepción ordinaria bruta incluye los ingresos que reciben los servidores públicos independientemente de su periodicidad o fecha de pago.

Los límites de percepción ordinaria no consideran los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del impuesto sobre la renta del aguinaldo de sueldo base y aguinaldo de la compensación garantizada.

ANEXO 23.14.2 LÍMITES DE PERCEPCIÓN EXTRAORDINARIA NETA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

Tipo de personal	Pago Extraordinario Anual Unitario Máximo
Presidencia del Instituto
Vicepresidencia	26,636
Jefatura de Unidad	34,890
Dirección General	34,915
Coordinación General / Dirección General Adjunta / Dirección Regional	35,249
Dirección de Área	36,544
Subdirección de Área	66,737
Jefatura de Departamento	69,107
Personal de Enlace	103,631
Personal Operativo	218,333

La percepción extraordinaria se otorga al personal que se hace acreedor a la misma, siempre y cuando se cumplan los requisitos establecidos en el marco normativo aplicable.

La percepción extraordinaria neta incluyen la aplicación de las disposiciones fiscales.

Los límites de percepción extraordinaria no consideran los efectos del artículo 129 de la Ley de Premios, Estímulos y Recompensas Civiles, respecto del impuesto sobre la renta del premio nacional de antigüedad y recompensa anual.

ANEXO 23.14.3. REMUNERACIÓN TOTAL ANUAL DEL PRESIDENTE DEL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

NIVEL JERÁRQUICO: HC3	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,755,032
Impuesto sobre la renta	681,314
Percepción bruta anual	2,436,346
I. Percepciones ordinarias:	2,436,346
a) Sueldos y salarios:	2,052,180
I) Sueldo base	363,024
II) Compensación garantizada	1,689,156
b) Prestaciones:	384,166
I) Aportaciones de seguridad social	76,391
II) Ahorro solidario	22,515
III) Prima vacacional	10,084
IV) Aguinaldo (sueldo base)	40,336
V) Gratificación de fin de año (Compensación garantizada)	187,684

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Secretaría General Secretaría de Servicios Parlamentarios

VI) Prima quinquenal (antigüedad)	3,420
VII) Ayuda para despensa	14,580
VIII) Seguro de vida institucional	28,731
IX) Seguro colectivo de retiro	425

El impuesto se determinó conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

Se consideró la estimación de 5 quinquenios.

La remuneración total anual no contempla los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del impuesto sobre la renta del aguinaldo de sueldo base y aguinaldo de la compensación garantizada.

ANEXO 23.14.4. REMUNERACIÓN TOTAL ANUAL DEL VICEPRESIDENTE DEL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

NIVEL JERÁRQUICO: HA1	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,755,032
Impuesto sobre la renta	681,314
Percepción bruta anual	2,436,346
I. Percepciones ordinarias:	2,436,346
a) Sueldos y salarios:	2,052,180
I) Sueldo base	363,024
II) Compensación garantizada	1,689,156
b) Prestaciones:	384,166
I) Aportaciones de seguridad social	76,391
II) Ahorro solidario	22,515
III) Prima vacacional	10,084
IV) Aguinaldo (sueldo base)	40,336
V) Gratificación de fin de año (Compensación garantizada)	187,684
VI) Prima quinquenal (antigüedad)	3,420
VII) Ayuda para despensa	14,580
VIII) Seguro de vida institucional	28,731
IX) Seguro colectivo de retiro	425

El impuesto se determinó conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

Se consideró la estimación de 5 quinquenios.

La remuneración total anual no contempla los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del impuesto sobre la renta del aguinaldo de sueldo base y aguinaldo de la compensación garantizada.

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.15. TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA

ANEXO 23.15.1. REMUNERACIÓN TOTAL ANUAL MAGISTRADO PRESIDENTE DEL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Remuneración Total
Remuneraciones Totales Anuales Netas	1,827,827
Impuesto sobre la renta retenido	718,085
Percepción Ordinaria Bruta Anual	2,545,912
a) Sueldos y salarios:	2,036,568
i) Sueldo base	404,568
ii) Compensación garantizada	1,632,000
b) Prestaciones:	509,344
i) Aportaciones de seguridad social	69,781
ii) Ahorro solidario	22,515
iii) Prima vacacional	11,238
iv) Aguinaldo (sueldo base)	68,109
v) Gratificación de fin de año (compensación garantizada)	276,588
vi) Prima quinquenal (antigüedad)	2,820
vii) Ayuda para despensa	14,580
viii) Seguro de vida institucional	21,180
ix) Seguro colectivo de retiro	425
x) Seguro de gastos médicos mayores	22,108

Notas:

1)

En términos del artículo 5 del DECRETO por el que se abroga la Ley Federal de Remuneraciones de los Servidores Públicos, Reglamentaria de los artículos 75 y 127 de la Constitución Política de los Estados Unidos Mexicanos, publicada en el Diario Oficial de la Federación el 5 de noviembre de 2018, y se expide la Ley Federal de Remuneraciones de los Servidores Públicos, no se incluyen los recursos percibidos, en su caso, por concepto de pensiones o haberes de retiro, así como por servicios de seguridad.

ANEXO 23.15.2. REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA DEL MAGISTRADO PRESIDENTE DEL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Remuneración Total
Remuneración Ordinaria Total Líquida Mensual Neta	121,544
Impuesto Sobre la Renta Retenido, y deducciones de Seguridad Social	49,705
Percepción Ordinaria Bruta Liquida Mensual	171,249
a) Sueldos y Salarios	169,714
i) Sueldo Base	33,714
ii) Compensación Garantizada	136,000
b) Prestaciones	1,535
i) Prima Quinquenal	285
ii) Ayuda para Despensa	1,215
iii) Seguro Colectivo de Retiro	35

Notas:

1)

En términos del artículo 5 del DECRETO por el que se abroga la Ley Federal de Remuneraciones de los Servidores Públicos, Reglamentaria de los artículos 75 y 127 de la Constitución Política de los Estados Unidos Mexicanos, publicada en el Diario Oficial de la Federación el 5 de noviembre de 2018, y se expide la Ley Federal de Remuneraciones de los Servidores Públicos, no se incluyen los recursos percibidos, en su caso, por concepto de pensiones o haberes de retiro, así como por servicios de seguridad.

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.15.3. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN EL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Grupo	Nivel	Sueldos y salarios		Prestaciones 1/		Percepción Ordinaria Total Neta
		Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Magistrado Presidente	1	0	120,582.00	0	30,785.00	0	151,367.00
Magistrados	2 a 4	119,730.00	120,516.00	30,613.00	30,773.00	150,343.00	151,289.00
Titular	5	0	117,731.00	0	30,203.00	0	147,934.00
Jefe de Unidad	6	0	111,530.00	0	28,587.00	0	140,118.00
Director General u homólogo	7 al 10	83,150.00	105,920.00	20,321.00	26,855.00	103,471.00	132,775.00
Titular de Unidad	12 y 21	47,201.00	73,385.00	12,367.00	18,372.00	59,567.00	91,757.00
Secretario de Acuerdos	11, 13, 16 al 18 y 21	47,201.00	77,125.00	12,367.00	19,227.00	59,567.00	96,352.00
Director de Área	14, 15 19 y 21	47,201.00	64,885.00	12,367.00	16,294.00	59,567.00	81,179.00
Coordinador	17 y 19	53,431.00	59,906.00	13,742.00	15,116.00	67,173.00	75,021.00
Subdirector	22 al 27	27,263.00	46,431.00	8,433.00	12,233.00	35,695.00	58,664.00
Coordinador Adjunto	25 y 30	21,966.00	34,706.00	7,594.00	9,838.00	29,560.00	44,544.00
Actuario	27 y 28	24,395.00	27,263.00	7,977.00	8,433.00	32,371.00	35,695.00
Oficial Jurisdiccional	28 y 29	24,203.00	24,395.00	7,947.00	7,977.00	32,150.00	32,371.00
Jefe de Departamento	28 al 30	21,966.00	24,395.00	7,594.00	7,977.00	29,560.00	32,371.00
Operador de Servicios	30	0	21,966.00	0	7,594.00	0	29,560.00
Oficial de Partes	31 y 32	16,855.00	18,309.00	6,731.00	6,956.00	23,585.00	25,265.00
Enlace	31 al 33	13,906.00	18,309.00	6,275.00	6,956.00	20,181.00	25,265.00
Operativo	34 y 35	10,317.00	12,327.00	10,437.00	10,940.00	20,754.00	23,267.00

1)

En términos del artículo 5 del DECRETO por el que se abroga la Ley Federal de Remuneraciones de los Servidores Públicos, Reglamentaria de los artículos 75 y 127 de la Constitución Política de los Estados Unidos Mexicanos, publicada en el Diario Oficial de la Federación el 5 de noviembre de 2018, y se expide la Ley Federal de Remuneraciones de los Servidores Públicos, no se incluyen los recursos percibidos, en su caso, por concepto de pensiones o haberes de retiro, así como por servicios de seguridad.

NOTA GENERAL: Las remuneraciones referidas en el Anexo 23 para los poderes Legislativo y Judicial y de los entes autónomos que se presentan, son las remitidas de conformidad con la información enviada por cada uno de esos poderes y entes autónomos.

ANEXO 24. PREVISIONES SALARIALES Y ECONÓMICAS DE LOS RAMOS 25 Y 33 (pesos)

		Incremento a las percepciones	Creación de plazas	Otras medidas de carácter económico, laboral y contingente
		I	II	III	Total
Ramos Generales
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	18,832,023,797	650,000,000	5,912,436,743	25,394,460,540
	Autoridad Educativa Federal en la Ciudad de México	1,041,670,187	0	2,817,989,477	3,859,659,664
	Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo	17,581,070,950	650,000,000	3,044,581,946	21,275,652,896
	Fondo de Aportaciones para la Educación Tecnológica y de Adultos	209,282,660	0	49,865,320	259,147,980
33	Aportaciones Federales para Entidades Federativas y Municipios	2,592,150,302	0	462,570,000	3,054,720,302
	Fondo de Aportaciones para los Servicios de Salud	2,592,150,302	0	462,570,000	3,054,720,302

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ANEXO 25. PROGRAMAS SUJETOS A REGLAS DE OPERACIÓN

04 Gobernación
Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas (PAIMEF)
08 Agricultura y Desarrollo Rural
Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.
Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)
Sanidad e Inocuidad Agroalimentaria
Precios de Garantía a Productos Alimentarios Básicos
Fertilizantes
Producción para el Bienestar
Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura
11 Educación Pública
Programa de Becas de Educación Básica para el Bienestar Benito Juárez
Programa de Becas Elisa Acuña
Programa para el Desarrollo Profesional Docente
Programa de Cultura Física y Deporte
Programa Nacional de Inglés
La Escuela es Nuestra
Jóvenes Escribiendo el Futuro
Fortalecimiento de los Servicios de Educación Especial (PFSEE)
Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)
Fortalecimiento a la Excelencia Educativa
Beca Universal para Estudiantes de Educación Media Superior Benito Juárez
Expansión de la Educación Inicial
Educación para Adultos (INEA)
Educación Inicial y Básica Comunitaria
12 Salud
Programa de Atención a Personas con Discapacidad
Fortalecimiento a la atención médica
Programa Nacional de Reconstrucción
14 Trabajo y Previsión Social
Programa de Apoyo al Empleo (PAE)
Jóvenes Construyendo el Futuro
15 Desarrollo Agrario, Territorial y Urbano
Programa de Vivienda Social
Programa para Regularizar Asentamientos Humanos
Programa de Mejoramiento Urbano (PMU)
Programa Nacional de Reconstrucción
16 Medio Ambiente y Recursos Naturales
Programa de Conservación para el Desarrollo Sostenible
Agua Potable, Drenaje y Tratamiento
Programa de Apoyo a la Infraestructura Hidroagrícola
Desarrollo Forestal Sustentable para el Bienestar
19 Aportaciones a Seguridad Social
Programa IMSS-BIENESTAR
20 Bienestar
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras
Pensión para el Bienestar de las Personas Adultas Mayores
Pensión para el Bienestar de las Personas con Discapacidad Permanente
Sembrando Vida
38 Consejo Nacional de Ciencia y Tecnología
Becas de posgrado y apoyos a la calidad
Sistema Nacional de Investigadores

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Secretaría General Secretaría de Servicios Parlamentarios

47 Entidades no Sectorizadas
Programa para el Adelanto, Bienestar e Igualdad de las Mujeres
Programa de Apoyo a la Educación Indígena
Programa para el Bienestar Integral de los Pueblos Indígenas
48 Cultura
Programas del Fondo Nacional de Fomento a las Artesanías (FONART)
Programa de Apoyos a la Cultura
Programa Nacional de Reconstrucción
Programa Nacional de Becas Artísticas y Culturales

ANEXO 26. PRINCIPALES PROGRAMAS

04 Gobernación
Política y servicios migratorios
Promover la Protección de los Derechos Humanos y Prevenir la Discriminación
Registro e Identificación de Población
Determinación, ejecución y seguimiento a las acciones de búsqueda de Personas Desaparecidas y No Localizadas
08 Agricultura y Desarrollo Rural
Precios de Garantía a Productos Alimentarios Básicos
Fertilizantes
Producción para el Bienestar
Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.
Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)
Sanidad e Inocuidad Agroalimentaria
Adquisición de leche nacional
Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura
09 Infraestructura, Comunicaciones y Transportes
Proyectos de construcción de carreteras
Proyectos Ferroviarios para Transporte de Carga y Pasajeros
Reconstrucción y Conservación de Carreteras
Conservación de infraestructura de caminos rurales y carreteras alimentadoras
Proyectos de construcción de carreteras alimentadoras y caminos rurales
11 Educación Pública
Jóvenes Escribiendo el Futuro
Beca Universal para Estudiantes de Educación Media Superior Benito Juárez
Universidades para el Bienestar Benito Juárez García
Servicios de Educación Media Superior
Servicios de Educación Superior y Posgrado
Desarrollo Cultural
Investigación científica y desarrollo tecnológico
Educación Inicial y Básica Comunitaria
Programa de Becas de Educación Básica para el Bienestar Benito Juárez
Subsidios para organismos descentralizados estatales
Programa de Cultura Física y Deporte
La Escuela es Nuestra

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12 Salud
Atención a la Salud y Medicamentos Gratuitos para la Población sin Seguridad Social Laboral
Atención a la Salud
Prevención y atención contra las adicciones
Salud materna, sexual y reproductiva
Fortalecimiento a la atención médica
Prevención y atención de VIH/SIDA y otras ITS
Programa de vacunación
14 Trabajo y Previsión Social
Jóvenes Construyendo el Futuro
15 Desarrollo Agrario, Territorial y Urbano
Programa Nacional de Reconstrucción
Programa de Mejoramiento Urbano (PMU)
Programa de Vivienda Social
16 Medio Ambiente y Recursos Naturales
Protección Forestal
Programa de Conservación para el Desarrollo Sostenible
Agua Potable, Drenaje y Tratamiento
Infraestructura de agua potable, alcantarillado y saneamiento
Infraestructura para la Protección de Centros de Población y Áreas Productivas
Infraestructura para la modernización y rehabilitación de riego y temporal tecnificado
Operación y mantenimiento de infraestructura hídrica
20 Bienestar
Pensión para el Bienestar de las Personas Adultas Mayores
Pensión para el Bienestar de las Personas con Discapacidad Permanente
Sembrando Vida
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras
21 Turismo
Fomento y promoción de la inversión en el sector turístico
Proyectos de Transporte Masivo de Pasajeros
36 Seguridad y Protección Ciudadana
Administración del sistema federal penitenciario
Coordinación del Sistema Nacional de Protección Civil
Operación de la Guardia Nacional para la prevención, investigación y persecución de delitos
38 Consejo Nacional de Ciencia y Tecnología
Becas de posgrado y apoyos a la calidad
Sistema Nacional de Investigadores
Programas nacionales estratégicos de ciencia, tecnología y vinculación con el sector social, público y privado
47 Entidades no Sectorizadas
Corredor Interoceánico del Istmo de Tehuantepec
Programas del Instituto Nacional de los Pueblos Indígenas
48 Cultura
Desarrollo Cultural
Protección y conservación del Patrimonio Cultural
Servicios educativos culturales y artísticos

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ANEXO 27. PROGRAMA NACIONAL DE RECONSTRUCCIÓN (millones de pesos)

MONTO
Educación	0.0
Salud	277.8
Desarrollo Agrario, Territorial y Urbano	628.7
Cultura	332.8

Total	1,239.2

ANEXO 28. CONSERVACIÓN Y MANTENIMIENTO CARRETERO (pesos)

ESTADO	CONSERVACIÓN DE INFRAESTRUCTURA CARRETERA	CONSERVACIÓN Y ESTUDIOS Y PROYECTOS DE CAMINOS RURALES Y CARRETERAS ALIMENTADORAS
Guerrero	0	1,084,500,000
Estado de México	0	150,000,000
Oaxaca	0	5,394,897,551
Ciudad de México	9,000,000,000	400,000,000

TOTAL	9,000,000,000	7,029,397,551

ANEXO 29. SUBSIDIOS PARA ORGANISMOS DESCENTRALIZADOS ESTATALES (pesos)

MONTO
U006 Subsidios para organismos descentralizados estatales (UR 511)
Aguascalientes	990,444,171
Baja California	1,962,817,033
Baja California Sur	558,872,039
Campeche	1,105,238,990
Chiapas	1,589,770,351
Chihuahua	2,325,927,162
Coahuila	1,650,753,910
Colima	1,800,366,068
Durango	1,584,692,470
Estado de México	2,520,948,413
Guanajuato	2,109,690,286
Guerrero	2,295,075,509
Hidalgo	1,615,715,663
Jalisco	6,984,533,152
Michoacán	2,311,071,218
Morelos	1,448,224,480
Nayarit	1,674,686,127
Nuevo León	6,330,728,591
Oaxaca	1,394,165,502
Puebla	5,015,001,551
Querétaro	1,652,611,008
Quintana Roo	351,800,743
San Luis Potosí	2,328,857,770
Sinaloa	5,286,221,463
Sonora	2,423,975,297
Tabasco	1,453,000,349
Tamaulipas	2,614,195,459

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Tlaxcala	760,453,765
Veracruz	3,009,142,720
Yucatán	2,313,169,873
Zacatecas	1,788,344,045

Total	71,250,495,178

ANEXO 29.1 CONSOLIDACIÓN DE LAS UNIVERSIDADES INTERCULTURALES (pesos)

MONTO
S247 Programa para el Desarrollo Profesional Docente (Universidades Interculturales)
Universidad Intercultural de Chiapas	12,068,925
Universidad Intercultural del Estado de México	15,940,583
Universidad Intercultural del Estado de Tabasco	14,581,562
Universidad Intercultural del Estado de Puebla	10,123,835
Universidad Intercultural Indígena de Michoacán	9,206,379
Universidad Intercultural del Estado de Guerrero	3,945,596
Universidad Intercultural Maya de Quintana Roo	13,395,564
Universidad Intercultural Veracruzana	1,970,856
Universidad Autónoma Indígena de México_1/	12,253,165
Universidad Autónoma Intercultural del Estado de Hidalgo	1,094,741
Universidad Autónoma Intercultural de San Luis Potosí	1,094,741

Total	95,675,947

1/	Para efectos comparativos, la Universidad Autónoma Indígena de México se reportó en los ejercicios fiscales anteriores como la Universidad Autónoma Intercultural de Sinaloa.

ANEXO 30. PROGRAMA HIDRÁULICO: SUBSIDIOS PARA ACCIONES EN MATERIA DE AGUA (pesos)

Estado	Subsidios Administración del Agua y Agua Potable	Subsidios Hidroagrícolas
Aguascalientes	34,240,565	9,539,397
Baja California	62,617,932	35,505,867
Baja California Sur	35,776,314	11,335,305
Campeche	45,232,634	27,803,034
Coahuila	35,923,560	18,412,225
Colima	15,946,015	11,099,050
Chiapas	90,867,381	144,989,084
Chihuahua	66,448,523	46,802,496
Ciudad de México	80,703,756	63,504,321
Durango	63,997,553	21,521,397
Guanajuato	98,847,230	98,910,434
Guerrero	119,213,924	111,464,980
Hidalgo	63,007,462	51,840,873
Jalisco	85,630,102	37,820,209
Estado de México	189,208,470	35,820,663
Michoacán	83,849,720	74,447,936
Morelos	62,674,847	31,849,928

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Nayarit	937,624,560	14,514,677
Nuevo León	67,722,941	17,928,277
Oaxaca	91,684,781	59,946,835
Puebla	377,924,988	78,985,322
Querétaro	50,466,000	14,293,922
Quintana Roo	41,402,383	48,549,016
San Luis Potosí	77,389,338	53,674,976
Sinaloa	61,417,923	156,548,948
Sonora	70,055,234	83,697,328
Tabasco	63,061,287	36,131,635
Tamaulipas	74,933,529	105,563,361
Tlaxcala	19,163,551	5,834,507
Veracruz	123,568,310	105,001,903
Yucatán	53,689,013	80,644,099
Zacatecas	48,002,716	12,811,695
No Distribuible Geográficamente	49,674,491	0

Total	3,441,967,033	1,706,793,700

ANEXO 31. ANEXO TRANSVERSAL ANTICORRUPCIÓN (pesos)

Ramo / Denominación Unidad Responsable	E j e s				MONTO
	1. Combatir la corrupción y la impunidad	2. Combatir la arbitrariedad y el abuso de poder	3. Promover la mejora de la gestión pública y de los puntos de contacto gobierno- sociedad	4. Involucrar a la sociedad y el sector privado
Total	1,939,504,091	4,376,676,465	185,294,228	87,703,017	6,589,177,802
01 Poder Legislativo		2,693,555,575			2,693,555,575
Auditoría Superior de la Federación		2,693,555,575			2,693,555,575
03 Poder Judicial	999,567,064	560,004,633	44,146,890		1,603,718,587
Consejo de la Judicatura Federal	999,567,064	560,004,633	44,146,890		1,603,718,587
05 Relaciones Exteriores	2,000,000				2,000,000
06 Hacienda y Crédito Público	333,044,304	92,219,425	30,440,930		455,704,659
Unidad de Inteligencia Financiera	158,995,760				158,995,760
Unidad de Política y Control Presupuestario		48,941			48,941
Unidad de Contabilidad Gubernamental		69,895,611			69,895,611
Dirección General de Programación y Presupuesto “B”		22,274,873			22,274,873
Subprocuraduría Fiscal Federal de Investigaciones	77,074,431				77,074,431

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Oficialía Mayor			30,440,930		30,440,930
Comisión Nacional Bancaria y de Valores	6,942,390				6,942,390
Servicio de Administración Tributaria	90,031,723				90,031,723
10 Economía			7,023,424		7,023,424
Comisión Nacional de Mejora Regulatoria			7,023,424		7,023,424
11 Educación Pública				39,907,807	39,907,807
20 Bienestar			8,549,778		8,549,778
27 Función Pública	177,562,751	933,966,949	80,370,610	18,163,931	1,210,064,241
32 Tribunal Federal de Justicia Administrativa	124,942,553				124,942,553
38 Consejo Nacional de Ciencia y Tecnología				5,000,000	5,000,000
44 Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	61,946,826	7,364,529	10,369,218	3,977,912	83,658,485
47 Entidades no Sectorizadas	17,077,505	89,565,355	4,393,379	20,653,367	131,689,606
Secretaría Ejecutiva del Sistema Nacional Anticorrupción	17,077,505	88,606,233	3,122,381	20,653,367	129,459,486
Archivo General de la Nación		959,122			959,122
Instituto Nacional de las Mujeres			1,270,998		1,270,998
49 Fiscalía General de la República	223,363,087				223,363,087
Fiscalía Especializada en materia de Combate a la Corrupción	223,363,087				223,363,087

ANEXO 32. ADECUACIONES APROBADAS POR LA H. CÁMARA DE DIPUTADOS (pesos)

		PROYECTO PEF	REDUCCIONES	AMPLIACIONES	REASIGNACIONES	PEF APROBADO
A: RAMOS AUTÓNOMOS		145,315,936,726	7,437,533,326	0	-7,437,533,326	137,878,403,400
Gasto Programable
01	Poder Legislativo	16,461,067,067	466,665,171	0	-466,665,171	15,994,401,896
	Cámara de Senadores	4,868,905,434	140,254,087	0	-140,254,087	4,728,651,347
	Cámara de Diputados	8,776,400,000	204,205,026	0	-204,205,026	8,572,194,974
	Auditoría Superior de la Federación	2,815,761,633	122,206,058	0	-122,206,058	2,693,555,575
03	Poder Judicial	79,969,627,641	2,425,136,515	0	-2,425,136,515	77,544,491,126
	Suprema Corte de Justicia de la Nación	5,733,850,000	103,315,570	0	-103,315,570	5,630,534,430
	Consejo de la Judicatura Federal	71,220,462,841	2,286,576,408	0	-2,286,576,408	68,933,886,433
	Tribunal Electoral del Poder Judicial de la Federación	3,015,314,800	35,244,537	0	-35,244,537	2,980,070,263
22	Instituto Nacional Electoral	24,696,868,749	4,475,501,178	0	-4,475,501,178	20,221,367,571

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35	Comisión Nacional de los Derechos Humanos	1,798,324,772	0	0	0	1,798,324,772
41	Comisión Federal de Competencia Económica	689,984,335	33,564,734	0	-33,564,734	656,419,601
43	Instituto Federal de Telecomunicaciones	1,680,000,000	17,976,321	0	-17,976,321	1,662,023,679
44	Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	1,065,876,355	18,689,407	0	-18,689,407	1,047,186,948
49	Fiscalía General de la República	18,954,187,807	0	0	0	18,954,187,807
RAMO: 40 INFORMACIÓN NACIONAL ESTADÍSTICA Y GEOGRÁFICA		9,875,408,830	0	0	0	9,875,408,830
	Instituto Nacional de Estadística y Geografía	9,875,408,830	0	0	0	9,875,408,830
RAMO: 32 Tribunal Federal de Justicia Administrativa		3,153,190,149	0	0	0	3,153,190,149
	Tribunal Federal de Justicia Administrativa	3,153,190,149	0	0	0	3,153,190,149
B: RAMOS ADMINISTRATIVOS		1,848,328,280,887	0	7,437,533,326	7,437,533,326	1,855,765,814,213
Gasto Programable
02	Oficina de la Presidencia de la República	875,520,230	0	0	0	875,520,230
04	Gobernación	7,821,084,014	0	47,544,677	47,544,677	7,868,628,691
05	Relaciones Exteriores	9,534,373,846	0	0	0	9,534,373,846
06	Hacienda y Crédito Público	25,202,085,876	0	0	0	25,202,085,876
07	Defensa Nacional	111,911,638,277	0	0	0	111,911,638,277
08	Agricultura y Desarrollo Rural	70,527,933,647	0	0	0	70,527,933,647
09	Infraestructura, Comunicaciones y Transportes	77,411,447,232	0	0	0	77,411,447,232
10	Economía	3,778,113,707	0	0	0	3,778,113,707
11	Educación Pública	402,276,748,788	0	0	0	402,276,748,788
12	Salud	209,616,460,086	0	0	0	209,616,460,086
13	Marina	41,878,142,593	0	0	0	41,878,142,593
14	Trabajo y Previsión Social	27,118,736,621	0	0	0	27,118,736,621
15	Desarrollo Agrario, Territorial y Urbano	15,264,743,748	0	0	0	15,264,743,748
16	Medio Ambiente y Recursos Naturales	75,627,265,287	0	0	0	75,627,265,287
18	Energía	49,401,949,404	0	0	0	49,401,949,404
20	Bienestar	408,290,210,746	0	6,342,057,870	6,342,057,870	414,632,268,616
21	Turismo	145,565,092,661	0	0	0	145,565,092,661
27	Función Pública	1,533,457,177	0	0	0	1,533,457,177
31	Tribunales Agrarios	897,825,576	0	0	0	897,825,576

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36	Seguridad y Protección Ciudadana	99,028,568,587	0	1,000,000,000	1,000,000,000	100,028,568,587
37	Consejería Jurídica del Ejecutivo Federal	154,970,460	0	0	0	154,970,460
38	Consejo Nacional de Ciencia y Tecnología	31,655,085,408	0	0	0	31,655,085,408
45	Comisión Reguladora de Energía	269,291,646	0	0	0	269,291,646
46	Comisión Nacional de Hidrocarburos	233,949,815	0	0	0	233,949,815
47	Entidades no Sectorizadas	16,528,534,686	0	47,930,779	47,930,779	16,576,465,465
48	Cultura	15,925,050,769	0	0	0	15,925,050,769
C: RAMOS GENERALES		4,552,325,306,523	0	0	0	4,552,325,306,523
Gasto Programable
19	Aportaciones a Seguridad Social	1,236,422,206,888	0	0	0	1,236,422,206,888
23	Provisiones Salariales y Económicas	161,324,744,980	0	0	0	161,324,744,980
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	72,782,670,302	0	0	0	72,782,670,302
	Previsiones para servicios personales para los servicios de educación básica en la Ciudad de México, para el Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE) y para el Fondo de Aportaciones para la Educación Tecnológica y de Adultos	25,394,460,540	0	0	0	25,394,460,540
	Aportaciones para los servicios de educación básica y normal en la Ciudad de México	47,388,209,762	0	0	0	47,388,209,762
33	Aportaciones Federales para Entidades Federativas y Municipios	924,331,682,390	0	0	0	924,331,682,390
	Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE):	456,672,694,098	0	0	0	456,672,694,098
	Servicios Personales	416,012,838,724	0	0	0	416,012,838,724
	Otros de Gasto Corriente	11,283,378,835	0	0	0	11,283,378,835
	Gasto de Operación	17,084,245,808	0	0	0	17,084,245,808
	Fondo de Compensación	12,292,230,731	0	0	0	12,292,230,731

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Fondo de Aportaciones para los Servicios de Salud		125,564,335,251	0	0	0	125,564,335,251
Fondo de Aportaciones para la Infraestructura Social, que se distribuye en:		112,388,010,675	0	0	0	112,388,010,675
Entidades		13,623,058,462	0	0	0	13,623,058,462
Municipal y de las Demarcaciones Territoriales del Distrito Federal		98,764,952,213	0	0	0	98,764,952,213
Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal		113,849,845,715	0	0	0	113,849,845,715
Fondo de Aportaciones Múltiples, que se distribuye para erogaciones de:		36,168,198,264	0	0	0	36,168,198,264
Asistencia Social		16,637,371,201	0	0	0	16,637,371,201
Infraestructura Educativa		19,530,827,063	0	0	0	19,530,827,063
Fondo de Aportaciones para la Educación Tecnológica y de Adultos, que se distribuye para erogaciones de:		8,695,997,263	0	0	0	8,695,997,263
Educación Tecnológica		5,388,660,667	0	0	0	5,388,660,667
Educación de Adultos		3,307,336,596	0	0	0	3,307,336,596
Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal		8,786,854,724	0	0	0	8,786,854,724
Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas		62,205,746,400	0	0	0	62,205,746,400
Gasto No Programable
24	Deuda Pública	840,943,348,930	0	0	0	840,943,348,930
28	Participaciones a Entidades Federativas y Municipios	1,220,271,052,133	0	0	0	1,220,271,052,133
29	Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0	0	0	0	0
30	Adeudos de Ejercicios Fiscales Anteriores	42,033,100,000	0	0	0	42,033,100,000
34	Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	54,216,500,900	0	0	0	54,216,500,900

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

Obligaciones incurridas a través de los programas de apoyo a deudores		900	0	0	0	900
Obligaciones surgidas de los programas de apoyo a ahorradores		54,216,500,000	0	0	0	54,216,500,000
D: ENTIDADES SUJETAS A CONTROL PRESUPUESTARIO DIRECTO		1,604,743,189,121	0	0	0	1,604,743,189,121
Gasto Programable
GYN	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	439,044,390,046	0	0	0	439,044,390,046
GYR	Instituto Mexicano del Seguro Social	1,165,698,799,075	0	0	0	1,165,698,799,075
E: EMPRESAS PRODUCTIVAS DEL ESTADO		1,302,106,416,219	0	0	0	1,302,106,416,219
Gasto Programable
TYY	Petróleos Mexicanos (Consolidado)	678,406,767,255	0	0	0	678,406,767,255
TVV	Comisión Federal de Electricidad	439,772,444,138	0	0	0	439,772,444,138
Gasto No Programable
	Costo Financiero, que se distribuye para erogaciones de:	183,927,204,826	0	0	0	183,927,204,826
TYY	Petróleos Mexicanos (Consolidado)	148,086,036,895	0	0	0	148,086,036,895
TVV	Comisión Federal de Electricidad	35,841,167,931	0	0	0	35,841,167,931
Neteo: Resta de: a) aportaciones ISSSTE; y, b) subsidios, transferencias y apoyos fiscales a las entidades de control directo y empresas productivas del Estado.		1,166,199,928,455	0	0	0	1,166,199,928,455

GASTO NETO TOTAL		8,299,647,800,000	7,437,533,326	7,437,533,326	0	8,299,647,800,000

ANEXO 33. AMPLIACIONES AL RAMO 04 GOBERNACIÓN (pesos)

		MONTO
Ramo: 04 Gobernación		47,544,677
S155	Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas (PAIMEF)	13,476,749
U012	Programa de Apoyo para Refugios Especializados para Mujeres Víctimas de Violencia de Género, sus hijas e hijos	19,595,861
E015	Promover la atención y prevención de la violencia contra las mujeres	14,472,067

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2023

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 28-11-2022
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 34. AMPLIACIONES AL RAMO 20 BIENESTAR (pesos)

		MONTO
RAMO: 20 Bienestar		6,342,057,870
S176	Pensión para el Bienestar de las Personas Adultas Mayores	3,841,957,870
S286	Pensión para el Bienestar de las Personas con Discapacidad Permanente	2,500,100,000

ANEXO 35. AMPLIACIONES AL RAMO 47 ENTIDADES NO SECTORIZADAS (pesos)

		MONTO
Ramo: 47 Entidades No Sectorizadas		47,930,779
E033	Atención a Víctimas	40,172,139
S249	Programa para el Bienestar Integral de los Pueblos Indígenas	7,758,640

ANEXO 36. AMPLIACIONES AL RAMO 36 SEGURIDAD Y PROTECCIÓN CIUDADANA (pesos)

		MONTO
Ramo: 36 Seguridad y Protección Ciudadana		1,000,000,000
G00	Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública 1_/	1,000,000,000

1_/

Recursos para dar cumplimiento a las disposiciones que deriven de la reforma al Artículo Quinto Transitorio del “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Constitución Política de los Estados Unidos Mexicanos, en materia de Guardia Nacional”, publicado en el Diario Oficial de la Federación el 26 de marzo de 2019.

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